UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04088

Excelsior Funds, Inc.

(Exact name of registrant as specified in charter)

114 West 47th Street

New York, New York 10036

(Address of principal executive offices) (Zip code)

Michael R. Rosella, Esq.

Paul, Hastings, Janofsky & Walker LLP

75 East 55th Street

New York, New York 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-446-1012

Date of fiscal year end: March 31, 2004

Date of reporting period: March 31, 2004

Item 1.	Reports to Stockholders.

Excelsior Funds, Inc. currently offers shares in sixteen managed investment portfolios: Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Energy and Natural Resources Fund, Real Estate Fund, International Fund, Pacific/Asia Fund, Pan European Fund, Emerging Markets Fund, Managed Income Fund, Intermediate-Term Managed Income Fund, Short-Term Government Securities Fund, Money Fund, Government Money Fund, and Treasury Money Fund. Each Fund is included in one or more of the six reports included herein.

DOMESTIC EQUITY PORTFOLIOS

ANNUAL REPORT

March 31, 2004

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call 1-800-446-1012, from overseas, call 617-483-7297.

Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-446-1012, and (ii) on the Excelsior Funds’ website.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Excelsior Funds, Inc. and Excelsior Funds Trust are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Funds Trust at the following address:

Excelsior Funds

P.O. Box 8529

Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, N.A. THEIR PARENT OR AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

LETTER TO SHAREHOLDERS

December 15, 2004

Dear Valued Excelsior Shareholder:

We are reissuing our 2004 annual report following the termination of Ernst & Young (“E&Y”) as the Funds’ auditor. As previously communicated, on October 28, 2004 the Funds’ Boards of Directors/Trustees terminated E&Y as the Funds’ independent registered public accounting firm as a result of concerns regarding their independence at the time of the issuance of their report. The Boards and their Chief Financial Officer have reviewed the Funds March 31, 2004 financial statements and have concluded that they fairly represent, in all material respects, the financial position of the Funds.

In addition, the Boards of the Funds engaged Deloitte & Touche (“D&T”) as the Funds’ independent registered public accounting firm, and D&T has performed a re-audit of the Funds’ March 31, 2004 financial statements. As stated in the enclosed report, in Deloitte & Touche’s opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2004.

At Excelsior we are committed to helping our shareholders’ long term investments grow. We are defined by our ability to give our shareholders the reassurance and comfort of a steady return over the long term. As always, we value your confidence in selecting Excelsior to fulfill your investment needs.

Sincerely,

Mary Martinez

President

1

ADVISER’S DOMESTIC EQUITY MARKET REVIEW

In the fiscal first quarter of the year ended March 31, 2004, domestic equities moved steadily higher, and their progressive uptrend raised hopes that the bear market, which started in March of 2000, had at last ended. The Standard & Poor’s 500 Index (S&P 500) crossed 1000 on the upside on June 16, regaining a level not seen for a year. Major averages and indexes moved into positive territory. The S&P 500 was up 14.9% in the period; measured from the prior quarter’s March 11 low of 800.73, the gain was an even stronger 21.7%. Other market measures followed suit, with the Dow Jones Industrial Average (DJIA) climbing 12.4% in the quarter, and the NASDAQ Composite Index (COMP) rising an even stronger 21.0%. Tensions subsided in North Korea and the market also weathered the SARS virus threat well. Equally important for equities was the passage of tax cut legislation. The third major factor that enabled the markets to see past recession was an anti-deflation posture announced by Federal Reserve chief Alan Greenspan in May.

Strong conditions continued into the fiscal second quarter, as stocks pushed the upper boundary of their tight trading range higher, overcoming the slow pace of economic recovery and difficulties in Iraq and Israel. Profit taking impacted the quarter’s final week, but the major averages and indexes continued solidly in positive territory. The S&P 500 closed at 995.97, up 2.2% for the quarter (from 974.50). Other market measures more than followed suit, with the DJIA up 3.2%, and the COMP posting a 10.1% quarterly gain.

The banner year for stocks lasted through the fiscal third quarter. Not only did equities maintain a firm grip on ground gained, they managed to push even higher. Investors kept right on buying, and profit taking caused little setback despite selling that aimed to net profits against sizeable tax-loss carry-forwards. As the calendar year ended, investors drove the major averages and indexes to a powerful advance into positive territory. Small-cap stocks continued to outpace their large-cap brethren. Style mattered less than size, since both small-cap value and small-cap growth outperformed. On a sector basis, per S&P data, Precious Metals led, and rotation was in the direction of Information Technology, Consumer Discretionary, and to a lesser degree, Financial Services. Consumer Staples and Energy were out-of-favor.

Equities battled strong headwinds in the fiscal fourth quarter. Still, at the close of the period, U.S. stocks had largely managed to hold onto the year’s gains. The quarter didn’t start out that way. In fact, the previous quarters’ powerful equity uptrend continued right into the fourth fiscal quarter. In January, equities marched higher as money poured into stocks. In January, investors channeled almost $44 billion in net new money into stock mutual funds, the highest monthly figure since the March 2000 market peak. By the end of January, the S&P 500 was up 4% for the year and at a 22-month high. As the quarter progressed, however, profit taking increased in the face of renewed terrorism, election uncertainties, perceptions of sluggish job growth, concerns about the housing market and higher energy prices—not to mention a possible Fed interest rate hike. By March 31, the major U.S. indices were essentially where they were at the start of the quarter.

2

EXCELSIOR FUNDS, INC. BLENDED EQUITY FUND

For the twelve months ended March 31, 2004, the Fund realized a total return of 31.75%* versus 35.09%** for the Standard & Poor’s 500 Composite Stock Price Index and ranked 463 out of 1,025 funds, based on total return, in the Lipper Large-Cap Core Funds category*** for the same one year period. The Fund ranked 285 and 70 among 626 and 219 funds, in the same Lipper category for the five and ten years ended March 31, 2004, with cumulative returns of -9.50%* and 163.04%,* respectively. For much of the period the Fund maintained a close balance between growth and value companies, buying the stocks of a number of high-quality, midsize companies, with a particular focus on strong free cash flow. The Fund saw good returns from a number of its healthcare holdings, including names in the biotechnology and generic drug manufacturing areas. The Fund maintained an overall underweight in technology, as we believed that valuations remained high for tech stocks in general, and this stance detracted from the Fund’s relative performance as technology did well overall during the 12 months. The Fund’s overweight in the energy sector, an area that had mixed relative performance, slightly hindered the Fund’s performance. Although companies in the insurance sector, an area the Fund was overweight, appeared in general to have above-average pricing power in the fiscal year, they also had mixed results, adding slightly to the Fund’s relative underperformance. Several holdings in the retail area aided Fund performance.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***	Source: Lipper, Inc.—Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

3

EXCELSIOR FUNDS, INC. LARGE CAP GROWTH FUND

For the twelve months ended March 31, 2004, the Fund realized a total return of 33.16%* versus 32.19%** for the Russell 1000 Growth Index. The Fund’s relative outperformance was due in part to our rebalancing of the Fund in an effort to take advantage of a strengthening economy (shaky employment numbers notwithstanding) during the fiscal year. We did this largely by raising the Fund’s growth potential and doing so at a considerably lower price than that reflected in the Standard & Poor’s 500’s price-to-growth ratio. One way we accomplished this was by lowering the Fund’s weightings in defensive sectors and industrials and we were opportunistic in increasing our exposure to high growth areas within healthcare such as biotech, generics and medical devices. Also, in keeping with our sell discipline, we terminated the Fund’s positions in a number of names in technology that we felt were fully valued relative to their growth prospects. We also removed a number of stocks in the financial field that we believed had reached their growth limit or would not show the kind of growth we expected. Notably, while we sold Fund holdings in a number of areas such as tech and financials, we frequently replaced them with other names in the same areas. One important change in the Fund over the period was to enhance its diversification, as we moved from 27 names in early 2003 to well over 30 by year end.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/1/97 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: The Russell Company—The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

4

EXCELSIOR FUNDS TRUST OPTIMUM GROWTH FUND

For the fiscal year ended March 31, 2004, the Fund’s Shares realized a total return of 30.27%* versus 32.18%** for the Russell 1000 Growth Index. Throughout the fiscal year, in the core portion of the Fund (70% of assets), we rebalanced the portfolio to take advantage of an improving economy. We did this largely by raising the Fund’s growth potential, and doing so at a considerably lower price than that reflected in the Standard & Poor’s 500’s price-to-growth ratio. Specifically, we lowered the Fund’s weightings in defensive sectors and increased weightings in deep cyclicals and elsewhere. At various points in the year, we focused on technology, consumer and financial names, cyclicals (industrials and materials), and health care. The emphasis on health care (medical products and medical services industries) in particular aided Fund performance; the Fund’s technology holdings did contribute positively to returns as well, but an underweight relative to the benchmark resulted in underperformance. The structured overlay portion of the Fund (30% of assets) presents a similarly mixed picture. Over time, as compared with a purely active-management strategy, the use of a quantitative overlay tends to dampen overall Fund volatility without materially inhibiting returns. In this past fiscal year, however, while the overlay did decrease volatility, it also contributed to underperformance relative to the benchmark. Part of this underperformance can be attributed to technical issues related to the timing of purchases and sales, part to stock selection, and part to sector and industry bets.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 6/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: The Russell Company—The Russell 1000 Growth Index is an unmanaged index and is composed of the 1,000 companies with higher price-to-book ratios and higher forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

5

EXCELSIOR FUNDS, INC. SMALL CAP FUND

For the twelve months ended March 31, 2004, the Fund returned 72.26%* versus 63.84%** for the Russell 2000 Index. The success that was realized in fiscal 2004 had its roots in fiscal 2003. We had taken a constructive outlook for the equity markets after three years of bear markets and reoriented the Fund to anticipate better conditions. Employing our disciplines of identifying high-potential ideas that are operating in sub-normal conditions lead us into some deeply depressed industries. This translated into significant commitments to capital markets companies that were enduring their own bear market, which contributed to the Fund’s outperformance. Investments made in the technology sector during that group’s horrible bear market also contributed to outperformance as capital spending and tax incentives reignited a significant earnings recovery in fiscal 2004. We are always in a harvest and cultivate mode; fiscal 2004 was a harvest year. We feel the financial and statistical characteristics for the Fund have been exceptional. Composed of 41 issues at March 31, 2004, the Fund had a five-year earnings growth rate of 16.0% and a five-year return on equity of 14.8%, accomplished with only 15% debt-to-total capitalization. This compares against 15%, 9.0% and 23.5%, respectively, for the Russell 2000 Index. The normalized price-to-earnings comparison was 17.9x for Fund versus 18.7x for the Index. By our calculus, higher growth accomplished with less debt and greater profitability, acquired at a lower price, is the definition of good value.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. There is greater volatility associated with an investment in the Small Cap Market.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: The Russell Company—The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index includes dividends reinvested.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

6

EXCELSIOR FUNDS, INC. VALUE AND RESTRUCTURING FUND

For the twelve months ended March 31, 2004, the Fund’s Shares realized a total return of 60.06%* strongly outpacing the Russell 1000 Value Index’s return of 40.81%**. For the twelve months ended March 31, 2004, the Fund ranked 13 out of 462 funds, based on total return, in the Lipper Multi-Cap Value Funds category.*** The Fund’s long-term performance has been very strong, ranking 27 and 3 among 222 and 76 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2004, with cumulative total returns of 63.33%* and 352.96%,* respectively. The Fund’s strong showing was due in part to its focus on value stocks, which did well for much of the fiscal year. In addition, several of our overweights in cyclicals (all weightings versus the benchmark) were major beneficiaries of improvement in the economy in calendar 2003. The Fund’s performance was also aided by its non-cyclical underweights, such as healthcare and consumer staples, which underperformed in the first half of the fiscal year. Late in the fiscal year, market sentiment shifted toward these non-cyclical defensive names – and having already nudged the Fund in that direction proved a benefit. Due to the Fund’s broad diversification, it contained restructuring stocks with very growth-like behavior, and this aided Fund performance late in the year, when growth names drew more market favor. A single large holding in a new tech niche, was a notably positive contributor to Fund performance. Throughout the fiscal year the Fund’s focus on dividend-paying companies with strong fundamentals was increased. Reasons included our expectation that the recent changes in the tax laws would renew investor interest in dividend paying stocks.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: The Russell Company—The Russell 1000 Value Index is an unmanaged index composed of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
***	Source: Lipper, Inc.—Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

7

EXCELSIOR FUNDS TRUST MID CAP VALUE FUND

For the twelve months ended March 31, 2004, the Fund’s Shares realized a total return of 54.21%* versus 51.59%** for the Russell Mid Cap Value Index. The Fund was positioned to benefit from economic growth and a positive change in investor sentiment both of which transpired in the year. In the first fiscal quarter, for instance, the breadth of Fund holdings advancing due to the above was quite telling as all but one Fund holding advanced. Cyclical stocks continued to contribute positively in the second fiscal quarter, with a number of tech and commodity-focused names rising well in excess of 30%. By contrast, stocks less tied to the health of the economy generally underperformed during the second fiscal quarter. Later, in the third fiscal quarter, strong GDP growth, the highest in 20 years, fueled an equity rally, pushing the Fund well ahead of the Russell Mid Cap Value Index, its benchmark. This push slowed somewhat toward the end of the fiscal year, as a briefly unsure economy, terrorist activities and poor employment numbers made investors defensive again. Over all, throughout the year, the Fund’s holdings displayed greater levels of profitability than its benchmark while carrying less debt.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 6/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: The Russell Company—The Russell Mid Cap Value Index measures the performance of medium-sized value-oriented securities.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

8

EXCELSIOR FUNDS, INC. ENERGY AND NATURAL RESOURCES FUND

During the twelve months ended March 31, 2004, the Fund realized a total return of 40.84%* versus 35.09%** for the Standard & Poor’s 500 Composite Stock Price Index. Several factors had a positive impact on the Fund during the fiscal year. At the macro-level, the war in Iraq and continued terrorist activities in the Middle East imposed a war premium on the price of crude oil which averaged $30 per barrel, substantially above the more typical $18 to $23 price band. Domestic natural gas prices also remained elevated, a function of a developing supply imbalance. In retrospect, North American gas production peaked in 2001. Unlike oil, a global commodity with no transport barriers, natural gas is a regional hydrocarbon, landlocked by a pipeline grid. Incremental supply of imported liquefied natural gas (LNG) is a partial solution, but the necessary infrastructure is not expected to be in place before 2008. This window should help keep natural gas in a favorable price band of $3.50-$5.50 per thousand cubic feet for a protracted period. Another positive proved to be the hyper-growth phase in China which accounts for 5% of world GDP but 20% of basic material imports. In response to the rising commodity price environment, we raised the Fund’s weighting in oil and gas producers and oil service providers. Capitalizing on rising import demand from China, we raised our holdings in the basic materials sector, notably copper, iron ore, nickel, and cement.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

9

EXCELSIOR FUNDS, INC. REAL ESTATE FUND

For the twelve months ended March 31, 2004, the Fund realized a total return of 45.65%* versus 51.60%** for the Morgan Stanley REIT Index. The Fund retained exposure to all the major property types during the year. In addition to REITs the Fund owned several non-REIT real estate related operating companies. Broadly speaking, we favored companies with strong balance sheets and experienced managements, viewing both as keys to success during a period in which the fundamentals of the underlying real estate market were somewhat unsettled. We tried to retain a balance between companies with higher current returns, and those with better growth prospects. Early on, we began gradually positioning the Fund to benefit in an improving economy, a shift that continued for much of the fiscal year. In retrospect this move was too early as the economy continued to recover slowly and interest rates continued to decline during the year, causing poor relative performance for the Fund. In this regard, the Fund’s exposure to the mall sector was below the Morgan Stanley REIT Index, it’s benchmark, and it’s exposure to industrial names was above. In terms of other major property types weightings the Fund was in line with the benchmark in both the office and apartment companies. The consumer continued to be the major driver in the economy and this drove strong performance in the retail oriented REITs. Of the major property sectors, the apartments performed most poorly relative to the benchmark. Lack of job formation and low mortgage rates as well as the specter of increasing supply drove the poor relative performance of this sector.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices since 10/1/97 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Morgan Stanley REIT Index is an unmanaged capitalization-weighted index composed of the largest and most actively traded REITs designed to provide a broad measure of real estate equity performance.
***	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

10

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Excelsior Funds

Statements of Assets and Liabilities

March 31, 2004

	Blended Equity Fund	Large Cap Growth Fund	Optimum Growth Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$353,187,147	$108,142,691	$31,299,769

Investments, at value (excluding repurchase agreements) (Note 1)	$565,563,255	$121,646,710	$36,672,146
Repurchase agreements, at value (Note 1)	2,525,000	5,477,000	578,000
Cash	587	986	222
Dividends receivable	724,217	24,506	23,045
Interest receivable	51	110	12
Receivable for investments sold	6,579,730	—	—
Receivable for fund shares sold	871,821	317,849	113,816
Foreign withholding tax receivable	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts (Note 1)	—	—	—
Unamortized offering costs (Note 1)	—	—	—

Total Assets	576,264,661	127,467,161	37,387,241
LIABILITIES:
Payable for investments purchased	2,109,119	—	—
Options written, at value (Premiums received: Value and Restructuring Fund — ($2,153,485))	—	—	—
Payable for fund shares redeemed	389,921	108,744	9,150
Investment advisory fees payable (Note 2)	360,795	77,521	11,703
Administration fees payable (Note 2)	54,245	11,801	3,496
Shareholder servicing fees payable (Note 2)	18,805	999	2,916
Directors’/Trustees’ fees payable (Note 2)	294	128	165
Accrued expenses and other payables	89,945	37,231	10,581

Total Liabilities	3,023,124	236,424	38,011

NET ASSETS	$573,241,537	$127,230,737	$37,349,230

NET ASSETS consist of:
Undistributed net investment income	$474,237	$—	$—
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	(1,674,176)	(138,432,914)	(9,333,667)
Unrealized appreciation of investments, foreign currency translations and written options	214,901,108	18,981,019	5,950,377
Par value (Note 5)	17,038	16,496	35
Paid in capital in excess of par value	359,523,330	246,666,136	40,732,485

Total Net Assets	$573,241,537	$127,230,737	$37,349,230

Net Assets:
Shares	$573,241,537	$127,230,737	$5,081,912
Institutional Shares	—	—	32,267,318
Shares outstanding (Note 5):
Shares	17,038,047	16,495,795	478,065
Institutional Shares	—	—	2,976,339
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Shares	$33.64	$7.71	$10.63

Institutional Shares	—	—	$10.84

See Notes to Financial Statements.

12

Small Cap Fund	Value and Restructuring Fund	Mid Cap Value Fund	Energy and Natural Resources Fund	Real Estate Fund	Equity Income Fund

$270,373,378	$2,421,222,071	$222,832,730	$123,844,960	$96,066,015	$97,780,220

$342,092,300	$3,260,705,239	$279,014,849	$139,402,533	$117,706,630	$94,003,472
7,108,000	28,289,000	7,035,000	15,773,000	7,946,000	6,283,000
23,003	196,895	703	238	965	855
7,500	4,231,873	122,360	94,030	565,954	221,985
142	566	141	315	159	126
2,857,663	5,474,694	1,028,437	—	—	—
710,117	12,723,465	30,459,941	362,731	571,846	1,022,561
—	—	—	5,972	—	—
—	28,850	—	—	—	—
—	—	—	—	—	34,349

352,798,725	3,311,650,582	317,661,431	155,638,819	126,791,554	101,566,348

—	21,914,690	—	5,451,309	3,715,363	1,462,076
—	1,173,200	—	—	—	—
75,194	2,727,268	29,985,504	24,033	86,251	—
179,253	1,251,021	117,788	52,184	84,446	53,544
33,206	303,522	26,428	13,778	10,887	8,709
6,989	641,204	46,078	16,180	4,294	261
281	3,479	1,774	100	64	211
47,286	542,396	34,777	45,844	15,765	17,196

342,209	28,556,780	30,212,349	5,603,428	3,917,070	1,541,997

$352,456,516	$3,283,093,802	$287,449,082	$150,035,391	$122,874,484	$100,024,351

$—	$6,850,019	$232,080	$206,066	$622,225	$433,852
(6,849,253)	(193,232,622)	(2,738,412)	(5,614,557)	1,907,405	356,963
78,826,922	868,756,660	63,217,119	31,330,573	29,586,615	2,506,252
24,160	87,386	182	9,122	13,396	129
280,454,687	2,600,632,359	226,738,113	124,104,187	90,744,843	96,727,155

$352,456,516	$3,283,093,802	$287,449,082	$150,035,391	$122,874,484	$100,024,351

$352,456,516	$3,244,851,248	$186,720,234	$150,035,391	$122,874,484	$100,024,351
—	38,242,554	100,728,848	—	—	—

24,160,353	86,367,759	11,857,831	9,122,323	13,396,394	12,886,593
—	1,018,117	6,383,944	—	—	—

$14.59	$37.57	$15.75	$16.45	$9.17	$7.76

—	$37.56	$15.78	—	—	—

See Notes to Financial Statements.

13

Excelsior Funds

Statements of Operations

Year ended March 31, 2004*

	Blended Equity Fund	Large Cap Growth Fund	Optimum Growth Fund
INVESTMENT INCOME:
Dividend income	$8,061,071	$287,322	$210,623
Interest income	51,973	30,205	8,463
Less: Foreign taxes withheld	(42,198)	(6,903)	(1,643)

Total Income	8,070,846	310,624	217,443
EXPENSES:
Investment advisory fees (Note 2)	4,191,595	745,089	237,503
Administration fees (Note 2)	845,558	150,315	55,282
Shareholder servicing fees (Note 2)	579,627	71,643	20,090
Shareholder servicing fees — Shares (Note 2)	—	—	11,727
Shareholder servicing fees — Institutional Shares (Note 2)	—	—	4,668
Transfer agent fees (Note 2)	200,983	134,924	27,251
Legal and audit fees	136,734	25,004	8,271
Custodian fees	54,249	8,353	4,467
Shareholder reports	40,377	7,834	2,904
Registration and filing fees	23,709	16,593	20,264
Directors’/Trustees’ fees and expenses (Note 2)	15,705	2,735	2,815
Amortization of offering costs (Note 1)	—	—	—
Miscellaneous expenses	40,377	7,464	4,156

Total Expenses	6,128,914	1,169,954	399,398
Fees waived and reimbursed by:
Investment Adviser (Note 2)	(360,770)	(86,220)	(79,215)
Administrator (Note 2)	(223,554)	(39,738)	(16,650)

Net Expenses	5,544,590	1,043,996	303,533

NET INVESTMENT INCOME (LOSS)	2,526,256	(733,372)	(86,090)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1):
Net realized gain (loss):
Security transactions	10,797,205	(1,591,302)	4,630,950
Foreign currency transactions	—	—	—
Written options	—	—	—

Total net realized gain (loss)	10,797,205	(1,591,302)	4,630,950
Change in unrealized appreciation/depreciation of investments, foreign currency translations and written options during the year	135,044,927	28,354,319	4,965,379

Net realized and unrealized gain on investments, foreign currency transactions and written options	145,842,132	26,763,017	9,596,329

Net increase in net assets resulting from operations	$148,368,388	$26,029,645	$9,510,239

*	Figures for the Equity Income Fund are for the period of September 30, 2003 (commencement of operations) through March 31, 2004.

See Notes to Financial Statements.

14

Small Cap Fund	Value and Restructuring Fund	Mid Cap Value Fund	Energy and Natural Resources Fund	Real Estate Fund	Equity Income Fund

$1,697,306	$42,083,143	$2,447,638	$1,673,512	$4,741,323	$876,033
53,291	270,837	73,908	45,698	37,001	19,754
—	(273,327)	(4,281)	(46,146)	(538)	(2,600)

1,750,597	42,080,653	2,517,265	1,673,064	4,777,786	893,187

1,666,580	14,294,595	1,336,557	696,224	982,857	191,437
420,229	3,604,655	311,113	175,564	148,709	38,629
383,343	297,611	156,242	147,270	80,670	864
—	5,845,868	356,835	—	—	—
—	—	124	—	—	—
69,942	1,518,133	69,443	204,048	42,664	6,655
72,925	612,760	44,442	28,582	23,861	7,477
32,598	254,243	13,033	16,581	9,311	18,299
24,247	180,940	13,493	8,508	7,101	3,122
28,872	97,244	21,174	16,586	19,089	1,333
7,193	61,006	13,973	3,229	2,747	549
—	—	—	—	—	28,783
20,926	173,728	46,138	8,686	7,894	2,483

2,726,855	26,940,783	2,382,567	1,305,278	1,324,903	299,631

(323,822)	(2,242,675)	(307,417)	(109,154)	(105,231)	(20,904)
(111,106)	(1,208,392)	(195,866)	(46,415)	(39,314)	(10,210)

2,291,927	23,489,716	1,879,284	1,149,709	1,180,358	268,517

(541,330)	18,590,937	637,981	523,355	3,597,428	624,670

31,762,314	26,156,318	3,636,063	8,036,767	6,155,479	356,963
—	(25,771)	(12,743)	—	—	—
—	(1,694,222)	—	—	—	—

31,762,314	24,436,325	3,623,320	8,036,767	6,155,479	356,963
99,769,816	978,738,539	74,173,832	30,299,792	27,077,288	2,506,252

131,532,130	1,003,174,864	77,797,152	38,336,559	33,232,767	2,863,215

$130,990,800	$1,021,765,801	$78,435,133	$38,859,914	$36,830,195	$3,487,885

See Notes to Financial Statements.

15

Excelsior Funds

Statements of Changes in Net Assets

	Blended Equity Fund	Large Cap Growth Fund	Optimum Growth Fund
Year Ended March 31, 2004
Net investment income (loss)	$2,526,256	$(733,372)	$(86,090)
Net realized gain (loss) on investments and foreign currency transactions	10,797,205	(1,591,302)	4,630,950
Net realized (loss) on written options	—	—	—
Change in unrealized appreciation/depreciation of investments, foreign currency translations and written options during the year	135,044,927	28,354,319	4,965,379

Net increase in net assets resulting from operations	148,368,388	26,029,645	9,510,239
Distributions to shareholders:
From net investment income
Shares	(2,883,929)	—	—
Institutional shares	—	—	(16,211)
From net realized gain on investments
Shares	—	—	—

Total Distributions	(2,883,929)	—	(16,211)

Increase (decrease) in net assets from fund share transactions (Note 5)
Shares	(41,255,598)	27,306,627	(1,079,885)
Institutional shares	—	—	(2,974,033)

Total from fund share transactions	(41,255,598)	27,306,627	(4,053,918)

Net increase in net assets	104,228,861	53,336,272	5,440,110
NET ASSETS:
Beginning of year	469,012,676	73,894,465	31,909,120

End of year (1)	$573,241,537	$127,230,737	$37,349,230

(1) Including undistributed net investment income	$474,237	$—	$—

Year Ended March 31, 2003
Net investment income (loss)	$3,156,238	$(232,168)	$31,911
Net realized gain (loss) on investments	(12,471,383)	(75,502,871)	(9,110,968)
Net realized gain on written options	—	—	—
Change in unrealized appreciation/depreciation of investments and written options during the year	(141,253,929)	17,173,277	(5,119,107)

Net (decrease) in net assets resulting from operations	(150,569,074)	(58,561,762)	(14,198,164)
Distributions to shareholders:
From net investment income
Shares	(2,893,661)	—	(627)
Institutional shares	—	—	(15,188)
From net realized gain on investments
Shares	(28,177,700)	—	—

Total Distributions	(31,071,361)	—	(15,815)

Increase (decrease) in net assets from fund share transactions (Note 5)
Shares	(32,446,392)	(56,790,497)	(1,301,839)
Institutional shares	—	—	(600,974)

Total from fund share transactions	(32,446,392)	(56,790,497)	(1,902,813)

Net increase (decrease) in net assets	(214,086,827)	(115,352,259)	(16,116,792)
NET ASSETS:
Beginning of year	683,099,503	189,246,724	48,025,912

End of year (2)	$469,012,676	$73,894,465	$31,909,120

(2) Including undistributed net investment income	$831,910	$—	$16,096

* Equity Income Fund commenced operations on September 30, 2003.

See Notes to Financial Statements.

16

Small Cap Fund	Value and Restructuring Fund	Mid Cap Value Fund	Energy and Natural Resources Fund	Real Estate Fund	Equity Income Fund*

$(541,330)	$18,590,937	$637,981	$523,355	$3,597,428	$624,670
31,762,314	26,130,547	3,623,320	8,036,767	6,155,479	356,963
—	(1,694,222)	—	—	—	—
99,769,816	978,738,539	74,173,832	30,299,792	27,077,288	2,506,252

130,990,800	1,021,765,801	78,435,133	38,859,914	36,830,195	3,487,885

—	(16,015,057)	(306,909)	(355,796)	(3,935,500)	(219,601)
—	(230,193)	(226,937)	—	—	—

—	—	—	—	(734,269)	—

—	(16,245,250)	(533,846)	(355,796)	(4,669,769)	(219,601)

65,141,731	691,737,456	51,526,480	19,090,869	11,339,921	96,756,067
—	27,115,289	31,858,348	—	—	—

65,141,731	718,852,745	83,384,828	19,090,869	11,339,921	96,756,067

196,132,531	1,724,373,296	161,286,115	57,594,987	43,500,347	100,024,351

156,323,985	1,558,720,506	126,162,967	92,440,404	79,374,137	—

$352,456,516	$3,283,093,802	$287,449,082	$150,035,391	$122,874,484	$100,024,351

$—	$6,850,019	$232,080	$206,066	$622,225	$433,852

$(548,553)	$12,137,862	$361,948	$366,531	$3,594,269
(27,832,602)	(182,961,868)	(6,310,874)	(7,163,655)	771,754
—	1,445,344	—	—	—
(39,057,393)	(487,934,177)	(26,424,605)	(16,253,519)	(8,346,002)

(67,438,548)	(657,312,839)	(32,373,531)	(23,050,643)	(3,979,979)

—	(9,551,583)	(132,632)	(441,096)	(3,262,432)
—	—	(159,673)	—	—

—	—	—	—	—

—	(9,551,583)	(292,305)	(441,096)	(3,262,432)

52,161,227	(189,597,720)	49,078,733	(13,236,650)	(4,691,483)
—	—	5,372,481	—	—

52,161,227	(189,597,720)	54,451,214	(13,236,650)	(4,691,483)

(15,277,321)	(856,462,142)	21,785,378	(36,728,389)	(11,933,894)

171,601,306	2,415,182,648	104,377,589	129,168,793	91,308,031

$156,323,985	$1,558,720,506	$126,162,967	$92,440,404	$79,374,137

$—	$4,351,627	$98,920	$38,507	$885,736

See Notes to Financial Statements.

17

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) of Investements and Options		Total From Investment Operations	Dividends From Net Investment Income		Distributions From Net Realized Gain on Investments and Options
BLENDED EQUITY FUND — (04/25/85*)
Shares:
Year Ended March 31,
2000	$42.51	$0.03		$9.54		$9.57	$(0.06)		$(1.39)
2001	50.63	0.01		(13.31)		(13.30)	(0.01)		(1.33)
2002	35.99	0.10		(0.67)		(0.57)	(0.08)		(0.17)
2003	35.17	0.17		(7.97)		(7.80)	(0.15)		(1.55)
2004	25.67	0.14		7.99		8.13	(0.16)		—
LARGE CAP GROWTH FUND — (10/01/97*)
Shares:
Year Ended March 31,
2000	$14.30	$(0.06)		$4.74		$4.68	—		—
2001	18.98	(0.08)		(8.84)		(8.92)	—		—
2002	10.06	(0.06)		(1.17)		(1.23)	—		—
2003	8.83	(0.01	)(2)	(3.03	)(2)	(3.04)	—		—
2004	5.79	(0.05	)(2)	1.97	(2)	1.92	—		—
OPTIMUM GROWTH FUND — (06/01/96*)
Shares:
Year Ended March 31,
2000	$27.40	$(0.11)		$7.16		$7.05	—		$(3.88)
2001	30.57	(0.10)		(12.08)		(12.18)	—		(5.45)
2002	12.94	(0.20	)(2)	(0.98	)(2)	(1.18)	—		—
2003	11.76	(0.01	)(2)	(3.59	)(2)	(3.60)	—	(3)	—
2004	8.16	(0.04	)(2)	2.51	(2)	2.47	—		—
SMALL CAP FUND — (12/31/92*)
Shares:
Year Ended March 31,
2000	$9.27	—		$6.12		$6.12	—		—
2001	15.39	$0.07		(4.41)		(4.34)	$(0.07)		$(0.92)
2002	10.06	0.03		2.14		2.17	(0.04	)(4)	—
2003	12.19	(0.03	)(2)	(3.69	)(2)	(3.72)	—		—
2004	8.47	(0.02	)(2)	6.14	(2)	6.12	—		—
VALUE AND RESTRUCTURING FUND — (12/31/92*)
Shares:
Year Ended March 31,
2000	$23.88	$0.07		$10.03		$10.10	$(0.09)		—
2001	33.89	0.60		(3.21)		(2.61)	(0.59)		—
2002	30.69	0.08		1.94		2.02	(0.08)		—
2003	32.63	0.17		(9.01)		(8.84)	(0.13)		—
2004	23.66	0.24		13.90		14.14	(0.23)		—

* Commencement of Operations

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.
(4)	Includes a tax return of capital of $(0.01).

See Notes to Financial Statements.

18

Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate	Fee Waiver (Note 2)

$(1.45)	$50.63	22.90%	$993,409	0.97%	1.02%	0.08%	24%	$0.02
(1.34)	35.99	(26.72)%	724,180	0.99%	1.06%	0.03%	36%	0.03
(0.25)	35.17	(1.58)%	683,100	0.97%	1.08%	0.29%	43%	0.04
(1.70)	25.67	(22.45)%	469,013	0.96%	1.11%	0.59%	36%	0.04
(0.16)	33.64	31.75%	573,242	0.99%	1.10%	0.45%	24%	0.03

—	$18.98	32.73%	$498,314	1.01%	1.07%	(0.48)%	20%	$0.01
—	10.06	(47.00)%	277,504	1.01%	1.08%	(0.50)%	20%	0.01
—	8.83	(12.23)%	189,247	1.00%	1.10%	(0.50)%	10%	0.01
—	5.79	(34.43)%	73,894	1.04%	1.21%	(0.21)%	56%	0.01
—	7.71	33.16%	127,231	1.05%	1.18%	(0.74)%	79%	0.01

$(3.88)	$30.57	27.40%	$21,967	1.05%	1.18%	(0.43)%	44%	$0.03
(5.45)	12.94	(45.34)%	13,249	1.05%	1.20%	(0.53)%	46%	0.03
—	11.76	(9.12)%	8,749	1.04%	1.32%	(0.37)%	43%	0.04
—	8.16	(30.60)%	4,863	1.04%	1.16%	(0.13)%	61%	0.01
—	10.63	30.27%	5,082	1.03%	1.29%	(0.43)%	97%	0.03

—	$15.39	65.91%	$107,941	0.92%	1.03%	0.01%	134%	$0.01
$(0.99)	10.06	(28.69)%	87,180	0.89%	1.04%	0.57%	132%	0.02
(0.04)	12.19	21.61%	171,601	0.84%	0.98%	0.19%	144%	0.01
—	8.47	(30.52)%	156,324	0.83%	1.05%	(0.31)%	105%	0.02
—	14.59	72.26%	352,457	0.83%	0.98%	(0.20)%	82%	0.02

$(0.09)	$33.89	42.41%	$1,207,244	0.90%	1.03%	0.25%	20%	$0.03
(0.59)	30.69	(7.74)%	1,822,710	0.95%	1.02%	1.66%	15%	0.03
(0.08)	32.63	6.60%	2,408,053	0.94%	1.02%	0.27%	8%	0.02
(0.13)	23.66	(27.13)%	1,558,721	0.99%	1.12%	0.65%	16%	0.03
(0.23)	37.57	60.06%	3,244,851	0.99%	1.14%	0.78%	4%	0.05

See Notes to Financial Statements.

19

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) of Investments and Options		Total From Investment Operations	Dividends From Net Investment Income		Distributions From Net Realized Gain on Investments and Options
MID CAP VALUE FUND — (06/01/96*)
Shares:
Year Ended March 31,
2000	$15.35	$0.01		$6.35		$6.36	$(0.05)		$(0.32)
2001	21.34	0.37		(1.27)		(0.90)	(0.37)		(8.08)
2002	11.99	0.27	(4)	1.41	(4)	1.68	(0.02)		(0.36)
2003	13.29	0.02	(4)	(3.05	)(4)	(3.03)	(0.02)		—
2004	10.24	0.03	(4)	5.51	(4)	5.54	(0.03)		—
ENERGY AND NATURAL RESOURCES FUND — (12/31/92*)
Shares:
Year Ended March 31,
2000	$11.02	$0.04		$4.72		$4.76	$(0.06)		$(0.51)
2001	15.21	0.07		1.60		1.67	(0.07)		(1.40)
2002	15.41	0.10		(0.58)		(0.48)	(0.10)		(0.43)
2003	14.40	0.04		(2.67)		(2.63)	(0.05)		—
2004	11.72	0.06		4.71		4.77	(0.04)		—
REAL ESTATE FUND — (10/01/97*)
Shares:
Year Ended March 31,
2000	$5.50	$0.34		$(0.31)		$0.03	$(0.32)		—
2001	5.21	0.33		0.89		1.22	(0.34	)(6)	—
2002	6.09	0.31		1.01		1.32	(0.31	)(6)	—
2003	7.10	0.28	(4)	(0.52	)(4)	(0.24)	(0.25)		—
2004	6.61	0.29	(4)	2.64	(4)	2.93	(0.31)		(0.06)
EQUITY INCOME FUND — (09/30/03*)
Shares:
Period Ended March 31, 2004	$7.00	$0.07		$0.73		$0.80	$(0.04)		—

* Commencement of Operations

(1)	Not annualized
(2)	Annualized
(3)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrator.
(4)	For comparative purposes per share amounts are based on average shares outstanding.
(5)	Amount represents less than $0.01 per share.
(6)	Includes a tax return of capital of $(0.08) and $(0.02) for the years ended March 31, 2001 and March 31, 2002, respectively.

See Notes to Financial Statements.

20

Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (000)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets (3)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate		Fee Waiver (Note 2)

$(0.37)	$21.34	41.60%		$336	1.05%		1.20%		0.02%		45%		$0.05
(8.45)	11.99	(0.84)%		2,371	1.03%		1.26%		0.97%		95%		0.09
(0.38)	13.29	14.23%		50,477	1.05%		1.16%		0.59%		24%		0.01
(0.02)	10.24	(22.81)%		81,146	1.01%		1.15%		0.20%		28%		0.02
(0.03)	15.75	54.21%		186,720	0.99%		1.23%		0.24%		13%		0.03

$(0.57)	$15.21	44.61%		$71,126	0.97%		1.08%		0.37%		138%		$0.01
(1.47)	15.41	11.98%		102,850	0.99%		1.05%		0.46%		59%		0.01
(0.53)	14.40	(2.82)%		129,169	0.98%		1.12%		0.77%		73%		0.02
(0.05)	11.72	(18.30)%		92,440	1.01%		1.19%		0.35%		78%		0.02
(0.04)	16.45	40.84%		150,035	0.99%		1.13%		0.45%		91%		0.02

$(0.32)	$5.21	0.58%		$33,703	1.20%		1.41%		6.17%		27%		$0.01
(0.34)	6.09	24.03%		44,237	1.20%		1.36%		5.52%		29%		0.01
(0.31)	7.10	22.37%		91,308	1.20%		1.33%		4.53%		25%		0.01
(0.25)	6.61	(3.49)%		79,374	1.17%		1.23%		4.09%		23%		—	(5)
(0.37)	9.17	45.65%		122,874	1.20%		1.35%		3.67%		38%		0.01

$(0.04)	$7.76	11.48	%(1)	$100,024	1.05	%(2)	1.17	%(2)	2.44	%(2)	6	%(2)	—	(5)

See Notes to Financial Statements.

21

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Blended Equity Fund

Shares		Value (Note 1)
COMMON STOCKS — 98.66%
	CONSUMER DISCRETIONARY — 14.98%
33,000	†Autozone, Inc.	$ 2,837,010
125,000	Clear Channel Communications, Inc.	5,293,750
208,850	†Coach, Inc.	8,560,762
134,800	†Comcast Corp., Class A	3,874,152
67,700	†Cox Communications, Inc., Class A	2,139,320
56,000	†eBay, Inc.	3,878,560
124,787	Federated Department Stores	6,744,737
251,594	†Fossil, Inc.	8,368,016
35,000	General Motors Corp.	1,648,500
65,000	Home Depot, Inc.	2,428,400
333,775	John Wiley & Sons, Class A	9,989,886
83,125	†Mohawk Industries, Inc.	6,845,344
265,792	News Corp., Ltd. ADR	8,428,264
35,000	Omnicom Group	2,808,750
70,000	Sears Roebuck & Co.	3,007,200
200,000	Target Corp.	9,008,000

		85,860,651

	CONSUMER STAPLES — 7.50%
140,000	Altria Group, Inc.	7,623,000
58,000	Kellogg Co.	2,275,920
251,417	Sysco Corp.	9,817,834
338,492	Wal-Mart Stores, Inc.	20,204,587
92,700	Walgreen Co.	3,054,465

		42,975,806

	ENERGY — 7.94%
167,558	Apache Corp.	7,233,479
110,212	BP plc ADR	5,642,854
21,000	ChevronTexaco Corp.	1,843,380
101,976	ConocoPhillips	7,118,945
373,990	Exxon Mobil Corp.	15,554,244
134,366	†Nabors Industries Ltd.	6,147,245
42,100	Royal Dutch Petroleum Co. (NY Shares)	2,003,118

		45,543,265

	FINANCIAL — 23.08%
209,741	Allstate Corp.	9,534,826
105,000	American Express Co.	5,444,250
183,915	American International Group	13,122,335
342,980	Citigroup, Inc.	17,732,066

Shares		Value (Note 1)
COMMON STOCKS — (continued)
	FINANCIAL — (continued)
40,000	Fannie Mae	$ 2,974,000
171,998	FleetBoston Financial Corp.	7,722,710
117,650	Goldman Sachs Group, Inc.	12,276,777
62,646	Hartford Financial Services Group, Inc.	3,990,550
26,450	HSBC Holdings plc ADR	1,978,460
135,000	JP Morgan Chase & Co.	5,663,250
79,311	Lehman Brothers Holdings, Inc.	6,572,503
33,600	MBIA, Inc.	2,106,720
55,588	Mellon Financial Corp.	1,739,349
63,000	Merrill Lynch & Co., Inc.	3,752,280
241,600	State Street Corp.	12,594,608
196,834	US Bancorp	5,442,460
201,000	Washington Mutual, Inc.	8,584,710
195,915	Wells Fargo & Co.	11,102,503

		132,334,357

	HEALTH CARE — 12.98%
205,000	Abbott Laboratories	8,425,500
89,421	†Amgen, Inc.	5,198,937
68,578	†Anthem, Inc.	6,215,910
86,278	†Barr Pharmaceuticals, Inc.	3,960,160
25,000	†Genzyme Corp. — General Division	1,176,750
40,700	HCA, Inc.	1,653,234
266,770	Johnson & Johnson	13,530,574
144,781	Medtronic, Inc.	6,913,293
426,743	Pfizer, Inc.	14,957,342
110,000	Schering-Plough Corp.	1,784,200
62,105	Teva Pharmaceutical Industries ADR	3,931,246
58,441	†WellPoint Health Networks	6,645,911

		74,393,057

	INDUSTRIALS — 12.21%
95,525	Caterpillar, Inc.	7,553,162
104,540	Danaher Corp.	9,760,900
59,000	Dover Corp.	2,287,430
727,957	General Electric Co.	22,217,247
90,000	Herman Miller, Inc.	2,393,100
155,400	Illinois Tool Works, Inc.	12,312,342
169,368	†Jacobs Engineering Group, Inc.	7,553,813
85,000	Tyco International Ltd.	2,435,250
115,000	Waste Management, Inc.	3,470,700

		69,983,944

See Notes to Financial Statements.

22

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Blended Equity Fund — (continued)

Shares		Value (Note 1)
COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — 15.95%
262,925	†Accenture Ltd., Class A	$ 6,520,540
113,792	Analog Devices, Inc.	5,463,154
225,447	†Applied Materials, Inc.	4,820,057
526,786	†Cisco Systems, Inc.	12,384,739
80,000	†Dell, Inc.	2,688,800
452,753	Intel Corp.	12,314,881
92,140	International Business Machines Corp.	8,462,138
35,000	†Kla-Tencor Corp.	1,762,250
60,257	†Lexmark International, Inc.	5,543,644
35,000	Maxim Integrated Products	1,648,150
679,405	Microsoft Corp.	16,964,743
80,000	†NCR Corp.	3,524,800
129,546	SAP AG ADR	5,092,453
145,021	Texas Instruments, Inc.	4,237,514

		91,427,863

	RAW/INTERMEDIATE MATERIALS — 1.91%
30,000	Air Products & Chemicals, Inc.	1,503,600
208,512	Aracruz Celulose S.A. ADR	7,975,584
35,000	International Paper Co.	1,479,100

		10,958,284

	REAL ESTATE — 1.41%
198,418	St. Joe Co.	8,073,628

Shares		Value (Note 1)
COMMON STOCKS — (continued)
	UTILITIES — 0.70%
140,000	TXU Corp.	$ 4,012,400

	TOTAL COMMON STOCKS (Cost $350,662,147)	565,563,255

Principal Amount
REPURCHASE AGREEMENT — 0.44%
$2,525,000	JP Morgan Chase Securities, Inc., 0.72%, dated 3/31/04, due 4/1/04, to be repurchased at $2,525,051 (Collateralized by a U.S. Government Agency Obligation, total market value $2,563,662) (Cost $2,525,000)	2,525,000

TOTAL INVESTMENTS (Cost $353,187,147)	99.10%	$568,088,255
OTHER ASSETS AND LIABILITIES (NET)	0.90	5,153,282

NET ASSETS	100.00%	$573,241,537

†	Non-income producing security

ADR—American Depositary Receipt

plc—public limited company

See Notes to Financial Statements.

23

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Large Cap Growth Fund

Shares		Value (Note 1)
COMMON STOCKS — 91.93%
	CONSUMER DISCRETIONARY — 17.57%
110,000	Carnival Corp.	$ 4,940,100
48,300	†Kohl’s Corp.	2,334,339
66,000	Lowe’s Cos., Inc.	3,704,580
117,400	Petsmart, Inc.	3,200,324
99,600	†Starbucks Corp.	3,759,900
133,900	†Univision Communications, Inc.	4,420,039

		22,359,282

	FINANCIAL — 10.15%
48,700	AMBAC Financial Group, Inc.	3,593,086
42,600	Lehman Brothers Holdings, Inc.	3,530,262
57,000	SEI Investments Co.	1,880,430
93,400	SLM Corp.	3,908,790

		12,912,568

	HEALTH CARE — 27.91%
70,600	†Amgen, Inc.	4,104,684
58,300	†Boston Scientific Corp.	2,470,754
131,500	†Caremark Rx, Inc.	4,372,375
50,600	Eli Lilly & Co.	3,385,140
77,300	†Gilead Sciences, Inc.	4,311,021
35,000	Guidant Corp.	2,217,950
75,700	Medtronic, Inc.	3,614,675
37,500	†Patterson Dental Co.	2,572,875
78,300	Teva Pharmaceutical Industries ADR	4,956,390
47,500	†Zimmer Holdings, Inc.	3,504,550

		35,510,414

	INDUSTRIALS — 5.94%
49,700	†Apollo Group, Inc., Class A	4,272,212
57,900	†Career Education Corp.	3,279,456

		7,551,668

	INFORMATION TECHNOLOGY — 24.76%
41,200	†Affiliated Computer Services, Inc., Class A	2,138,280
97,800	Analog Devices, Inc.	4,695,378
57,600	†Broadcom Corp., Class A	2,256,192
121,900	†Dell, Inc.	4,097,059
75,500	†Electronic Arts, Inc.	4,073,980

Shares		Value (Note 1)
COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — (continued)
66,000	†Kla-Tencor Corp.	$ 3,323,100
98,000	SAP AG ADR	3,852,380
63,000	†Symantec Corp.	2,916,270
141,700	Symbol Technologies, Inc.	1,955,460
81,500	†Veritas Software Corp.	2,192,350

		31,500,449

	TELECOMMUNICATION — 5.60%
111,000	America Movil S.A. de C.V., Series L ADR	4,290,150
98,700	†UTStarcom, Inc.	2,838,612

		7,128,762

	TOTAL COMMON STOCKS (Cost $98,294,698)	116,963,143

PREFERRED STOCKS — 3.68%
	CONSUMER DISCRETIONARY — 3.68%
147,700	News Corp., Ltd. ADR (Cost $4,370,993)	4,683,567

Principal Amount
REPURCHASE AGREEMENT — 4.31%
$5,477,000	JP Morgan Chase Securities, Inc., 0.72%, dated 3/31/04, due 4/1/04, to be repurchased at $5,477,110 (collateralized by a U.S. Government Agency Obligation, total market value $5,560,257) (Cost $5,477,000)	5,477,000

TOTAL INVESTMENTS (Cost $108,142,691)	99.92%	$127,123,710
OTHER ASSETS AND LIABILITIES (NET)	0.08	107,027

NET ASSETS	100.00%	$127,230,737

†	Non-income producing security

ADR—American Depositary Receipt

See Notes to Financial Statements.

24

Excelsior Funds Trust

Portfolio of Investments — March 31, 2004

Optimum Growth Fund

Shares		Value (Note 1)
COMMON STOCKS — 98.18%
	CONSUMER DISCRETIONARY — 28.45%
16,800	Anheuser Busch Cos., Inc.	$856,800
23,100	Carnival Corp.	1,037,421
21,700	Home Depot, Inc.	810,712
10,000	†Kohl’s Corp.	483,300
16,200	Lowe’s Cos., Inc.	909,306
2,000	†Mohawk Industries, Inc.	164,700
31,400	News Corp., Ltd. ADR	995,694
20,500	Petsmart, Inc.	558,830
16,900	Procter & Gamble Co.	1,772,472
24,100	†Starbucks Corp.	909,775
28,200	†Univision Communications, Inc.	930,882
1,400	Viacom, Inc., Class B	54,894
19,100	Wal-Mart Stores, Inc.	1,140,079

		10,624,865

	CONSUMER STAPLES — 3.95%
24,000	Coca-Cola Co.	1,207,200
5,000	PepsiCo, Inc.	269,250

		1,476,450

	ENERGY — 0.17%
1,500	†BJ Services Co.	64,905

	FINANCIAL — 9.43%
8,400	AMBAC Financial Group, Inc.	619,752
5,000	Fannie Mae	371,750
3,300	Freddie Mac	194,898
9,400	Lehman Brothers Holdings, Inc.	778,978
15,800	SEI Investments Co.	521,242
19,100	SLM Corp.	799,335
4,200	Wells Fargo & Co.	238,014

		3,523,969

	HEALTH CARE — 23.57%
3,800	Abbott Laboratories	156,180
14,200	†Amgen, Inc.	825,588
12,000	†Boston Scientific Corp.	508,560
23,200	†Caremark Rx, Inc.	771,400
16,600	Eli Lilly & Co.	1,110,540
17,000	†Gilead Sciences, Inc.	948,090
7,200	Guidant Corp.	456,264
14,010	Medtronic, Inc.	668,977
7,900	†Patterson Dental Co.	542,019
25,020	Pfizer, Inc.	876,951
16,300	Teva Pharmaceutical Industries ADR	1,031,790
2,400	UnitedHealth Group, Inc.	154,656
10,200	†Zimmer Holdings, Inc.	752,556

		8,803,571

	INDUSTRIALS — 6.14%
10,300	†Apollo Group, Inc., Class A	885,388
10,100	†Career Education Corp.	572,064

Shares		Value (Note 1)
COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
26,300	General Electric Co.	$802,676
400	Illinois Tool Works, Inc.	31,692

		2,291,820

	INFORMATION TECHNOLOGY — 22.18%
9,800	†Affiliated Computer Services, Inc., Class A	508,620
20,900	Analog Devices, Inc.	1,003,409
13,600	†Broadcom Corp., Class A	532,712
31,700	†Dell, Inc.	1,065,437
16,300	†Electronic Arts, Inc.	879,548
2,400	International Business Machines Corp.	220,416
14,300	†Kla-Tencor Corp.	720,005
10,700	Microsoft Corp.	267,179
4,200	Qualcomm, Inc.	278,964
18,100	SAP AG ADR	711,511
12,950	†Symantec Corp.	599,456
30,700	Symbol Technologies, Inc.	423,660
21,300	Texas Instruments, Inc.	622,386
16,800	†Veritas Software Corp.	451,920

		8,285,223

	TELECOMMUNICATION — 4.25%
24,700	America Movil S.A. de C.V., Series L ADR	954,655
22,000	†UTStarcom, Inc.	632,720

		1,587,375

	TRANSPORTATION — 0.04%
200	United Parcel Service, Inc.	13,968

	TOTAL COMMON STOCKS (Cost $30,721,769)	36,672,146

Principal Amount
REPURCHASE AGREEMENT — 1.55%
$578,000	JP Morgan Chase Securities, Inc., 0.72%, dated 3/31/04, due 4/1/04, to be repurchased at $578,012 (collateralized by U.S. Government Agency Obligations, total market value $586,850) (Cost $578,000)	578,000

TOTAL INVESTMENTS (Cost $31,299,769)	99.73%	$37,250,146
OTHER ASSETS AND LIABILITIES (NET)	0.27	99,084

NET ASSETS	100.00%	$37,349,230

†	Non-income producing security

ADR—American Depositary Receipt

See Notes to Financial Statements.

25

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Small Cap Fund

Shares		Value (Note 1)
COMMON STOCKS — 97.06%
	CONSUMER DISCRETIONARY — 19.37%
180,000	†A.C. Moore Arts & Crafts, Inc.	$4,842,000
370,000	†BJ’s Wholesale Club, Inc.	9,416,500
130,000	Ethan Allen Interiors, Inc.	5,363,800
600,000	Oakley, Inc.	8,904,000
550,000	†Scientific Games Corp., Class A	10,290,500
1,000,000	†Sotheby’s Holdings, Inc., Class A	12,850,000
260,000	Thor Industries, Inc.	6,983,600
200,000	†Urban Outfitters, Inc.	9,612,000

		68,262,400

	CONSUMER STAPLES — 0.75%
50,000	J.M. Smucker Co.	2,639,000

	ENERGY — 8.22%
420,000	†Cal Dive International, Inc.	10,819,200
400,000	Helmerich & Payne, Inc.	11,460,000
220,000	†Oceaneering International, Inc.	6,699,000

		28,978,200

	FINANCIAL — 16.19%
600,000	†E*TRADE Group, Inc.	8,010,000
300,000	Jefferies Group, Inc.	10,599,000
1,000,000	LaBranche & Co., Inc.	11,210,000
60,000	Park National Corp.	6,798,000
200,000	†Philadelphia Consolidated Holding Co.	11,482,000
280,000	Platinum Underwriters Holdings Ltd.	8,974,000

		57,073,000

	HEALTH CARE — 11.09%
300,000	Arrow International, Inc.	8,961,000
360,000	†Kensey Nash Corp.	8,827,200
320,000	†LifePoint Hospitals, Inc.	10,345,600
300,000	†Sola International, Inc.	6,975,000
100,000	†Zoll Medical Corp.	3,975,000

		39,083,800

	INDUSTRIALS — 9.84%
200,000	Kennametal, Inc.	8,254,000
150,000	Quanex Corp.	6,373,500
200,000	†Simpson Manufacturing Co., Inc.	9,790,000
470,000	†Thomas & Betts Corp.	10,255,400

		34,672,900

Shares		Value (Note 1)
COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — 11.88%
520,000	†Dendrite International, Inc.	$8,320,000
400,000	†Forrester Research, Inc.	7,564,000
550,000	†Keane, Inc.	8,657,000
230,000	†Renaissance Learning, Inc.	6,049,000
600,000	†RSA Security, Inc.	11,274,000

		41,864,000

	RAW/INTERMEDIATE MATERIALS — 4.01%
350,000	Cambrex Corp.	9,415,000
300,000	†Stillwater Mining Co.	4,710,000

		14,125,000

	TECHNOLOGY — 11.82%
680,000	†CommScope, Inc.	11,322,000
250,000	†Flir Systems, Inc.	9,505,000
100,000	†Metrologic Instruments, Inc.	2,339,000
300,000	†Plantronics, Inc.	10,983,000
400,000	†Technitrol, Inc.	7,520,000

		41,669,000

	TRANSPORTATION — 1.97%
500,000	†Kansas City Southern	6,950,000

	UTILITIES — 1.92%
312,500	Aqua America, Inc.	6,775,000

	TOTAL COMMON STOCKS (Cost $263,265,378)	342,092,300

Principal Amount
REPURCHASE AGREEMENT — 2.02%
$7,108,000	JP Morgan Chase Securities, Inc., 0.72%, dated 3/31/04, due 4/1/04, to be repurchased at $7,108,142 (collateralized by a U.S. Government Agency Obligation, total market value $7,216,852) (Cost $7,108,000)	7,108,000

TOTAL INVESTMENTS (Cost $270,373,378)	99.08%	$349,200,300
OTHER ASSETS AND LIABILITIES (NET)	0.92	3,256,216

NET ASSETS	100.00%	$352,456,516

†	Non-income producing security

See Notes to Financial Statements.

26

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Value and Restructuring Fund

Shares		Value (Note 1)
COMMON STOCKS — 94.64%
	CONSUMER DISCRETIONARY — 20.96%
1,700,000	Black & Decker Corp.	$96,798,000
2,075,000	Centex Corp.	112,174,500
1,346,000	Harman International Industries, Inc.	107,141,600
800,000	Journal Communications, Inc., Class A	16,000,000
3,400,000	†Liberty Media Corp., Class A	37,230,000
1,500,000	Newell Rubbermaid, Inc.	34,800,000
1,725,000	TJX Cos., Inc.	42,366,000
600,000	Viacom, Inc., Class B	23,526,000
5,600,000	†XM Satellite Radio Holdings, Inc., Class A	156,520,000
1,000,000	†Zale Corp.	61,550,000

		688,106,100

	CONSUMER STAPLES — 8.02%
800,000	Avon Products, Inc.	60,696,000
1,650,000	ConAgra Foods, Inc.	44,451,000
1,950,000	†Dean Foods Co.	65,130,000
1,475,000	Kraft Foods, Inc., Class A	47,214,750
1,680,000	Loews Corp. — Carolina Group	45,948,000

		263,439,750

	ENERGY — 7.84%
1,000,000	Burlington Resources, Inc.	63,630,000
675,000	ConocoPhillips	47,121,750
1,400,000	Consol Energy, Inc.	37,520,000
1,050,000	Devon Energy Corp.	61,057,500
800,000	Noble Energy, Inc.	37,680,000
700,000	†Todco, Class A	10,220,000

		257,229,250

	FINANCIAL — 19.89%
950,000	Ace Ltd.	40,527,000
1,800,000	Amvescap plc ADR	27,234,000
700,000	CIT Group, Inc.	26,635,000
1,250,000	Citigroup, Inc.	64,625,000
825,000	Freddie Mac	48,724,500
950,000	Friedman Billings Ramsey Group, Inc., Class A	25,640,500
1,500,000	JP Morgan Chase & Co.	62,925,000
600,000	Lehman Brothers Holdings, Inc.	49,722,000
675,000	Loews Corp.	39,865,500

Shares		Value (Note 1)
COMMON STOCKS — (continued)
	FINANCIAL — (continued)
2,000,000	MCG Capital Corp.	$40,280,000
850,000	Mellon Financial Corp.	26,596,500
1,200,000	Metlife, Inc.	42,816,000
675,000	Morgan Stanley	38,677,500
750,000	PNC Financial Services Group, Inc.	41,565,000
1,350,000	Travelers Property Casualty Corp., Class A	23,152,500
550,000	Washington Mutual, Inc.	23,490,500
400,000	XL Capital Ltd., Class A	30,416,000

		652,892,500

	HEALTH CARE — 3.86%
700,000	AmerisourceBergen Corp.	38,276,000
1,125,000	Bristol-Myers Squibb Co.	27,258,750
950,000	HCA, Inc.	38,589,000
600,000	Wyeth	22,530,000

		126,653,750

	INDUSTRIALS — 11.91%
1,850,000	Cendant Corp.	45,121,500
1,100,000	Deluxe Corp.	44,110,000
647,800	Koninklijke Philips Electronics N.V. (NY Shares)	18,773,244
1,150,000	Overnite Corp.	26,450,000
1,050,000	Ryder System, Inc.	40,666,500
1,300,000	Tyco International Ltd.	37,245,000
1,025,000	Union Pacific Corp.	61,315,500
2,650,000	†United Rentals, Inc.	47,090,500
450,000	United Technologies Corp.	38,835,000
1,300,000	Viad Corp.	31,421,000

		391,028,244

	INFORMATION TECHNOLOGY — 9.40%
1,550,000	Harris Corp.	75,035,500
215,000	International Business Machines Corp.	19,745,600
1,850,000	Nokia Oyj ADR	37,518,000
1,150,000	†Plantronics, Inc.	42,101,500
400,000	Qualcomm, Inc.	26,568,000
1,425,000	Texas Instruments, Inc.	41,638,500
1,700,000	†Unisys Corp.	24,276,000
1,950,000	†Vishay Intertechnology, Inc.	41,613,000

		308,496,100

See Notes to Financial Statements.

27

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Value and Restructuring Fund — (continued)

Shares		Value (Note 1)
COMMON STOCKS — (continued)
	RAW/INTERMEDIATE MATERIALS — 5.96%
300,000	Alcoa, Inc.	$10,407,000
950,000	Cambrex Corp.	25,555,000
400,000	Eagle Materials, Inc., Class B	23,360,000
1,400,000	Georgia-Pacific Corp.	47,166,000
1,050,000	Lafarge North America, Inc.	42,682,500
800,000	PPG Industries, Inc.	46,640,000

		195,810,500

	REAL ESTATE — 1.57%
413,200	†Capital Lease Funding, Inc.	5,297,224
1,100,000	‡Fieldstone Investment Corp.	21,175,000
70,300	Government Properties Trust, Inc.	925,851
1,900,000	†Host Marriott Corp.	24,282,000

		51,680,075

	TELECOMMUNICATION — 2.89%
1,400,000	America Movil S.A. de C.V., Series L ADR	54,110,000
1,650,000	†Nextel Communications, Inc., Class A	40,804,500

		94,914,500

	UTILITIES — 2.34%
5,400,000	†Calpine Corp.	25,218,000
825,000	Duke Energy Corp.	18,645,000
700,000	Public Service Enterprise Group, Inc.	32,886,000

		76,749,000

	TOTAL COMMON STOCKS (Cost $2,249,937,303)	3,106,999,769

FOREIGN COMMON STOCKS — 1.62%
	ITALY — 1.11%
4,500,000	Enel S.p.A.	36,387,723

Shares		Value (Note 1)
FOREIGN COMMON STOCKS — (continued)
	UNITED KINGDOM — 0.51%
1,200,000	Severn Trent plc	$16,783,247

	TOTAL FOREIGN COMMON STOCKS (Cost $44,530,991)	53,170,970

CONVERTIBLE PREFERRED STOCKS — 2.46%
	CONSUMER DISCRETIONARY — 1.39%
995,000	†Adelphia Communications, Preferred Exchange, 7.50%	1,820,850
825,000	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	43,766,250

		45,587,100

	HEALTH CARE — 1.07%
650,000	Baxter International, Inc., Preferred Exchange, 7.00%	35,100,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $83,101,192)	80,687,100

Principal Amount
CONVERTIBLE BOND — 0.60%
	UTILITIES — 0.60%
$600,000	*Centerpoint Energy, Inc., Convertible to 1.4250 Shares, 2.00%, 09/15/29, (Cost $15,363,585)	19,847,400

REPURCHASE AGREEMENT — 0.86%
28,289,000	JP Morgan Chase Securities, Inc., 0.72%, dated 3/31/04, due 4/1/04, to be repurchased at $28,289,566 (collateralized by a U.S. Government Agency Obligation, total market value $28,722,210) (Cost $28,289,000)	28,289,000

TOTAL INVESTMENTS (Cost $2,421,222,071)	100.18%	$3,288,994,239

See Notes to Financial Statements.

28

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Value and Restructuring Fund — (continued)

Contracts		Value (Note 1)
CALL OPTIONS WRITTEN — (0.04)%
(4,000)	Qualcomm, Inc. Expires 4/16/04 strike price 65	$(940,000)
(7,500)	Texas Instruments, Inc. Expires 4/16/04 strike price 32.50	(75,000)
(3,500)	Vishay Intertechnology, Inc. Expires 4/16/04 strike price 25	(35,000)
(385)	XM Satellite Radio Holdings, Inc. Expires 4/16/04 strike price 25	(123,200)

TOTAL CALL OPTIONS WRITTEN (Premiums Received $(2,153,485))	(0.04)%	(1,173,200)

OTHER ASSETS AND LIABILITIES (NET)	(0.14)	(4,727,237)

NET ASSETS	100.00%	$3,283,093,802

†	Non-income producing security

plc—public limited company

ADR—American Depositary Receipt

‡	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, these securities amounted to $21,175,000 or 0.64% of net assets.
*	Variable Rate Security—The rate reported is the rate in effect as of March 31, 2004.

See Notes to Financial Statements.

29

Excelsior Funds Trust

Portfolio of Investments — March 31, 2004

Mid Cap Value Fund

Shares		Value (Note 1)
COMMON STOCKS — 93.92%
	CONSUMER DISCRETIONARY — 23.17%
90,000	†Autozone, Inc.	$ 7,737,300
100,000	Best Buy Co., Inc.	5,172,000
140,000	Black & Decker Corp.	7,971,600
275,000	Brink’s Co.	7,584,500
2,250	†Cavco Industries, Inc.	82,350
90,000	Centex Corp.	4,865,400
380,000	Limited Brands	7,600,000
295,000	Newell Rubbermaid, Inc.	6,844,000
150,000	Sherwin-Williams Co.	5,764,500
240,000	TJX Cos., Inc.	5,894,400
115,000	†Zale Corp.	7,078,250

		66,594,300

	CONSUMER STAPLES — 1.86%
160,000	†Dean Foods Co.	5,344,000

	ENERGY — 6.78%
120,000	Devon Energy Corp.	6,978,000
170,000	†Noble Corp.	6,531,400
130,000	Occidental Petroleum Corp.	5,986,500

		19,495,900

	FINANCIAL — 13.78%
160,000	Ace Ltd.	6,825,600
180,000	CIT Group, Inc.	6,849,000
800,000	†Instinet Group, Inc.	5,632,000
80,000	Lehman Brothers Holdings, Inc.	6,629,600
125,000	RenaissanceRe Holdings Ltd.	6,500,000
335,000	Sovereign Bancorp, Inc.	7,175,700

		39,611,900

	HEALTH CARE — 8.22%
130,000	AmerisourceBergen Corp.	7,108,400
330,000	Health Management Associates, Inc., Class A	7,659,300
195,000	†Shire Pharmaceuticals plc ADR	5,738,850
280,000	†Tenet Healthcare Corp.	3,124,800

		23,631,350

	INDUSTRIALS — 12.38%
290,000	Cendant Corp.	7,073,100
1,994	Eagle Materials, Inc.	117,347
6,705	Eagle Materials, Inc., Class B	391,572
170,000	Lincoln Electric Holdings, Inc.	4,763,400

Shares		Value (Note 1)
COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
170,000	Mueller Industries, Inc.	$5,778,300
385,000	Onex Corp.	4,754,750
450,000	†United Rentals, Inc.	7,996,500
120,000	York International Corp.	4,717,200

		35,592,169

	INFORMATION TECHNOLOGY — 8.31%
600,000	†3com Corp.	4,230,000
140,000	†Comverse Technology, Inc.	2,539,600
155,000	Harris Corp.	7,503,550
45,000	†National Semiconductor Corp.	1,999,350
120,000	†Storage Technology Corp.	3,339,600
310,000	Symbol Technologies, Inc.	4,278,000

		23,890,100

	RAW/INTERMEDIATE MATERIALS — 6.40%
245,000	Aracruz Celulose S.A. ADR	9,371,250
210,000	Georgia-Pacific Corp.	7,074,900
181,000	†Shaw Group, Inc.	1,962,040

		18,408,190

	REAL ESTATE — 2.05%
145,000	St. Joe Co.	5,900,050

	TECHNOLOGY — 2.01%
270,000	†Vishay Intertechnology, Inc.	5,761,800

	TELECOMMUNICATION — 1.73%
250,000	†IDT Corp.	4,967,500

	UTILITIES — 7.23%
925,000	†Calpine Corp.	4,319,750
625,000	Centerpoint Energy, Inc.	7,143,750
450,000	EL Paso Corp.	3,199,500
130,000	Public Service Enterprise Group, Inc.	6,107,400

		20,770,400

	TOTAL COMMON STOCKS (Cost $208,989,987)	269,967,659

FOREIGN COMMON STOCKS — 1.93%
	NETHERLANDS — 1.93%
110,000	Hunter Douglas NV (Cost $4,053,755)	5,543,690

See Notes to Financial Statements.

30

Excelsior Funds Trust

Portfolio of Investments — March 31, 2004

Mid Cap Value Fund — (continued)

Shares		Value (Note 1)
CONVERTIBLE PREFERRED STOCKS — 1.22%
	ENERGY — 1.22%
275,000	Williams Cos., Inc., Preferred Exchange, 9.00% (Cost $2,753,988)	$3,503,500

Principal Amount
REPURCHASE AGREEMENT — 2.44%
$7,035,000	JP Morgan Chase Securities, Inc., 0.72%, dated 3/31/04, due 4/1/04, to be repurchased at $7,035,141 (collateralized by U.S. Government Agency Obligations, total market value $7,142,750) (Cost $7,035,000)	7,035,000

TOTAL INVESTMENTS (Cost $222,832,730)	99.51%	$286,049,849
OTHER ASSETS AND LIABILITIES (NET)	0.49	1,399,233

NET ASSETS	100.00%	$287,449,082

†	Non-income producing security

plc—public limited company

ADR—American Depositary Receipt

See Notes to Financial Statements.

31

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Energy & Natural Resources Fund

Shares		Value (Note 1)
COMMON STOCKS — 92.92%
	ENERGY — 59.02%
93,500	Apache Corp.	$ 4,036,395
75,000	†BJ Services Co.	3,245,250
106,140	BP plc ADR	5,434,368
130,000	†Carrizo Oil & Gas, Inc.	929,500
998	Cross Timbers Royalty Trust	28,293
66,914	Devon Energy Corp.	3,891,049
205,000	†Energy Partners Ltd.	2,736,750
175,000	†Grant Prideco, Inc.	2,712,500
110,000	Halliburton Co.	3,342,900
100,000	Lyondell Chemical Co.	1,484,000
130,000	†McMoRan Exploration Co.	1,924,000
55,000	Murphy Oil Corp.	3,463,350
75,000	†Nabors Industries Ltd.	3,431,250
75,000	†Newfield Exploration Co.	3,594,750
85,000	†Patterson-UTI Energy, Inc.	2,994,550
65,000	Peabody Energy Corp.	3,023,150
80,000	†Pioneer Natural Resources Co.	2,584,000
100,000	†Premcor, Inc.	3,097,000
100,000	†Rowan Cos., Inc.	2,109,000
67,000	Schlumberger Ltd.	4,277,950
85,000	†Smith International, Inc.	4,548,350
166,000	†Southwestern Energy Co.	4,003,920
130,000	Suncor Energy, Inc.	3,555,500
80,000	†Tom Brown, Inc.	3,008,000
15,000	TotalFinaElf S.A. ADR	1,380,000
75,000	†Transocean Sedco Forex Inc	2,091,750
30,000	†Ultra Petroleum Corp.	900,300
75,000	†Varco International, Inc.	1,350,750
125,000	†Westport Resources Corp.	4,123,750
75,000	†Whiting Petroleum Corp.	1,769,250
137,500	XTO Energy, Inc.	3,470,500

		88,542,075

	INDUSTRIALS — 7.34%
124,828	Cemex S.A. de C.V. ADR	3,722,371
82,500	Florida Rock Industries, Inc.	3,477,375
50,000	Martin Marietta Materials, Inc.	2,308,000
100,000	†Willbros Group, Inc.	1,501,000

		11,008,746

	RAW/INTERMEDIATE MATERIALS — 17.58%
60,000	Air Products & Chemicals, Inc.	3,007,200
100,000	Aracruz Celulose S.A. ADR	3,825,000
115,000	Arch Coal, Inc.	3,609,850
170,000	Barrick Gold Corp.	4,042,600
15,000	†Compass Minerals International, Inc.	245,850

Shares		Value (Note 1)
COMMON STOCKS — (continued)
	RAW/INTERMEDIATE MATERIALS — (continued)
100,000	Freeport-McMoRan Copper & Gold, Inc., Class B	$3,909,000
60,000	Inco Ltd.	2,077,800
40,000	†Phelps Dodge Corp.	3,266,400
23,800	Rio Tinto plc ADR	2,393,804

		26,377,504

	REAL ESTATE — 2.98%
110,000	St. Joe Co.	4,475,900

	TRANSPORTATION — 3.07%
50,000	Frontline Ltd.	1,442,500
50,000	Stelmar Shipping Ltd.	1,442,500
25,000	Teekay Shipping Corp.	1,722,500

		4,607,500

	UTILITIES — 2.93%
33,585	Entergy Corp.	1,998,308
250,000	Williams Cos., Inc.	2,392,500

		4,390,808

	TOTAL COMMON STOCKS (Cost $108,071,960)	139,402,533

Principal Amount
REPURCHASE AGREEMENT — 10.51%
$15,773,000	JP Morgan Chase Securities, Inc., 0.72%, dated 3/31/04, due 4/1/04, to be repurchased at $15,773,315 (collateralized by U.S. Government Agency Obligations, total market value $16,014,574) (Cost $15,773,000)	15,773,000

TOTAL INVESTMENTS (Cost $123,844,960)	103.43%	$155,175,533
OTHER ASSETS AND LIABILITIES (NET)	(3.43)	(5,140,142)

NET ASSETS	100.00%	$150,035,391

†	Non-income producing security

plc—public limited company

ADR—American Depositary Receipt

See Notes to Financial Statements.

32

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Real Estate Fund

Shares		Value (Note 1)
COMMON STOCKS — 95.79%
	CONSUMER DISCRETIONARY — 2.80%
85,000	Starwood Hotels & Resorts Worldwide, Inc.	$3,442,500

	REAL ESTATE — 91.11%
95,000	AMB Property Corp.	3,531,150
255,000	Amerivest Properties, Inc.	1,721,250
55,000	Apartment Investment & Management Co., Class A	1,709,950
63,684	AvalonBay Communities, Inc.	3,412,188
75,500	Boston Properties, Inc.	4,100,405
75,000	Camden Property Trust	3,371,250
92,976	Catellus Development Corp.	2,418,306
150,000	Cedar Shopping Centers, Inc.	2,128,500
25,000	Centerpoint Properties Trust	2,062,500
85,000	Cousins Properties, Inc.	2,787,150
70,000	Crescent Real Estate Equity Co.	1,257,900
110,000	Duke Realty Corp.	3,819,200
169,620	Equity Office Properties Trust	4,900,322
106,720	Equity Residential	3,185,592
70,000	Federal Realty Investment Trust	3,234,000
58,000	Forest City Enterprises, Inc., Class A	3,123,300
140,000	General Growth Properties, Inc.	4,921,000
60,600	Health Care Property Investors, Inc.	1,714,980
80,000	Healthcare Realty Trust, Inc.	3,416,000
77,500	Heritage Property Investment Trust	2,410,250
95,000	†Highland Hospitality Corp.	1,113,400
40,000	Home Properties of New York, Inc.	1,630,000
158,800	†Host Marriott Corp.	2,029,464
67,500	Kimco Realty Corp.	3,441,150
85,000	Liberty Property Trust	3,825,000
50,000	Macerich Co.	2,695,000
45,000	Parkway Properties, Inc.	2,103,750
90,000	Post Properties Inc	2,592,000
105,000	Prentiss Properties Trust	3,874,500

Shares		Value (Note 1)
COMMON STOCKS — (continued)
	REAL ESTATE — (continued)
85,000	Prologis	$3,048,950
71,200	Public Storage, Inc.	3,464,592
65,000	Regency Centers Corp.	3,037,450
80,000	Rouse Co.	4,288,000
90,000	Simon Property Group, Inc.	5,259,600
60,000	St. Joe Co.	2,441,400
4,486	Trizec Canada, Inc.	63,208
100,513	Trizec Properties, Inc.	1,723,798
70,000	Vornado Realty Trust	4,233,600
53,875	Weingarten Realty Investors	1,864,075

		111,954,130

	TRANSPORTATION — 1.88%
70,000	Alexander & Baldwin, Inc.	2,310,000

	TOTAL COMMON STOCKS (Cost $88,120,015)	117,706,630

Principal Amount
REPURCHASE AGREEMENT — 6.47%
$7,946,000	JP Morgan Chase Securities, Inc., 0.72%, dated 3/31/04, due 4/1/04, to be repurchased at $7,946,159 (collateralized by U.S. Government Agency Obligations, total market value $8,067,615) (Cost $7,946,000)	7,946,000

TOTAL INVESTMENTS (Cost $96,066,015)	102.26%	$125,652,630
OTHER ASSETS AND LIABILITIES (NET)	(2.26)	(2,778,146)

NET ASSETS	100.00%	$122,874,484

†	Non-income producing security

See Notes to Financial Statements.

33

Excelsior Funds Trust

Portfolio of Investments — March 31, 2004

Equity Income Fund

Shares		Value (Note 1)
COMMON STOCKS — 88.60%
	CONSUMER DISCRETIONARY — 13.18%
192,500	Circuit City Stores, Inc.	$2,175,250
113,000	Leggett & Platt, Inc.	2,679,230
52,000	May Department Stores Co.	1,798,160
104,300	Newell Rubbermaid, Inc.	2,419,760
116,300	†Time Warner, Inc.	1,960,818
190,000	Visteon Corp.	1,818,300
20,000	Volume Services America Holdings, Inc.	330,000

		13,181,518

	CONSUMER STAPLES — 9.17%
108,500	Albertson’s, Inc.	2,403,275
37,700	Altria Group, Inc.	2,052,765
66,500	Kraft Foods, Inc., Class A	2,128,665
118,600	Sara Lee Corp.	2,592,596

		9,177,301

	ENERGY — 5.35%
51,470	BP plc ADR	2,635,264
30,900	ChevronTexaco Corp.	2,712,402

		5,347,666

	FINANCIAL — 15.85%
42,150	Citigroup, Inc.	2,179,155
37,820	Comerica, Inc.	2,054,382
42,155	FleetBoston Financial Corp.	1,892,759
23,925	Hartford Financial Services Group, Inc.	1,524,023
31,760	Morgan Stanley	1,819,848
67,710	US Bancorp	1,872,182
230,700	Van der Moolen Holding NV ADR	2,131,668
119,600	W. P. Stewart & Co. Ltd.	2,384,824

		15,858,841

	HEALTH CARE — 8.36%
81,000	Bristol-Myers Squibb Co.	1,962,630
30,710	Eli Lilly & Co.	2,054,499
42,300	Medtronic, Inc.	2,019,825
52,708	Merck & Co., Inc.	2,329,167

		8,366,121

	INDUSTRIALS — 9.49%
17,572	Deluxe Corp.	704,637
65,260	General Electric Co.	1,991,735

Shares		Value (Note 1)
COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
50,675	Hubbell, Inc., Class B	$2,033,588
74,100	RR Donnelley & Sons Co.	2,241,525
77,800	Snap-On, Inc.	2,516,052

		9,487,537

	INFORMATION TECHNOLOGY — 6.69%
102,600	AVX Corp.	1,691,874
136,722	Electronic Data Systems Corp.	2,645,571
94,100	Microsoft Corp.	2,349,677

		6,687,122

	RAW/INTERMEDIATE MATERIALS — 6.67%
54,000	Eastman Chemical Co.	2,304,720
132,225	RPM, Inc.	2,187,001
89,700	Sonoco Products Co.	2,177,916

		6,669,637

	REAL ESTATE — 4.02%
70,000	Apartment Investment & Management Co., Class A	2,176,300
42,100	Rayonier, Inc.	1,840,191

		4,016,491

	TELECOMMUNICATION — 2.13%
58,320	Verizon Communications, Inc.	2,131,013

	UTILITIES — 7.69%
184,000	Centerpoint Energy, Inc.	2,103,120
96,200	Cleco Corp.	1,830,686
136,600	TECO Energy, Inc.	1,998,458
71,450	Vectren Corp.	1,762,671

		7,694,935

	TOTAL COMMON STOCKS (Cost $86,134,998)	88,618,182

PREFERRED STOCKS — 1.49%
	ENERGY — 1.49%
32,400	El Paso Tennessee Pipeline Co., Preferred Exchange, 8.25% (Cost $1,518,020)	1,488,375

CONVERTIBLE PREFERRED STOCKS — 3.89%
	CONSUMER DISCRETIONARY — 1.92%
36,300	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	1,925,715

See Notes to Financial Statements.

34

Excelsior Funds Trust

Portfolio of Investments — March 31, 2004

Equity Income Fund — (continued)

Shares		Value (Note 1)
CONVERTIBLE PREFERRED STOCKS — (continued)
	ENERGY — 1.97%
61,600	El Paso Energy Capital Trust I, Preferred Exchange, 4.75%	$1,971,200

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,844,202)	3,896,915

Principal Amount
REPURCHASE AGREEMENT — 6.28%
$6,283,000	JP Morgan Chase Securities, Inc., 0.72%, dated 3/31/04, due 4/1/04, to be repurchased at $6,283,126 (Collateralized by U.S. Government Agency Obligations, total market value $6,379,208) (Cost $6,283,000)	6,283,000

TOTAL INVESTMENTS (Cost $97,780,220)	100.26%	$100,286,472
OTHER ASSETS AND LIABILITIES (NET)	(0.26)	(262,121)

NET ASSETS	100.00%	$100,024,351

†	Non-income producing security

plc—public limited company

ADR—American Depositary Receipt

See Notes to Financial Statements.

35

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Funds Trust (the “Trust”) is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as open-ended diversified management investment companies with the exception of Energy and Natural Resources Fund and Real Estate Fund, each of which are non-diversified.

Excelsior Fund and the Trust currently offer shares in sixteen and nine managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Energy and Natural Resources Fund and Real Estate Fund, Portfolios of Excelsior Fund and Optimum Growth Fund, Mid Cap Value Fund and Equity Income Fund, Portfolios of the Trust (the “Portfolios”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund and the Trust (collectively the “Portfolios”) in the preparation of their financial statements. The preparation of financial statements require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Optimum Growth Fund, Value and Restructuring Fund and Mid Cap Value Fund offer two classes of shares: Shares and Institutional Shares. The Financial Highlights of the Institutional Shares as well as the financial statements for the remaining portfolios of Excelsior Fund, the Trust and Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) are presented separately.

(a) Portfolio valuation:

Investments in securities that are traded on a recognized domestic stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Equity Securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices (as calculated by an independent pricing service (the “Service”) based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid and asked prices for securities are readily available and are representative of the market. Bid price is used when no asked price is available. Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value is so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded.

36

All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing upon the respective dates of such transactions. The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Portfolios report gains and losses on foreign currency related transactions as realized and unrealized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

Securities for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts:    The Portfolios’ participation in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

The Portfolio had the following forward foreign currency exchange contracts outstanding as of March 31, 2004:

Settlement Date		Contracts to Deliver/Receive	In Exchange For	Unrealized Appreciation
Value and Restructuring Fund
Foreign Currency Purchases:
04/01/04	EU	1,932,377	$2,345,848	$28,850

Currency Legend:

EU Euro

Covered call options written:    Each portfolio may engage in writing covered call options. By writing a covered call option, a Portfolio forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium

37

represents such a profit, and it will not be able to sell the underlying security until the option expires, is exercised or the Portfolio effects a closing purchase transaction by purchasing an option of the same series.

When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by that Portfolio is included in the liability section of that Portfolio’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Portfolio involved enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Portfolio involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Portfolio involved will realize a gain or loss. Premiums from expired call options written by the Portfolio and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Portfolio will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Portfolio to make a closing purchase transaction in order to close out its position.

During the year ended March 31, 2004 the Value and Restructuring Fund had the following written option transactions:

Written Option Transactions	Number of Contracts	Premiums
Outstanding, beginning of year	(12,950)	$(2,376,579)
Options written	(53,060)	(7,351,104)
Options expired	16,860	2,712,659
Options exercised	10	1,170
Options terminated in closing purchase transactions	33,755	4,860,369

Outstanding, end of year	(15,385)	$(2,153,485)

(b) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and is

38

recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolios are informed of the dividend.

(c) Concentration of risks:

The Energy and Natural Resources Fund and Real Estate Fund may have concentrated their investments in issuers conducting business in the same industry. To the extent that they do so, each Portfolio may be subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

(d) Repurchase agreements:

The Portfolios may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Portfolios’ agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Portfolios’ custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

If the value of the underlying securities fall below the value of the repurchase price, the Portfolios will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(e) Distributions to shareholders:

Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

(f) Expense allocation:

Expenses incurred by Excelsior Fund and the Trust with respect to any two or more of their respective Portfolios are allocated in proportion to the average net assets of each of their respective Portfolios, except where allocations of direct expenses to each Portfolio can be fairly made. Expenses directly attributable to a Portfolio are charged to that Portfolio. Shareholder servicing fees relating to a specific class are charged directly to that class.

(g) Organization and offering costs:

Organization costs of the Equity Income Fund which commenced operations on September 30, 2003, have been expensed as incurred. Offering costs, including costs of printing initial prospectuses and registration fees, are being amortized to expense over twelve months.

2.    Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

United States Trust Company of New York (“U.S. Trust NY”) and U.S. Trust Company, N.A. (together the “Adviser” or “U.S. Trust”), acting through their respective registered investment advisory

39

divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as the investment adviser to each Portfolio. For the services provided pursuant to the Investment Advisory Agreements, the Adviser receives a fee, computed daily and paid monthly, at the annual rates of 0.75% of average daily net assets of the Blended Equity Fund, Large Cap Growth Fund and Equity Income Fund; 0.60% of the average daily net assets of the Small Cap Fund, Value and Restructuring Fund and Energy and Natural Resources Fund; 1.00% of the average daily net assets of the Real Estate Fund and 0.65% of the average daily net assets of the Optimum Growth Fund and Mid Cap Value Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”).

U.S. Trust Company, N.A., SEI Investments Global Funds Services and Federated Services Company (“FSC”) (collectively, the “Administrators”) provide administrative services to Excelsior Fund and the Trust. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. Until further notice to the Portfolios, U.S. Trust Company, N.A. has voluntarily agreed to waive a portion of its administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Portfolio. For the year ended March 31, 2004, administration fees charged by U.S. Trust Company, N.A. were as follows:

	Administration Fees	Waiver of Administration Fees	Net Administration Fees
Blended Equity Fund	$673,337	$223,554	$449,783
Large Cap Growth Fund	119,977	39,738	80,239
Optimum Growth Fund	44,006	14,616	29,390
Small Cap Fund	336,025	111,106	224,919
Value and Restructuring Fund	2,880,790	952,979	1,927,811
Mid Cap Value Fund	248,863	82,250	166,613
Energy and Natural Resources Fund	140,035	46,415	93,620
Real Estate Fund	118,582	39,314	79,268
Equity Income Fund	31,447	10,210	21,237

From time to time, in their sole discretion, U.S. Trust may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. For the year ended March 31, 2004, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Portfolio’s average daily net assets: 1.05% for Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund and Shares of Optimum Growth Fund and Equity Income Fund; 0.99% of Shares of Value and Restructuring Fund and Shares of Mid Cap Value Fund; 1.20% for Real Estate Fund; 1.25% for Energy and Natural Resources Fund; 0.80% for

40

Institutional Shares of Optimum Growth Fund; 0.74% for each of Institutional Shares of Value and Restructuring Fund and Institutional Shares of Mid Cap Value Fund.

For the period ended March 31, 2004, pursuant to the above, U.S. Trust waived investment advisory fees as follows:

Blended Equity Fund	$6,294
Large Cap Growth Fund	33,581
Optimum Growth Fund	79,059
Value and Restructuring Fund	2,200,477
Mid Cap Value Fund	288,275
Energy and Natural Resources Fund	92,927
Real Estate Fund	48,048
Equity Income Fund	20,904

The Portfolios have entered into shareholder servicing agreements with various service organizations, which may include Schwab, U.S. Trust and affiliates of U.S. Trust. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Portfolio and class level (where applicable). As a consideration for these services, each service organization receives a fee, computed daily and paid monthly, at an annual rate up to 0.25% (0.40% prior to July 29, 2003) of the average daily net assets of its shares held by each service organizations' customers.

U. S. Trust has voluntarily agreed to waive investment advisory and administration fees payable in an amount equal to the shareholder servicing fees payable to affiliates.

For the period ended March 31, 2004, shareholder servicing fees paid to Schwab, U.S. Trust and affiliates of U. S. Trust were:

	Amount Paid	Amount Waived as Investment Advisory Fees	Amount Waived as Administration Fees
Blended Equity Fund	$480,168	$354,476	—
Large Cap Growth Fund	65,784	52,639	—
Optimum Growth Fund	27,651	156	$2,034
Small Cap Fund	372,205	323,822	—
Value and Restructuring Fund	2,204,992	42,198	255,413
Mid Cap Value Fund	214,018	19,142	113,616
Energy and Natural Resources Fund	83,034	16,227	—
Real Estate Fund	71,632	57,183	—
Equity Income Fund	737	—	—

Edgewood Services, Inc. (the “Distributor”), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Fund and the Trust. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

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The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Shares of Optimum Growth Fund and Mid Cap Value Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Portfolio Shares, in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of each Portfolio’s outstanding shares. The Trust has voluntarily agreed to stop charging fees under the Distribution Plan and no fees have been charged for the year ended March 31, 2004.

Boston Financial Data Services, Inc. (“BFDS”) serves as transfer agent to the Portfolios.

Each Independent Director of Excelsior Fund receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman receives an additional annual fee of $7,500. Independent Trustees of the Trust receive an annual fee of $6,000, plus a meeting fee of $1,000 for each meeting attended. The Chairman receives an additional fee of $5,000. Each member of the Nominating Committee for Excelsior Fund, the Trust and Excelsior Tax-Exempt Funds, Inc. receives a fee of $3,000 for each meeting attended. The Chairman of the Nominating Committee also receives an annual fee of $5,000. In addition, Directors and Trustees are reimbursed by Excelsior Fund and the Trust, respectively, for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

3.    Purchases, Sales and Maturities of Securities:

For the period ended March 31, 2004, purchases, sales and maturities of securities, excluding short-term investments, for the Portfolios aggregated:

	Purchases	Sales and Maturities
Blended Equity Fund	$133,687,400	$178,735,712
Large Cap Growth Fund	102,343,733	75,638,162
Optimum Growth Fund	34,159,867	35,709,692
Small Cap Fund	270,819,400	219,085,439
Value and Restructuring Fund	793,197,656	94,519,425
Mid Cap Value Fund	105,095,207	25,078,801
Energy and Natural Resources Fund	109,804,057	100,003,816
Real Estate Fund	46,006,753	35,114,189
Equity Income Fund	94,154,227	3,013,749

4.    Federal Taxes:

It is the policy of Excelsior Fund and the Trust that each Portfolio qualify or continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

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Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, foreign currency, partnership income, deferral of losses on wash sales, dividends received from real estate investment trusts (REITs), and net capital losses and net currency losses incurred after October 31 and within the taxable year (“Post-October losses”). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that these differences arise. Accordingly, the following reclassifications as of March 31, 2004 were made to/from the following accounts:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In-Capital
Large Cap Growth Fund	$733,372	—	$(733,372)
Optimum Growth Fund	86,205	—	(86,205)
Small Cap Fund	541,330	—	(541,330)
Value and Restructuring Fund	152,705	$(152,698)	(7)
Mid Cap Value Fund	29,025	12,743	(41,768)
Real Estate Fund (1)	74,561	(26,247)	(48,314)
Equity Income Fund	28,783	—	(28,783)

(1)	The Real Estate Fund has a tax year end of June 30.

The estimated tax character of dividends and distributions declared during the years ended March 31, 2004 and March 31, 2003 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Blended Equity Fund
2004	$2,883,929	—	$2,883,929
2003	2,894,593	$28,176,768	31,071,361
Optimum Growth Fund
2004 (1)	16,211	—	16,211
2003	15,815	—	15,815
Value and Restructuring Fund
2004	16,245,250	—	16,245,250
2003	9,551,583	—	9,551,583
Mid Cap Value Fund
2004	533,846	—	533,846
2003	292,305	—	292,305
Energy and Natural Resources Fund
2004	355,796	—	355,796
2003	441,096	—	441,096
Real Estate Fund (2)
2004	3,725,211	944,558	4,669,769
2003	3,262,432	—	3,262,432
Equity Income Fund
2004	219,601	—	219,601

(1)	Included in the Optimum Growth Fund’s distributions from ordinary income is $114 in excess of investment company taxable income, which in accordance with applicable U.S. tax law, is taxable to shareholders as ordinary income distributions.
(2)	Included in the Real Estate Fund distributions from ordinary income paid in the tax year ended June 30, 2003 is $48,314 in excess of investment company taxable income, which in accordance with applicable U.S. tax law, is taxable to shareholders as ordinary income distributions.

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As of March 31, 2004 (except for Real Estate Fund which is as of June 30, 2003), the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Ordinary Income	Undistributed Long-Term Capital Gain	Post- October Losses	Capital Loss Carryforward	Unrealized Appreciation	Other Temporary Differences	Total
Blended Equity Fund	$474,237	—	—	$(1,487,442)	$214,714,374	—	$213,701,169
Large Cap Growth Fund	—	—	—	(138,432,914)	18,981,019	—	(119,451,895)
Optimum Growth Fund	—	—	—	(9,333,667)	5,950,377	—	(3,383,290)
Small Cap Fund	—	—	—	(6,849,253)	78,826,922	—	71,977,669
Value and Restructuring Fund	10,083,394	—	—	(192,190,351)	865,047,347	$(566,333)	682,374,057
Mid Cap Value Fund	—	—	$(2,144,019)	(594,394)	63,449,200	—	60,710,787
Energy and Natural Resources Fund	206,066	—	—	(5,614,557)	31,330,573	—	25,922,082
Real Estate Fund (1)	773,671	$1,771,420	—	—	29,571,154	—	32,116,245
Equity Income Fund	764,824	—	—	—	2,532,243	—	3,297,067

(1)	The components of distributable earnings for the Real Estate Fund are estimated at March 31, 2004. The actual amounts to be distributed will not be determined until June 30, 2004 when the portfolio completes its tax year end.

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2004, the following Portfolios had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

	Expiration Date March 31, 2007	Expiration Date March 31, 2008	Expiration Date March 31, 2010	Expiration Date March 31, 2011	Expiration Date March 31, 2012	Total
Blended Equity Fund	—	—	—	$1,487,442	—	$1,487,442
Large Cap Growth Fund	—	$8,373,927	$24,653,640	83,374,895	$22,030,452	138,432,914
Optimum Growth Fund	—	—	—	9,333,667	—	9,333,667
Small Cap Fund	—	—	—	6,849,253	—	6,849,253
Value and Restructuring Fund	$304,980	16,725,188	16,920,230	130,876,419	27,363,534	192,190,351
Mid Cap Value Fund	—	—	—	594,394	—	594,394
Energy and Natural Resources Fund	—	—	1,984,232	3,630,325	—	5,614,557

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During the year ended March 31, 2004, certain Portfolios utilized capital loss carryforwards in the following amounts to offset realized capital gains:

Blended Equity Fund	$3,471,862
Optimum Growth Fund	3,165,557
Small Cap Fund	23,022,434
Mid Cap Value Fund	5,622,674
Energy and Natural Resources Fund	2,009,778

During the year ended June 30, 2003, the Real Estate Fund utilized capital loss carryforwards totaling $3,838,191 to offset realized capital gains.

At March 31, 2004, aggregate gross unrealized appreciation for all securities and call options written for which there was an excess of value over estimated tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of estimated tax cost over value is as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation
Blended Equity Fund	$353,373,881	$217,730,770	$(3,016,396)	$214,714,374
Large Cap Growth Fund	108,142,691	21,732,737	(2,751,718)	18,981,019
Optimum Growth Fund	31,299,769	6,519,428	(569,051)	5,950,377
Small Cap Fund	270,373,378	81,838,226	(3,011,304)	78,826,922
Value and Restructuring Fund	2,424,931,385	939,433,065	(75,370,211)	864,062,854
Mid Cap Value Fund	222,600,649	66,919,567	(3,470,367)	63,449,200
Energy and Natural Resources Fund	123,844,960	32,003,557	(672,984)	31,330,573
Real Estate Fund	96,081,476	30,217,198	(646,044)	29,571,154
Equity Income Fund	97,754,229	4,422,746	(1,890,503)	2,532,243

5.    Capital Transactions:

Excelsior Fund currently has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for each Portfolio is as follows: 2.25 billion shares of the Blended Equity Fund; 1.5 billion shares of the Value and Restructuring Fund; 1 billion shares each of the Large Cap Growth Fund, Small Cap Fund and Energy and Natural Resources Fund; and 500 million shares each of Real Estate Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund’s Board of Directors. The Trust currently has authorized an unlimited number of shares of beneficial interest of each class of each Portfolio. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of the Trust’s Board of Trustees.

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Capital Share Transactions

	Blended Equity Fund
	Year Ended 03/31/04		Year Ended 03/31/03
	Shares	Amounts	Shares	Amounts
Sold	2,516,258	$76,921,408	3,623,543	$103,411,913
Issued as reinvestment of dividends	24,290	719,595	286,483	7,825,795
Redeemed	(3,775,754)	(118,896,601)	(5,061,485)	(143,684,100)

Net (Decrease)	(1,235,206)	$(41,255,598)	(1,151,459)	$(32,446,392)

	Large Cap Growth Fund
	Year Ended 03/31/04		Year Ended 03/31/03
	Shares	Amounts	Shares	Amounts
Sold	8,064,149	$57,523,780	8,147,920	$51,591,126
Redeemed	(4,333,821)	(30,217,153)	(16,826,837)	(108,381,623)

Net Increase (Decrease)	3,730,328	$27,306,627	(8,678,917)	$(56,790,497)

	Optimum Growth Fund
	Year Ended 03/31/04		Year Ended 03/31/03
	Shares	Amounts	Shares	Amounts
Sold
Shares	141,356	$1,421,285	147,775	$1,408,533
Institutional Shares	261,957	2,566,343	685,342	6,116,418
Issued as reinvestment of dividends
Shares	—	—	38	319
Institutional Shares	576	5,027	514	4,419
Redeemed
Shares	(259,194)	(2,501,170)	(295,756)	(2,710,691)
Institutional Shares	(542,028)	(5,545,403)	(716,125)	(6,721,811)

Net (Decrease)	(397,333)	$(4,053,918)	(178,212)	$(1,902,813)

	Small Cap Fund
	Year Ended 03/31/04		Year Ended 03/31/03
	Shares	Amounts	Shares	Amounts
Sold	21,479,092	$245,816,096	36,525,725	$365,338,222
Redeemed	(15,766,201)	(180,674,365)	(32,156,746)	(313,176,995)

Net Increase	5,712,891	$65,141,731	4,368,979	$52,161,227

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	Value and Restructuring Fund
	Year Ended 03/31/04		Year Ended 03/31/03
	Shares	Amounts	Shares	Amounts
Sold
Shares	38,649,596	$1,265,514,960	43,090,653	$1,112,552,413
Institutional Shares	1,036,754	27,794,739	—	—
Issued as reinvestment of dividends
Shares	408,200	11,870,494	255,445	6,822,577
Institutional Shares	1,230	36,028	—	—
Redeemed
Shares	(18,583,380)	(585,647,998)	(51,468,558)	(1,308,972,710)
Institutional Shares	(19,867)	(715,478)	—	—

Net Increase (Decrease)	21,492,533	$718,852,745	(8,122,460)	$(189,597,720)

	Mid Cap Value Fund
	Year Ended 03/31/04		Year Ended 03/31/03
	Shares	Amounts	Shares	Amounts
Sold
Shares	9,417,352	$127,160,451	8,338,597	$93,108,601
Institutional Shares	3,131,670	45,488,248	1,582,768	18,487,535
Issued as reinvestment of dividends
Shares	7,386	94,100	2,814	31,187
Institutional Shares	179	2,276	118	1,347
Redeemed
Shares	(5,489,526)	(75,728,071)	(4,215,715)	(44,061,055)
Institutional Shares	(1,138,246)	(13,632,176)	(1,251,124)	(13,116,401)

Net Increase	5,928,815	$83,384,828	4,457,458	$54,451,214

	Energy and Natural Resources Fund
	Year Ended 03/31/04		Year Ended 03/31/03
	Shares	Amounts	Shares	Amounts
Sold	4,504,249	$64,768,581	4,434,569	$54,887,974
Issued as reinvestment of dividends	15,674	206,503	19,385	255,842
Redeemed	(3,287,604)	(45,884,215)	(5,533,225)	(68,380,466)

Net Increase (Decrease)	1,232,319	$19,090,869	(1,079,271)	$(13,236,650)

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	Real Estate Fund
	Year Ended 03/31/04		Year Ended 03/31/03
	Shares	Amounts	Shares	Amounts
Sold	8,266,532	$63,671,391	14,856,468	$99,491,719
Issued as reinvestment of dividends	71,903	551,312	43,616	298,410
Redeemed	(6,950,905)	(52,882,782)	(15,752,939)	(104,481,612)

Net Increase (Decrease)	1,387,530	$11,339,921	(852,855)	$(4,691,483)

	Equity Income Fund*
	Period Ended 03/31/04
	Shares	Amounts
Sold	13,207,804	$99,187,559
Issued as reinvestment of dividends	5,633	41,579
Redeemed	(326,844)	(2,473,071)

Net Increase	12,886,593	$96,756,067

*Equity	Income Fund commenced operations on September 30, 2003.

6.    Line of Credit:

The Portfolios and other affiliated funds participate in a $50 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the redemption of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, equal to an annual rate of 0.15% of the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter, and is included in miscellaneous expenses on the statements of operations. For the year ended March 31, 2004, the Portfolios had no borrowings under the agreement.

7.    Guarantees:

In the normal course of business, the Portfolios enter into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios, and therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

8.     Legal Proceedings:

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of

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mutual fund shares (the “Investigations”). The Adviser and the Companies have been cooperating with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

Five class actions suits have been filed against the Companies and the Adviser: Mike Sayegh v. Janus Capital Corp.et al., (filed October 22, 2003 in Los Angeles Superior Court); James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details in each suit vary, in general each alleges that the Adviser, certain of its affiliates, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of the Companies. Each seeks unspecified monetary damages and related equitable relief.

In addition, two derivative actions, styled Richard Elliott v. Charles Schwab Corporation, et al., No 04 CV 2262 (S.D.N.Y.) and Lou Ann Murphy v. Charles Schwab Corporation et al., (No. 04 CV 3547 (E.D. Penn.), purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust, seek unspecific damages arising from alleged violations of Section 36 of the Investment Company Act, 15 U.S.C. § 80a-35(b) and breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices.

The class and derivative actions described above have been transferred to the United District Court for the District of Maryland for coordinated or consolidated pre-trial proceedings. Lead plaintiffs have been appointed and additional defendants have been added (generally consisting of current and former directors and officers of the Companies and entities who timed or facilitated timing in the Excelsior Funds). The seven lawsuits discussed above were consolidated into two new amended complaints, one for the class actions and one for the derivative actions, that were filed on or about September 29, 2004.

The plaintiffs in the consolidated class action are seeking unspecified monetary damages from claimed injuries arising from allegedly illegal and improper mutual fund trading practices, as well as disgorgement of investment advisory fees, rescission and restitution of unspecified funds. The plaintiffs in the consolidated derivative action are seeking on behalf of the Companies unspecified monetary damages for similar claimed injuries, as well as removal of Excelsior Fund directors, removal of U.S. Trust as advisor to the Excelsior Funds, rescission of its investment advisory contracts and disgorgement of management fees and compensation relating to the Excelsior Funds.

The Maryland court is expected to establish a briefing schedule prior to year end for motions to dismiss the actions, and the defendants will not be required to answer the complaints until such motions have been decided. Discovery in the actions is currently stayed, although a motion to lift the stay is expected to be filed on or about December 10, 2004 and decided on or after March 1, 2005.

49

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

9.    Subsequent events:

Upon the recommendation of the Adviser, the Board of Trustees of the Optimum Growth Fund has determined that it is in the best interests of the Fund and its shareholders to liquidate the Fund. This determination was made after the Fund had been advised by the Trustee of the Defined Benefit Plan for Employees of U.S. Trust Corporation that it has determined to effect a withdrawal of its Fund investment, which currently constitutes approximately 50% of the Fund’s total assets. The Trustees concluded that, because of the small remaining size of the Fund following the redemptions, it was in the best interests of the Fund’s shareholders that the Fund be liquidated and terminated on or about January 31, 2005. The Fund has discontinued accepting requests to purchase shares or process exchanges into the Fund effective November 26, 2004. Share purchases through dividend reinvestment or other automatic contribution programs will continue to be processed through the liquidation date.

Effective December 13, 2004, BISYS Fund Services Ohio, Inc. replaced SEI Investments Global Funds Services as Sub-Administrator of Excelsior Fund and the Trust.

Effective January 1, 2005, BISYS Fund Services Limited Partnership will replace Edgewood Services, Inc. as the Distributor of Excelsior Fund and the Trust.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors/Trustees and Shareholders of

Excelsior Funds, Inc. and Excelsior Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Blended Equity, Large Cap Growth, Optimum Growth, Small Cap, Value and Restructuring, Mid Cap Value, Energy and Natural Resources, Real Estate, and Equity Income Funds (seven of the portfolios constituting the Excelsior Funds, Inc. and two of the portfolios constituting the Excelsior Funds Trust) (collectively, the “Funds”) as of March 31, 2004, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended March 31, 2003 and the financial highlights for each of the years in the four year period ended March 31, 2003 of the Blended Equity, Large Cap Growth, Optimum Growth, Small Cap, Value and Restructuring, Mid Cap Value, Energy and Natural Resources, and Real Estate Funds were audited by other auditors whose report, dated May 16, 2003, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Blended Equity, Large Cap Growth, Optimum Growth, Small Cap, Value and Restructuring, Mid Cap Value, Energy and Natural Resources, Real Estate, and Equity Income Funds as of March 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP New York, New York December 15, 2004

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CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Unaudited)

The Funds’ Boards of Directors/Trustees and Joint Audit Committee terminated Ernst & Young, LLP (“E&Y”) as the Funds’ independent registered public accounting firm on October 28, 2004 as a result of concerns regarding their independence at the time of the issuance of their report on the Funds’ March 31, 2004 financial statements. During the period in which E&Y served as independent registered public accounting firm for the Funds, there were no disagreements between E&Y and the Funds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. At the request of the Boards and the Joint Audit Committee, Deloitte & Touche LLP has performed a re-audit of the Funds’ March 31, 2004 financial statements, which had previously been audited by E&Y. That report is included in this annual report.

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Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a “Company” and collectively, the “Excelsior Funds Complex”) is set forth below. Directors/Trustees who are not deemed to be “interested persons” of the Excelsior Funds Complex as defined in the 1940 Act are referred to as “Independent Board Members.” Directors/Trustees who are deemed to be “interested persons” of the Excelsior Funds Complex are referred to as “Interested Board Members”. The following information is as of December 15, 2004.

Name, Address, Age(1)	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
DIRECTORS
INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 73	Director/Trustee Chairman of the Boards	Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	31	None.
Rodman L. Drake Age: 61	Director/Trustee	Since 1994	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	31	Director, Parsons Brinkerhoff, Inc. (engineering firm) (since 1995); Director, Clean Fuels Technology Corp. (since 1998); Director and Chairman, Hyperion Total Return Fund, Inc., Hyperion Strategic Mortgage Fund Inc., and Hyperion 2005 Term Trust Inc. (since 1991); Director, Jackson Hewitt Inc. (since June 2004).
Mel Hall Age: 59	Director/Trustee	Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chief Executive Officer, Comprehensive Health Services, Inc. (health care management and administration) (since 1991).	31	Chairman, Comprehensive Health Services, Inc. (since 1991).
Roger M. Lynch Age: 64	Director/Trustee	Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	31	Director, SLD Commodities, Inc. (importer of nuts) (since 1991).

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Name, Address, Age(1)	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)

Jonathan Piel Age: 65	Director/Trustee	Since 1994	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994).	31	None.
INTERESTED BOARD MEMBER(5)

James L. Bailey 114 West 47th Street New York, NY 10036 Age: 59	Director/Trustee	Since February 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	31	None.

OFFICERS

Mary Martinez 114 West 47th Street New York, NY 10036 Age: 44	President	Since July 2004	Managing Director of United States Trust Company of New York (since 2003) and Chief Executive Officer of National Private Banking (since October 2004); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (from 1998 to 2003).	N/A	N/A

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Age: 43	Vice President	Since February 2004	Managing Director of United States Trust Company of New York (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

Agnes Mullady 225 High Ridge Road Stamford, CT 06905 Age: 45	Treasurer/Chief Financial and Chief Accounting Officer	Since February 2004	Senior Vice President, U.S. Trust Company, N.A. (since 2004); Chief Financial Officer, AMIC Distribution Partners (from 2002 to 2004); Controller Reserve Management Corporation, Reserve Management Company, Inc. and Reserve Partners, Inc. (from 2000 to 2002); Vice President and Treasurer, Northstar Funds; Senior Vice President and Chief Financial Officer, Northstar Investment Management Corp.; President and Treasurer, Northstar Administrators Corp.; and Vice President and Treasurer, Northstar Distributors, Inc. (from 1993 to 2000).	N/A	N/A

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Name, Address, Age(1)	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)

Scott Rhodes 225 High Ridge Road Stamford, CT 06905 Age: 45	Vice President and Assistant Treasurer	Since November 2004	Vice President, U.S. Trust Company, N.A. (since August 2004); Vice President, BlackRock Financial Management Inc. (2004); Controller Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer, American Skandia Trust and American Skandia Advisor Funds, Inc. (from 1996 to 2003).	N/A	N/A

Alexandra Poe 114 West 47th Street New York, NY 10036 Age: 44	Secretary and Chief Legal Officer	Since May 2004	Senior Vice President and Assistant General Counsel, United States Trust Company of New York (since May 2004); Chief Legal Officer for Managed Accounts and Alternative Investment Strategies, Prudential Investments (from 2001 to 2004); Senior Vice President and General Counsel, US Investment Management and Global Hedge Funds and President of the Schroder Mutual Funds, Schroders (from 1996 to 2001).	N/A	N/A

Sharon M. Davison 114 West 47th Street New York, NY 10036 Age: 50	Chief Compliance Officer	Since September 2004	Senior Vice President of U.S. Trust Company of New York (since 2001); Director of Securities and Corporate Compliance (since 2001); Director of Special Investigations – New York Stock Exchange Division of Market Surveillance (from 2000 to 2001); Senior Counsel – New York Stock Exchange Division of Market Surveillance (from 1997 to 2000).	N/A	N/A

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Age: 46	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

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(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT 06905.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of December 15, 2004, the Excelsior Funds Complex consisted of 31 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

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Federal Tax Information: (Unaudited)

For the year ended March 31, 2004, the designation of Long-Term Capital gains, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders and the percentage of dividends that qualify for the Qualifying Dividend Income are approximated as follows:

	20% Long-Term Capital Gain	Dividends Received Deduction	Qualifying Dividend Income(1)
Blended Equity Fund	—	100.0%	100.0%
Optimum Growth Fund	—	100.0%	100.0%
Value and Restructuring Fund	—	99.5%	100.0%
Mid Cap Value Fund	—	99.9%	100.0%
Energy and Natural Resources Fund	—	98.8%	100.0%
Equity Income Fund	—	76.2%	74.8%
Real Estate Fund	$944,588	—	—

(1)	Created by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

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AR-DE-1204-42594

Institutional Shares

EQUITY FUND

VALUE AND RESTRUCTURING FUND

MID CAP VALUE FUND

OPTIMUM GROWTH FUND

INCOME FUND

TOTAL RETURN BOND FUND

INTERNATIONAL EQUITY FUND

HIGH YIELD FUND

ANNUAL REPORT

March 31, 2004

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 881-9358, and (ii) on the Excelsior Funds’ website at http://www.excelsiorfunds.com.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Excelsior Funds Trust and Excelsior Funds, Inc. are distributed by Edgewood Services, Inc.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND IS SUBJECT TO RISK OF PRINCIPAL.

LETTER TO SHAREHOLDERS

December 15, 2004

Dear Valued Excelsior Shareholder:

We are reissuing our 2004 annual report following the termination of Ernst & Young (“E&Y”) as the Funds’ auditor. As previously communicated, on October 28, 2004 the Funds’ Boards of Directors/Trustees terminated E&Y as the Funds’ independent registered public accounting firm as a result of concerns regarding their independence at the time of the issuance of their report. The Boards and their Chief Financial Officer have reviewed the Funds March 31, 2004 financial statements and have concluded that they fairly represent, in all material respects, the financial position of the Funds.

In addition, the Boards of the Funds engaged Deloitte & Touche (“D&T”) as the Funds’ independent registered public accounting firm, and D&T has performed a re-audit of the Funds’ March 31, 2004 financial statements. As stated in the enclosed report, in Deloitte & Touche’s opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2004.

At Excelsior we are committed to helping our shareholders’ long term investments grow. We are defined by our ability to give our shareholders the reassurance and comfort of a steady return over the long term. As always, we value your confidence in selecting Excelsior to fulfill your investment needs.

Sincerely,

Mary Martinez

President

DOMESTIC EQUITY MARKET REVIEW

In the fiscal first quarter of the year ended March 31, 2004, domestic equities moved steadily higher, and their progressive uptrend raised hopes that the bear market, which started in March of 2000, had at last ended. The Standard & Poor’s 500 Index (S&P 500) crossed 1000 on the upside on June 16, regaining a level not seen for a year. Major averages and indexes moved into positive territory. The S&P 500 was up 14.9% in the period; measured from the prior quarter’s March 11 low of 800.73, the gain was an even stronger 21.7%. Other market measures followed suit, with the Dow Jones Industrial Average (DJIA) climbing 12.4% in the quarter, and the NASDAQ Composite Index (COMP) rising an even stronger 21.0%. Tensions subsided in North Korea and the market also weathered the SARS virus threat well. Equally important for equities was the passage of tax cut legislation. The third major factor that enabled the markets to see past recession was an anti-deflation posture announced by Federal Reserve chief Alan Greenspan in May.

Strong conditions continued into the fiscal second quarter, as stocks pushed the upper boundary of their tight trading range higher, overcoming the slow pace of economic recovery and difficulties in Iraq and Israel. Profit taking impacted the quarter’s final week, but the major averages and indexes continued solidly in positive territory. The S&P 500 closed at 995.97, up 2.2% for the quarter (from 974.50). Other market measures more than followed suit, with the DJIA up 3.2%, and the COMP posting a 10.1% quarterly gain.

The banner year for stocks lasted through the fiscal third quarter. Not only did equities maintain a firm grip on ground gained, they managed to push even higher. Investors kept right on buying, and profit taking caused little setback despite selling that aimed to net profits against sizeable tax-loss carry-forwards. As the calendar year ended, investors drove the major averages and indexes to a powerful advance into positive territory. Small-cap stocks continued to outpace their large-cap brethren. Style mattered less than size, since both small-cap value and small-cap growth outperformed. On a sector basis, per S&P data, Precious Metals led, and rotation was in the direction of Information Technology, Consumer Discretionary, and to a lesser degree, Financial Services. Consumer Staples and Energy were out-of-favor.

Equities battled strong headwinds in the fiscal fourth quarter. Still, at the close of the period, U.S. stocks had largely managed to hold onto the year’s gains. The quarter didn’t start out that way. In fact, the previous quarters’ powerful equity uptrend continued right into the fourth fiscal quarter. In January, equities marched higher as money poured into stocks. In January, investors channeled almost $44 billion in net new money into stock mutual funds, the highest monthly figure since the March 2000 market peak. By the end of January, the S&P 500 was up 4% for the year and at a 22-month high. As the quarter progressed, however, profit taking increased in the face of renewed terrorism, election uncertainties, perceptions of sluggish job growth, concerns about the housing market and higher energy prices—not to mention a possible Fed interest rate hike. By March 31, the major U.S. indices were essentially where they were at the start of the quarter.

INTERNATIONAL EQUITY MARKET REVIEW

The close of the fiscal year on March 31, 2004, marked the ending of an especially strong year for the International equity markets.

In the fiscal first quarter, for instance, international equity markets caught up with the U.S. equity markets, thanks to a sustained rally and the strengthening Euro. Latin American markets led the way, followed by Europe, and Asia lagged, but began to recover as SARS came under control.

The positive performance picked up considerably in the fiscal second quarter. Actually, with the close of the three month period, international markets had outperformed the U.S. since the U.S. dollar peaked in early 2002. The rebound was led by Asia, in particular Hong Kong, Taiwan and Japan, reflecting recovery after a SARS-depressed first fiscal quarter. Japan was up a full 43% since its low at the end of April 2003. Europe remained closely correlated to the U.S. market, but valuations began to look stretched.

The international equity environment continued to improve, as the fiscal third quarter saw a remarkable upturn in global markets led by Latin America, Thailand, India, and Continental Europe (especially Germany). Globally, the best-performing sectors in the fiscal third quarter were materials, energy, telecoms and industrials; the weakest were health care, consumer staples, and technology.

For the fiscal fourth quarter, for international equity markets, most all of the returns came from Asia. That said, Asia did start the quarter off quite erratically as the liquidity-led rally continued in Hong Kong and China shares, but came to an abrupt end in February. On the other hand, Japan did quite poorly through February as banks sold cross shareholdings before the fiscal year end. However, as the quarter came to a close, performance in Japan turned positive. The terrorist issues that weighed more heavily on the European markets did have some effect, however brief, on Japan as well.

FIXED INCOME MARKET REVIEW

In the fiscal first quarter of the year ended March 31, 2004, a rebound in the equity markets together with sharply lower equity volatility and low Treasury yields provided a robust bid for non-Treasury securities. In fact, spreads narrowed across almost all fixed-income sectors. The credit sector was the best performer with spreads narrowing by 37 basis points. Within the credit sector, the finance sector outperformed both the utility and industrial sectors. The credit curve also steepened as intermediate credit spreads tightened by 43 basis points compared to a 29 basis point tightening for long credits. Practically every credit sector outperformed Treasuries; the only difference was magnitude. The Government Agency sector gave up some ground in the last month of the quarter due to large accounting restatements and abrupt senior management changes at Freddie Mac. However, for the full quarter, the Agency sector tightened in spread by 6 basis points.

The fiscal second quarter was marked by wide swings in Treasury yields. The credit sector continued its winning streak for the fourth consecutive quarter as credit spreads narrowed by 12 basis points. The credit curve also flattened by 2-3 basis points as longer maturity credits outperformed intermediate issues. Within the credit sector, the industrial sector outperformed the finance and utility sectors by 22 basis points and 56 basis points respectively. In line with the strength in the equity markets, lower-quality credits continued their strong relative performance with the BBB-rated sector outperforming the single- A sector by 75 basis points. While the government agency sector lagged, long agencies outperformed the intermediate agency sector due to limited supply at the long end of the agency curve together with the agencies repurchases of longer-dated issues. The rapid and large rise in yields in the first two months of the quarter increased volatility in the mortgage market as mortgage durations extended. The greater need for hedging in this environment caused swap spreads to widen. As a result, the residential and commercial mortgage backed sectors also lagged this quarter.

In the fiscal third quarter, buoyed by the apparent signs of a sustained economic recovery and the continued gains in the equity markets, Treasury yields rose and the Treasury yield curve steepened at the front end with the 2-year/5-year spread widening another 13 basis points. Continuing the trend from the previous quarter, the curve beyond Treasury yield 5 years flattened as the 5-year/30-year spread narrowed by 11 basis points to 194 basis points. Investment-grade credits continued to outperform other sectors as credit spreads narrowed. The credit sector continued its outperformance for the fifth consecutive quarter with all credit sectors posting strong performance. The credit curve modestly steepened over the quarter as longer maturity credits slightly underperformed intermediate issues. Within credits, the industrial sector outperformed the finance and utility sectors. Lower-quality issues continued their strong relative performance. The securitized sectors were strong performers for the quarter. Rising yields and declining refinancing activity aided the residential mortgage sector, and reduced supply continued to support the commercial mortgage and the asset backed sectors. The Agency sector was a laggard. The accounting issues with Freddie Mac continued to weigh on this sector.

FIXED INCOME MARKET REVIEW

Shifting directions once again, U.S. Treasuries rallied and yields declined overall during the final quarter of the fiscal year. The yield on the 10-year Treasury note, for instance, fell, ending the quarter at 3.85%. Intermediates experienced the greatest drop as the yield on the 5-year Treasury note declined more than 45 basis points to 2.78%. Inflation remained low which, along with muted job growth kept the Federal Reserve from raising its target interest rate of 1%.

Investment-grade corporate bonds advanced, but not by the same degree seen in calendar 2003. Overall, the credit sector continued its outperformance for the sixth consecutive quarter. Securitized sectors were strong performers; the asset backed sector was the strongest performing spread sector. In mortgages, commercial mortgage backed securities posted positive results as did residential mortgages. The Agency sector generated 27 basis points of excess returns after underperforming in the third quarter.

ADVISER’S INVESTMENT REVIEW

EXCELSIOR FUNDS TRUST EQUITY FUND

For the twelve months ended March 31, 2004, the Fund realized a total return of 32.68%* versus 35.09%** for the Standard & Poor’s 500 Composite Stock Price Index. For much of the period the Fund maintained a close balance between growth and value companies, buying the stocks of a number of high-quality, midsize companies, with a particular focus on strong free cash flow. The Fund saw good returns from a number of its healthcare holdings, including names in the biotechnology and generic drug manufacturing areas. The Fund maintained an overall underweight in technology, as we believed that valuations remained high for tech stocks in general, and this stance detracted from the Fund’s relative performance as technology did well overall during the 12 months. The Fund’s overweight in the energy sector, an area that had mixed relative performance, slightly hindered the Fund’s performance. Although companies in the insurance sector, an area the Fund was overweight, appeared in general to have above-average pricing power in the fiscal year, they also had mixed results, adding slightly to the Fund’s relative underperformance. Several holdings in the retail area aided Fund performance.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 1/16/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/16/95. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Standard & Poor’s Corporation—Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

ADVISER’S INVESTMENT REVIEW

EXCELSIOR FUNDS, INC. VALUE & RESTRUCTURING FUND

For the twelve months ended March 31, 2004, the Fund’s Institutional Shares realized a total return of 60.46%* strongly outpacing the Russell 1000 Value Index’s return of 40.81%** and ranked 12 out of 462 funds, based on total return, in the Lipper Multi-Cap Value Funds category.*** The Fund’s strong showing was due in part to its focus on value stocks, which did well for much of the fiscal year. In addition, several of our overweights in cyclicals (all weightings versus the benchmark) were major beneficiaries of improvement in the economy in calendar 2003. The Fund’s performance was also aided by its non-cyclical underweights, such as healthcare and consumer staples, which underperformed in the first half of the fiscal year. Late in the fiscal year, market sentiment shifted toward these non-cyclical defensive names—and having already nudged the Fund in that direction proved a benefit. Due to the Fund’s broad diversification, it contained restructuring stocks with very growth-like behavior, and this aided Fund performance late in the year, when growth names drew more market favor. A single large holding in a new tech niche, was a notably positive contributor to Fund performance. Throughout the fiscal year the Fund’s focus on dividend-paying companies with strong fundamentals was increased. Reasons included our expectation that the recent changes in the tax laws would renew investor interest in dividend paying stocks.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 9/30/02 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: The Russell Company—The Russell 1000 Value Index is an unmanaged index composed of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
***	Source: Lipper, Inc.—Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

ADVISER’S INVESTMENT REVIEW

EXCELSIOR FUNDS TRUST MID CAP VALUE FUND

For the twelve months ended March 31, 2004, the Fund’s Institutional Shares realized a total return of 54.60%* versus 51.59%** for the Russell Mid Cap Value Index. The Fund was positioned to benefit from economic growth and a positive change in investor sentiment both of which transpired in the year. In the first fiscal quarter, for instance, the breadth of Fund holdings advancing due to the above was quite telling as all but one Fund holding advanced. Cyclical stocks continued to contribute positively in the second fiscal quarter, with a number of tech and commodity-focused names rising well in excess of 30%. By contrast, stocks less tied to the health of the economy generally underperformed during the second fiscal quarter. Later, in the third fiscal quarter, strong GDP growth, the highest in 20 years, fueled an equity rally, pushing the Fund well ahead of the Russell Mid Cap Value Index, its benchmark. This push slowed somewhat toward the end of the fiscal year, as a briefly unsure economy, terrorist activities and poor employment numbers made investors defensive again. Over all, throughout the year, the Fund’s holdings displayed greater levels of profitability than its benchmark while carrying less debt.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 6/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: The Russell Company—The Russell Mid Cap Value Index measures the performance of medium-sized value-oriented securities.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

ADVISER’S INVESTMENT REVIEW

EXCELSIOR FUNDS TRUST OPTIMUM GROWTH FUND

For the fiscal year ended March 31, 2004, the Fund’s Institutional Shares realized a total return of 30.52%* versus 32.18%** for the Russell 1000 Growth Index. Throughout the fiscal year, in the core position of the Fund (70% of assets), we rebalanced the portfolio to take advantage of an improving economy. We did this largely by raising the Fund’s growth potential, and doing so at a considerably lower price than that reflected in the Standard & Poor’s 500’s price-to-growth ratio. Specifically, we lowered the Fund’s weightings in defensive sectors and increased weightings in deep cyclicals and elsewhere. At various points in the year, we focused on technology, consumer and financial names, cyclicals (industrials and materials), and health care. The emphasis on health care (medical products and medical services industries) in particular aided Fund performance: the Fund’s technology holdings did contribute positively to returns as well, but an underweight relative to the benchmark resulted in underperformance. The structured overlay portion of the Fund (30% of assets) presents a similarly mixed picture. Over time, as compared with a purely active-management strategy, the use of quantitative overlay tends to dampen overall Fund volatility without materially inhibiting returns. In this past fiscal year, however, while the overlay did decrease volatility, it also contributed to underperformance relative to the benchmark. Part of this underperformance can be attributed to technical issues related to the timing of purchases and sales, part to stock selection and part to sector and industry bets.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 6/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: The Russell Company—The Russell 1000 Growth Index is an unmanaged index and is composed of the 1,000 companies with higher price-to-book ratios and higher forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

ADVISER’S INVESTMENT REVIEW

EXCELSIOR FUNDS TRUST INCOME FUND

For the fiscal year ended, March 31, 2004, the Fund realized a total return of 5.81%* and ranked 91 out of 198 funds, based on total return, in the Lipper Corporate Debt Funds A Rated category**. The Fund’s long term performance has been very strong, ranking 23 out of 125 funds, for the same Lipper category for the five years ended March 31, 2004, with a cumulative total return of 39.51%*. In the fiscal first quarter, while the Fund’s overweight in the residential mortgage sector and underweight in the credit sector detracted from performance, this was more than offset by the overweight in the other spread sectors (non-Treasury securities, which trade based upon the difference, or “spread”, between their yields and those of relevant Treasury securities), the significant tightening in the spreads of credits sensitive to the economic cycle, and the Fund’s modestly longer durations. Duration is a measure of a security’s price sensitivity to changes in interest rates. In the fiscal second quarter, the Fund’s allocation to the credit sector was increased by 0.2 duration years. This reduced the Fund’s underweight in this sector relative to the Lehman Brothers Aggregate Bond Index, its benchmark. While the overall shorter duration and bar-bell portfolio structure were positive contributors to relative performance, this was offset by the Fund’s overweight in the securitized sectors (fixed income sectors in which the securities are backed by mortgages, auto loans, credit card receivables, etc.), which underperformed as mortgage durations extended and swap spreads widened. For the fiscal third and fourth quarters, the Fund’s solid performance was aided by an overweight in residential as well as commercial mortgage-backed securities, the overweight in single-A and BBB-rated bonds and investments in Treasury Inflation Protected Securities (TIPS). These contributors were offset, to a lesser extent, by the Fund’s positioning for a flattening in the Treasury yield curve as well as by its overweight in long-maturity corporate bonds, which underperformed in the final quarter.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 1/16/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/16/95. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lipper, Inc.—Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
***	Source: Lehman Brothers—The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

ADVISER’S INVESTMENT REVIEW

EXCELSIOR FUNDS TRUST TOTAL RETURN BOND FUND

For the fiscal year ended, March 31, 2004, the Fund realized a total return of 5.61%* and ranked 101 out of 198 funds, based on total return, in the Lipper Corporate Debt Funds A Rated category**. The Fund’s long term performance has been excellent, ranking 13 out of 125 funds, for the same Lipper category for the five years ended March 31, 2004, with a cumulative total return of 42.65%*. In the fiscal first quarter, while the Fund’s overweight in the residential mortgage sector and underweight in the credit sector detracted from performance, this was more than offset by the overweight in the other spread sectors (non-Treasury securities, which trade based upon the difference, or “spread”, between their yields and those of relevant Treasury securities), the significant tightening in the spreads of credits sensitive to the economic cycle, and the Fund’s modestly longer durations. Duration is a measure of a security’s price sensitivity to changes in interest rates. In the fiscal second quarter, the flattening yield curve added to the performance of the Fund, which had been positioned for just such an eventuality. As corporates outperformed Treasury securities in the quarter and the Fund was underweight corporates, performance lagged accordingly. At the same time, an overweight in mortgage backed securities hurt the Fund’s performance. For the fiscal third quarter, the Fund benefited from overweights in commercial mortgage backed securities and Treasury Inflation Protected Securities (TIPS) that were offset by a slight corporate underweight and a slight long-duration position for much of the quarter. For the final fiscal quarter, the Fund benefited from an overweight in securitized sectors such as residential and commercial mortgage-backed securities, as well as an allocation to lower coupon mortgages. These contributors were offset by the Fund’s positioning for a flattening yield curve as well as by an overweight in long-maturity corporate bonds, which underperformed the broad credit sector for the period

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 1/19/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/19/95. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lipper, Inc.—Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
***	Source: Lehman Brothers—The Lehman Brothers Govt/Credit Bond Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

ADVISER’S INVESTMENT REVIEW

EXCELSIOR FUNDS TRUST INTERNATIONAL EQUITY FUND

For the twelve months ended March 31, 2004, the Fund realized a total return of 65.55%* as compared with 57.51%** for the MSCI-EAFE Index and 59.91%*** for the MSCI-ACWI Free ex U.S. Index and ranked 86 out of 847 funds, based on total return, in the Lipper International Funds category**** for the same one year period. The Fund ranked 217 among 495 funds, in the same Lipper category for the five years ended March 31, 2004, with a cumulative return of 7.61%*. The Fund’s exposure to Asian markets—which was kept close to a market weight—aided performance during the first three fiscal quarters. Although we did begin to sell some of these positions down in the fiscal third quarter, a seasonal sell-off in Japan in the fiscal fourth quarter still saw of the year’s earlier gains evaporate. Nevertheless, for the fiscal year as a whole, the Fund’s overweight in the emerging markets and underweight in the U.K. aided Fund performance. Looking at the Fund performance quarter by quarter, Fund performance kept pace with rallying markets and recouped earlier weakness in the first three months of the fiscal year. Sector wise, technology, financials, and consumer discretionary did well, while staples, healthcare, and energy underperformed. In Europe we added Euro-neutral names or special turnaround situations. The Fund had a higher-than-usual weight in Japan. In the fiscal second quarter, the Fund bettered the MSCI EAFE Index and MSCI ACWI Free ex USA Index, its benchmarks, as small- and mid-cap stocks performed particularly well. On a sector basis, consumer discretionary, financials and utilities helped, while the underweight in technology hurt. As in the previous quarter, we continued to balance the Fund between defensives and recovery beneficiaries; new names were either recovery beneficiaries and/or value names with good yield support. We sold two names in Europe, both in the consumer staples sector. We also continued to trim financials due to stock performance. Many individual additions were in Japan. In the fiscal third quarter, nine of the Fund’s top ten contributors were European holdings. Eight of the top ten losers were Asian, including six Japanese, most likely a reaction to preceding gains. Globally, the best-performing sectors in the quarter were materials, energy, telecoms and industrials; the weakest were healthcare, consumer staples, and technology. The Fund was well positioned, as it was gradually shifted to become less defensive and more oriented toward recovery beneficiaries. In the final fiscal quarter, Fund activity was heavy as we increased our exposure to the U.K. and Japan, reflecting our strategy of investing closely around the benchmark weightings for regions. We maintained essentially a market weight in Japan.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations, political risks, and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices since 1/24/95 (inception date). For comparative purposes, the value of the indices on 12/31/94 is used as the beginning value on 1/24/95. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—The Morgan Stanley Capital International EAFE (Europe, Australia, Asia, Far East) Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
***	Source: Morgan Stanley & Co., Incorporated—The Morgan Stanley Capital International All Country World Index Free ex U.S. Index is a widely accepted, unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.
****	Source: Lipper, Inc.—Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee accrued on redemption of shares which was implemented effective June 1, 2000.

ADVISER’S INVESTMENT REVIEW

EXCELSIOR FUNDS TRUST HIGH YIELD FUND

During the fiscal year ended March 31, 2004, the Fund’s Institutional Shares realized a total return of 27.76%* and ranked 19 out of 413 funds, based on total return, in the Lipper High Current Yield Fund category** for the same one year period. In the fiscal first quarter, the Fund’s positive momentum accelerated, largely due to sector overweighting in utilities, packaging, cable and satellite. The Fund’s performance grew more turbulent, although it continued to trend upward, in the fiscal second quarter, and then improved markedly in the fiscal third quarter. We had above-average weightings in cyclically sensitive groups (such as paper and forest products, metals and mining, and chemicals), which outperformed the overall market. Certain sectors which were added to reduce volatility (such as gaming, packaging, and higher-quality telecom) underperformed. In the fiscal fourth quarter, strong performance continued. By sector, the Fund continued to benefit from overweight positions in cyclically sensitive issues. An overweight in gaming added some stability to the Fund. All in all, we structured the Fund to generate what we felt were satisfactory levels of current income with moderate volatility of net asset value. At year end, we owned no deferred interest, emerging market, or preferred stock instruments. The weighted average rating of the Fund was high-single B compared to mid-single B for the high yield index. Our lower-tier holdings were about 10% of the Fund compared to about 20% for the index. The average price of the Fund was 103, the duration was about 3.8 years (shorter than the high yield index) and average coupon was about 9%. Duration is a measure of a security’s price sensitivity to changes in interest rates. As we expected above-average economic growth, the Fund had larger-than-average holdings in cyclically sensitive sectors. In addition, the Fund had above-average weights in sectors such as gaming to moderate volatility. The Fund held positions in 88 issuers with the largest position about 3.5% of the Fund. We positioned the Fund in this way to reflect 1) our expectation that certain sectors would probably be stronger than others; 2) our primary focus on income (no deferred interest, etc); and 3) the relatively high-quality of Fund holdings, which was intended to reduce volatility.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Securities rated below investment grade generally entail greater market, credit, and liquidity risks than investment grade securities.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/31/00 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lipper, Inc.—Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
***	Source: Merrill Lynch—The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of shares.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2004

Equity Fund

Shares		Value

COMMON STOCKS — 99.23%
	CONSUMER DISCRETIONARY — 15.80%
44,161	†Coach, Inc.	$1,810,160
43,064	†Comcast Corp., Class A Special	1,200,624
25,906	Federated Department Stores	1,400,219
50,516	†Fossil, Inc.	1,680,162
69,649	John Wiley & Sons, Class A	2,084,595
19,779	†Mohawk Industries, Inc.	1,628,801
55,839	News Corp., Ltd. ADR	1,770,654

		11,575,215

	CONSUMER STAPLES — 5.39%
50,783	Sysco Corp.	1,983,076
32,944	Wal-Mart Stores, Inc.	1,966,427

		3,949,503

	ENERGY — 9.01%
32,365	Apache Corp.	1,397,197
22,510	BP plc ADR	1,152,512
20,777	ConocoPhillips	1,450,442
34,242	Exxon Mobil Corp.	1,424,125
25,749	†Nabors Industries Ltd.	1,178,017

		6,602,293

	FINANCIAL — 19.90%
42,451	Allstate Corp.	1,929,822
29,233	American International Group	2,085,775
49,554	Citigroup, Inc.	2,561,942
23,912	Goldman Sachs Group, Inc.	2,495,217
12,660	Hartford Financial Services Group, Inc.	806,442
15,870	Lehman Brothers Holdings, Inc.	1,315,147
39,762	US Bancorp	1,099,419
40,274	Wells Fargo & Co.	2,282,328

		14,576,092

	HEALTH CARE — 16.36%
17,683	†Amgen, Inc.	1,028,090
13,488	†Anthem, Inc.	1,222,552
24,728	†Barr Pharmaceuticals	1,135,015
26,021	Johnson & Johnson	1,319,785
33,920	Medtronic, Inc.	1,619,680
61,506	Pfizer, Inc.	2,155,785
18,681	Teva Pharmaceutical Industries ADR	1,182,507
11,955	†WellPoint Health Networks	1,359,523
25,637	Wyeth	962,670

		11,985,607

	INDUSTRIALS — 11.62%
19,431	Caterpillar, Inc.	1,536,409
21,546	Danaher Corp.	2,011,750

Shares		Value

COMMON STOCKS — (continued)
	INDUSTRIALS — (continued)
53,910	General Electric Co.	$1,645,333
21,979	Illinois Tool Works, Inc.	1,741,396
35,454	†Jacobs Engineering Group, Inc.	1,581,249

		8,516,137

	INFORMATION TECHNOLOGY — 16.21%
59,908	†Accenture Ltd., Class A	1,485,718
23,203	Analog Devices, Inc.	1,113,976
45,529	†Applied Materials, Inc.	973,410
60,100	†Cisco Systems, Inc.	1,412,951
42,211	Intel Corp.	1,148,139
11,747	International Business Machines Corp.	1,078,844
11,959	†Lexmark International, Inc.	1,100,228
68,050	Microsoft Corp.	1,699,209
26,404	SAP AG ADR	1,037,941
28,266	Texas Instruments, Inc.	825,933

		11,876,349

	RAW/INTERMEDIATE MATERIALS — 2.70%
51,655	Aracruz Celulose S.A. ADR	1,975,804

	REAL ESTATE — 2.24%
40,351	St. Joe Co.	1,641,882

	TOTAL COMMON STOCKS (Cost $63,400,208)	72,698,882

Principal Amount
REPURCHASE AGREEMENT — 0.15%
$112,000	JP Morgan Chase Securities, Inc. 0.72%, dated 3/31/04, due 4/1/04, to be repurchased at $112,002 (collateralized by U.S. Government Obligations, total market value $113,391) (Cost $112,000)	112,000

TOTAL INVESTMENTS (Cost $63,512,208)	99.38%	$72,810,882
OTHER ASSETS AND LIABILITIES (NET)	0.62	456,378

NET ASSETS	100.00%	$73,267,260

†	Non-income producing security

ADR—American Depositary Receipt

plc—public limited company

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Value and Restructuring Fund

Shares		Value

COMMON STOCKS — 94.64%
	CONSUMER DISCRETIONARY — 20.96%
1,700,000	Black & Decker Corp.	$96,798,000
2,075,000	Centex Corp.	112,174,500
1,346,000	Harman International Industries, Inc.	107,141,600
800,000	Journal Communications, Inc., Class A	16,000,000
3,400,000	†Liberty Media Corp., Class A	37,230,000
1,500,000	Newell Rubbermaid, Inc.	34,800,000
1,725,000	TJX Cos., Inc.	42,366,000
600,000	Viacom, Inc., Class B	23,526,000
5,600,000	†XM Satellite Radio Holdings, Inc., Class A	156,520,000
1,000,000	†Zale Corp.	61,550,000

		688,106,100

	CONSUMER STAPLES — 8.02%
800,000	Avon Products, Inc.	60,696,000
1,650,000	ConAgra Foods, Inc.	44,451,000
1,950,000	†Dean Foods Co.	65,130,000
1,475,000	Kraft Foods, Inc., Class A	47,214,750
1,680,000	Loews Corp.–Carolina Group	45,948,000

		263,439,750

	ENERGY — 7.84%
1,000,000	Burlington Resources, Inc.	63,630,000
675,000	ConocoPhillips	47,121,750
1,400,000	Consol Energy, Inc.	37,520,000
1,050,000	Devon Energy Corp.	61,057,500
800,000	Noble Energy, Inc.	37,680,000
700,000	†Todco, Class A	10,220,000

		257,229,250

	FINANCIAL — 19.89%
950,000	Ace Ltd.	40,527,000
1,800,000	Amvescap plc ADR	27,234,000
700,000	CIT Group, Inc.	26,635,000
1,250,000	Citigroup, Inc.	64,625,000
825,000	Freddie Mac	48,724,500
950,000	Friedman Billings Ramsey Group, Inc., Class A	25,640,500
1,500,000	JP Morgan Chase & Co.	62,925,000
600,000	Lehman Brothers Holdings, Inc.	49,722,000
675,000	Loews Corp.	39,865,500
2,000,000	MCG Capital Corp.	40,280,000
850,000	Mellon Financial Corp.	26,596,500
1,200,000	Metlife, Inc.	42,816,000
675,000	Morgan Stanley	38,677,500
750,000	PNC Financial Services Group, Inc.	41,565,000
1,350,000	Travelers Property Casualty Corp., Class A	23,152,500

Shares		Value

COMMON STOCKS — (continued)
	FINANCIAL — (continued)
550,000	Washington Mutual, Inc.	$23,490,500
400,000	XL Capital Ltd., Class A	30,416,000

		652,892,500

	HEALTH CARE — 3.86%
700,000	AmerisourceBergen Corp.	38,276,000
1,125,000	Bristol-Myers Squibb Co.	27,258,750
950,000	HCA, Inc.	38,589,000
600,000	Wyeth	22,530,000

		126,653,750

	INDUSTRIALS — 11.91%
1,850,000	Cendant Corp.	45,121,500
1,100,000	Deluxe Corp.	44,110,000
647,800	Koninklijke Philips Electronics N.V. (NY Shares)	18,773,244
1,150,000	Overnite Corp.	26,450,000
1,050,000	Ryder System, Inc.	40,666,500
1,300,000	Tyco International Ltd.	37,245,000
1,025,000	Union Pacific Corp.	61,315,500
2,650,000	†United Rentals, Inc.	47,090,500
450,000	United Technologies Corp.	38,835,000
1,300,000	Viad Corp.	31,421,000

		391,028,244

	INFORMATION TECHNOLOGY — 9.40%
1,550,000	Harris Corp.	75,035,500
215,000	International Business Machines Corp.	19,745,600
1,850,000	Nokia Oyj ADR	37,518,000
1,150,000	†Plantronics, Inc.	42,101,500
400,000	Qualcomm, Inc.	26,568,000
1,425,000	Texas Instruments, Inc.	41,638,500
1,700,000	†Unisys Corp.	24,276,000
1,950,000	†Vishay Intertechnology, Inc.	41,613,000

		308,496,100

	RAW/INTERMEDIATE MATERIALS — 5.96%
300,000	Alcoa, Inc.	10,407,000
950,000	Cambrex Corp.	25,555,000
400,000	Eagle Materials, Inc., Class B	23,360,000
1,400,000	Georgia-Pacific Corp.	47,166,000
1,050,000	Lafarge North America, Inc.	42,682,500
800,000	PPG Industries, Inc.	46,640,000

		195,810,500

	REAL ESTATE — 1.57%
413,200	†Capital Lease Funding, Inc.	5,297,224
1,100,000	‡Fieldstone Investment Corp.	21,175,000
70,300	Government Properties Trust, Inc.	925,851

See Notes to Financial Statements.

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Value and Restructuring Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	REAL ESTATE — (continued)
1,900,000	†Host Marriott Corp.	$24,282,000

		51,680,075

	TELECOMMUNICATION — 2.89%
1,400,000	America Movil S.A. de C.V., Series L ADR	54,110,000
1,650,000	†Nextel Communications, Inc., Class A	40,804,500

		94,914,500

	UTILITIES — 2.34%
5,400,000	†Calpine Corp.	25,218,000
825,000	Duke Energy Corp.	18,645,000
700,000	Public Service Enterprise Group, Inc.	32,886,000

		76,749,000

	TOTAL COMMON STOCKS (Cost $2,249,937,303)	3,106,999,769

FOREIGN COMMON STOCKS — 1.62%
	ITALY — 1.11%
4,500,000	Enel S.p.A.	36,387,723

	UNITED KINGDOM — 0.51%
1,200,000	Severn Trent plc	16,783,247

	TOTAL FOREIGN COMMON STOCKS (Cost $44,530,991)	53,170,970

CONVERTIBLE PREFERRED STOCKS — 2.46%
	CONSUMER DISCRETIONARY — 1.39%
995,000	†Adelphia Communications, Preferred Exchange, 7.50%	1,820,850
825,000	Ford Motor Co. Capital Trust II, Preferred Exchange, 6.50%	43,766,250

		45,587,100

	HEALTH CARE — 1.07%
650,000	Baxter International, Inc., Preferred Exchange, 7.00%	35,100,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $83,101,192)	80,687,100

Principal Amount		Value

CONVERTIBLE BOND — 0.60%
	UTILITIES — 0.60%
$600,000	*Centerpoint Energy, Inc., Convertible to 1.4250 Shares, 2.00%, 09/15/29 (Cost $15,363,585)	$ 19,847,400

REPURCHASE AGREEMENT — 0.86%
28,289,000	JP Morgan Chase Securities, Inc. 0.72%, dated 3/31/04, due 4/1/04, to be repurchased at $28,289,566 (collateralized by U.S. Government Agency Obligations, total market value $28,722,210) (Cost $28,289,000)	28,289,000

TOTAL INVESTMENTS (Cost $2,421,222,071)	100.18%	$3,288,994,239

Contracts
CALL OPTIONS WRITTEN — (0.04)%
(4,000)	Qualcomm, Inc. Expires 4/16/04 strike price 65	(940,000)
(7,500)	Texas Instruments, Inc. Expires 4/16/04 strike price 32.50	(75,000)
(3,500)	Vishay Intertechnology, Inc. Expires 4/16/04 strike price 25	(35,000)
(385)	XM Satellite Radio Holdings, Inc. Expires 4/16/04 strike price 25	(123,200)

TOTAL CALL OPTIONS WRITTEN (Premiums received $(2,153,485))	(0.04)	(1,173,200)

OTHER ASSETS AND LIABILITIES (NET)	(0.14)	(4,727,237)

NET ASSETS	100.00%	$3,283,093,802

†	Non-income producing security

plc—public limited company

ADR—American Depositary Receipt

‡	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, this security amounted to $21,175,000 or 0.65% of net assets.
*	Variable Rate Security—The rate reported is the rate in effect as of March 31, 2004.

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2004

Mid Cap Value Fund

Shares		Value

COMMON STOCKS — 93.91%
	CONSUMER DISCRETIONARY — 23.17%
90,000	†Autozone, Inc.	$7,737,300
100,000	Best Buy Co., Inc.	5,172,000
140,000	Black & Decker Corp.	7,971,600
275,000	Brink’s Co.	7,584,500
2,250	†Cavco Industries, Inc.	82,350
90,000	Centex Corp.	4,865,400
380,000	Limited Brands.	7,600,000
295,000	Newell Rubbermaid, Inc.	6,844,000
150,000	Sherwin-Williams Co.	5,764,500
240,000	TJX Cos., Inc.	5,894,400
115,000	†Zale Corp.	7,078,250

		66,594,300

	CONSUMER STAPLES — 1.86%
160,000	†Dean Foods Co.	5,344,000

	ENERGY — 6.78%
120,000	Devon Energy Corp.	6,978,000
170,000	†Noble Corp.	6,531,400
130,000	Occidental Petroleum Corp.	5,986,500

		19,495,900

	FINANCIAL — 13.78%
160,000	Ace Ltd.	6,825,600
180,000	CIT Group, Inc.	6,849,000
800,000	†Instinet Group, Inc.	5,632,000
80,000	Lehman Brothers Holdings, Inc.	6,629,600
125,000	RenaissanceRe Holdings Ltd.	6,500,000
335,000	Sovereign Bancorp, Inc.	7,175,700

		39,611,900

	HEALTH CARE — 8.22%
130,000	AmerisourceBergen Corp.	7,108,400
330,000	Health Management Associates, Inc., Class A	7,659,300
195,000	†Shire Pharmaceuticals plc ADR	5,738,850
280,000	†Tenet Healthcare Corp.	3,124,800

		23,631,350

	INDUSTRIALS — 12.38%
290,000	Cendant Corp.	7,073,100
1,994	Eagle Materials, Inc.	117,347
6,705	Eagle Materials, Inc., Class B	391,572
170,000	Lincoln Electric Holdings, Inc.	4,763,400
170,000	Mueller Industries, Inc.	5,778,300
385,000	Onex Corp.	4,754,750
450,000	†United Rentals, Inc.	7,996,500
120,000	York International Corp.	4,717,200

		35,592,169

	INFORMATION TECHNOLOGY — 8.31%
600,000	†3com Corp.	4,230,000
140,000	†Comverse Technology, Inc.	2,539,600
155,000	Harris Corp.	7,503,550
45,000	†National Semiconductor Corp	1,999,350
120,000	†Storage Technology Corp	3,339,600

Shares		Value

COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — (continued)
310,000	Symbol Technologies, Inc.	$4,278,000

		23,890,100

	RAW/INTERMEDIATE MATERIALS — 6.40%
245,000	Aracruz Celulose S.A. ADR	9,371,250
210,000	Georgia-Pacific Corp.	7,074,900
181,000	† Shaw Group, Inc.	1,962,040

		18,408,190

	REAL ESTATE — 2.05%
145,000	St. Joe Co.	5,900,050

	TECHNOLOGY — 2.00%
270,000	†Vishay Intertechnology, Inc.	5,761,800

	TELECOMMUNICATION — 1.73%
250,000	†IDT Corp.	4,967,500

	UTILITIES — 7.23%
925,000	†Calpine Corp.	4,319,750
625,000	Centerpoint Energy, Inc.	7,143,750
450,000	EL Paso Corp.	3,199,500
130,000	Public Service Enterprise Group, Inc.	6,107,400

		20,770,400

	TOTAL COMMON STOCKS (Cost $208,989,987)	269,967,659

FOREIGN COMMON STOCK — 1.93%
	NETHERLANDS — 1.93%
110,000	Hunter Douglas NV (Cost $4,053,755)	5,543,690

CONVERTIBLE PREFERRED STOCK — 1.22%
	ENERGY — 1.22%
275,000	Williams Cos., Inc., Preferred Exchange, 9.00% (Cost $2,753,988)	3,503,500

Principal Amount
REPURCHASE AGREEMENT — 2.45%
$7,035,000	JP Morgan Chase Securities, Inc. 0.72%, dated 3/31/04, due 4/1/04, to be repurchased at $7,035,141 (collateralized by U.S. Government Agency Obligations, total market value $7,142,750) (Cost $7,035,000)	7,035,000

TOTAL INVESTMENTS (Cost $222,832,730)	99.51%	$286,049,849
OTHER ASSETS AND LIABILITIES (NET)	0.49	1,399,233

NET ASSETS	100.00%	$287,449,082

†	Non-income producing security

plc—public limited company

ADR—American Depositary Receipt

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2004

Optimum Growth Fund

Shares		Value

COMMON STOCKS — 98.18%
	CONSUMER DISCRETIONARY — 28.45%
16,800	Anheuser Busch Cos., Inc.	$856,800
23,100	Carnival Corp.	1,037,421
21,700	Home Depot, Inc.	810,712
10,000	†Kohl’s Corp.	483,300
16,200	Lowe’s Cos., Inc.	909,306
2,000	†Mohawk Industries, Inc.	164,700
31,400	News Corp., Ltd. ADR	995,694
20,500	Petsmart, Inc.	558,830
16,900	Procter & Gamble Co.	1,772,472
24,100	†Starbucks Corp.	909,775
28,200	†Univision Communications, Inc.	930,882
1,400	Viacom, Inc., Class B	54,894
19,100	Wal-Mart Stores, Inc.	1,140,079

		10,624,865

	CONSUMER STAPLES — 3.95%
24,000	Coca-Cola Co.	1,207,200
5,000	PepsiCo, Inc.	269,250

		1,476,450

	ENERGY — 0.17%
1,500	†BJ Services Co.	64,905

	FINANCIAL — 9.43%
8,400	AMBAC Financial Group, Inc.	619,752
5,000	Fannie Mae	371,750
3,300	Freddie Mac	194,898
9,400	Lehman Brothers Holdings, Inc.	778,978
15,800	SEI Investments Co.	521,242
19,100	SLM Corp.	799,335
4,200	Wells Fargo & Co.	238,014

		3,523,969

	HEALTH CARE — 23.57%
3,800	Abbott Laboratories	156,180
14,200	†Amgen, Inc.	825,588
12,000	†Boston Scientific Corp.	508,560
23,200	†Caremark Rx, Inc.	771,400
16,600	Eli Lilly & Co.	1,110,540
17,000	†Gilead Sciences, Inc.	948,090
7,200	Guidant Corp.	456,264
14,010	Medtronic, Inc.	668,977
7,900	†Patterson Dental Co.	542,019
25,020	Pfizer, Inc.	876,951
16,300	Teva Pharmaceutical Industries ADR	1,031,790
2,400	UnitedHealth Group, Inc.	154,656
10,200	†Zimmer Holdings, Inc.	752,556

		8,803,571

	INDUSTRIALS — 6.14%
10,300	†Apollo Group, Inc., Class A	885,388
10,100	†Career Education Corp.	572,064
26,300	General Electric Co.	802,676
400	Illinois Tool Works, Inc.	31,692

		2,291,820

Shares		Value

COMMON STOCKS — (continued)
	INFORMATION TECHNOLOGY — 22.18%
9,800	†Affiliated Computer Services, Inc., Class A	$508,620
20,900	Analog Devices, Inc.	1,003,409
13,600	†Broadcom Corp., Class A	532,712
31,700	†Dell, Inc.	1,065,437
16,300	†Electronic Arts, Inc.	879,548
2,400	International Business Machines Corp.	220,416
14,300	†Kla-Tencor Corp.	720,005
10,700	Microsoft Corp.	267,179
4,200	Qualcomm, Inc.	278,964
18,100	SAP AG ADR	711,511
12,950	†Symantec Corp.	599,456
30,700	Symbol Technologies, Inc.	423,660
21,300	Texas Instruments, Inc.	622,386
16,800	†Veritas Software Corp.	451,920

		8,285,223

	TELECOMMUNICATION — 4.25%
24,700	America Movil S.A. de C.V., Series L ADR	954,655
22,000	†UTStarcom, Inc.	632,720

		1,587,375

	TRANSPORTATION — 0.04%
200	United Parcel Service, Inc.	13,968

	TOTAL COMMON STOCKS (Cost $30,721,769)	36,672,146

Principal Amount
REPURCHASE AGREEMENT — 1.55%
$578,000	JP Morgan Chase Securities, Inc. 0.72%, dated 3/31/04, due 4/1/04, to be repurchased at $578,012 (collateralized by U.S. Government Agency Obligations, total market value $586,850) (Cost $578,000)	578,000

TOTAL INVESTMENTS (Cost $31,299,769)	99.73%	$37,250,146
OTHER ASSETS AND LIABILITIES (NET)	0.27	99,084

NET ASSETS	100.00%	$37,349,230

†	Non-income producing security

ADR—American Depositary Receipt

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2004

Income Fund

Principal Amount		Rate	Maturity Date	Value

ASSET BACKED SECURITY — 1.31%
$1,353,064	California Infrastructure PG&E, 1997-1 A8 (Cost $1,504,910)	6.48%	12/26/09	$1,514,761

COMMERCIAL MORTAGE-BACKED SECURITIES — 18.95%
589,958	*Asset Securitization Corp., 1997-D4 A4	7.23	04/14/29	701,555
1,780,000	CS First Boston Mortgage Securities Corp., 2001-CK3 A2	6.04	06/15/34	1,906,646
1,920,226	DLJ Commercial Morgage Corp., 2000-CF1 A1A	7.45	06/10/33	2,159,168
2,000,000	‡DLJ Mortgage Acceptance Corp., 1996-CF2 A3	7.38	11/12/21	2,187,302
1,781,000	*GMAC Commercial Mortgage, 1999-C1 D	6.86	05/15/33	2,028,171
1,096,087	Merrill Lynch Mortgage Investors, Inc., 1995-C2 C	6.96	06/15/21	1,170,659
1,305,603	Morgan Stanley Dean Witter Capital I, 2000-LIFE A1	7.42	11/15/36	1,463,640
173,845	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	179,919
2,050,704	Mortgage Capital Funding, Inc., 1997-MC2 D	7.12	11/20/27	2,314,050
270,672	Mortgage Capital Funding, Inc., 1998-MC1 A1	6.42	03/18/30	281,451
621,376	Mortgage Capital Funding, Inc., 1998-MC1 C	6.95	03/18/30	707,403
2,670,476	Nomura Asset Securities Corp., 1995-MD3 A1B	8.15	04/04/27	2,787,780
425,887	*Nomura Asset Securities Corp., 1998-D6 A4	7.14	03/15/30	517,181
2,232,811	Salomon Brothers Mortgage Securities VII, 2001-C2 A2	6.17	02/13/10	2,493,484
964,217	Wachovia Bank Commercial Mortgage Trust, 2002-C1 A4	6.29	04/15/34	1,095,429

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $21,195,764)			21,993,838

CORPORATE BONDS — 29.77%
516,650	Bank One Corp.	7.88	08/01/10	631,605
1,484,490	British Telecommunications plc	8.88	12/15/30	1,980,650
600,000	Caterpillar Financial Services Corp. MTN	3.00	02/15/07	610,291

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	CIT Group, Inc.
$ 223,416		7.38%	04/02/07	$253,914
740,000		2.88	09/29/06	749,877
1,688,159	Countrywide Home Loans, Inc. MTN	4.25	12/19/07	1,769,624
1,100,000	Credit Suisse First Boston (USA), Inc.	3.88	01/15/09	1,125,734
1,743,814	DaimlerChrysler NA Holding Corp.	6.40	05/15/06	1,876,356
308,593	Deutsche Telekom International Finance, Multi-Coupon Bond	8.50	06/15/10	378,861
750,414	Ford Motor Co.	7.45	07/16/31	749,476
825,000	Ford Motor Credit Co.	6.88	02/01/06	877,492
844,792	General Electric Capital Corp. MTN	6.00	06/15/12	943,965
1,171,558	General Motors Acceptance Corp.	8.00	11/01/31	1,296,744
1,221,117	Goldman Sachs Group, Inc.	6.13	02/15/33	1,259,090
1,209,078	Household Finance Corp.	8.00	07/15/10	1,481,158
380,000	International Lease Finance Corp.	4.50	05/01/08	399,024
640,000	International Paper Co.	5.50	01/15/14	663,917
1,388,346	JP Morgan Chase & Co.	5.75	01/02/13	1,509,027
532,010	Lehman Brothers Holdings, Inc.	8.25	06/15/07	622,454
1,760,000	‡MBIA Global Funding, llc	2.88	11/30/06	1,774,990
982,333	Mercantile Safe & Deposit Trust	6.10	05/17/04	1,006,891
1,500,000	Merrill Lynch & Co. MTN	5.00	02/03/14	1,536,183
1,200,000	Metlife, Inc.	5.00	11/24/13	1,240,406
1,200,000	Morgan Stanley	4.75	04/01/14	1,180,321
1,175,000	Nisource Finance Corp.	7.88	11/15/10	1,421,071
1,900,000	Pepsi Bottling Group llc	2.45	10/16/06	1,915,483
4,851,000	Resolution Funding Corp. Principal Only STRIPS	—	07/15/20	2,094,458
1,375,000	Southwest Airlines Co.	5.50	11/01/06	1,475,856
	United Mexican States
300,000		10.38	02/17/09	386,625
545,000		6.63	03/03/15	593,505
683,641	Weyerhaeuser Co.	6.88	12/15/33	742,885

	TOTAL CORPORATE BONDS (Cost $32,843,167)			34,547,933

TAX-EXEMPT SECURITY — 1.62%
1,640,000	Michigan State Trunk Line, Series A (Cost $1,873,762)	5.25	11/01/14	1,881,900

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2004

Income Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 44.00%
$3,000,000	Fannie Mae	6.19%	10/09/19	$1,285,470
	Federal Home Loan Mortgage Corporation
24,197	Pool # C74339	5.00	12/01/32	24,335
4,101,134	Pool # E96460	5.00	05/01/18	4,221,067
1,359,654	Pool # M80779	5.00	11/01/09	1,398,481
4,187,570	Pool # M80812	4.50	04/01/10	4,294,477
	Federal National Mortgage Association
30,421	Pool # 190319	6.50	02/01/32	31,962
556,985	Pool # 251502	6.50	02/01/13	593,011
24,375	Pool # 252212	6.50	01/01/29	25,647
263,694	Pool # 252806	7.50	10/01/29	282,727
23,113	Pool # 254406	6.50	08/01/32	24,283
421,938	Pool # 443194	5.50	10/01/28	434,200
9,445	Pool # 450846	5.50	12/01/28	9,719
615,624	Pool # 452035	5.50	11/01/28	633,514
4,173	Pool # 454758	5.50	12/01/28	4,294
16,721	Pool # 485994	5.50	01/01/29	17,206
13,420	Pool # 502922	6.50	07/01/29	14,107
3,248	Pool # 509676	6.50	08/01/29	3,414
14,502	Pool # 535506	6.50	08/01/30	15,245
11,263	Pool # 535911	6.50	05/01/31	11,837
43,568	Pool # 535923	6.50	05/01/31	45,775
19,106	Pool # 535933	6.50	05/01/31	20,074
10,246	Pool # 545264	6.50	09/01/31	10,765
49,678	Pool # 545759	6.50	07/01/32	52,193
6,854	Pool # 547757	6.50	11/01/30	7,203
2,942	Pool # 556702	6.50	11/01/30	3,092
35,149	Pool # 559894	6.50	04/01/31	36,929
964,531	Pool # 561435	5.50	11/01/29	992,560
9,913	Pool # 562567	6.50	02/01/31	10,415
553,582	Pool # 578543	5.50	04/01/31	567,593
9,742	Pool # 583053	6.50	05/01/31	10,235
118,059	Pool # 627259	5.50	02/01/32	121,025
1,915,425	Pool # 632551	5.50	02/01/32	1,963,545
789,343	Pool # 632576	5.50	02/01/32	809,259
1,182,970	Pool # 645136	6.50	06/01/32	1,242,853
2,092,277	Pool # 650173	5.00	11/01/32	2,103,618
17,485	Pool # 662505	6.50	10/01/32	18,370
5,984,054	Pool # 675859	6.00	01/01/33	6,230,701
296,800	Pool # 689251	5.00	02/01/33	298,405
376,613	Pool # 689256	5.00	02/01/33	378,650
2,873,018	Pool # 704440	5.00	05/01/18	2,956,395
137,464	Pool # 710585	5.50	05/01/33	140,922
238,504	Pool # C74469	5.00	12/01/32	239,870
47,192	Pool # C74676	5.00	12/01/32	47,462
3,115,799	Freddie Mac	6.25	07/15/32	3,551,830
	Government National Mortgage Association ARM
79,612	Pool # 80185	4.00	04/20/28	80,593
381,970	Pool # 80205	4.00	06/20/28	386,643
295,841	Pool # 80311	3.50	08/20/29	300,440
	Government National Mortgage Association
122,929	Pool # 434772	9.00	06/15/30	134,964
178,105	Pool # 471660	7.50	03/15/28	191,725
308,492	Pool # 472028	6.50	05/15/28	326,123
247,397	Pool # 475847	6.50	06/15/28	261,535

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — (continued)
$ 24,538	Pool # 479087	8.00%	01/15/30	$26,822
160,806	Pool # 479088	8.00	01/15/30	175,768
359,675	Pool # 503711	7.00	05/15/29	383,500
194,392	Pool # 525556	8.00	01/15/30	212,523
42,534	Pool # 525945	9.00	07/15/30	46,698
1,336,963	Pool # 575441	6.50	12/15/31	1,411,752
2,126,412	Pool # 598127	5.50	03/15/18	2,231,212
2,932,836	Pool # 607668	5.50	02/15/18	3,077,380
388,912	Pool # 780086	8.50	11/15/17	430,697
1,212,353	Pool # 780548	8.50	12/15/17	1,342,610
905,179	Pool # 780865	9.50	11/15/17	1,014,704
437,637	Pool # 781036	8.00	10/15/17	480,799
671,735	Pool # 781084	9.00	12/15/17	751,345
944,518	U.S. Treasury Inflationary Index Note	3.63	04/15/28	1,244,623
2,968,118	U.S. Treasury Principal Only STRIPS	—	02/15/20	1,361,681

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $49,872,065)			51,058,872

Shares
SHORT-TERM INVESTMENTS — 3.91%
2,267,103	@Dreyfus Government Cash Management Fund			2,267,103
2,267,103	@Fidelity U.S. Treasury II Fund			2,267,103

	TOTAL SHORT-TERM INVESTMENTS (Cost $4,534,206)			4,534,206

TOTAL INVESTMENTS (Cost $111,823,874)	99.56%	$115,531,510
OTHER ASSETS AND LIABILITIES (NET)	0.44	511,599

TOTAL NET ASSETS	100.00%	$116,043,109

*	Variable Rate Security—The rate reported is the rate in effect as of March 31, 2004.
‡	Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, these securities amounted to $3,962,292 or 3.41% of net assets.

plc—public limited company

MTN—Medium Term Note

Multi-Coupon Bond—Coupon rate may increase or decrease in response to a change in the quality rating by an independent rating agency.

llc—limited liability company

STRIPS—Separately Traded Registered Interest and Principal Securities

ARM—Adjustable Rate Mortgage

@	Registered Investment Company

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2004

Total Return Bond Fund

Principal Amount		Rate	Maturity Date	Value

ASSET BACKED SECURITY — 2.32%
$ 3,336,936	California Infrastructure PG&E, 1997-1 A8 (Cost $3,362,522)	6.48%	12/26/09	$3,735,714

COMMERCIAL MORTAGE-BACKED SECURITIES — 21.80%
3,635,042	*Asset Securitization Corp., 1997- D4 A4	7.23	04/14/29	4,322,651
3,661,271	DLJ Commercial Morgage Corp., 2000-CF1 A1A	7.45	06/10/33	4,116,860
3,458	LB Commercial Conduit Mortgage Trust, 1999-C1 A1	6.41	06/15/31	3,683
1,071,155	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2	4.74	11/13/36	1,108,581
3,000,000	Mortgage Capital Funding, Inc., 1996-MC1 G	7.15	06/15/06	3,284,380
3,054,296	Mortgage Capital Funding, Inc., 1997-MC2 D	7.12	11/20/27	3,446,520
1,667,753	Mortgage Capital Funding, Inc., 1998-MC1 A1	6.42	03/18/30	1,734,165
3,828,624	Mortgage Capital Funding, Inc., 1998-MC1 C	6.95	03/18/30	4,358,680
2,624,113	*Nomura Asset Securities Corp., 1998-D6 A4	7.14	03/15/30	3,186,622
5,162,189	Salomon Brothers Mortgage Securities VII, 2001-C2 A2	6.17	02/13/10	5,764,856
3,260,783	Wachovia Bank Commercial Mortgage Trust, 2002-C1 A4	6.29	04/15/34	3,704,514

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $31,989,351)			35,031,512

CORPORATE BONDS — 35.48%
3,743,000	American Express Co.	5.50	09/12/06	4,041,493
3,183,350	Bank One Corp.	7.88	08/01/10	3,891,645
2,615,510	British Telecommunications plc	8.88	12/15/30	3,489,689
1,376,584	CIT Group, Inc.	7.38	04/02/07	1,564,496
3,161,841	Countrywide Home Loans, Inc. MTN	4.25	12/19/07	3,314,422
2,796,186	DaimlerChrysler NA Holding Corp.	6.40	05/15/06	3,008,716

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
$ 1,901,407	Deutsche Telekom International Finance, Multi-Coupon Bond	8.50%	06/15/10	$2,334,363
559,586	Ford Motor Co.	7.45	07/16/31	558,886
2,563,000	Ford Motor Credit Co.	7.50	03/15/05	2,693,198
5,205,208	General Electric Capital Corp. MTN	6.00	06/15/12	5,816,263
	General Motors Acceptance Corp.
2,398,442		8.00	11/01/31	2,654,725
1,493,000		6.88	09/15/11	1,619,772
1,608,883	Goldman Sachs Group, Inc.	6.13	02/15/33	1,658,914
2,060,922	Household Finance Corp.	8.00	07/15/10	2,524,693
2,300,000	International Lease Finance Corp.	4.50	05/01/08	2,415,143
1,776,654	JP Morgan Chase & Co.	5.75	01/02/13	1,931,088
3,277,990	Lehman Brothers Holdings, Inc.	8.25	06/15/07	3,835,265
6,052,667	Mercantile Safe & Deposit Trust	6.10	05/17/04	6,203,984
1,875,000	United Mexican States MTN	6.38	01/16/13	2,030,625
1,316,359	Weyerhaeuser Co.	6.88	12/15/33	1,430,435

	TOTAL CORPORATE BONDS (Cost $52,476,957)			57,017,815

TAX-EXEMPT SECURITY — 1.38%
2,000,000	Arizona State, Water Infrastructure Finance Authority, Revenue Bonds, Series A (Cost $2,265,100)	5.00	10/01/16	2,210,000

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 35.19%
8,000,000	Federal Farm Credit Bank, Discount Note	0.93	04/02/04	8,000,000
4,128,647	Federal National Mortgage Association ARM Pool # 728826	4.12	07/01/33	4,220,852
187,441	Federal National Mortgage Association Pool # 190319	6.50	02/01/32	196,936
150,190	Pool # 252212	6.50	01/01/29	158,027
142,414	Pool # 254406	6.50	08/01/32	149,623
3,949,425	Pool # 255000	4.50	11/01/33	3,863,794
82,686	Pool # 502922	6.50	07/01/29	86,922
20,011	Pool # 509676	6.50	08/01/29	21,036
89,354	Pool # 535506	6.50	08/01/30	93,931
69,399	Pool # 535911	6.50	05/01/31	72,932

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2004

Total Return Bond Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — (continued)
$ 268,448	Pool # 535923	6.50%	05/01/31	$282,046
117,723	Pool # 535933	6.50	05/01/31	123,686
63,130	Pool # 545264	6.50	09/01/31	66,328
29,862	Pool # 545697	6.50	06/01/32	31,374
45,034	Pool # 545699	6.50	06/01/32	47,314
306,094	Pool # 545759	6.50	07/01/32	321,588
42,231	Pool # 547757	6.50	11/01/30	44,381
18,127	Pool # 556702	6.50	11/01/30	19,050
216,572	Pool # 559894	6.50	04/01/31	227,542
61,079	Pool # 562567	6.50	02/01/31	64,173
16,779	Pool # 581332	6.50	05/01/31	17,629
60,025	Pool # 583053	6.50	05/01/31	63,066
14,349	Pool # 591237	6.50	08/01/31	15,076
107,735	Pool # 662505	6.50	10/01/32	113,188
952,018	Pool # 744600	4.50	09/01/33	931,377
2,954,633	Pool # 746247	4.50	10/01/33	2,890,571
5,124,201	Freddie Mac	6.25	07/15/32	5,841,292
490,531	Government National Mortgage Association ARM Pool # 80185	4.00	04/20/28	496,576
287,359	Pool # 80205	4.00	06/20/28	290,874
563,966	Pool # 80311	3.50	08/20/29	572,734
4,596,239	Government National Mortgage Association Pool # 3414	5.00	07/20/33	4,628,688
8,205	Pool # 356873	6.50	05/15/23	8,662
151,194	Pool # 479087	8.00	01/15/30	165,262
990,810	Pool # 479088	8.00	01/15/30	1,082,997
7,339,085	U.S. Treasury Inflation Indexed Note	3.88	01/15/09	8,525,668
	U.S. Treasury Principal Only STRIPS
11,130,000		—	05/15/17	6,049,823
14,736,882		—	02/15/20	6,760,825

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $54,588,663)			56,545,843

Shares		Value

SHORT-TERM INVESTMENTS — 4.82%
3,873,206	@Dreyfus Government Cash Management Fund	$3,873,206
3,873,205	@Fidelity U.S. Treasury II Fund	3,873,205

	TOTAL SHORT-TERM INVESTMENTS (Cost $7,746,411)	7,746,411

TOTAL INVESTMENTS (Cost $152,429,004)	100.99%	$162,287,295
OTHER ASSETS AND LIABILITIES (NET)	(0.99)	(1,595,131)

NET ASSETS	100.00%	$160,692,164

*	Variable Rate Security. The rate reported is the rate in effect as of March 31, 2004.

plc—public limited company

MTN—Medium Term Note

Multi-Coupon Bond—Coupon rate may increase or decrease in response to a change in the quality rating by an independent rating agency.

Discount Note—The rate reported is the discount rate at time of purchase.

ARM—Adjustable Rate Mortgage

STRIPS—Separately Traded Registered Interest and Principal Securities

@	Registered Investment Company

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2004

International Equity Fund

Shares		Value

COMMON STOCKS — 94.42%
	AUSTRALIA — 0.64%
8,667	Rio Tinto Ltd.	$227,685

	BELGIUM — 3.10%
16,800	Dexia	290,689
1,500	Electrabel	488,488
15,200	Fortis	323,151

		1,102,328

	BRAZIL — 0.80%
7,400	Aracruz Celulose S.A. ADR	283,050

	CANADA — 2.52%
25,300	Barrick Gold Corp.	601,634
10,755	Suncor Energy, Inc.	294,356

		895,990

	CHILE — 0.51%
4,100	Vina Concha y Toro S.A. ADR	181,630

	CHINA — 1.50%
320,000	†CNOOC Ltd.	136,566
1,649	Huaneng Power International, Inc. ADR	129,150
303,200	People’s Food Holdings Ltd.	269,511

		535,227

	FINLAND — 0.76%
26,400	Fortum Oyj	269,925

	FRANCE — 5.67%
5,600	Aventis S.A.	430,459
10,600	BNP Paribas	647,800
5,900	†Cie Generale De Geophysique S.A.	265,731
3,679	TotalFinaElf S.A.	675,456

		2,019,446

	GERMANY — 6.35%
2,300	Adidas-Salomon AG	267,497
2,700	Depfa Bank plc	424,708
11,900	Fielmann AG	631,022
3,157	Muenchener Rueckversicherungs AG	350,603
53,950	†SGL Carbon AG	586,747

		2,260,577

	GREECE — 0.66%
16,600	Hellenic Telecommunications Organization S.A.	234,189

Shares		Value

COMMON STOCKS — (continued)
	HONG KONG — 1.22%
141,100	Cafe de Coral Holdings Ltd.	$143,072
430,800	Convenience Retail Asia Ltd.	143,764
85,300	Hong Kong & China Gas	147,256

		434,092

	INDIA — 2.68%
20,229	†Gujarat Ambuja Cements Ltd. GDR	137,577
13,900	@India Fund, Inc.	365,570
11,600	‡State Bank of India GDR	452,400

		955,547

	INDONESIA — 1.15%
6,000	Freeport-McMoRan Copper & Gold, Inc., Class B	234,540
215,200	PT Telekomunikasi Indonesia	175,909

		410,449

	IRELAND — 2.44%
54,401	Anglo Irish Bank Corp. plc	869,094

	ITALY — 4.94%
22,700	†Autogrill S.p.A.	327,220
246,400	Cassa di Risparmio di Firenze S.p.A.	442,089
38,450	ENI S.p.A.	773,030
12,950	Permasteelisa S.p.A.	216,116

		1,758,455

	JAPAN — 19.74%
4,300	Aflac, Inc.	172,602
100	Can Do Co., Ltd.	257,606
5,400	Canon, Inc.	279,771
52,046	Chiyoda Corp.	375,706
12,000	Daikin Industries Ltd.	302,206
4,200	Don Quijote Co., Ltd.	278,560
41	Faith Inc.	284,933
15,100	Hitachi High-Technologies Corp.	240,648
12,600	Honda Motor Co., Ltd. ADR	291,564
32,200	Japan Securities Finance Co., Ltd.	205,515
11,900	JSR Corp.	255,078
1,400	Keyence Corp.	341,270
17	Millea Holdings, Inc.	264,719
25,000	Mimasu Semiconductor Industry Co., Ltd.	363,339
41	Mitsubishi Tokyo Financial Group, Inc.	405,921

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2004

International Equity Fund — (continued)

Shares		Value

COMMON STOCKS — (continued)
	JAPAN — (continued)
57,500	Mitsui Osk Lines Ltd.	$296,246
25,800	Nissan Motor Co., Ltd.	288,912
9,000	Nomura Holdings Inc.	163,935
40,600	Sharp Corp.	725,481
27,500	Sumitomo Trust & Banking Co., Ltd.	183,184
26,000	Toppan Printing Co., Ltd.	335,137
13,800	Toys R Us Japan Ltd.	343,557
24,900	Yokogawa Electric Corp.	369,545

		7,025,435

	MEXICO — 0.72%
7,300	Telefonos de Mexico S.A. de C.V., Class L, ADR	254,843

	NETHERLANDS — 1.78%
17,100	†ASML Holding NV	313,322
8,000	Heineken NV	320,497

		633,819

	NORWAY — 2.12%
79,600	Telenor ASA	551,856
28,200	†Yara International ASA	204,543

		756,399

	RUSSIA — 2.30%
4,480	Lukoil Co. ADR	556,416
3,400	MMC Norilsk Nickel ADR	261,120

		817,536

	SOUTH KOREA — 2.51%
20,114	Kortek Corp.	76,933
1,640	Samsung Electronics	818,248

		895,181

	SPAIN — 2.52%
6,900	Fomento de Construcciones Y Contratas S.A.	250,736
12,700	Repsol YPF S.A.	263,134
25,258	Telefonica S.A.	382,097

		895,967

	SWEDEN — 0.49%
43,900	†Ortivus AB	172,892

Shares		Value

COMMON STOCKS — (continued)
	SWITZERLAND — 6.47%
2,100	†Banque Cantonale Vaudoise	$290,918
29	Lindt & Spruengli AG (Registered Shares)	291,293
10,260	Novartis AG (Registered Shares)	435,717
7,000	Roche Holding AG	683,783
8,100	UBS AG (Registered Shares)	601,658

		2,303,369

	TAIWAN — 2.54%
23,900	†AU Optronics Corp. ADR	499,510
33,100	@iShares MSCI Taiwan Index Fund	403,158

		902,668

	THAILAND — 2.33%
594,500	Dhipaya Insurance plc (Foreign Shares)	275,385
36,300	Siam Cement Public Co., Ltd. (Foreign Shares)	230,975
149,000	Siam Commercial Bank Public Co., Ltd. (Foreign Shares)	168,758
263,900	Thai Union Frozen Products Public Co., Ltd. (Foreign Shares)	155,828

		830,946

	UNITED KINGDOM — 15.96%
27,400	Alliance Unichem plc	292,323
110,236	BAE Systems plc	407,220
83,000	BG Group plc	496,141
18,900	Carpetright plc	349,090
47,100	Davis Service Group plc	321,148
96,200	†easyJet plc	542,780
19,099	GlaxoSmithKline plc	374,880
49,300	Lloyds TSB Group plc	374,656
14,580	Reckitt Benckiser plc	360,404
16,311	Royal Bank of Scotland Group plc	497,021
91,463	Serco Group plc	366,448
90,700	†Stolt Offshore S.A.	264,206
277,143	Vodafone Group plc	655,785
82,600	William Morrison Supermarkets	379,896

		5,681,998

	TOTAL COMMON STOCKS (Cost $26,516,801)	33,608,737

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2004

International Equity Fund — (continued)

Shares		Value

PREFERRED STOCKS — 2.92%
	GERMANY — 2.25%
340	Porsche AG	$205,161
15,900	Prosieben SAT.1 Media AG	314,586
6,600	Rhoen Klinikum AG-Vorzugsakt	281,524

		801,271

	SOUTH KOREA — 0.67%
10,900	Hyundai Motor Co., Ltd.	240,067

	TOTAL PREFERRED STOCKS (Cost $705,603)	1,041,338

Principal Amount
REPURCHASE AGREEMENT — 2.54%
$905,000	JP Morgan Chase Securities, Inc. 0.72%, dated 3/31/04, due 4/1/04, to be repurchased at $905,018 (collateralized by U.S. Government Agency Obligations, total market value $918,853) (Cost $905,000)	905,000

TOTAL INVESTMENTS (Cost $28,127,404)	99.88%	$35,555,075
OTHER ASSETS AND LIABILITIES (NET)	0.12	43,080

NET ASSETS	100.00%	$35,598,155

ADR—American Depositary Receipt

†	Non-income producing security

plc—public liability company

GDR—Global Depositary Receipt

@	Registered Investment Company
‡	Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, these securities amounted to $452,400 or 1.27% of net assets.

Sector Diversification	% of Net Assets	Market Value
Financials	21.91%	$7,798,879
Consumer Discretionary	13.47	4,796,958
Energy	11.53	4,103,886
Technology	9.00	3,203,933
Capital Goods	7.55	2,687,535
Health Care	7.50	2,671,577
Telecommunications	7.22	2,569,265
Consumer Staples	6.38	2,269,584
Materials	3.72	1,324,979
Industrials	3.51	1,250,015
Utilities	3.19	1,134,438
Repurchase Agreement	2.54	905,000
Transportation	2.36	839,026

TOTAL INVESTMENTS	99.88%	$35,555,075
Other Assets and Liabilities (Net)	0.12	43,080

NET ASSETS	100.00%	$35,598,155

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2004

High Yield Fund

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — 96.64%
	ADVANCED MATERIALS/PRODUCTS — 1.32%
$2,215,000	Hexcel Corp.	9.75%	01/15/09	$2,303,600

	ADVERTISING SERVICES — 1.32%
1,000,000	‡Dex Media West llc — Dex Media Finance Co.	9.88	08/15/13	1,110,000
1,000,000	‡RH Donnelley Finance Corp.	10.88	12/15/12	1,192,500

				2,302,500

	AGRICULTURAL CHEMICALS — 2.95%
2,500,000	IMC Global, Inc., Series B	11.25	06/01/11	2,962,500
2,000,000	Terra Capital, Inc.	11.50	06/01/10	2,180,000

				5,142,500

	AUTO - MEDIUM & HEAVY DUTY TRUCKS — 1.21%
2,055,000	Navistar International Corp.	8.00	02/01/08	2,111,512

	AUTO/TRUCK PARTS & EQUIPMENT — 3.80%
	Collins & Aikman Products
1,000,000		11.50	04/15/06	982,500
1,000,000		10.75	12/31/11	1,027,500
2,000,000	Dana Corp.	9.00	08/15/11	2,405,000
2,000,000	Visteon Corp.	8.25	08/01/10	2,202,500

				6,617,500

	BROADCAST SERVICE/PROGRAMS — 0.60%
1,000,000	Liberty Media Corp.	5.70	05/15/13	1,044,045

	CABLE TV — 1.69%
1,000,000	Charter Communications Holdings llc	8.63	04/01/09	825,000
2,000,000	CSC Holdings, Inc., Series B	7.63	04/01/11	2,110,000

				2,935,000

	CASINO HOTELS — 8.09%
2,000,000	Ameristar Casinos, Inc.	10.75	02/15/09	2,312,500
2,000,000	Aztar Corp.	8.88	05/15/07	2,070,000
	Caesars Entertainment
1,000,000		9.38	02/15/07	1,127,500
2,000,000		8.88	09/15/08	2,285,000
1,500,000	Coast Hotels & Casino	9.50	04/01/09	1,575,000
2,000,000	MGM Mirage, Inc.	8.50	09/15/10	2,335,000
500,000	‡Station Casinos	6.88	03/01/16	513,750
1,680,000	Sun International Hotels	8.88	08/15/11	1,864,800

				14,083,550

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	CELLULAR TELECOM — 1.21%
$1,000,000	Nextel Communications, Inc.	7.38%	08/01/15	$1,082,500
1,000,000	Western Wireless Corp.	9.25	07/15/13	1,027,500

				2,110,000

	CHEMICALS - DIVERSIFIED — 2.41%
2,000,000	Equistar Chemicals L.P. — Equistar Funding Corp.	10.63	05/01/11	2,155,000
2,000,000	Lyondell Chemical Co.	9.50	12/15/08	2,045,000

				4,200,000

	CHEMICALS - PLASTICS — 0.59%
1,000,000	PolyOne Corp.	10.63	05/15/10	1,022,500

	COAL — 1.18%
2,000,000	Massey Energy Co.	6.95	03/01/07	2,060,000

	COMMERCIAL SERVICES — 0.60%
1,000,000	Iron Mountain, Inc.	7.75	01/15/15	1,050,000

	COMPUTER SERVICES — 0.59%
1,000,000	Unisys Corp.	7.88	04/01/08	1,028,750

	CONSUMER PRODUCTS — 0.63%
1,000,000	Armkel Finance	9.50	08/15/09	1,097,500

	CONTAINERS - METAL/GLASS — 4.69%
2,500,000	Ball Corp.	6.88	12/15/12	2,703,125
3,000,000	Crown Europen Holdings S.A.	10.88	03/01/13	3,495,000
1,000,000	Owens-Illinois, Inc.	7.15	05/15/05	1,035,000
1,000,000	US Can Corp., Series B	12.38	10/01/10	935,000

				8,168,125

	CONTAINERS - PAPER/PLASTIC — 0.93%
2,000,000	Radnor Holdings, Inc.	11.00	03/15/10	1,620,000

	DISTRIBUTION/WHOLESALE — 0.59%
1,000,000	‡Nebraska Book Co.	8.63	03/15/12	1,030,000

	ELECTRIC - GENERATION — 1.87%
3,000,000	AES Corp.	9.50	06/01/09	3,255,000

	ELECTRIC - INTEGRATED — 5.29%
3,000,000	CMS Energy Corp.	9.88	10/15/07	3,307,500
2,000,000	Illinois Power Co.	11.50	12/15/10	2,410,000
3,305,000	PSEG Energy Holdings, Inc.	7.75	04/16/07	3,495,038

				9,212,538

	ELECTRONIC COMPONENTS - SEMICONDUCTORS — 0.63%
1,000,000	Fairchild Semiconductor	10.50	02/01/09	1,103,750

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investment — March 31, 2004

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	ELECTRONICS - MILITARY — 0.59%
$ 1,000,000	‡L-3 Communications Corp.	6.13%	01/15/14	$1,027,500

	FINANCE - OTHER SERVICES — 1.26%
2,000,000	IOS Capital llc	7.25	06/30/08	2,185,000

	FUNERAL SERVICES & RELATED ITEMS — 1.23%
2,000,000	Service Corp. International	7.70	04/15/09	2,145,000

	GAMBLING - NON-HOTEL — 4.12%
1,000,000	Argosy Gaming Co.	10.75	06/01/09	1,055,000
1,000,000	Horseshoe Gaming Holdings Corp.	8.63	05/15/09	1,047,500
2,000,000	Isle of Capri Casinos	8.75	04/15/09	2,087,500
2,000,000	Penn National Gaming, Inc.	8.88	03/15/10	2,180,000
750,000	‡River Rock Entertainment	9.75	11/01/11	810,000

				7,180,000

	GAS - DISTRIBUTION — 1.22%
2,000,000	SEMCO Energy, Inc.	7.75	05/15/13	2,130,000

	HOME FURNISHINGS — 0.58%
1,000,000	‡Sealy Mattress Co.	8.25	06/15/14	1,004,892

	HOTELS & MOTELS — 1.60%
1,500,000	Extended Stay America	9.88	06/15/11	1,762,500
1,000,000		9.15	03/15/08	1,030,000

				2,792,500

	LIFE/HEALTH INSURANCE — 1.26%
2,000,000	‡Americo Life, Inc.	7.88	05/01/13	2,192,500

	MACHINE TOOLS & RELATED PRODUCTS — 0.73%
1,250,000	‡Thermadyne Holdings Corp.	9.25	02/01/14	1,275,000

	MACHINERY - FARM — 1.26%
2,000,000	AGCO Corp.	9.50	05/01/08	2,195,000

	MEDICAL - WHOLESALE DRUG DISTRIBUTION — 0.63%
1,000,000	Amerisourcebergen Corp.	7.25	11/15/12	1,087,500

	METAL - ALUMINUM — 5.03%
2,500,000	Century Aluminum Co.	11.75	04/15/08	2,800,000
12,533,000	‡Ormet Corp., In Default	11.00	08/15/08	5,953,175

				8,753,175

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS — (continued)
	MISCELLANEOUS MANUFACTURING — 1.52%
$ 2,000,000	IPC Acquisition Corp.	11.50%	12/15/09	$2,100,000
500,000	Reddy Ice Group, Inc.	8.88	08/01/11	536,250

				2,636,250

	MULTI-LINE INSURANCE — 1.87%
3,128,000	Allmerica Financial Corp.	7.63	10/15/25	3,253,120

	NON-HAZARDOUS WASTE DISPOSAL — 1.23%
2,000,000	Allied Waste North America, Series B	10.00	08/01/09	2,145,000

	OFFICE AUTOMATION & EQUIPMENT — 0.92%
1,500,000	Xerox Corp.	7.63	06/15/13	1,597,500

	OIL - EXPLORATION & PRODUCTION — 0.95%
1,500,000	Chesapeake Energy Corp.	7.50	09/15/13	1,657,500

	OIL REFINING & MARKETING — 2.01%
3,000,000	Premcor Refining Group, Inc.	9.50	02/01/13	3,495,000

	PAPER & RELATED PRODUCTS — 6.10%
1,000,000	Caraustar Industries, Inc.	9.88	04/01/11	1,000,000
2,000,000		7.38	06/01/09	2,040,000
1,000,000	Norske Skog Canada, Series D	8.63	06/15/11	1,075,000
3,000,000	Pacifica Papers, Inc.	10.00	03/15/09	3,165,000
2,000,000	Stone Container Corp.	9.75	02/01/11	2,235,000
1,080,000	‡Stone Container Finance	11.50	08/15/06	1,107,000

				10,622,000

	PHYSICIANS PRACTICE MANAGEMENT — 0.29%
500,000	Ameripath, Inc.	10.50	04/01/13	510,000

	PRIVATE CORRECTIONS — 0.30%
500,000	Geo Group, Inc.	8.25	07/15/13	527,500

	RADIO — 1.47%
2,450,000	Emmis Communications Corp., Series B	8.13	03/15/09	2,551,063

	REAL ESTATE INVESTMENT TRUST — 0.65%
1,000,000	La Quinta Corp.	8.88	03/15/11	1,130,000

	RENTAL AUTO/EQUIPMENT — 1.12%
2,000,000	‡United Rentals, Inc.	7.75	11/15/13	1,950,000

	RETAIL - ARTS & CRAFTS — 1.27%
2,000,000	Michaels Stores, Inc.	9.25	07/01/09	2,202,500

See Notes to Financial Statements.

Excelsior Funds Trust

Portfolio of Investments — March 31, 2004

High Yield Fund — (continued)

Principal Amount		Rate	Maturity Date	Value

CORPORATE BONDS —(continued)
	RETAIL - DISCOUNT — 0.56%
$1,000,000	Shopko Stores	9.25%	03/15/22	$975,000

	RETAIL - MAJOR DEPARTMENT STORE — 1.00%
1,000,000	JC Penney Co., Inc.	8.00	03/01/10	1,172,500
500,000	Saks, Inc.	8.25	11/15/08	562,500

				1,735,000

	SATELLITE TELECOM — 1.50%
500,000	‡Inmarsat Finance plc	7.63	06/30/12	521,250
2,000,000	PanAmSat Corp.	8.50	02/01/12	2,090,000

				2,611,250

	SEISMIC DATA COLLECTION — 1.86%
3,000,000	Compagnie Generale de Geophysique S.A.	10.63	11/15/07	3,240,000

	SOAP & CLEANING PREPARATION — 1.25%
2,000,000	Johnsondiversey, Inc., Series B	9.63	05/15/12	2,180,000

	STEEL - PRODUCERS — 2.36%
2,000,000	AK Steel Corp.	7.75	06/15/12	1,785,000
2,000,000	United States Steel llc	10.75	08/01/08	2,330,000

				4,115,000

	TELEPHONE - INTEGRATED — 3.63%
500,000	Cincinnati Bell Telephone Co. MTN	6.33	12/30/05	492,500
3,000,000	Cincinnati Bell, Inc.	8.38	01/15/14	2,940,000
500,000	Eircom Funding	8.25	08/15/13	557,500
2,000,000	‡Qwest Services Corp.	13.50	12/15/10	2,325,000

				6,315,000

	TRANSPORTATION - MARINE — 1.96%
3,000,000	Overseas Shipholding Group	8.75	12/01/13	3,408,750

Principal Amount		Rate	Maturity Date	Value

	TRANSPORTATION - RAIL — 1.12%
$ 1,750,000	Kansas City Southern	9.50%	10/01/08	$1,942,500

	TOTAL CORPORATE BONDS (Cost $165,287,388)			168,266,370

U.S. GOVERNMENT & AGENCY OBLIGATION — 1.90%
3,300,000	Federal Home Loan Bank, Discount Note (Cost $3,299,917)	0.90	04/01/04	3,299,917

Shares
WARRANTS — 0.00%
8,500	†Mikohn Gaming Corp., Expires 08/15/08 (Cost $17,500)			3,400

TOTAL INVESTMENTS (Cost $168,604,805)	98.54%	$171,569,687
OTHER ASSETS AND LIABILITIES (NET)	1.46	2,547,060

NET ASSETS	100.00%	$174,116,747

‡	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, these securities amounted to $22,012,567 or 12.64% of net assets.

llc—Limited Liability Company

L.P.—Limited Partnership

In Default—Security in default on interest payments.

plc—public limited company

MTN—Medium Term Note

Discount Note—The rate reported on the Portfolio of Investments is the discount rate at the time of purchase.

†	Non-income producing security.

See Notes to Financial Statements.

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2004

	Equity Fund	Value and Restructuring Fund	Mid Cap Value Fund	Optimum Growth Fund
ASSETS:
Investments, at cost–see accompanying Portfolios of Investments	$63,512,208	$2,421,222,071	$222,832,730	$31,299,769

Investments, in securities, at value (excluding repurchase agreements) (Note 1a)	$72,698,882	$3,260,705,239	$279,014,849	$36,672,146
Repurchase agreements, at value (Note 1g)	112,000	28,289,000	7,035,000	578,000
Cash	214	196,895	703	222
Dividends receivable	72,138	4,231,873	122,360	23,045
Interest receivable	2	566	141	12
Receivable for investment securities sold	433,946	5,474,694	1,028,437	—
Unrealized appreciation on forward foreign currency exchange contracts (Note 1b)	—	28,850	—	—
Receivable for fund shares sold	—	12,723,465	30,459,941	113,816

Total Assets	73,317,182	3,311,650,582	317,661,431	37,387,241
LIABILITIES:
Payable for investments purchased	—	21,914,690	—	—
Payable for fund shares redeemed	6,559	2,727,268	29,985,504	9,150
Options written, at value (premiums received: Value and Restructuring Fund — ($2,153,485))	—	1,173,200	—	—
Investment advisory fees payable (Note 2a)	26,588	1,251,021	117,788	11,703
Administration fees payable (Note 2b)	6,914	303,522	26,428	3,496
Shareholder servicing fees payable (Note 2d)	15	641,204	46,078	2,916
Trustees’/Directors fees and expenses payable (Note 2g)	332	3,479	1,774	165
Accrued expenses and other liabilities	9,514	542,396	34,777	10,581

Total Liabilities	49,922	28,556,780	30,212,349	38,011

NET ASSETS	$73,267,260	$3,283,093,802	$287,449,082	$37,349,230

NET ASSETS consist of:
Par value (Note 5)	$92	$87,386	$182	$35
Paid in capital in excess of par value	80,472,795	2,600,632,359	226,738,113	40,732,485
Undistributed net investment income	76,040	6,850,019	232,080	—
Accumulated net realized (loss) on investments and written options	(16,580,341)	(193,232,622)	(2,738,412)	(9,333,667)
Unrealized appreciation of investments, written options and foreign currency translations	9,298,674	868,756,660	63,217,119	5,950,377

Net Assets	$73,267,260	$3,283,093,802	$287,449,082	$37,349,230

Net Assets:
Institutional Shares	$73,267,260	$38,242,554	$100,728,848	$32,267,318
Shares	—	3,244,851,248	186,720,234	5,081,912
Shares outstanding (Note 5):
Institutional Shares	9,210,198	1,018,117	6,383,944	2,976,339
Shares	—	86,367,759	11,857,831	478,065
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Institutional Shares	$7.96	$37.56	$15.78	$10.84

Shares	—	$37.57	$15.75	$10.63

See Notes to Financial Statements.

Excelsior Funds

Statements of Assets and Liabilities  — (continued)

March 31, 2004

	Income Fund	Total Return Bond Fund	International Equity Fund	High Yield Fund
ASSETS:
Investments, at cost–see accompanying Portfolios of Investments	$111,823,874	$152,429,004	$28,127,404	$168,604,805

Investments, in securities, at value (excluding repurchase agreements) (Note 1a)	$115,531,510	$162,287,295	$34,650,075	$171,569,687
Repurchase agreements, at value (Note 1g)	—	—	905,000	—
Cash	—	53,625	—	33,037
Dividends receivable	—	—	96,958	—
Interest receivable	889,767	1,292,116	18	3,842,921
Receivable for investment securities sold	—	—	82,028	1,500,000
Receivable for fund shares sold	—	—	—	801,304
Foreign withholding tax receivable	—	—	44,143	—
Unrealized appreciation on forward foreign currency exchange contracts (Note 1b)	—	—	738	—

Total Assets	116,421,277	163,633,036	35,778,960	177,746,949
LIABILITIES:
Payable for investments purchased	—	2,265,100	77,627	2,475,000
Payable for fund shares redeemed	3,324	6,089	923	145,895
Dividends payable	328,550	601,138	—	844,771
Foreign taxes payable	—	—	62,936	—
Investment advisory fees payable (Note 2a)	15,097	27,258	19,570	86,637
Administration fees payable (Note 2b)	10,957	15,118	4,690	16,837
Shareholder servicing fees payable (Note 2d)	41	4,980	4	39,599
Trustees’ fees and expenses payable (Note 2g)	390	81	47	784
Unrealized depreciation on forward foreign currency exchange contracts (Note 1b)	—	—	805	—
Due to custodian bank	—	—	1,779	—
Accrued expenses and other liabilities	19,809	21,108	12,424	20,679

Total Liabilities	378,168	2,940,872	180,805	3,630,202

NET ASSETS	$116,043,109	$160,692,164	$35,598,155	$174,116,747

NET ASSETS consist of:
Par value (Note 5)	$161	$210	$53	$370
Paid in capital in excess of par value	112,082,150	148,905,292	52,129,826	236,013,509
Undistributed (distributions in excess of) net investment income	—	—	65,947	(1,621,594)
Accumulated net realized gain (loss) on investments	253,162	1,928,371	(23,968,433)	(63,240,420)
Unrealized appreciation of investments and foreign currency translations	3,707,636	9,858,291	7,370,762	2,964,882

Net Assets	$116,043,109	$160,692,164	$35,598,155	$174,116,747

Net Assets:
Institutional Shares	$116,043,109	$160,692,164	$35,598,155	$22,640,976
Shares	—	—	—	151,475,771
Shares outstanding (Note 5):
Institutional Shares	16,099,842	20,965,810	5,321,963	4,810,788
Shares	—	—	—	32,183,449
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Institutional Shares	$7.21	$7.66	$6.69	$4.71

Shares	—	—	—	$4.71

See Notes to Financial Statements.

Excelsior Funds

Statements of Operations

Year Ended March 31, 2004

	Equity Fund	Value and Restructuring Fund	Mid Cap Value Fund	Optimum Growth Fund
INVESTMENT INCOME:
Dividend income	$929,755	$42,083,143	$2,447,638	$210,623
Interest income	8,208	270,837	73,908	8,463
Less: Foreign taxes withheld	(6,402)	(273,327)	(4,281)	(1,643)

Total Income	931,561	42,080,653	2,517,265	217,443
EXPENSES:
Investment advisory fees (Note 2a)	474,281	14,294,595	1,336,557	237,503
Administration fees (Note 2b)	110,393	3,604,655	311,113	55,282
Registration and filing fees	16,025	97,244	21,174	20,264
Legal and audit fees	15,448	612,760	44,442	8,271
Custodian fees	11,555	254,243	13,033	4,467
Trustees fees and expenses (Note 2g)	8,717	61,006	13,973	2,815
Shareholder reports	7,961	180,940	13,493	2,904
Transfer agent fees (Note 2f)	989	1,518,133	69,443	27,251
Shareholder servicing fees (Note 2d)	52	297,611	156,242	20,090
Shareholder servicing fees — Institutional Shares (Note 2d)	—	—	124	4,668
Shareholder servicing fees — Shares (Note 2d)	—	5,845,868	356,835	11,727
Miscellaneous expenses	6,389	173,728	46,138	4,156

Total Expenses	651,810	26,940,783	2,382,567	399,398
Fees waived and reimbursed by:
Investment adviser (Note 2)	(111,513)	(2,242,675)	(307,417)	(79,215)
Administrator (Note 2)	(29,187)	(1,208,392)	(195,866)	(16,650)

Net Expenses	511,110	23,489,716	1,879,284	303,533

NET INVESTMENT INCOME (LOSS)	420,451	18,590,937	637,981	(86,090)

REALIZED AND UNREALIZED GAIN (LOSS) (Note 1):
Net realized gain (loss) on security transactions	(2,888,080)	26,156,318	3,636,063	4,630,950
Net realized (loss) on foreign currency transactions	—	(25,771)	(12,743)	—
Net realized (loss) on written options	—	(1,694,222)	—	—
Change in unrealized appreciation/depreciation of investments, written options and foreign currency translations during the year	22,668,609	978,738,539	74,173,832	4,965,379

Net realized and unrealized gain	19,780,529	1,003,174,864	77,797,152	9,596,329

Net increase in net assets resulting from operations	$20,200,980	$1,021,765,801	$78,435,133	$9,510,239

See Notes to Financial Statements.

Excelsior Funds

Statements of Operations — (continued)

Year Ended March 31, 2004

	Income Fund	Total Return Bond Fund	International Equity Fund	High Yield Fund
INVESTMENT INCOME:
Dividend income	$—	$—	$880,889	$—
Interest income	6,294,610	9,736,304	7,794	16,013,536
Less: Foreign taxes withheld	—	—	(82,540)	—

Total Income	6,294,610	9,736,304	806,143	16,013,536
EXPENSES:
Investment advisory fees (Note 2a)	823,984	1,315,729	362,913	1,455,440
Administration fees (Note 2b)	191,780	306,249	72,583	275,297
Registration and filing fees	15,712	17,602	11,588	21,439
Legal and audit fees	29,675	46,631	8,600	42,386
Custodian fees	27,654	40,740	54,782	24,621
Trustees fees and expenses (Note 2g)	14,685	25,549	4,057	13,966
Shareholder reports	9,710	10,853	1,082	5,855
Transfer agent fees (Note 2f)	1,299	1,784	1,214	22,401
Shareholder servicing fees (Note 2d)	386	20,563	13	137,335
Shareholder servicing fees — Shares (Note 2d)	—	—	—	377,441
Miscellaneous expenses	15,258	16,648	3,224	28,219

Total Expenses	1,130,143	1,802,348	520,056	2,404,400
Fees waived and reimbursed by:
Investment adviser (Note 2)	(445,203)	(708,689)	(178,682)	(382,606)
Administrator (Note 2)	(50,707)	(80,968)	(14,517)	(187,522)

Net Expenses	634,233	1,012,691	326,857	1,834,272

NET INVESTMENT INCOME	5,660,377	8,723,613	479,286	14,179,264

REALIZED AND UNREALIZED GAIN (LOSS) (Note 1):
Net realized gain (loss) on security transactions	970,223	4,306,854	1,442,710	(26,899,527)
Net realized gain on in-kind redemption	—	1,951,279	—	—
Net realized gain on foreign currency transactions	—	—	16,985	—
Change in unrealized appreciation/depreciation of investments and foreign currency translations during the year	231,309	(3,766,022)	16,169,741 *	57,311,938

Net realized and unrealized gain	1,201,532	2,492,111	17,629,436	30,412,411

Net increase in net assets resulting from operations	$6,861,909	$11,215,724	$18,108,722	$44,591,675

*	Net of $25,017 foreign tax on unrealized appreciation.

See Notes to Financial Statements.

Excelsior Funds

Statements of Changes in Net Assets

	Equity Fund		Value and Restructuring Fund		Mid Cap Value Fund		Optimum Growth Fund
	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003
Operations:
Net investment income (loss)	$420,451	$616,273	$18,590,937	$12,137,862	$637,981	$361,948	$(86,090)	$31,911
Net realized gain (loss) on security transactions and foreign currency transactions	(2,888,080)	(11,989,009)	26,130,547	(182,961,868)	3,623,320	(6,310,874)	4,630,950	(9,110,968)
Net realized gain (loss) on written options	—	—	(1,694,222)	1,445,344	—	—	—	—
Change in unrealized appreciation/ depreciation of investments during the year	22,668,609	(8,913,200)	978,738,539	(487,934,177)	74,173,832	(26,424,605)	4,965,379	(5,119,107)

Net increase (decrease) in net assets resulting from operations	20,200,980	(20,285,936)	1,021,765,801	(657,312,839)	78,435,133	(32,373,531)	9,510,239	(14,198,164)
Distributions to shareholders:
From net investment income
Institutional Shares	(476,278)	(604,819)	(230,193)	—	(226,937)	(159,673)	(16,211)	(15,188)
Shares	—	—	(16,015,057)	(9,551,583)	(306,909)	(132,632)	—	(627)
From net realized gains
Institutional Shares	—	(81,061)	—	—	—	—	—	—

Total distributions to shareholders	(476,278)	(685,880)	(16,245,250)	(9,551,583)	(533,846)	(292,305)	(16,211)	(15,815)

Transactions in Shares of Beneficial Interest:
Net proceeds from shares sold
Institutional shares	5,053,703	4,935,327	27,794,739	—	45,488,248	18,487,535	2,566,343	6,116,418
Shares	—	—	1,265,514,960	1,112,552,413	127,160,451	93,108,601	1,421,285	1,408,533
Reinvestment of dividends
Institutional shares	3,075	1,433	36,028	—	2,276	1,347	5,027	4,419
Shares	—	—	11,870,494	6,822,577	94,100	31,187	—	319
Cost of shares redeemed
Institutional shares	(17,722,303)	(18,183,051)	(715,478)	—	(13,632,176)	(13,116,401)	(5,545,403)	(6,721,811)
Shares	—	—	(585,647,998)	(1,308,972,710)	(75,728,071)	(44,061,055)	(2,501,170)	(2,710,691)

Net increase (decrease) in net assets from beneficial interest transactions	(12,665,525)	(13,246,291)	718,852,745	(189,597,720)	83,384,828	54,451,214	(4,053,918)	(1,902,813)

Total Increase (Decrease) in Net Assets	7,059,177	(34,218,107)	1,724,373,296	(856,462,142)	161,286,115	21,785,378	5,440,110	(16,116,792)
Net Assets
Beginning of year	66,208,083	100,426,190	1,558,720,506	2,415,182,648	126,162,967	104,377,589	31,909,120	48,025,912

End of year (a)	$73,267,260	$66,208,083	$3,283,093,802	$1,558,720,506	$287,449,082	$126,162,967	$37,349,230	$31,909,120

Capital Share Transactions:
Shares sold
Institutional Shares	725,837	757,972	1,036,754	—	3,131,670	1,582,768	261,957	685,342
Shares	—	—	38,649,596	43,090,653	9,417,352	8,338,597	141,356	147,775
Shares issued for dividend reinvestment
Institutional Shares	432	226	1,230	—	179	118	576	514
Shares	—	—	408,200	255,445	7,386	2,814	—	38
Shares redeemed
Institutional Shares	(2,471,061)	(2,884,529)	(19,867)	—	(1,138,246)	(1,251,124)	(542,028)	(716,125)
Shares	—	—	(18,583,380)	(51,468,558)	(5,489,526)	(4,215,715)	(259,194)	(295,756)

Net Increase (Decrease) in Shares Outstanding	(1,744,792)	(2,126,331)	21,492,533	(8,122,460)	5,928,815	4,457,458	(397,333)	(178,212)

(a) Including undistributed net investment income	$76,040	$131,867	$6,850,019	$4,351,627	$232,080	$98,920	—	$16,096

See Notes to Financial Statements.

Excelsior Funds

Statements of Changes in Net Assets — (continued)

	Income Fund		Total Return Bond Fund		International Equity Fund		High Yield Fund
	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003
Operations:
Net investment income	$5,660,377	$5,962,297	$8,723,613	$14,901,193	$479,286	$440,250	$14,179,264	$36,322,695
Net realized gain (loss) on security transactions and foreign currency transactions	970,223	834,945	6,258,133	4,158,981	1,459,695	(12,270,231)	(26,899,527)	(25,570,771)
Change in unrealized appreciation/depreciation of investments during the year	231,309	4,115,099	(3,766,022)	14,366,088	16,169,741 *	(2,636,080)	57,311,938	(41,831,220)

Net increase (decrease) in net assets resulting from operations	6,861,909	10,912,341	11,215,724	33,426,262	18,108,722	(14,466,061)	44,591,675	(31,079,296)
Distributions to shareholders:
From net investment income
Institutional Shares	(5,960,426)	(6,097,073)	(8,824,881)	(15,093,678)	(478,646)	(465,399)	(1,882,202)	(9,857,367)
Shares	—	—	—	—	—	—	(8,984,610)	(32,572,229)
From net realized gains
Institutional Shares	(1,148,222)	(421,118)	(5,161,373)	(2,744,734)	—	—	—	—
From tax return of capital
Institutional Shares	—	—	—	—	—	—	(510,855)	(4,813,913)
Shares	—	—	—	—	—	—	(2,649,803)	(15,906,871)

Total distributions to shareholders	(7,108,648)	(6,518,191)	(13,986,254)	(17,838,412)	(478,646)	(465,399)	(14,027,470)	(63,150,380)

Transactions in Shares of Beneficial Interest:
Net proceeds from shares sold
Institutional shares	12,013,218	25,424,177	31,647,140	45,347,654	2,379,118	4,653,106	5,249,685	28,689,696
Shares	—	—	—	—	—	—	146,064,602	124,891,845
Contribution in-kind
Institutional shares	37,573,596	—	—	—	—	—	—	—
Reinvestment of dividends
Institutional shares	1,846,929	142,157	673,212	2,113,066	6,566	3,948	29,643	471,712
Shares	—	—	—	—	—	—	1,637,682	4,442,208
Cost of shares redeemed
Institutional shares	(40,358,874)	(36,054,399)	(102,819,304)	(77,064,174)	(13,441,737)	(13,107,038)	(25,636,287)	(17,456,381)
Shares	—	—	—	—	—	—	(152,384,928)	(99,348,474)
Redemption fee
Institutional shares	—	—	—	—	176	—	—	—
Redemption in-kind
Institutional shares	—	—	(37,573,596)	—	—	—	—	—

Net increase (decrease) in net assets from beneficial interest transactions	11,074,869	(10,488,065)	(108,072,548)	(29,603,454)	(11,055,877)	(8,449,984)	(25,039,603)	41,690,606

Total Increase (Decrease) in Net Assets	10,828,130	(6,093,915)	(110,843,078)	(14,015,604)	6,574,199	(23,381,444)	5,524,602	(52,539,070)
Net Assets:
Beginning of year	105,214,979	111,308,894	271,535,242	285,550,846	29,023,956	52,405,400	168,592,145	221,131,215

End of year (a)	$116,043,109	$105,214,979	$160,692,164	$271,535,242	$35,598,155	$29,023,956	$174,116,747	$168,592,145

Capital Share Transactions:
Shares sold
Institutional Shares	1,664,784	3,561,927	4,137,791	5,992,835	418,845	857,692	1,199,226	5,477,986
Shares	—	—	—	—	—	—	32,989,833	26,619,786
Contribution in-kind
Institutional Shares	5,189,723	—	—	—	—	—	—	—
Shares issued for dividend reinvestment
Institutional Shares	257,966	19,863	88,484	274,875	1,107	801	6,757	90,125
Shares	—	—	—	—	—	—	367,138	991,149
Shares redeemed
Institutional Shares	(5,614,327)	(5,051,260)	(13,364,713)	(10,116,396)	(2,195,599)	(2,721,546)	(5,737,764)	(4,001,115)
Shares	—	—	—	—	—	—	(34,133,033)	(22,541,900)
Redemption in-kind
Institutional Shares	—	—	(4,810,960)	—	—	—	—	—

Net Increase (Decrease) in Shares Outstanding	1,498,146	(1,469,470)	(13,949,398)	(3,848,686)	(1,775,647)	(1,863,053)	(5,307,843)	6,636,031

(a) Including undistributed (distributions in excess of) net investment income	—	$199	—	—	$65,947	$48,322	$(1,621,594)	$(4,476,473)

* Net of $25,017 foreign tax on unrealized appreciation.

See Notes to Financial Statements.

Excelsior Funds Trust

Financial Highlights — Selected Per Share Data and Ratios

	Equity Fund
	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2002	Year Ended March 31, 2001	Year Ended March 31, 2000
Net Asset Value, Beginning of Year	$6.04	$7.68	$8.74	$17.48	$14.96

Investment Operations:
Net investment income	0.05	0.05	0.04	0.02	0.02
Net realized and unrealized gain (loss) on investments	1.92	(1.63)	(0.41)	(4.30)	3.73

Total From Investment Operations	1.97	(1.58)	(0.37)	(4.28)	3.75

Distributions:
From net investment income	(0.05)	(0.05)	(0.03)	(0.02)	(0.03)
From net realized gains	—	(0.01)	(0.66)	(4.44)	(1.20)

Total Distributions	(0.05)	(0.06)	(0.69)	(4.46)	(1.23)

Net Asset Value, End of Year	$7.96	$6.04	$7.68	$8.74	$17.48

Total Return	32.68%	(20.65)%	(4.51)%	(29.47)%	25.75%

Ratios and Supplement Data:
Ratios to Average Net Assets
Net Expenses	0.70%	0.69%	0.70%	0.70%	0.70%
Gross Expenses (1)	0.90%	0.85%	0.89%	0.88%	0.90%
Net Investment Income	0.58%	0.81%	0.43%	0.16%	0.13%
Portfolio Turnover	28%	29%	29%	30%	27%
Net Assets at end of Year (000’s omitted)	$73,267	$66,208	$100,426	$122,573	$211,601

(1)	Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrator.

See Notes to Financial Statements.

Excelsior Funds, Inc.

Financial Highlights — Selected Per Share Data and Ratios

	Value and Restructuring Fund—Institutional Shares
	Year Ended March 31, 2004	September 30, 2002* to March 31, 2003
Net Asset Value, Beginning of Period	$23.65	$22.92

Investment Operations:
Net investment income	0.32 (2)	0.22
Net realized and unrealized gain on investments	13.89 (2)	0.59

Total From Investment Operations	14.21	0.81

Distributions:
From net investment income	(0.30)	(0.08)

Total Distributions	(0.30)	(0.08)

Net Asset Value, End of Period	$37.56	$23.65

Total Return	60.46%	3.54	%(3)

Ratios and Supplement Data:
Ratios to Average Net Assets
Net Expenses	0.74%	0.00	%(4)(5)
Gross Expenses (1)	0.89%	0.00	%(4)(5)
Net Investment Income	1.00%	1.90	%(4)
Portfolio Turnover	4%	16%
Net Assets at end of Year (000’s omitted)	$38,243	$—	(6)

* Commencement of operations.

(1)	Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrator.
(2)	For comparitive purposes per share amounts are based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	The information presented for the Institutional Shares reflects the impact of the low level of assets at the beginning of the period and throughout the period ended March 31, 2003. Percentage amounts to less than 0.005%.
(6)	Amount represents less than $1,000.

See Notes to Financial Statements.

Excelsior Funds Trust

Financial Highlights — Selected Per Share Data and Ratios

	Mid Cap Value Fund—Institutional Shares
	Year Ended March 31, 2004	Year Ended March 31, 2003		Year Ended March 31, 2002	Year Ended March 31, 2001	Year Ended March 31, 2000
Net Asset Value, Beginning of Year	$10.25	$13.28		$11.97	$21.32	$15.33

Investment Operations:
Net investment income	0.07 (2)	0.05	(2)	0.04 (2)	0.40	0.06
Net realized and unrealized gain (loss) on investments	5.51 (2)	(3.04	)(2)	1.67 (2)	(1.27)	6.34

Total From Investment Operations	5.58	(2.99)		1.71	(0.87)	6.40

Distributions:
From net investment income	(0.05)	(0.04)		(0.04)	(0.40)	(0.09)
From net realized gains	—	—		(0.36)	(8.08)	(0.32)

Total Distributions	(0.05)	(0.04)		(0.40)	(8.48)	(0.41)

Net Asset Value, End of Year	$15.78	$10.25		$13.28	$11.97	$21.32

Total Return	54.60%	(22.58)%		14.53%	(1.99)%	41.92%

Ratios and Supplement Data:
Ratios to Average Net Assets
Net Expenses	0.74%	0.76%		0.80%	0.80%	0.80%
Gross Expenses (1)	0.98%	0.91%		0.95%	0.96%	0.95%
Net Investment Income	0.49%	0.44%		0.33%	2.27%	0.31%
Portfolio Turnover	13%	28%		24%	95%	45%
Net Assets at end of Year (000’s omitted)	$100,729	$45,017		$53,900	$40,993	$53,978

(1)	Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.

See Notes to Financial Statements.

Excelsior Funds Trust

Financial Highlights — Selected Per Share Data and Ratios

	Optimum Growth Fund—Institutional Shares
	Year Ended March 31, 2004		Year Ended March 31, 2003		Year Ended March 31, 2002		Year Ended March 31, 2001	Year Ended March 31, 2000
Net Asset Value, Beginning of Year	$8.31		$11.95		$13.11		$30.83	$27.55

Investment Operations:
Net investment income (loss)	(0.02	)(2)	0.01	(2)	(0.01	)(2)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	2.56	(2)	(3.65	)(2)	(1.15	)(2)	(12.21)	7.21

Total From Investment Operations	2.54		(3.64)		(1.16)		(12.27)	7.16

Distributions:
From net investment income	(0.01)		—	(3)	—		—	—
From net realized gains	—		—		—		(5.45)	(3.88)

Total Distributions	(0.01)		—		—		(5.45)	(3.88)

Net Asset Value, End of Year	$10.84		$8.31		$11.95		$13.11	$30.83

Total Return	30.52%		(30.42)%		(8.85)%		(45.26)%	27.66%

Ratios and Supplement Data:
Ratios to Average Net Assets
Net Expenses	0.80%		0.79%		0.78%		0.80%	0.80%
Gross Expenses (1)	1.06%		0.89%		1.05%		0.95%	0.93%
Net Investment Income (Loss)	(0.21)%		0.14%		(0.11)%		(0.28)%	(0.18)%
Portfolio Turnover	97%		61%		43%		46%	44%
Net Assets at end of Year (000’s omitted)	$32,267		$27,046		$39,277		$41,994	$85,889

(1)	Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Excelsior Funds Trust

Financial Highlights — Selected Per Share Data and Ratios

	Income Fund
	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2002	Year Ended March 31, 2001	Year Ended March 31, 2000
Net Asset Value, Beginning of Year	$7.21	$6.93	$7.01	$6.66	$7.00

Investment Operations:
Net investment income	0.34	0.39	0.40	0.43	0.41
Net realized and unrealized gain (loss) on investments	0.07	0.31	(0.04)	0.35	(0.33)

Total From Investment Operations	0.41	0.70	0.36	0.78	0.08

Distributions:
From net investment income	(0.34)	(0.39)	(0.40)	(0.43)	(0.41)
From net realized gains	(0.07)	(0.03)	(0.04)	—	(0.01)

Total Distributions	(0.41)	(0.42)	(0.44)	(0.43)	(0.42)

Net Asset Value, End of Year	$7.21	$7.21	$6.93	$7.01	$6.66

Total Return	5.81%	10.36%	5.18%	12.18%	1.16%

Ratios and Supplement Data:
Ratios to Average Net Assets
Net Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Gross Expenses (1)	0.89%	0.81%	0.87%	0.87%	0.90%
Net Investment Income	4.47%	5.38%	5.54%	6.49%	6.08%
Portfolio Turnover	57%	59%	88%	119%	125%
Net Assets at end of Year (000’s omitted)	$116,043	$105,215	$111,309	$107,193	$99,209

(1)	Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrator.

See Notes to Financial Statements.

Excelsior Funds Trust

Financial Highlights — Selected Per Share Data and Ratios

	Total Return Bond Fund
	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2002	Year Ended March 31, 2001	Year Ended March 31, 2000
Net Asset Value, Beginning of Year	$7.78	$7.37	$7.46	$7.01	$7.32

Investment Operations:
Net investment income	0.34	0.40	0.43	0.44	0.41
Net realized and unrealized gain (loss) on investments	0.08	0.48	(0.09)	0.45	(0.31)

Total From Investment Operations	0.42	0.88	0.34	0.89	0.10

Distributions:
From net investment income	(0.34)	(0.40)	(0.43)	(0.44)	(0.41)
From net realized gains	(0.20)	(0.07)	—	—	—

Total Distributions	(0.54)	(0.47)	(0.43)	(0.44)	(0.41)

Net Asset Value, End of Year	$7.66	$7.78	$7.37	$7.46	$7.01

Total Return	5.61%	12.27%	4.65%	13.19%	1.47%

Ratios and Supplement Data:
Ratios to Average Net Assets
Net Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Gross Expenses (1)	0.89%	0.82%	0.87%	0.87%	0.88%
Net Investment Income	4.32%	5.15%	5.70%	6.27%	5.85%
Portfolio Turnover	43%	106%	113%	110%	115%
Net Assets at end of Year (000’s omitted)	$160,692	$271,535	$285,551	$304,882	$264,671

(1)	Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrator.

See Notes to Financial Statements.

Excelsior Funds Trust

Financial Highlights — Selected Per Share Data and Ratios

	International Equity Fund
	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2002	Year Ended March 31, 2001	Year Ended March 31, 2000
Net Asset Value, Beginning of Year	$4.09	$5.85	$6.93	$13.78	$8.45

Investment Operations:
Net investment income	0.08	0.07	0.04	0.02	0.01
Net realized and unrealized gain (loss) on investments	2.59	(1.77)	(0.86)	(4.39)	5.39

Total From Investment Operations	2.67	(1.70)	(0.82)	(4.37)	5.40

Distributions:
From net investment income	(0.07)	(0.06)	(0.06)	(0.02)	(0.03)
From net realized gains	—	—	(0.20)	(2.46)	(0.04)

Total Distributions	(0.07)	(0.06)	(0.26)	(2.48)	(0.07)

Net Asset Value, End of Year	$6.69	$4.09	$5.85	$6.93	$13.78

Total Return	65.55%	(29.26)%	(12.16)%	(36.32)%	64.29%

Ratios and Supplement Data:
Ratios to Average Net Assets
Net Expenses	0.90%	0.87%	0.90%	0.90%	0.90%
Gross Expenses (1)	1.44%	1.29%	1.38%	1.41%	1.45%
Net Investment Income	1.32%	1.07%	0.75%	0.20%	0.11%
Portfolio Turnover	59%	71%	52%	52%	43%
Net Assets at end of Year (000’s omitted)	$35,598	$29,024	$52,405	$74,240	$124,060

(1)	Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrator.

See Notes to Financial Statements.

Excelsior Funds Trust

Financial Highlights — Selected Per Share Data and Ratios

	High Yield Fund—Institutional Shares
	Year Ended March 31, 2004	Year Ended March 31, 2003		Year Ended March 31, 2002	October 31, 2000* to March 31, 2001
Net Asset Value, Beginning of Period	$3.99	$6.20		$7.26	$7.00

Investment Operations:
Net investment income	0.35 (2)	0.93	(2)	1.09	0.28
Net realized and unrealized gain (loss) on investments	0.72 (2)	(1.58	)(2)	(1.01)	0.26

Total From Investment Operations	1.07	(0.65)		0.08	0.54

Distributions:
From net investment income	(0.27)	(1.05)		(1.10)	(0.28)
From net realized gains	—	—		(0.04)	—
From tax return of capital	(0.08)	(0.51)		—	—

Total Distributions	(0.35)	(1.56)		(1.14)	(0.28)

Net Asset Value, End of Period	$4.71	$3.99		$6.20	$7.26

Total Return	27.76%	(10.30)%		1.53%	7.88	%(3)

Ratios and Supplement Data:
Ratios to Average Net Assets
Net Expenses	0.80%	0.83%		0.78%	0.80	%(4)
Gross Expenses (1)	1.11%	1.10%		1.10%	1.22	%(4)
Net Investment Income	7.91%	19.14%		17.81%	9.63	%(4)
Portfolio Turnover	170%	153%		311%	169	%(4)
Net Assets at end of Year (000’s omitted)	$22,641	$37,250		$48,241	$17,862

* Commencement of operations.

(1)	Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.

See Notes to Financial Statements.

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies:

Excelsior Funds Trust (the “Trust”) is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. The Trust and Excelsior Fund are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as open-ended diversified management investment companies, with the exception of Energy and Natural Resources Fund and Real Estate Fund, each of which are non-diversified. The Trust and Excelsior Fund currently offer shares in nine and sixteen managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Excelsior Equity Fund (“Equity Fund”), Excelsior Mid Cap Value Fund (“Mid Cap Value Fund”), Excelsior Optimum Growth Fund (“Optimum Growth Fund”), Excelsior Income Fund (“Income Fund”), Excelsior Total Return Bond Fund (“Total Return Bond Fund”), Excelsior International Equity Fund (“International Equity Fund”) and Excelsior High Yield Fund (“High Yield Fund”), Portfolios of the Trust and Excelsior Value and Restructuring Fund (“Value and Restructuring Fund”), a Portfolio of Excelsior Fund (the “Funds”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by the Trust and Excelsior Fund in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Value and Restructuring Fund, Mid Cap Value Fund, Optimum Growth Fund and High Yield Fund offer two classes of shares: Institutional Shares and Shares. The Financial Highlights of the Shares as well as the financial statements for the remaining portfolios of Excelsior Fund are presented separately.

a) Portfolio Valuation —

Investments in securities that are traded on a recognized domestic stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Equity securities that are traded on the NASDAQ National Market System for which quotations are readily available are valued at the official closing price. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices (as calculated by an independent pricing service (the “Service”) based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid and asked prices for securities are readily available and are representative of the market. Bid price is used when no asked price is available. Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value is so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Board of Trustees with regard to the Trust or the Board of Directors with regard to Excelsior Fund. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded.

All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Trustees, with regard to the Trust or the Board of Directors with regard to Excelsior Fund. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing upon the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

Securities for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Board of Trustees with regard to the Trust or the Board of Directors with regard to Excelsior Fund. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

b) Forward foreign currency exchange contracts —

The Funds’ participation in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, on the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains and losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

The Funds had the following forward foreign currency exchange contracts outstanding as of March 31, 2004:

Settlement Dates		Contracts to Deliver/Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Value and Restructuring Fund
Foreign Currency Purchases:
4/1/04	EU	1,932,377	$2,345,848	$28,850

International Equity Fund
Foreign Currency Purchases:
4/1/04 - 4/2/04	NO	532,972	$76,888	$738

Foreign Currency Sales:
4/1/04 - 4/2/04	JP	5,791,316	$54,862	$(805)

Currency Legend:

EU  Euro

NO  Norwegian Krone

JP  Japanese Yen

c) Covered call options written —

Each Fund may engage in writing covered call options. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires, is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

During the year ended March 31, 2004, the Value and Restructuring Fund had the following written option transactions:

Written Option Transactions	Number of Contracts	Premiums
Outstanding, beginning of year	(12,950)	$(2,376,579)
Options written	(53,060)	(7,351,104)
Options expired	16,860	2,712,659
Options exercised	10	1,170
Options terminated in closing purchase transactions	33,755	4,860,369

Outstanding, end of year	(15,385)	$(2,153,485)

d) Concentration of risks —

The International Equity Fund invests primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. Some countries in which the Fund may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The High Yield Bond Fund is subject to special risks associated with investments in high yield bonds, that involve greater risk of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the property.

e) Security transactions and investment income —

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend.

f) Distributions to shareholders —

Dividends equal to all or substantially all of each Fund’s net investment income will be declared and paid as follows: for the Equity Fund, Value and Restructuring Fund, Mid Cap Value Fund and Optimum Growth Fund, dividends will be declared and paid at least quarterly; for the Income Fund, Total Return Bond Fund and High Yield Fund, dividends will be declared daily and paid monthly; and for the International Equity Fund, dividends will be declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed at least annually.

g) Repurchase agreements —

The Funds may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Funds’ custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price.

If the value of the underlying securities falls below the value of the repurchase price, the Funds will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from the sale of the underlying securities were less than the repurchase price under the agreement.

h) TBA purchase commitments —

The Income Fund and Total Return Bond Fund may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Valuation of Investments” above.

i) Mortgage dollar rolls —

The Income Fund and Total Return Bond Fund may enter into mortgage dollar rolls (principally in securities referred to as TBAs, see Note 1h) in which the Funds sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

j) Expense allocation —

Expenses incurred by the Trust and Excelsior Fund with respect to any two or more of their respective Funds are allocated in proportion to the average net assets of each of their respective Funds, except where allocations of direct expenses to each Fund can be fairly made. Expenses directly attributable to a Fund are charged to that Fund. Shareholder servicing fees relating to a specific class are charged directly to that class.

k) Redemption fees —

With regard to the International Equity Fund, a redemption fee of 2% of the value of the shares redeemed or exchanged will be imposed on shares redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund. The redemption fee will be paid to the Fund. For the year ended March 31, 2004, the International Equity Fund received redemption fees totaling $176.

2.    Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

a) United States Trust Company of New York (“U.S. Trust NY”) and U.S. Trust Company, N.A. (together “the Adviser” or “U.S. Trust”), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as the investment adviser to the Funds. For the services provided pursuant to the Investment Advisory Agreements, the Adviser receives a fee, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of the Equity Fund, Mid Cap Value Fund, Optimum Growth Fund, Income Fund and Total Return Bond Fund; 0.60% of the average daily net assets of the Value and Restructuring Fund; 1.00% of the average daily net assets of the International Equity Fund and 0.80% of the average daily net assets of the High Yield Fund.

U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of the The Charles Schwab Corporation (“Schwab”).

b) U.S. Trust Company, N.A., SEI Investments Global Funds Services and Federated Services Company, a wholly-owned subsidiary of Federated Investors, Inc., (collectively, the “Administrators”) provide administrative services to the Trust and Excelsior Fund. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the Trust (excluding International Equity Fund), Excelsior Fund (excluding its international equity portfolios), and Excelsior Tax-Exempt Funds, Inc., all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Fund of the three investment companies are determined in proportion to the relative average daily net assets of the respective Funds for the period paid. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the average daily net assets of the International Equity Fund at an annual rate of 0.20%. Until further notice to the Trust and Excelsior Fund, U.S. Trust Company, N.A. has voluntarily agreed to waive a portion of its administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Fund. For the year ended March 31, 2004, administration fees charged by U.S. Trust Company, N.A. were as follows:

	Administration Fees	Waiver of Administration Fees	Net Administration Fees
Equity Fund	$87,820	$29,187	$58,633
Value and Restructuring Fund	2,880,790	952,979	1,927,811
Mid Cap Value Fund	248,863	82,250	166,613
Optimum Growth Fund	44,006	14,616	29,390
Income Fund	152,336	50,707	101,629
Total Return Bond Fund	242,754	80,968	161,786
International Equity Fund	61,416	14,517	46,899
High Yield Fund.	218,830	72,773	146,057

c) From time to time, in their sole discretion, U.S. Trust may undertake to waive a portion or all of the fees payable to them and also may reimburse the Funds for a portion of other expenses. For the year ended March 31, 2004, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses, to the extent necessary to keep total operating expenses from exceeding the following annual percentage of each Fund’s average daily net assets:

Equity Fund	0.70%
Value and Restructuring Fund — Institutional Shares	0.74%
Mid Cap Value Fund — Institutional Shares	0.74%
Optimum Growth Fund — Institutional Shares	0.80%
Income Fund	0.50%
Total Return Bond Fund	0.50%
International Equity Fund	0.90%
High Yield Fund — Institutional Shares	0.80%
Value and Restructuring Fund — Shares	0.99%
Mid Cap Value Fund — Shares	0.99%
Optimum Growth Fund — Shares	1.05%
High Yield Fund — Shares	1.05%

For the year ended March 31, 2004, pursuant to the above, U.S. Trust waived investment advisory fees in the following amounts:

Equity Fund	$111,513
Value and Restructuring Fund	2,200,477
Mid Cap Value Fund	288,275
Optimum Growth Fund	79,059
Income Fund	445,203
Total Return Bond Fund	708,689
International Equity Fund	178,682
High Yield Fund	369,302

d) The Funds have entered into shareholder servicing agreements with various service organizations, which may include Schwab, U. S. Trust and affiliates of U. S. Trust. Services included in the servicing agreements are assisting in processing purchase, exchange, and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Fund and class level (where applicable). As a consideration for these services, each service organization receives a fee, computed daily and paid monthly, at an annual rate up to 0.25% (0.40% prior to July 29, 2003) of the average daily net assets of its shares held by each service organizations’ customers.

U. S. Trust has voluntarily agreed to waive investment advisory and administration fees payable in an amount equal to the shareholder servicing fees payable to affiliates.

For the year ended March 31, 2004, shareholder servicing fees paid to Schwab, U.S. Trust and affiliates of U. S. Trust were as follows:

	Amount Paid	Amount Waived as Investment Advisory Fees	Amount Waived as Administration Fees
Value and Restructuring Fund	$2,204,992	$42,198	$255,413
Mid Cap Value Fund	214,018	19,142	113,616
Optimum Growth Fund	27,651	156	2,034
Income Fund	506	—	—
Total Return Bond Fund	15,103	—	—
High Yield Fund	160,269	13,304	114,749

e) Edgewood Services, Inc. (the “Distributor”), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of the Trust and Excelsior Fund. Shares of each Fund are sold without a sales charge on a continuous basis by the Distributor.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Shares of the Mid Cap Value Fund, Optimum Growth Fund and High Yield Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Shares, in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of each Fund’s outstanding Shares. The Trust has voluntarily agreed to stop charging fees under the Distribution Plan and no fees have been charged for the year ended March 31, 2004.

f) Boston Financial Data Services, Inc. (“BFDS”) serves as transfer agent to the Funds.

g) Independent Trustees of the Trust receive an annual fee of $6,000, plus a meeting fee of $1,000 for each meeting attended. The Chairman of the Board receives an additional annual fee of $5,000. Each Independent Director of Excelsior Fund receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman receives an additional annual fee of $7,500. Each member of the Nominating Committee for the Trust, Excelsior Fund and Excelsior Tax-Exempt Funds, Inc. receives a fee of $3,000 for each meeting attended. The Chairman of the Nominating Committee also receives an annual fee of $5,000. In addition, Trustees and Directors are reimbursed by the Trust and Excelsior Fund, respectively, for reasonable expenses incurred when acting in their capacity as Trustees and Directors.

3.    Purchases, Sales and Maturities of Investment Securities:

a) Investment transactions (excluding short-term investments and U.S. Government and Agency Obligations) for the year ended March 31, 2004, were as follows:

	Purchases	Sales and Maturities
Equity Fund	$20,177,013	$32,731,638
Value and Restructuring Fund	793,197,656	94,519,425
Mid Cap Value Fund	105,095,207	25,078,801
Optimum Growth Fund	34,159,867	35,709,692
Income Fund	40,520,593	25,972,938
Total Return Bond Fund	16,128,512	68,954,283
International Equity Fund	20,419,598	31,172,311
High Yield Fund	258,828,439	261,482,964

b) Investment transactions in U.S. Government and Agency Obligations (excluding short-term investments) for the year ended March 31, 2004, were as follows:

	Purchases	Sales and Maturities
Income Fund	$41,134,641	$42,280,481
Total Return Bond Fund	58,593,093	102,635,151
High Yield Fund	4,697,813	4,507,031

4.    Federal Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a Federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, deferral of losses on wash sales, defaulted bonds, market discount, and net capital losses incurred after October 31 and within the taxable year (“Post-October losses”). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In-Capital
Value and Restructuring Fund	$152,705	$(152,698)	$(7)
Mid Cap Value Fund	29,025	12,743	(41,768)
Optimum Growth Fund	86,205	—	(86,205)
Income Fund	299,850	(299,850)	—
Total Return Bond Fund	101,268	(2,052,547)	1,951,279
International Equity Fund	16,985	(16,985)	—
High Yield Fund	2,703,085	457,573	(3,160,658)

The tax character of dividends and distributions declared during the years ended March 31, 2004 and March 31, 2003 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Equity Fund
2004	$476,278	—	—	$476,278
2003	605,644	$80,236	—	685,880
Value and Restructuring Fund
2004	16,245,250	—	—	16,245,250
2003	9,551,583	—	—	9,551,583
Mid Cap Value Fund
2004	533,846	—	—	533,846
2003	292,305	—	—	292,305
Optimum Growth Fund
2004(1)	16,211	—	—	16,211
2003	15,815	—	—	15,815
Income Fund
2004	6,871,085	237,563	—	7,108,648
2003	6,220,361	297,830	—	6,518,191
Total Return Bond Fund
2004	10,812,380	3,173,874	—	13,986,254
2003	15,244,934	2,593,478	—	17,838,412
International Equity Fund
2004	478,646	—	—	478,646
2003	465,399	—	—	465,399
High Yield Fund
2004	10,866,812	—	$3,160,658	14,027,470
2003	42,429,596	—	20,720,784	63,150,380

(1)	Included in the Optimum Growth Fund’s distributions from ordinary income is $114 in excess of investment company taxable income, which in accordance with applicable U.S. tax law, is taxable to shareholders as ordinary income distributions.

As of March 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Ordinary Income	Long-Term Capital Gain	Post- October Losses	Capital Loss Carryforward	Unrealized Appreciation	Other Temporary Differences	Total
Equity Fund	$76,038	—	$(3,239,658)	$(13,212,970)	$9,170,963	—	$(7,205,627)
Value and Restructuring Fund	10,083,394	—	—	(192,190,351)	865,047,347	$(566,333)	682,374,057
Mid Cap Value Fund	—	—	(2,144,019)	(594,394)	63,449,200	—	60,710,787
Optimum Growth Fund	—	—	—	(9,333,667)	5,950,377	—	(3,383,290)
Income Fund	453,788	$276,425	—	—	3,675,113	(444,528)	3,960,798
Total Return Bond Fund	954,641	1,616,883	—	—	9,832,759	(617,621)	11,786,662
International Equity Fund	65,869	—	—	(23,756,246)	7,221,486	(62,833)	(16,531,724)
High Yield Fund	—	—	(3,430,494)	(59,742,362)	2,983,328	(1,707,604)	(61,897,132)

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2004, the following Funds had capital loss carryforwards for Federal income tax purposes available to offset future net capital gains through the indicated expiration dates:

	Expiration Date March 31, 2007	Expiration Date March 31, 2008	Expiration Date March 31, 2010	Expiration Date March 31, 2011	Expiration Date March 31, 2012	Total
Equity Fund	—	—	—	$11,842,225	$1,370,745	$13,212,970
Value and Restructuring Fund	$304,980	$16,725,188	$16,920,230	130,876,419	27,363,534	192,190,351
Mid Cap Value Fund	—	—	—	594,394	—	594,394
Optimum Growth Fund	—	—	—	9,333,667	—	9,333,667
International Equity Fund	—	—	5,940,562	16,143,552	1,672,132	23,756,246
High Yield Fund	—	—	2,181,571	17,456,849	40,103,942	59,742,362

During the year ended March 31, 2004, the Mid Cap Value Fund and the Optimum Growth Fund utilized capital loss carryforwards totaling $5,622,674 and $3,165,557 to offset realized capital gains.

At March 31, 2004, aggregate gross unrealized appreciation for all securities and call options written for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value is as follows:

	Estimated Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation
Equity Fund	$63,639,919	$13,848,460	$(4,677,497)	$9,170,963
Value and Restructuring Fund	2,424,931,385	939,433,065	(75,370,211)	864,062,854
Mid Cap Value Fund	222,600,649	66,919,567	(3,470,367)	63,449,200
Optimum Growth Fund	31,299,769	6,519,428	(569,051)	5,950,377
Income Fund	111,856,397	3,825,436	(150,323)	3,675,113
Total Return Bond Fund	152,454,536	9,934,227	(101,468)	9,832,759
International Equity Fund	28,339,616	8,599,606	(1,384,147)	7,215,459
High Yield Fund	168,586,359	6,935,951	(3,952,623)	2,983,328

5.    Capital Transactions:

The Trust currently has authorized an unlimited number of shares of beneficial interest of each class of each Fund. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of the Trust’s Board of Trustees.

Excelsior Fund currently has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently offered for the Value and Restructuring Fund is 1.5 billion shares. Each share has a par value of $0.001 and represents an equal proportionate interest in the Fund with other shares of the same Fund, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Fund as are declared at the discretion of Excelsior Fund’s Board of Directors.

6.    Line of Credit:

The Funds and other affiliated funds participate in a $50 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the redemption of Fund shares. Interest is charged to each Fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, equal to an annual rate of 0.15% of the average daily unused portion of the line of credit, is allocated among the participating Funds at the end of each quarter, and is included in miscellaneous expenses on the statements of operations. For the year ended March 31, 2004, the Funds had no borrowings under the agreement.

7.    Guarantees:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

8.    Legal Proceedings:

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have been cooperating with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

Five class actions suits have been filed against the Companies and the Adviser: Mike Sayegh v. Janus Capital Corp.et al., (filed October 22, 2003 in Los Angeles Superior Court); James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details in each suit vary, in general each alleges that the Adviser, certain of its affiliates, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of the Companies. Each seeks unspecified monetary damages and related equitable relief.

In addition, two derivative actions, styled Richard Elliott v. Charles Schwab Corporation, et al., No 04 CV 2262 (S.D.N.Y.) and Lou Ann Murphy v. Charles Schwab Corporation et al., (No. 04 CV 3547 (E.D. Penn.),

purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust, seek unspecific damages arising from alleged violations of Section 36 of the Investment Company Act, 15 U.S.C. § 80a-35(b) and breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices.

The class and derivative actions described above have been transferred to the United District Court for the District of Maryland for coordinated or consolidated pre-trial proceedings. Lead plaintiffs have been appointed and additional defendants have been added (generally consisting of current and former directors and officers of the Companies and entities who timed or facilitated timing in the Excelsior Funds). The seven lawsuits discussed above were consolidated into two new amended complaints, one for the class actions and one for the derivative actions, that were filed on or about September 29, 2004.

The plaintiffs in the consolidated class action are seeking unspecified monetary damages from claimed injuries arising from allegedly illegal and improper mutual fund trading practices, as well as disgorgement of investment advisory fees, rescission and restitution of unspecified funds. The plaintiffs in the consolidated derivative action are seeking on behalf of the Companies unspecified monetary damages for similar claimed injuries, as well as removal of Excelsior Fund directors, removal of U.S. Trust as advisor to the Excelsior Funds, rescission of its investment advisory contracts and disgorgement of management fees and compensation relating to the Excelsior Funds.

The Maryland court is expected to establish a briefing schedule prior to year end for motions to dismiss the actions, and the defendants will not be required to answer the complaints until such motions have been decided. Discovery in the actions is currently stayed, although a motion to lift the stay is expected to be filed on or about December 10, 2004 and decided on or after March 1, 2005.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

9.    Subsequent Events:

Upon the recommendation of the Adviser, the Board of Trustees of the Optimum Growth Fund has determined that it is in the best interests of the Fund and its shareholders to liquidate the Fund. This determination was made after the Fund had been advised by the Trustee of the Defined Benefit Plan for Employees of U.S. Trust Corporation that it has determined to effect a withdrawal of its Fund investment, which currently constitutes approximately 50% of the Fund’s total assets. The Trustees concluded that, because of the small remaining size of the Fund following the redemptions, it was in the best interests of the Fund’s shareholders that the Fund be liquidated and terminated on or about January 31, 2005. The Fund has discontinued accepting requests to purchase shares or process exchanges into the Fund effective November 26, 2004. Share purchases through dividend reinvestment or other automatic contribution programs will continue to be processed through the liquidation date.

Effective December 13, 2004, BISYS Fund Services Ohio, Inc. replaced SEI Investments Global Funds Services as Sub-Administrator of the Trust and Excelsior Fund.

Effective January 1, 2005, BISYS Fund Services Limited Partnership will replace Edgewood Services, Inc. as the Distributor of the Trust and Excelsior Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Excelsior Funds Trust and Excelsior Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Equity, Value and Restructuring, Mid Cap Value, Optimum Growth, Income, Total Return Bond, International Equity, and High Yield Funds (the seven portfolios constituting the Excelsior Funds Trust and one of the portfolios constituting the Excelsior Funds, Inc.) (collectively, the “Funds”) as of March 31, 2004, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended March 31, 2003 of the Funds and the financial highlights for each of the years in the four year period ended March 31, 2003 of the Equity, Value and Restructuring, Mid Cap Value, Optimum Growth, Income, Total Return Bond and International Equity Funds and the financial highlights for each of the years in the two-year period ended March 31, 2003 and the period from October 31, 2000 (commencement of operations) through March 31, 2001 of High Yield Fund were audited by other auditors whose report, dated May 16, 2003, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity, Value and Restructuring, Mid Cap Value, Optimum Growth, Income, Total Return Bond, International Equity, and High Yield Funds as of March 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York December 15, 2004

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Unaudited)

The Funds’ Boards of Directors/Trustees and Joint Audit Committee terminated Ernst & Young, LLP (“E&Y”) as the Funds’ independent registered public accounting firm on October 28, 2004 as a result of concerns regarding their independence at the time of the issuance of their report on the Funds’ March 31, 2004 financial statements. During the period in which E&Y served as independent registered public accounting firm for the Funds, there were no disagreements between E&Y and the Funds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. At the request of the Boards and the Joint Audit Committee, Deloitte & Touche LLP has performed a re-audit of the Funds’ March 31, 2004 financial statements, which had previously been audited by E&Y. That report is included in this annual report.

Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a “Company” and collectively, the “Excelsior Funds Complex”) is set forth below. Directors/Trustees who are not deemed to be “interested persons” of the Excelsior Funds Complex as defined in the 1940 Act are referred to as “Independent Board Members.” Directors/Trustees who are deemed to be “interested persons” of the Excelsior Funds Complex are referred to as “Interested Board Members.” The following information is as of December 15, 2004.

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
DIRECTORS

INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 73	Director/Trustee Chairman of the Boards	Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	31	None.

Rodman L. Drake Age: 61	Director/Trustee	Since 1994	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	31	Director, Parsons Brinkerhoff, Inc. (engineering firm) (since 1995); Director, Clean Fuels Technology Corp. (since 1998); Director and Chairman, Hyperion Total Return Fund, Inc., Hyperion Strategic Mortgage Fund Inc., and Hyperion 2005 Term Trust Inc. (since 1991); Director, Jackson Hewitt Inc. (since June 2004).

Mel Hall Age: 59	Director/Trustee	Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chief Executive Officer, Comprehensive Health Services, Inc. (health care management and administration) (since 1991).	31	Chairman, Comprehensive Health Services, Inc. (since 1991).

Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited) (Continued)

Name, Address(1), Age	Position(s) Held with the Company	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
Roger M. Lynch Age: 64	Director/Trustee	Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	31	Director, SLD Commodities, Inc. (importer of nuts) (since 1991).

Jonathan Piel Age: 65	Director/Trustee	Since 1994	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994).	31	None.

INTERESTED BOARD MEMBER(5)
James L. Bailey 114 West 47th Street New York, NY 10036 Age: 59	Director/Trustee	Since February 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	31	None.

OFFICERS
Mary Martinez 114 West 47th Street New York, NY 10036 Age: 44	President	Since July 2004	Managing Director of United States Trust Company of New York (since 2003) and Chief Executive Officer of National Private Banking (since October 2004); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (from 1998 to 2003).	N/A	N/A

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Age: 43	Vice President	Since February 2004	Managing Director of United States Trust Company of New York (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

Agnes Mullady 225 High Ridge Road Stamford, CT 06905 Age: 45	Treasurer/Chief Financial and Chief Accounting Officer	Since February 2004	Senior Vice President, U.S. Trust Company, N.A. (since 2004); Chief Financial Officer, AMIC Distribution Partners (from 2002 to 2004); Controller Reserve Management Corporation, Reserve Management Company, Inc. and Reserve Partners, Inc. (from 2000 to 2002); Vice President and Treasurer, Northstar Funds; Senior Vice President and Chief Financial Officer, Northstar Investment Management Corp.; President and Treasurer, Northstar Administrators Corp.; and Vice President and Treasurer, Northstar Distributors, Inc. (from 1993 to 2000).	N/A	N/A

Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited) (Continued)

Name, Address(1), Age	Position(s) Held with the Company	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
Scott Rhodes 225 High Ridge Road Stamford, CT 06905 Age: 45	Vice President and Assistant Treasurer	Since November 2004	Vice President, U.S. Trust Company, N.A. (since August 2004); Vice President, BlackRock Financial Management Inc. (2004); Controller Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer, American Skandia Trust and American Skandia Advisor Funds, Inc. (from 1996 to 2003).	N/A	N/A

Alexandra Poe 114 West 47th Street New York, NY 10036 Age: 44	Secretary and Chief Legal Officer	Since May 2004	Senior Vice President and Assistant General Counsel, United States Trust Company of New York (since May 2004); Chief Legal Officer for Managed Accounts and Alternative Investment Strategies, Prudential Investments (from 2001 to 2004); Senior Vice President and General Counsel, US Investment Management and Global Hedge Funds and President of the Schroder Mutual Funds, Schroders (from 1996 to 2001).	N/A	N/A

Sharon M. Davison 114 West 47th Street New York, NY 10036 Age: 50	Chief Compliance Officer	Since September 2004	Senior Vice President of U.S. Trust Company of New York (since 2001); Director of Securities and Corporate Compliance (since 2001); Director of Special Investigations—New York Stock Exchange Division of Market Surveillance (from 2000 to 2001); Senior Counsel—New York Stock Exchange Division of Market Surveillance (from 1997 to 2000).	N/A	N/A

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Age: 46	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT 06905.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of December 15, 2004, the Excelsior Funds Complex consisted of 31 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

Federal Tax Information: (Unaudited)

For the year ended March 31, 2004, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the percentage of dividends that qualify for the Qualifying Dividend Income, the designation of 20% and 15% long-term capital gains, the amounts expected to be passed through to shareholders as foreign tax credits and the percentage of income earned from direct Treasury obligations are approximated as follows:

	Dividends Received Deduction	Qualifying Dividend Income(1)	20% Long-Term Capital Gain	15% Long-Term Capital Gain	Foreign Tax Credit	Treasury Income Earned
Equity Fund	99.31%	100.00%	—	—	—	—
Value and Restructuring Fund	99.51	100.00	—	—	—	—
Mid Cap Value Fund	99.85	100.00	—	—	—	—
Optimum Growth Fund	100.00	100.00	—	—	—	—
Income Fund	—	—	$191,235	$46,328	—	2.80%
Total Return Bond Fund	—	—	2,918,851	255,024	—	16.35
International Equity Fund	—	100.00	—	—	$82,541	—
High Yield Fund	—	—	—	—	—	1.00

(1)	Created by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In addition, for the year ended March 31, 2004, gross income derived from sources within foreign countries for the International Equity Fund amounted to approximately $879,000.

AR-Inst-1204-42599

INTERNATIONAL PORTFOLIOS

ANNUAL REPORT

March 31, 2004

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call 1-800-446-1012, from overseas, call 617-483-7297.

Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-446-1012, and (ii) on the Excelsior Funds’ website.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Excelsior Funds, Inc. is distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. at the following address:

Excelsior Funds

P.O. Box 8529

Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, N.A., THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

LETTER TO SHAREHOLDERS

December 15, 2004

Dear Valued Excelsior Shareholder:

We are reissuing our 2004 annual report following the termination of Ernst & Young (“E&Y”) as the Funds’ auditor. As previously communicated, on October 28, 2004 the Funds’ Boards of Directors/Trustees terminated E&Y as the Funds’ independent registered public accounting firm as a result of concerns regarding their independence at the time of the issuance of their report. The Boards and their Chief Financial Officer have reviewed the Funds March 31, 2004 financial statements and have concluded that they fairly represent, in all material respects, the financial position of the Funds.

In addition, the Boards of the Funds engaged Deloitte & Touche (“D&T”) as the Funds’ independent registered public accounting firm, and D&T has performed a re-audit of the Funds’ March 31, 2004 financial statements. As stated in the enclosed report, in Deloitte & Touche’s opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2004.

At Excelsior we are committed to helping our shareholders’ long term investments grow. We are defined by our ability to give our shareholders the reassurance and comfort of a steady return over the long term. As always, we value your confidence in selecting Excelsior to fulfill your investment needs.

Sincerely,

Mary Martinez

President

1

EXCELSIOR FUNDS, INC. ADVISER’S INTERNATIONAL EQUITY MARKETS REVIEW

The close of the fiscal year on March 31, 2004, marked the ending of an especially strong year for the International equity markets.

In the fiscal first quarter, for instance, international equity markets caught up with the U.S. equity markets, thanks to a sustained rally and the strengthening Euro. Latin American markets led the way, followed by Europe, and Asia lagged, but began to recover as SARS came under control.

The positive performance picked up considerably in the fiscal second quarter. Actually, with the close of the three month period, international markets had outperformed the U.S. since the U.S. dollar peaked in early 2002. The rebound was led by Asia, in particular Hong Kong, Taiwan and Japan, reflecting recovery after a SARS-depressed first fiscal quarter. Japan was up a full 43% since its low at the end of April 2003. Europe remained closely correlated to the U.S. market, but valuations began to look stretched.

The international equity environment continued to improve, as the fiscal third quarter saw a remarkable upturn in global markets led by Latin America, Thailand, India, and Continental Europe (especially Germany). Globally, the best-performing sectors in the fiscal third quarter were materials, energy, telecoms and industrials; the weakest were health care, consumer staples, and technology.

For the fiscal fourth quarter, for international equity markets, most all of the returns came from Asia. That said, Asia did start the quarter off quite erratically as the liquidity-led rally continued in Hong Kong and China shares, but came to an abrupt end in February. On the other hand, Japan did quite poorly through February as banks sold cross shareholdings before the fiscal year end. However, as the quarter came to a close, performance in Japan turned positive. The terrorist issues that weighed more heavily on the European markets did have some effect, however brief, on Japan as well.

2

EXCELSIOR FUNDS, INC. INTERNATIONAL FUND

For the twelve months ended March 31, 2004, the Fund realized a total return of 66.51%* as compared with 57.51%** for the MSCI-EAFE Index and 59.91%*** for the MSCI-ACWI Free ex U.S. Index and ranked 78 out of 847 funds, based on total return, in the Lipper International Funds category**** for the same one year period. The Fund ranked 287 and 98 among 495 and 124 funds, in the same Lipper category for the five and ten years ended March 31, 2004, with cumulative returns of 1.28%* and 38.29%,* respectively. The Fund’s exposure to Asian markets—which was kept close to a market weight—aided performance during the first three fiscal quarters. Although we did begin to sell some of these positions down in the fiscal third quarter, a seasonal sell-off in Japan in the fiscal fourth quarter still saw some of the year’s earlier gains evaporate. Nevertheless, for the fiscal year as a whole, the Fund’s overweight in the emerging markets and underweight in the U.K. aided Fund performance. Looking at the Fund performance quarter by quarter, Fund performance kept pace with rallying markets and recouped earlier weakness in the first three months of the fiscal year. Sector wise, technology, financials, and consumer discretionary did well, while staples, healthcare, and energy underperformed. In Europe we added Euro-neutral names or special turnaround situations. The Fund had a higher-than-usual weight in Japan. In the fiscal second quarter, the Fund bettered the MSCI-EAFE Index and MSCI-ACWI Free ex U.S. Index, its benchmarks, as small- and mid-cap stocks performed particularly well. On a sector basis, consumer discretionary, financials and utilities helped, while the underweight in technology hurt. As in the previous quarter, we continued to balance the Fund between defensives and recovery beneficiaries; new names were either recovery beneficiaries and/or value names with good yield support. We sold two names in Europe, both in the consumer staples sector. We also continued to trim financials due to stock performance. Many individual additions were in Japan. In the fiscal third quarter, nine of the Fund’s top ten contributors were European holdings. Eight of the top ten losers were Asian, including six Japanese, most likely a reaction to preceding gains. Globally, the best-performing sectors in the quarter were materials, energy, telecoms and industrials; the weakest were healthcare, consumer staples, and technology. The Fund was well positioned, as it was gradually shifted to become less defensive and more oriented toward recovery beneficiaries. In the final fiscal quarter, Fund activity was heavy as we increased our exposure to the U.K. and Japan, reflecting our strategy of investing closely around the benchmark weightings for regions. We maintained essentially a market weight in Japan.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—Morgan Stanley Capital International EAFE (Europe, Australia, Asia, Far East) Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
***	Source: Morgan Stanley & Co., Incorporated—Morgan Stanley Capital International All Country World Index Free ex U.S. is a widely accepted, unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.
****	Source: Lipper, Inc.—Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
†	Currently certain fees are waived. Had such fees not been waived returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee accrued on redemption of shares which was implemented effective June 1, 2000.

3

EXCELSIOR FUNDS, INC. PACIFIC/ASIA FUND

For the twelve months ended March 31, 2004, the Fund realized a total return of 62.00%* versus 67.51%** for the MSCI-AC Asia Pacific Free Index and ranked 22 out of 41 funds, based on total return, in the Lipper Pacific Region Funds category*** for the same one year period. The Fund ranked 7 and 6 among 26 and 8 funds, in the same Lipper category for the five and ten years ended March 31, 2004, with cumulative returns of 35.42%* and 8.31,* respectively. The start of the fiscal year saw a pickup in Asian equity markets generally and for the Fund in particularly. In this period, we began to move the Fund away from its more defensive positioning and into more companies leveraged to global growth and a turnaround in the Japanese economy. This repositioning continued into the fiscal second quarter, as did the emphasis upon Japan—which aided Fund performance in the period. In the more volatile fiscal third quarter, we dramatically raised the Fund’s exposure to technology, specifically in two areas: inputs to the manufacture of semiconductors and the manufacturing process for flat panel LCD screens. We cut back the Fund’s exposure to some of the more defensive stocks that it had owned. By quarter end, the Fund had been positioned aggressively to participate in what we felt would be an ongoing recovery in capital spending globally and one specifically benefiting spending on technology by both corporations and consumers. In the fiscal fourth quarter, this strategy—particularly the increased exposure to Japan (52% of assets)—began to pay off. The Fund finished the fiscal year overweight versus our benchmark in Thailand, India, Hong Kong, Indonesia, Taiwan, China and Korea. A significant amount of restructuring was done to the Fund, primarily along the lines of further repositioning the Japan exposure towards our perception of stronger economic growth and, in particular, growth in consumer spending.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—The Morgan Stanley Capital International All Country Asia Pacific Free Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 10 developed and emerging market countries: China Free, Hong Kong, Japan, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. The Index aims to capture 85% of the free float adjusted market capitalization in each industry group, in each country, for those securities not subject to foreign ownership restrictions. The Index includes dividends reinvested.
***	Source: Lipper, Inc.—Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee accrued on redemption of shares which was implemented effective June 1, 2000.

4

EXCELSIOR FUNDS, INC. PAN EUROPEAN FUND

For the twelve months ended March 31, 2004, the Fund’s total return was 68.42%* strongly outpacing the MSCI Europe Index’s return of 53.95%**. In the first fiscal quarter, European equities rallied. As we were not convinced that this was a lasting turn in the market, we continued to balance the Fund between defensives and recovery beneficiaries. Sector wise, technology, financials, and consumer discretionary did well, while staples, healthcare, and energy underperformed. European equity performance slowed considerably in the fiscal second quarter, though it remained positive. The small- and mid-caps stocks were the standout performers, and the Fund’s mid-cap bias helped performance. Sector wise, technology, materials, and industrials were strongest, with semiconductors the best at the industry group level. Utilities, energy, and telecoms did the worst, all three ending the quarter down. The Fund’s sector positioning helped performance: Of the six sectors mentioned above, the Fund was only poorly positioned in one, due to an underweight in technology. The sluggish fiscal second quarter gave way to a rally in the fiscal third quarter, however. For the Fund, on a sector basis, materials, telecommunications, and financials proved strongest. Information technology, consumer staples, and healthcare did the worst. The Fund’s sector positioning helped somewhat, as it was adequately positioned in four of the six sectors mentioned above. For the fiscal fourth quarter, after a positive beginning, the financial markets rolled over in March on the back of renewed terrorism. Sector wise, information technology led performance, followed by utilities. Conversely, materials, health care, and financials did the worst. The Fund’s underweight in technology hurt the Fund’s performance. Stock picking, however, allowed the Fund to make up for the underweight in technology.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—Morgan Stanley Capital International Europe Index is a widely accepted, unmanaged index composed of a sample of companies representative of the market structure of 15 European countries. The Index includes dividends reinvested.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee accrued on redemption of shares which was implemented effective June 1, 2000.

5

EXCELSIOR FUNDS, INC. EMERGING MARKETS FUND

For the twelve months ended March 31, 2004, the Fund realized a total return of 87.57%* versus 82.14%** for the MSCI EMF (Emerging Markets Free) Index and ranked 23 out of 178 funds, based on total return, in the Lipper Emerging Markets Funds category*** for the same one year period. The Fund’s longer term performance has been strong as well, ranking 31 out of 115 funds in the same Lipper category for the five years ended March 31, 2004, with a cumulative return of 93.24%.* In the fiscal first quarter, international markets performed well, and the emerging markets kept pace. Russia, a longtime Fund overweight, performed especially well. Despite the outbreak of SARS, Thailand and Indonesia, Fund overweights, performed well; Chinese stocks, also a Fund overweight, were most affected by SARs, but nonetheless performed well over the year. Korea recovered to be one of the stronger markets in Asia; Fund investments in Korea had been increased significantly at the start of the second quarter. Strong performance for emerging markets and the Fund continued in the fiscal second quarter. The increased Korea weighting continued to aid Fund performance. India, also, was a standout performer, and our holdings benefited accordingly. The Fund continued to outperform in the fiscal third quarter, which we attribute largely to country allocation and stock picking. The Fund was overweight Latin America, namely Brazil and Mexico—a plus for the Fund’s performance. From a sector standpoint, the Fund benefited from a pickup in metal stocks. Banks were a major overweight and contributed to the outperformance as well. In the final fiscal quarter, the portfolio benefited from its overweight in telecommunications stocks, which saw a general pickup in the period. Regionally, the Fund benefited from investments in Central Europe. In Asia, the Fund had an overweight in Taiwan preceding the conflicted Presidential elections, which detracted from performance. Mexico was the primary overweight in Latin America and one of the major overweights for the Fund in general, which benefited Fund performance.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 1/2/98 (inception date). For comparative purposes, the value of the index on 12/31/97 is used as the beginning value on 1/2/98. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Morgan Stanley & Co., Incorporated—Morgan Stanley Capital International EMF (Emerging Markets Free) Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 26 global emerging market countries. The Index includes dividends reinvested.
***	Source: Lipper, Inc.—Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns do not reflect the 2% fee accrued on redemption of shares which was implemented effective June 1, 2000.

6

Excelsior Funds, Inc.

Statements of Assets and Liabilities

March 31, 2004

	International Fund	Pacific/Asia Fund	Pan European Fund	Emerging Markets Fund
ASSETS:
Investments, at cost–see accompanying portfolios of investments	$102,439,158	$95,409,358	$29,539,634	$162,134,425

Investments, at value (excluding repurchase agreements) (Note 1)	$126,545,039	$106,958,646	$33,205,876	$189,012,687
Repurchase agreements, at value (Note 1)	3,545,000	7,698,000	—	16,410,000
Foreign currency (cost $0, $395,931, $0, and $2,423,174, respectively)	—	405,305	—	2,441,236
Cash	—	—	—	491
Dividends receivable	351,147	286,358	123,180	337,673
Interest receivable	71	154	—	328
Receivable for investments sold	187,344	348,825	655,775	—
Receivable for fund shares sold	51,482	420,276	3,395	1,480,344
Withholding tax receivable	163,764	—	47,917	—
Unrealized appreciation on forward foreign currency exchange contracts (Note 1)	2,812	11,237	—	—

Total Assets	130,846,659	116,128,801	34,036,143	209,682,759
LIABILITIES:
Payable for fund shares redeemed	709	5,564	19,639	146,452
Payable for investments purchased	295,631	992,245	—	—
Due to custodian bank	6,103	11,216	394,833	—
Foreign taxes payable	238,711	139,060	—	169,157
Investment advisory fees payable (Note 2)	106,839	92,647	37,530	90,507
Administration fees payable (Note 2)	17,094	14,173	4,892	26,477
Shareholder servicing fees payable (Note 2)	2,656	790	5	20,020
Directors’ fees payable (Note 2)	107	132	82	251
Accrued expenses and other payables	34,485	37,830	11,102	68,708
Unrealized depreciation on forward foreign currency exchange contracts (Note 1)	1,741	4,982	903	—

Total Liabilities	704,076	1,298,639	468,986	521,572

NET ASSETS	$130,142,583	$114,830,162	$33,567,157	$209,161,187

NET ASSETS consist of:
Undistributed net investment income	$27,632	$105,379	$288,589	$—
Accumulated net realized (loss) on investments and foreign currency translations	(115,257,820)	(29,673,202)	(33,792,877)	(5,686,136)
Unrealized appreciation of investments and foreign currency translations	27,440,147	19,121,280	3,672,309	43,138,897
Par value (Note 5)	11,539	13,613	3,757	27,266
Paid-in capital in excess of par value	217,921,085	125,263,092	63,395,379	171,681,160

Total Net Assets	$130,142,583	$114,830,162	$33,567,157	$209,161,187

Shares of Common Stock Outstanding (Note 5)	11,539,476	13,612,586	3,756,916	27,265,610
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):	$11.28	$8.44	$8.93	$7.67

See Notes to Financial Statements.

7

Excelsior Funds, Inc.

Statements of Operations

Year Ended March 31, 2004

	International Fund	Pacific/Asia Fund	Pan European Fund	Emerging Markets Fund
INVESTMENT INCOME:
Dividend income	$2,705,403	$1,076,860	$723,006	$2,527,231
Interest income	19,875	22,366	7,242	49,116
Less: Foreign taxes withheld	(249,058)	(83,274)	(64,045)	(218,208)

Total Income	2,476,220	1,015,952	666,203	2,358,139
EXPENSES:
Investment advisory fees (Note 2)	1,081,650	620,191	258,557	1,197,692
Administration fees (Note 2)	216,331	124,039	51,712	191,632
Custodian fees	108,442	71,617	35,625	131,557
Shareholder servicing fees (Note 2)	99,859	70,715	19,011	167,211
Transfer agent fees (Note 2)	41,505	35,882	30,315	69,419
Legal and audit fees	24,913	21,962	6,361	27,077
Registration and filing fees	17,369	14,378	11,543	19,716
Shareholder reports	8,655	9,416	4,476	22,906
Directors’ fees and expenses (Note 2)	3,063	1,530	775	2,231
Miscellaneous expenses	10,379	7,466	2,297	8,399

Total Expenses	1,612,166	977,196	420,672	1,837,840
Fees waived and reimbursed by :
Investment adviser (Note 2)	(80,905)	(57,664)	(22,226)	(217,446)
Administrator (Note 2)	(43,266)	(24,808)	(10,342)	(38,326)

Net Expenses	1,487,995	894,724	388,104	1,582,068

NET INVESTMENT INCOME	988,225	121,228	278,099	776,071

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (Note 1):
Net realized gain (loss):
Security transactions	(2,877,833)	3,262,127	(4,115,949)	1,658,466
Foreign currency transactions	25,039	(9,432)	10,657	(592)

Total net realized gain (loss)	(2,852,794)	3,252,695	(4,105,292)	1,657,874
Change in unrealized appreciation/depreciation of investments and foreign currency translations during the year (net of foreign tax on unrealized appreciation: $108,139, $139,060, $0, and $143,600, respectively)	54,917,465	22,866,250	15,923,756	47,032,218

Net realized and unrealized gain on investments and foreign currency transactions	52,064,671	26,118,945	11,818,464	48,690,092

Net increase in net assets resulting from operations	$53,052,896	$26,240,173	$12,096,563	$49,466,163

See Notes to Financial Statements.

8

Excelsior Funds, Inc.

Statements of Changes in Net Assets

	International Fund	Pacific/Asia Fund	Pan European Fund	Emerging Markets Fund
Year Ended March 31, 2004
Net investment income	$988,225	$121,228	$278,099	$776,071
Net realized gain (loss) on security and foreign currency transactions	(2,852,794)	3,252,695	(4,105,292)	1,657,874
Change in unrealized appreciation/depreciation of investments and foreign currency translations during the year	54,917,465	22,866,250	15,923,756	47,032,218

Net increase in net assets resulting from operations	53,052,896	26,240,173	12,096,563	49,466,163
Distributions to shareholders:
From net investment income	(926,946)	—	(258,021)	(925,467)

Total distributions to shareholders	(926,946)	—	(258,021)	(925,467)
Increase (decrease) in net assets from fund share transactions (Note 5)	(11,662,599)	61,259,593	(1,026,391)	130,571,102

Net increase in net assets	40,463,351	87,499,766	10,812,151	179,111,798
NET ASSETS:
Beginning of year	89,679,232	27,330,396	22,755,006	30,049,389

End of year (1)	$130,142,583	$114,830,162	$33,567,157	$209,161,187

(1) Including undistributed net investment income	$27,632	$105,379	$288,589	$—

Year Ended March 31, 2003
Net investment income	$730,258	$45,174	$304,628	$125,495
Net realized (loss) on security and foreign currency transactions	(40,833,620)	(3,116,278)	(11,359,148)	(3,716,893)
Change in unrealized appreciation/depreciation of investments and foreign currency translations during the year	(7,090,673)	(4,912,162)	(6,167,979)	(1,324,612)

Net (decrease) in net assets resulting from operations	(47,194,035)	(7,983,266)	(17,222,499)	(4,916,010)
Distributions to shareholders:
From net investment income	(498,214)	(230,735)	(200,073)	(45,117)
Increase (decrease) in net assets from fund share transactions (Note 5)	(29,908,906)	12,003,676	(17,770,667)	12,163,646

Net increase (decrease) in net assets	(77,601,155)	3,789,675	(35,193,239)	7,202,519
NET ASSETS:
Beginning of year	167,280,387	23,540,721	57,948,245	22,846,870

End of year (2)	$89,679,232	$27,330,396	$22,755,006	$30,049,389

(2) Including undistributed (distributions in excess of) net investment income	$(58,686)	$(6,417)	$257,853	$32,505

See Notes to Financial Statements.

9

Excelsior Funds, Inc.

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments
INTERNATIONAL FUND — (7/21/87*)
Year Ended March 31,
2000	$12.52	$(0.03)		$7.57		$7.54	—	$(0.04)
2001	20.02	(0.05)		(7.49)		(7.54)	$(0.13)	(0.60)
2002	11.75	0.03		(1.43)		(1.40)	(0.08)	(0.52)
2003	9.75	0.10		(2.99)		(2.89)	(0.03)	—
2004	6.83	0.09		4.44		4.53	(0.08)	—
PACIFIC/ASIA FUND — (12/31/92*)
Year Ended March 31,
2000	$6.61	$0.02		$5.26		$5.28	—	—
2001	11.89	(0.06	)(2)	(4.88	)(2)	(4.94)	$(0.36)	—
2002	6.59	0.02	(2)	0.09	(2)	0.11	(0.02)	—
2003	6.68	0.01	(2)	(1.43	)(2)	(1.42)	(0.05)	—
2004	5.21	0.01	(2)	3.22	(2)	3.23	—	—
PAN EUROPEAN FUND — (12/31/92*)
Year Ended March 31,
2000	$12.39	$(0.03)		$4.90		$4.87	—	$(1.30)
2001	15.96	(0.05)		(5.12)		(5.17)	$(0.03)	(1.32)
2002	9.44	0.02		(0.77)		(0.75)	—	(0.56)
2003	8.13	0.07		(2.81)		(2.74)	(0.03)	—
2004	5.36	0.10		3.54		3.64	(0.07)	—
EMERGING MARKETS FUND — (01/02/98*)
Year Ended March 31,
2000	$4.04	$(0.02)		$3.35		$3.33	$(0.02)	—
2001	7.35	(0.01)		(2.91)		(2.92)	—	—
2002	4.43	0.01		0.53		0.54	(0.02)	—
2003	4.95	0.02		(0.84)		(0.82)	(0.01)	—
2004	4.12	0.05		3.55		3.60	(0.05)	—

* Commencement of Operations

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Total returns do not reflect the 2% fee accrued on redemption of shares which was implemented effective June 1, 2000.

See Notes to Financial Statements.

10

Total Distributions	Net Asset Value, End of Year	Total Return(3)	Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate	Fee Waivers (Note 2)

$(0.04)	$20.02	60.30%	$473,773	1.40%	1.51%	(0.36)%	25%	$0.01
(0.73)	11.75	(38.41)%	302,067	1.41%	1.53%	(0.29)%	55%	0.02
(0.60)	9.75	(12.25)%	167,280	1.23%	1.53%	0.44%	50%	0.03
(0.03)	6.83	(29.72)%	89,679	1.40%	1.57%	0.55%	73%	0.01
(0.08)	11.28	66.51%	130,143	1.38%	1.49%	0.92%	58%	0.01

—	$11.89	79.88%	$88,535	1.49%	1.58%	(0.48)%	105%	—
$(0.36)	6.59	(41.79)%	31,995	1.50%	1.68%	(0.63)%	75%	$0.02
(0.02)	6.68	1.62%	23,541	1.43%	1.74%	0.35%	94%	0.02
(0.05)	5.21	(21.44)%	27,330	1.51%	1.66%	0.15%	73%	0.01
—	8.44	62.00%	114,830	1.45%	1.58%	0.20%	58%	0.01

$(1.30)	$15.96	42.77%	$195,424	1.43%	1.50%	(0.21)%	46%	$0.01
(1.35)	9.44	(34.77)%	111,660	1.45%	1.52%	(0.34)%	43%	0.01
(0.56)	8.13	(8.26)%	57,948	1.39%	1.51%	0.27%	29%	0.01
(0.03)	5.36	(33.82)%	22,755	1.39%	1.49%	0.73%	32%	0.01
(0.07)	8.93	68.42%	33,567	1.50%	1.63%	1.08%	77%	0.01

$(0.02)	$7.35	82.77%	$17,203	1.65%	2.03%	(0.60)%	57%	$0.01
—	4.43	(39.73)%	12,258	1.65%	2.09%	(0.16)%	30%	0.02
(0.02)	4.95	12.16%	22,847	1.59%	1.93%	0.78%	31%	0.01
(0.01)	4.12	(16.62)%	30,049	1.61%	1.84%	0.51%	43%	0.01
(0.05)	7.67	87.57%	209,161	1.65%	1.92%	0.81%	14%	0.02

See Notes to Financial Statements.

11

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

International Fund

Shares		Value (Note 1)
COMMON STOCKS — 94.36%
	AUSTRALIA — 0.64%
31,763	Rio Tinto Ltd.	$ 834,424

	BELGIUM — 3.19%
60,700	Dexia	1,050,287
5,630	Electrabel	1,833,457
59,900	Fortis	1,273,472

		4,157,216

	BRAZIL — 0.78%
26,500	Aracruz Celulose S.A. ADR	1,013,625

	CANADA — 2.57%
95,300	Barrick Gold Corp.	2,266,234
39,168	Suncor Energy, Inc.	1,071,998

		3,338,232

	CHILE — 0.50%
14,580	Vina Concha y Toro S.A. ADR	645,894

	CHINA — 1.48%
1,126,000	CNOOC Ltd.	480,542
5,764	Huaneng Power International, Inc. ADR	451,436
1,121,300	People’s Food Holdings Ltd.	996,711

		1,928,689

	FINLAND — 0.74%
94,600	Fortum Oyj	967,233

	FRANCE — 5.73%
20,600	Aventis S.A.	1,583,474
39,500	BNP Paribas	2,413,971
21,400	†Cie Generale De Geophysique S.A.	963,838
13,602	TotalFinaElf S.A.	2,497,295

		7,458,578

	GERMANY — 6.43%
8,430	Adidas-Salomon AG	980,435
9,900	Depfa Bank plc	1,557,262
44,135	Fielmann AG	2,340,348
11,930	Muenchener Rueckversicherungs AG	1,324,894
198,900	SGL Carbon AG	2,163,189

		8,366,128

	GREECE — 0.66%
60,600	Hellenic Telecommunications Organization S.A.	854,931

Shares		Value (Note 1)
COMMON STOCKS — (continued)
	HONG KONG — 1.20%
520,500	Cafe de Coral Holdings Ltd.	$ 527,775
1,521,407	Convenience Retail Asia Ltd.	507,715
301,700	Hong Kong & China Gas	520,834

		1,556,324

	INDIA — 2.63%
70,721	Gujarat Ambuja Cements Ltd. GDR	480,973
48,000	@India Fund, Inc.	1,262,400
43,100	‡State Bank of India GDR	1,680,900

		3,424,273

	INDONESIA — 1.13%
21,900	Freeport-McMoRan Copper & Gold, Inc., Class B	856,071
753,200	PT Telekomunikasi Indonesia	615,683

		1,471,754

	IRELAND — 2.46%
200,263	Anglo Irish Bank Corp. plc	3,199,341

	ITALY — 5.09%
88,400	†Autogrill S.p.A.	1,274,285
915,200	Cassa di Risparmio di Firenze S.p.A.	1,642,046
143,300	ENI S.p.A.	2,881,018
49,850	Permasteelisa S.p.A.	831,920

		6,629,269

	JAPAN — 19.56%
15,600	Aflac, Inc.	626,184
397	Can Do Co., Ltd.	1,022,694
20,500	Canon, Inc.	1,062,095
203,063	Chiyoda Corp.	1,465,856
47,300	Daikin Industries Ltd.	1,191,195
14,500	Don Quijote Co., Ltd.	961,696
142	Faith Inc.	986,841
52,000	Hitachi High-Technologies Corp.	828,721
48,200	Honda Motor Co., Ltd. ADR	1,115,348
111,500	Japan Securities Finance Co., Ltd.	711,645
41,000	JSR Corp.	878,839
4,900	Keyence Corp.	1,194,444
63	Millea Holdings, Inc.	981,016

See Notes to Financial Statements.

12

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

International Fund — (continued)

Shares		Value (Note 1)
COMMON STOCKS — (continued)
	JAPAN — (continued)
89,100	Mimasu Semiconductor Industry Co., Ltd.	$ 1,294,941
150	Mitsubishi Tokyo Financial Group, Inc.	1,485,077
212,700	Mitsui Osk Lines Ltd.	1,095,854
98,700	Nissan Motor Co., Ltd.	1,105,258
30,700	Nomura Holdings Inc.	559,201
143,000	Sharp Corp.	2,555,265
96,100	Sumitomo Trust & Banking Co., Ltd.	640,143
94,400	Toppan Printing Co., Ltd.	1,216,806
50,600	Toys R Us Japan Ltd.	1,259,711
82,400	Yokogawa Electric Corp.	1,222,912

		25,461,742

	MEXICO — 0.72%
26,900	Telefonos de Mexico S.A. de C.V., Class L, ADR	939,079

	NETHERLANDS — 1.74%
60,900	†ASML Holding NV	1,115,864
28,800	Heineken NV	1,153,790

		2,269,654

	NORWAY — 2.08%
280,500	Telenor ASA	1,944,668
104,200	†Yara International ASA	755,793

		2,700,461

	RUSSIA — 2.30%
16,470	Lukoil Co. ADR	2,045,574
12,400	MMC Norilsk Nickel ADR	952,320

		2,997,894

	SOUTH KOREA — 2.44%
56,298	Kortek Corp.	215,331
5,940	Samsung Electronics	2,963,653

		3,178,984

	SPAIN — 2.46%
25,200	Fomento de Construcciones Y Contratas S.A.	915,732
45,000	Repsol YPF S.A.	932,366
89,384	Telefonica S.A.	1,352,180

		3,200,278

	SWEDEN — 0.49%
161,000	†Ortivus AB	634,068

Shares		Value (Note 1)
COMMON STOCKS — (continued)
	SWITZERLAND — 6.35%
7,400	†Banque Cantonale Vaudoise	$ 1,025,141
105	Lindt & Spruengli AG (Registered Shares)	1,054,683
36,680	Novartis AG (Registered Shares)	1,557,709
25,400	Roche Holding AG	2,481,154
28,900	UBS AG (Registered Shares)	2,146,655

		8,265,342

	TAIWAN — 2.57%
88,300	AU Optronics Corp. ADR	1,845,470
122,700	@iShares MSCI Taiwan Index Fund	1,494,486

		3,339,956

	THAILAND — 2.22%
2,031,200	Dhipaya Insurance Public Co., Ltd. (Foreign Shares)	940,897
127,300	Siam Cement Public Co., Ltd. (Foreign Shares)	810,003
501,600	Siam Commercial Bank Public Co., Ltd. (Foreign Shares)	568,114
963,600	Thai Union Frozen Products Public Co., Ltd. (Foreign Shares)	568,987

		2,888,001

	UNITED KINGDOM — 16.20%
99,800	Alliance Unichem plc	1,064,738
402,707	BAE Systems plc	1,487,631
299,000	BG Group plc	1,787,305
70,500	Carpetright plc	1,302,163
172,500	Davis Service Group plc	1,176,178
351,700	†easyJet plc	1,984,362
68,815	GlaxoSmithKline plc	1,350,717
180,600	Lloyds TSB Group plc	1,372,472
54,445	Reckitt Benckiser plc	1,345,830
60,414	Royal Bank of Scotland Group plc	1,840,908
397,610	Serco Group plc	1,593,030
336,800	†Stolt Offshore S.A.	981,088
1,018,173	Vodafone Group plc	2,409,234
301,800	William Morrison Supermarkets	1,388,045

		21,083,701

	TOTAL COMMON STOCKS (Cost $96,365,208)	122,805,071

See Notes to Financial Statements.

13

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

International Fund — (continued)

Shares		Value (Note 1)
PREFERRED STOCKS — 2.87%
	GERMANY — 2.21%
1,233	Porsche AG	$ 744,010
57,300	Prosieben SAT.1 Media AG	1,133,697
23,400	Rhoen Klinikum AG-Vorzugsakt	998,129

		2,875,836

	SOUTH KOREA — 0.66%
39,235	Hyundai Motor Co., Ltd.	864,132

	TOTAL PREFERRED STOCKS (Cost $2,528,950)	3,739,968

Principal Amount
REPURCHASE AGREEMENT — 2.73%
	UNITED STATES — 2.73%
$3,545,000	JP Morgan Chase Securities, Inc. 0.72%, dated 3/31/04, due 4/1/04, to be repurchased at $3,545,071 (collateralized by U.S. Government Agency Obligations, total market value $3,599,302) (Cost $3,545,000)	$ 3,545,000

TOTAL INVESTMENTS## (Cost $102,439,158)	99.96%	$130,090,039
OTHER ASSETS AND LIABILITIES (NET)	0.04	52,544

NET ASSETS (NET)	100.00%	$130,142,583

ADR—American Depositary Receipt

†	Non-income producing security

plc—public limited company

@	Registered Investment Company

GDR—Global Depositary Receipt

‡	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, this security amounted to $1,680,900 or 1.29% or net assets.
##	The Fund also owns 25,200 Rights in Companhia Vale do Rio Doce which are fair valued at zero. Such rights are valued using methods determined in good faith by the Valuation Committee of the Board of Directors.

See Notes to Financial Statements.

14

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

International Fund — (continued)

At March 31, 2004, sector diversification of the Fund's investment portfolio was as follows:

Sector Diversification	% of Net Assets	Market Value
Financials	21.84%	$28,424,041
Consumer Discretionary	13.56	17,653,176
Energy	11.54	15,016,889
Technology	8.76	11,409,105
Capital Goods	7.83	10,187,831
Health Care	7.43	9,669,991
Telecommunications	7.11	9,249,471
Consumer Staples	6.41	8,340,498
Materials	3.77	4,909,049
Industrials	3.51	4,576,134
Utilities	3.10	4,028,638
Repurchase Agreement	2.73	3,545,000
Transportation	2.37	3,080,216

Total Investments	99.96%	$130,090,039
Other Assets and Liabilities (Net)	0.04	52,544

Net Assets	100.00%	$130,142,583

See Notes to Financial Statements.

15

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Pacific/Asia Fund

Shares		Value (Note 1)
COMMON STOCKS — 91.15%
	AUSTRALIA — 1.03%
44,826	Rio Tinto Ltd.	$ 1,177,594

	CHINA — 6.11%
5,209,887	Champion Technology Holding	1,016,420
15,700	CNOOC Ltd. ADR	675,100
1,709,600	Harbin Brewery Group Ltd.	811,890
11,760	Huaneng Power International, Inc. ADR	921,043
3,600,000	Launch Tech Co., Ltd.	1,132,061
1,988,400	People’s Food Holdings Ltd.	1,767,467
46,000	†Semiconductor Manufacturing International Corp. ADR	694,600

		7,018,581

	HONG KONG — 6.12%
421,000	ASM Pacific Technology	1,875,050
1,719,800	Cafe de Coral Holdings Ltd.	1,743,838
3,797,700	Convenience Retail Asia Ltd.	1,267,346
694,700	Hong Kong & China Gas	1,199,281
518,200	Hong Kong Land Holdings Ltd.	937,942

		7,023,457

	INDIA — 4.76%
155,854	Gujarat Ambuja Cements Ltd. GDR	1,059,963
108,500	@India Fund, Inc.	2,853,550
39,800	‡State Bank of India GDR	1,552,200

		5,465,713

	INDONESIA — 3.11%
46,500	Freeport-McMoRan Copper & Gold, Inc., Class B	1,817,685
2,147,900	PT Telekomunikasi Indonesia	1,755,742

		3,573,427

	JAPAN — 51.77%
25,572	Aflac, Inc.	1,026,460
169,000	Bank of Fukuoka Ltd.	844,716
819	Can Do Co., Ltd.	2,109,790
38,800	Canon, Inc.	2,010,208
417,645	Chiyoda Corp.	3,014,864
56,300	Daikin Industries Ltd.	1,417,850
496	†Digital Arts Inc.	1,077,484
33,100	Don Quijote Co., Ltd.	2,195,319
21,800	Eneserve Corp.	842,370

Shares		Value (Note 1)
COMMON STOCKS — (continued)
	JAPAN — (continued)
274	Faith Inc.	$ 1,904,186
84,300	FamilyMart Co., Ltd.	2,592,974
291,400	Fujitec Co., Ltd.	1,576,952
83,000	Hitachi High-Technologies Corp.	1,322,766
76,200	Honda Motor Co., Ltd. ADR	1,763,268
1,680	Invoice, Inc.	1,243,428
245,500	Japan Securities Finance Co., Ltd.	1,566,896
116,500	JSR Corp.	2,497,188
8,300	Keyence Corp.	2,023,242
102	Millea Holdings, Inc.	1,588,312
156,150	Mimasu Semiconductor Industry Co., Ltd.	2,269,417
343	Mitsubishi Tokyo Financial Group, Inc.	3,395,876
417,800	Mitsui Osk Lines Ltd.	2,152,552
188,700	Nissan Motor Co., Ltd.	2,113,092
75,000	Nomura Holdings Inc.	1,366,127
95,100	Sato Corp.	2,486,394
188,700	Sharp Corp.	3,371,878
239,100	Sumitomo Trust & Banking Co., Ltd.	1,592,698
40,500	Sysmex Corp.	1,049,142
148,800	Toppan Printing Co., Ltd.	1,918,016
93,900	Toys R Us Japan Ltd.	2,337,684
186,700	Yokogawa Electric Corp.	2,770,844

		59,441,993

	SOUTH KOREA — 5.17%
131,240	Kortek Corp.	501,973
237,500	Paradise Co., Ltd.	945,691
8,998	Samsung Electronics	4,489,386

		5,937,050

	TAIWAN — 6.32%
195,400	AU Optronics Corp. ADR	4,083,860
260,500	@iShares MSCI Taiwan Index Fund	3,172,890

		7,256,750

	THAILAND — 6.76%
5,014,800	Bank of Ayudhya Public Co., Ltd. (Foreign Shares)	1,314,646
8,284,800	Home Product Center Public Co., Ltd. (Foreign Shares)	898,275

See Notes to Financial Statements.

16

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Pacific/Asia Fund — (continued)

Shares		Value (Note 1)
COMMON STOCKS — (continued)
	THAILAND — (continued)
3,955,600	IT City Public Co., Ltd. (Foreign Shares)	$ 750,044
1,253,400	Kasikornbank Public Co., Ltd. (Foreign Shares)	1,579,112
272,200	Siam Cement Public Co., Ltd. (Foreign Shares)	1,731,993
2,528,200	Thai Union Frozen Products Public Co., Ltd. (Foreign Shares)	1,492,854

		7,766,924

	TOTAL COMMON STOCKS (Cost $86,319,376)	104,661,489

PREFERRED STOCKS — 2.00%
	SOUTH KOREA — 2.00%
104,300	Hyundai Motor Co., Ltd.	2,297,157

	TOTAL PREFERRED STOCKS (Cost $1,391,982)	2,297,157

Principal Amount
REPURCHASE AGREEMENT — 6.70%
	UNITED STATES — 6.70%
$7,698,000	JP Morgan Chase Securities, Inc. 0.72%, dated 3/31/04, due 4/1/04, to be repurchased at $7,698,154 (collateralized by U.S. Government Agency Obligations, total market value $7,815,892) (Cost $7,698,000)	$ 7,698,000

TOTAL INVESTMENTS (Cost $95,409,358)	99.85%	$114,656,646
OTHER ASSETS AND LIABILITIES (NET)	0.15	173,516

NET ASSETS	100.00%	$114,830,162

ADR—American Depositary Receipt

†	Non-income producing security

GDR—Global Depositary Receipt

@	Registered Investment Company
‡	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, this security amounted to $1,552,200 or 1.35% of net assets.

See Notes to Financial Statements.

17

Excelsior Funds

Portfolio of Investments — March 31, 2004

Pacific/Asia Fund — (continued)

At March 31, 2004, sector diversification of the Fund’s investment portfolio was as follows:

Sector Diversification	% of Net Assets	Market Value
Consumer Discretionary	23.76%	$27,282,504
Technology	20.07	23,050,178
Financials	19.03	21,853,480
Capital Goods	12.93	14,847,417
Repurchase Agreement	6.70	7,698,000
Utilities	4.99	5,733,539
Consumer Staples	2.84	3,260,321
Telecommunications	2.61	2,999,170
Materials	2.61	2,995,279
Transportation	1.88	2,152,553
Industrials	0.92	1,059,963
Health Care	0.92	1,049,142
Energy	0.59	675,100

Total Investments	99.85%	$114,656,646
Other Assets and Liabilities (Net)	0.15	173,516

Net Assets	100.00%	$114,830,162

See Notes to Financial Statements.

18

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Pan European Fund

Shares		Value (Note 1)
COMMON STOCKS — 95.87%
	BELGIUM — 4.72%
24,800	Dexia	$429,112
2,140	Electrabel	696,909
21,600	Fortis	459,215

		1,585,236

	FINLAND — 1.16%
38,200	Fortum Oyj	390,574

	FRANCE — 10.83%
8,800	Aventis S.A.	676,436
16,828	AXA	351,145
15,200	BNP Paribas	928,920
13,256	Carrefour S.A.	653,893
5,587	TotalFinaElf S.A.	1,025,760

		3,636,154

	GERMANY — 7.93%
4,170	Adidas-Salomon AG	484,984
3,100	Depfa Bank plc	487,627
9,375	Fielmann AG	497,128
3,375	Muenchener Rueckversicherungs AG	374,813
44,500	SGL Carbon AG	483,972
4,500	Siemens AG	332,190

		2,660,714

	GREECE — 1.58%
37,700	Hellenic Telecommunications Organization S.A.	531,863

	IRELAND — 5.77%
59,000	Anglo Irish Bank Corp. plc	942,566
45,400	Irish Life & Permanent plc	744,266
881,485	Waterford Wedgwood plc	249,149

		1,935,981

	ITALY — 8.86%
22,000	†Autogrill S.p.A.	317,130
275,900	Cassa di Risparmio di Firenze S.p.A.	495,018
61,790	ENI S.p.A.	1,242,276
24,800	Permasteelisa S.p.A.	413,874
44,250	San Paolo-IMI S.p.A.	504,091

		2,972,389

Shares		Value (Note 1)
COMMON STOCKS — (continued)
	NETHERLANDS — 7.44%
18,600	†ASML Holding NV	$340,806
13,798	Fugro NV	832,727
13,000	Heineken NV	520,808
33,000	Koninklijke Wessanen NV	455,823
20,300	Wolters Kluwer NV	347,008

		2,497,172

	NORWAY — 2.60%
95,900	Telenor ASA	664,862
28,700	†Yara International ASA	208,169

		873,031

	RUSSIA — 1.19%
5,200	MMC Norilsk Nickel ADR	399,360

	SPAIN — 5.27%
15,550	Fomento de Construcciones Y Contratas S.A.	565,064
20,400	Repsol YPF S.A.	422,673
51,738	Telefonica S.A.	782,680

		1,770,417

	SWITZERLAND — 9.76%
4,300	†Banque Cantonale Vaudoise	595,690
13,500	Logitech International S.A. (Registered Shares)	612,208
2,172	Nestle S.A. (Registered Shares)	553,780
7,810	Roche Holding AG	762,906
10,100	UBS AG (Registered Shares)	750,215

		3,274,799

	UNITED KINGDOM — 28.76%
42,300	Alliance Unichem plc	451,287
125,909	BAE Systems plc	465,118
119,400	BG Group plc	713,726
8,600	BP plc ADR	440,320
23,500	Carpetright plc	434,054
98,800	Davis Service Group plc	673,660
107,200	†easyJet plc	604,844
42,659	GlaxoSmithKline plc	837,321
45,300	Lloyds TSB Group plc	344,258
39,800	Reckitt Benckiser plc	983,819
39,500	Rio Tinto plc	974,226
35,007	Royal Bank of Scotland Group plc	1,066,718

See Notes to Financial Statements.

19

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Pan European Fund — (continued)

Shares		Value (Note 1)
COMMON STOCKS — (continued)
	UNITED KINGDOM — (continued)
112,982	Serco Group plc	$ 452,664
328,228	Vodafone Group plc	776,664
94,400	William Morrison Supermarkets	434,166

		9,652,845

	TOTAL COMMON STOCKS (Cost $28,710,645)	32,180,535

PREFERRED STOCKS — 3.05%
	GERMANY — 3.05%
630	Porsche AG	380,151
14,500	Prosieben SAT.1 Media AG	286,887
8,400	Rhoen Klinikum AG-Vorzugsakt	358,303

		1,025,341

	TOTAL PREFERRED STOCKS (Cost $828,989)	1,025,341

		Value (Note 1)
TOTAL INVESTMENTS (Cost $29,539,634)	98.92%	$33,205,876
OTHER ASSETS AND LIABILITIES (NET)	1.08	361,281

NET ASSETS	100.00%	$33,567,157

plc—public limited company

†	Non-income producing security

ADR—American Depositary Receipt

At March 31, 2004, sector diversification of the Fund’s investment portfolio was as follows:

Sector Diversification	% of Net Assets	Market Value
Financials	24.22%	$8,129,398
Energy	13.64	4,579,585
Consumer Staples	10.66	3,578,610
Health Care	9.19	3,086,253
Telecommunications	9.07	3,042,956
Industrials	7.54	2,530,717
Consumer Discretionary	7.11	2,386,276
Capital Goods	5.65	1,896,721
Materials	4.09	1,373,586
Technology	3.87	1,300,021
Utilities	2.08	696,909
Transportation	1.80	604,844

Total Investments	98.92%	$33,205,876
Other Assets and Liabilities (Net)	1.08	361,281

Net Assets	100.00%	$33,567,157

See Notes to Financial Statements.

20

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Emerging Markets Fund

Shares		Value (Note 1)
COMMON STOCKS — 83.99%
	ARGENTINA — 0.69%
146,000	IRSA Inversiones y Representaciones S.A. GDR	$ 1,448,320

	BRAZIL — 4.02%
29,000	Aracruz Celulose S.A. ADR	1,109,250
31,800	Cia Vale do Rio Doce	1,740,109
254,200	Tele Centro Oeste Celular Participacoes S.A. ADR	2,920,758
67,500	Telemig Celular Participacoes S.A. ADR	2,639,250

		8,409,367

	CHILE — 1.47%
158,939	Cia de Telecomunicaciones de Chile S.A. ADR	1,954,950
25,292	Vina Concha y Toro S.A. ADR	1,120,435

		3,075,385

	CHINA — 8.02%
8,317,300	Chaoda Modern Agriculture Holdings Ltd.	2,989,108
194,252	China Mobile (Hong Kong) Ltd. ADR	2,853,562
7,452,000	China Petroleum & Chemical Corp., Class H	2,869,428
1,900,519	Dazhong Transportation (Group) Co., Ltd., Class B	1,482,405
6,016,200	Harbin Brewery Group Ltd.	2,857,098
3,542,400	People’s Food Holdings Ltd.	3,148,800
38,000	Semiconductor Manufacturing International Corp. ADR	573,800

		16,774,201

	CZECH REPUBLIC — 1.78%
292,400	Cesky Telecom A.S.	3,719,868

	HUNGARY — 1.68%
185,600	†OTP Bank Rt.	3,519,418

	INDIA — 4.59%
190,317	Gujarat Ambuja Cements Ltd. GDR	1,294,346
144,650	ICICI Bank Ltd. ADR	2,307,168
116,900	@India Fund, Inc.	3,074,470
75,200	‡State Bank of India GDR	2,932,800

		9,608,784

Shares		Value (Note 1)
COMMON STOCKS — (continued)
	INDONESIA — 3.47%
41,500	Freeport-McMoRan Copper & Gold, Inc., Class B	$ 1,622,235
10,935,200	†Indocement Tunggal Prakarsa Tbk PT	2,426,214
3,936,600	PT Telekomunikasi Indonesia	3,217,866

		7,266,315

	MALAYSIA — 4.14%
619,900	Genting Berhad	2,756,924
3,387,700	Public Bank Berhad	3,138,080
1,016,700	Telekom Malaysia Berhad	2,755,792

		8,650,796

	MEXICO — 8.96%
70,000	America Movil S.A. de C.V., Series L ADR	2,705,500
100,955	Cemex S.A. de C.V. ADR	3,010,478
108,500	Grupo Aeroportuario del Sureste S.A. de C.V. ADR	2,262,225
462,055	Grupo Elektra S.A.	3,056,926
1,009,900	Grupo Televisa S.A. CPO	2,391,393
96,090	Telefonos de Mexico S.A. de C.V., Class L, ADR	3,354,502
646,515	Wal-Mart de Mexico S.A. de C.V., Series V	1,968,484

		18,749,508

	RUSSIA — 5.39%
29,450	Lukoil Co. ADR	3,657,690
47,700	MMC Norilsk Nickel ADR	3,663,360
265,800	Rostelecom ADR	3,960,420

		11,281,470

	SOUTH AFRICA — 7.68%
2,038,900	African Bank Investments Ltd.	3,865,903
197,200	Gold Fields Ltd. ADR	2,593,180
125,700	Harmony Gold	1,966,525
248,622	Nedcor Ltd.	2,520,737
409,300	Telkom South Africa Ltd.	5,117,468

		16,063,813

	SOUTH KOREA — 14.20%
128,900	Hana Bank	2,670,308
166,938	KT Corp. ADR	3,178,500

See Notes to Financial Statements.

21

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Emerging Markets Fund — (continued)

Shares		Value (Note 1)
COMMON STOCKS — (continued)
	SOUTH KOREA — (continued)
173,300	LG Cable Ltd.	$2,577,317
5,160	Lotte Chilsung Beverage Co.	2,921,052
28,000	†NCSoft Corp.	1,731,606
25,870	Samsung Electronics	12,907,357
68,600	Shinhan Financial Group Co., Ltd.	1,262,558
115,385	SK Telecom Co., Ltd. ADR	2,457,701

		29,706,399

	SPAIN — 1.52%
153,100	Repsol YPF S.A.	3,172,117

	TAIWAN — 9.90%
170,500	AU Optronics Corp. ADR	3,563,450
86,500	†‡Cathay Financial Holding Co., Ltd. GDR	1,561,991
844,710	Chinatrust Financial Holding	1,012,627
74,100	CMC Magnetics Corp. GDR	1,259,700
1,383,663	Fubon Financial Holding Co., Ltd.	1,452,951
446,808	Hon Hai Precision Industry Co., Ltd.	1,932,326
1,530,375	President Chain Store Corp.	2,856,390
3,449,206	†Ritek Corp.	2,282,024
1,530,235	Synnex Technology International Corp.	2,972,232
189,414	Taiwan Semiconductor Manufacturing Co., Ltd.	344,912
140,771	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,469,649

		20,708,252

	THAILAND — 3.82%
4,235,200	BEC World PCL (Foreign Shares)	1,994,177
15,074,700	Home Product Center Public Co., Ltd. (Foreign Shares)	1,634,467
372,300	Siam Cement Public Co., Ltd. (Foreign Shares)	2,368,923
1,752,700	Siam Commercial Bank Public Co., Ltd. (Foreign Shares)	1,985,115

		7,982,682

Shares		Value (Note 1)
COMMON STOCKS — (continued)
	TURKEY — 0.68%
102,060	‡Akbank T.A.S. ADR	$1,087,401
30,581	Akbank T.A.S. ADR	325,824

		1,413,225

	UNITED KINGDOM — 1.03%
126,268	Old Mutual plc	234,383
1,035,000	Old Mutual plc (South Africa shares)	1,919,738

		2,154,121

	VENEZUELA — 0.95%
100,899	Compania Anonima Nacional Telefonos de Venezuela ADR	1,976,611

	TOTAL COMMON STOCKS (Cost $135,794,336)	175,680,652

PREFERRED STOCKS — 6.37%
	BRAZIL — 4.77%
59,323	Banco Bradesco S.A.	2,828,758
79,073,600	Compania Siderurgica	2,794,024
148,700	Petrobras S.A.	4,361,527

		9,984,309

	SOUTH KOREA — 1.60%
152,000	Hyundai Motor Co., Ltd.	3,347,726

	TOTAL PREFERRED STOCKS (Cost $9,930,089)	13,332,035

Principal Amount
REPURCHASE AGREEMENT — 7.85%
	UNITED STATES — 7.85%
$16,410,000	JP Morgan Chase Securities, Inc. 1.00%, dated 3/31/04, due 4/1/04, to be repurchased at $16,410,328 (collateralized by U.S. Government Agency Obligations, total market value $16,661,344) (Cost $16,410,000)	16,410,000

See Notes to Financial Statements.

22

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Emerging Markets Fund — (continued)

Value (Note 1)

TOTAL INVESTMENTS## (Cost $162,134,425)	98.21%	$205,422,687
OTHER ASSETS AND LIABILITIES (NET)	1.79	3,738,500

NET ASSETS	100.00%	$209,161,187

GDR—Global Depositary Receipt

ADR—American Depositary Receipt

†	Non-income producing security
@	Registered Investment Company
‡	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, these securities amounted to $5,582,192 or 2.67% of net assets.

plc—public limited company

##	The Fund also owns 45,600 Rights in Companhia Vale do Rio Doce which are fair valued at zero. Such rights are valued using methods determined in good faith by the Valuation Committee of the Board of Directors.

At March 31, 2004, sector diversification of the Fund’s investment portfolio was as follows:

Sector Diversification	% of Net Assets	Market Value
Telecommunications	23.80%	$49,775,636
Financials	18.02	37,700,229
Technology	13.88	29,037,056
Consumer Discretionary	8.05	16,843,548
Repurchase Agreement	7.85	16,410,000
Energy	6.72	14,060,762
Capital Goods	5.74	11,997,652
Industrials	4.62	9,670,658
Materials	4.30	8,992,228
Consumer Staples	3.44	7,190,288
Transportation	1.79	3,744,630

Total Investments	98.21%	$205,422,687
Other Assets and Liabilities (Net)	1.79	3,738,500

Net Assets	100.00%	$209,161,187

See Notes to Financial Statements.

23

EXCELSIOR FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Fund is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

Excelsior Fund currently offers shares in sixteen managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for the International Fund, Pacific/Asia Fund, Pan European Fund and Emerging Markets Fund (the “Portfolios”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The financial statements for the remaining portfolios of Excelsior Fund are presented separately.

(a) Portfolio valuation:

Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, or, if there were no transactions, such securities are valued at the average of the most recent bid and asked prices (as calculated by an independent pricing service (the “Service”) based upon its evaluation of the market for such securities), when, in the judgment of the Service, quoted bid and asked prices for securities are readily available and are representative of the market. Bid price is used when no asked price is available. However, when an occurrence subsequent to the time a value is so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded. Securities for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by Excelsior Fund’s Board of Directors. Investments in securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there was no recent sale, at the last current bid quotation.

Investments in foreign debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors. Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Portfolios report gains and losses on foreign currency related

24

transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

Forward foreign currency exchange contracts:    The Portfolios’ participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities.

Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

The Portfolios had the following forward foreign currency contracts outstanding as of March 31, 2004:

Settlement Dates		Contracts to Deliver/ Receive	In Exchange For	Unrealized Appreciation (Depreciation)
International Fund
Foreign Currency Purchases:
4/1/2004 - 4/2/2004	NO	2,029,759	$292,819	$2,812

Foreign Currency Sales:
4/1/2004	JP	11,847,528	$112,139	$(1,741)

Pacific/Asia Fund
Foreign Currency Purchases:
4/1/2004 - 4/2/2004	JP	82,449,918	$781,358	$11,162
4/1/2004	HK	915,808	117,470	75

			$898,828	$11,237

Foreign Currency Sales:
4/1/2004 - 4/2/2004	JP	36,290,005	$343,843	$(4,982)

Pan European Fund
Foreign Currency Sales:
4/5/2004	CH	121,999	$95,821	$(491)
4/5/2004	EU	455,264	559,007	(412)

			$654,828	$(903)

Currency Legend:

NO Norwegian Krone

JP Japanese Yen

HK Hong Kong Dollar

CH Swiss Franc

EU Euro

25

(b) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discount on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolios are informed of the dividend.

(c) Concentration of risks:

Each Portfolio invests primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. In addition, to the extent that a Portfolio focuses its investments in a particular region, the effects of political and economic events in that region on the value of an investment in a Portfolio will be magnified. Some countries in which the Portfolios may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

(d) Repurchase agreements:

Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and Excelsior Fund’s agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund’s custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price including accrued interest.

If the value of the underlying security falls below the value of the repurchase price, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio of Excelsior Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(e) Distributions to shareholders:

Dividends from net investment income are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

(f) Expense allocation:

Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets.

26

2.    Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

United States Trust Company of New York (“U.S. Trust NY”) and U.S. Trust Company, N.A. (together the “Adviser” or “U.S. Trust”), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, the Adviser receives a fee, computed daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of each of the International Fund, Pacific/Asia Fund, Pan European Fund and 1.25% of the average daily net assets of the Emerging Markets Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”).

U.S. Trust Company, N.A., SEI Investments Global Funds Services and Federated Services Company (collectively, the “Administrators”) provide administrative services to Excelsior Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of each Portfolio. Until further notice to the Portfolios, U.S. Trust Company, N.A. has voluntarily agreed to waive a portion of its administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Portfolio. For the year ended March 31, 2004, administration fees charged by U.S. Trust Company, N.A. were as follows:

	Administration Fees	Waiver of Administration Fees	Net Administration Fees
International Fund	$183,079	$43,266	$139,813
Pacific/Asia Fund	105,583	24,808	80,775
Pan European Fund	43,752	10,342	33,410
Emerging Markets Fund	163,314	38,326	124,988

From time to time in their sole discretion, U.S. Trust may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. For the year ended March 31, 2004, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding 1.50% of each of International Fund’s, Pacific/Asia Fund’s and Pan European Fund’s average daily net assets and 1.70% of the Emerging Markets Fund’s average daily net assets. For the year ended March 31, 2004, U.S. Trust waived investment advisory fees totaling $9,620 for the Pan European Fund and $128,815 for the Emerging Markets Fund.

The Portfolios have entered into shareholder servicing agreements with various service organizations, which may include Schwab, U.S. Trust and affiliates of U.S. Trust. Services included in the servicing agreements are assisting in processing purchase, exchange, and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a portfolio and class level (where applicable). As a consideration for these services, each service organization receives a

27

fee, computed daily and paid monthly, at an annual rate up to 0.25% (0.40% prior to July 29, 2003) of the average daily net assets of its shares held by each service organizations’ customers.

U.S. Trust has voluntarily agreed to waive investment advisory and administration fees payable in an amount equal to the shareholder servicing fees payable to affiliates.

For the year ended March 31, 2004, shareholder servicing fees paid to Schwab, U.S. Trust and affiliates of U.S. Trust were as follows:

	Amount Paid	Amount Waived as Investment Advisory Fees
International Fund	$101,428	$80,905
Pacific/Asia Fund	62,563	57,664
Pan European Fund	15,679	12,606
Emerging Markets Fund	113,174	88,631

Edgewood Services, Inc. (the “Distributor”), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Fund. Shares of each portfolio are sold without a sales charge on a continuous basis by the Distributor.

Boston Financial Data Services, Inc. (“BFDS”) serves as transfer agent to the Portfolios.

Each Independent Director of the Portfolios receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman receives an additional annual fee of $7,500. Each member of the Nominating Committee for Excelsior Fund, Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. receives a fee of $3,000 for each meeting attended. The Chairman of the Nominating Committee also receives an annual fee of $5,000. In addition, each Director is reimbursed by the Portfolios for reasonable expenses incurred when acting in their capacity as Directors.

3.    Purchases and Sales of Securities:

For the year ended March 31, 2004, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

	Purchases	Sales
International Fund	$60,725,190	$72,941,728
Pacific/Asia Fund	89,043,757	34,551,928
Pan European Fund	19,379,477	19,988,438
Emerging Markets Fund	127,750,054	12,424,832

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4.    Federal Taxes:

It is the policy of Excelsior Fund that each Portfolio continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

Net realized and unrealized gains of the Portfolios derived in some countries are subject to certain non-U.S. taxes.

Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, deferral of losses on wash sales, and net capital losses and net currency losses incurred after October 31 and within the taxable year (“Post-October losses”). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following reclassifications as of March 31, 2004, were made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In-Capital
International Fund	$25,039	$(25,039)	—
Pacific/Asia Fund	(9,432)	9,432	—
Pan European Fund	10,658	(10,654)	$(4)
Emerging Markets Fund	116,891	1,735,224	(1,852,115)

The tax character of dividends and distributions declared during the years ended March 31, 2004 and March 31, 2003 were as follows:

	Ordinary Income	Total
International Fund
2004	$926,946	$926,946
2003	498,214	498,214
Pacific/Asia Fund
2004	—	—
2003	230,735	230,735
Pan European Fund
2004	258,021	258,021
2003	200,073	200,073
Emerging Markets Fund
2004 (1)	925,467	925,467
2003	45,117	45,117

(1)	Included in the Emerging Markets Fund’s distributions from ordinary income is $117,480 in excess of investment company taxable income, which in accordance with applicable U.S. tax law, is taxable to shareholders as ordinary income distributions.

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As of March 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Ordinary Income	Capital Loss Carryforward	Unrealized Appreciation	Other Temporary Differences	Total
International Fund	$28,706	$(115,057,250)	$27,478,290	$(239,787)	$(87,790,041)
Pacific/Asia Fund	111,556	(29,373,967)	18,961,102	(145,234)	(10,446,543)
Pan European Fund	287,689	(33,642,091)	3,521,524	899	(29,831,979)
Emerging Markets Fund	—	(5,474,003)	43,095,917	(169,153)	37,452,761

Post-October losses are deemed to arise on the first business day of a Portfolio’s next taxable year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2004, the following Portfolios had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

	Expiration Date March 31, 2007	Expiration Date March 31, 2008	Expiration Date March 31, 2009	Expiration Date March 31, 2010	Expiration Date March 31, 2011	Expiration Date March 31, 2012	Total
International Fund	—	—	—	$36,134,068	$63,781,999	$15,141,183	$115,057,250
Pacific/Asia Fund	$8,091,129	—	$4,613,175	13,687,497	2,982,166	—	29,373,967
Pan European Fund	—	—	—	10,962,167	14,478,548	8,201,376	33,642,091
Emerging Markets Fund	—	$1,664,175	612,121	402,053	800,038	1,995,616	5,474,003

During the year ended March 31, 2004, the Pacific/Asia Fund and Emerging Markets Fund utilized capital loss carryforward totaling $1,985,874 and $776,688, respectively, to offset realized capital gains.

The Excelsior Emerging Markets Fund inherited $30,036,744 in capital loss carryforwards from its merger with the Excelsior Latin America Fund. However, future utilization of the capital loss carryforwards is limited to a maximum of $1,059,501, included in the above totals, pursuant to Sections 382-383 of the Internal Revenue Code, as amended.

At March 31, 2004, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation
International Fund	$102,639,725	$31,922,774	$(4,472,460)	$27,450,314
Pacific/Asia Fund	95,708,594	20,640,619	(1,692,567)	18,948,052
Pan European Fund	29,690,419	5,115,723	(1,600,266)	3,515,457
Emerging Markets Fund	162,346,561	45,886,024	(2,809,898)	43,076,126

5.    Common Stock:

Excelsior Fund currently has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently classified for each Portfolio is as follows: 875 million shares of the International Fund; 1 billion shares each of the Pacific/Asia Fund and Pan European Fund; and 500 million shares of the Emerging Markets Fund.

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Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund’s Board of Directors.

A redemption fee of 2% of the value of the shares redeemed or exchanged is imposed on shares in a Portfolio redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Portfolios.

	International Fund
	Year Ended 03/31/04		Year Ended 03/31/03
	Shares	Amount	Shares	Amount
Sold	2,860,938	$27,374,650	4,408,833	$37,315,411
Issued as reinvestment of dividends	12,649	129,149	5,014	47,084
Redeemed	(4,454,816)	(39,226,864)	(8,453,809)	(67,340,879)
Redemption Fee	—	60,466	—	69,478

Net (Decrease)	(1,581,229)	$(11,662,599)	(4,039,962)	$(29,908,906)

	Pacific/Asia Fund
	Year Ended 03/31/04		Year Ended 03/31/03
	Shares	Amount	Shares	Amount
Sold	11,858,691	$85,179,338	4,727,112	$29,516,272
Issued as reinvestment of dividends	—	—	5,039	34,217
Redeemed	(3,493,012)	(23,959,144)	(3,009,015)	(17,577,311)
Redemption Fee	—	39,399	—	30,498

Net Increase	8,365,679	$61,259,593	1,723,136	$12,003,676

	Pan European Fund
	Year Ended 03/31/04		Year Ended 03/31/03
	Shares	Amount	Shares	Amount
Sold	2,738,219	$22,659,745	2,301,277	$15,170,967
Issued as reinvestment of dividends	7,284	48,822	2,936	22,959
Redeemed	(3,231,147)	(23,757,071)	(5,187,688)	(33,001,319)
Redemption Fee	—	22,113	—	36,726

Net (Decrease)	(485,644)	$(1,026,391)	(2,883,475)	$(17,770,667)

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	Emerging Markets Fund
	Year Ended 03/31/04		Year Ended 03/31/03
	Shares	Amount	Shares	Amount
Sold	25,421,706	$167,022,946	4,042,068	$18,623,504
Issued as reinvestment of dividends	55,746	372,970	443	2,070
Issued in connection with merger	—	—	1,303,883	5,411,109
Redeemed	(5,499,805)	(36,825,422)	(2,670,703)	(11,885,769)
Redemption Fee	—	608	—	12,732

Net Increase	19,977,647	$130,571,102	2,675,691	$12,163,646

6.    Line of Credit:

The Portfolios and other affiliated funds participate in a $50 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the redemption of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, equal to an annual rate of 0.15% of the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter, and is included in miscellaneous expenses on the statements of operations. For the year ended March 31, 2004 the Portfolios had no borrowings under the agreement.

7.    Guarantees:

In the normal course of business, the Portfolios enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

8.    Legal Proceedings:

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have been cooperating with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

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Five class actions suits have been filed against the Companies and the Adviser: Mike Sayegh v. Janus Capital Corp.et al., (filed October 22, 2003 in Los Angeles Superior Court); James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details in each suit vary, in general each alleges that the Adviser, certain of its affiliates, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of the Companies. Each seeks unspecified monetary damages and related equitable relief.

In addition, two derivative actions, styled Richard Elliott v. Charles Schwab Corporation, et al., No 04 CV 2262 (S.D.N.Y.) and Lou Ann Murphy v. Charles Schwab Corporation et al., (No. 04 CV 3547 (E.D. Penn.), purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust, seek unspecific damages arising from alleged violations of Section 36 of the Investment Company Act, 15 U.S.C. § 80a-35(b) and breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices.

The class and derivative actions described above have been transferred to the United District Court for the District of Maryland for coordinated or consolidated pre-trial proceedings. Lead plaintiffs have been appointed and additional defendants have been added (generally consisting of current and former directors and officers of the Companies and entities who timed or facilitated timing in the Excelsior Funds). The seven lawsuits discussed above were consolidated into two new amended complaints, one for the class actions and one for the derivative actions, that were filed on or about September 29, 2004.

The plaintiffs in the consolidated class action are seeking unspecified monetary damages from claimed injuries arising from allegedly illegal and improper mutual fund trading practices, as well as disgorgement of investment advisory fees, rescission and restitution of unspecified funds. The plaintiffs in the consolidated derivative action are seeking on behalf of the Companies unspecified monetary damages for similar claimed injuries, as well as removal of Excelsior Fund directors, removal of U.S. Trust as advisor to the Excelsior Funds, rescission of its investment advisory contracts and disgorgement of management fees and compensation relating to the Excelsior Funds.

The Maryland court is expected to establish a briefing schedule prior to year end for motions to dismiss the actions, and the defendants will not be required to answer the complaints until such motions have been decided. Discovery in the actions is currently stayed, although a motion to lift the stay is expected to be filed on or about December 10, 2004 and decided on or after March 1, 2005.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

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9.    Subsequent Events:

On November 14, 2003, the Board of Directors of Excelsior Fund approved a proposed Plan of Reorganization (the “Plan”) of the Pan European Fund into the International Fund. Pan European Fund’s shareholders approved the proposed Plan at a special meeting held on April 7, 2004, and reconvened on April 21, 2004 and May 12, 2004.

At the close of business on May 14, 2004, in accordance with the Plan, all of the assets and liabilities of the Pan European Fund were transferred to the International Fund and all shares of the Pan European Fund were reclassified as shares of International Fund, and each holder of shares of Pan European Fund was issued full and fractional shares of the International Fund with the same aggregate dollar value as the shareholder had in the Pan European Fund immediately before the transaction. In accordance with the Plan, 2,704,403 shares of the Pan European Fund were exchanged for 2,163,596 shares of the International Fund in a tax-free exchange.

The value of the Pan European Fund on May 14, 2004 was $22,740,352, which included $952,224 in unrealized gains, $(1,417) of accumulated net investment losses, and $(32,409,541) of accumulated net realized losses on investments. Upon the business combination of the Pan European Fund and International Fund on May 14, 2004, the value of the International Fund combined with the Pan European Fund was $130,318,203.

Effective December 13, 2004, BISYS Fund Services Ohio, Inc. replaced SEI Investments Global Funds Services as Sub-Administrator of Excelsior Fund.

Effective January 1, 2005, BISYS Fund Services Limited Partnership will replace Edgewood Services, Inc. as the Distributor of Excelsior Fund.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Excelsior Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the International, Pacific/Asia, Pan European, and Emerging Markets Funds (four of the portfolios constituting the Excelsior Funds, Inc.) (collectively, the “Funds”) as of March 31, 2004, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended March 31, 2003 and the financial highlights for each of the years in the four year period ended March 31, 2003 were audited by other auditors whose report, dated May 16, 2003, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International, Pacific/Asia, Pan European, and Emerging Markets Funds as of March 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York December 15, 2004

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CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Unaudited)

The Funds’ Boards of Directors/Trustees and Joint Audit Committee terminated Ernst & Young, LLP (“E&Y”) as the Funds’ independent registered public accounting firm on October 28, 2004 as a result of concerns regarding their independence at the time of the issuance of their report on the Funds’ March 31, 2004 financial statements. During the period in which E&Y served as independent registered public accounting firm for the Funds, there were no disagreements between E&Y and the Funds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. At the request of the Boards and the Joint Audit Committee, Deloitte & Touche LLP has performed a re-audit of the Funds’ March 31, 2004 financial statements, which had previously been audited by E&Y. That report is included in this annual report.

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Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a “Company” and collectively, the “Excelsior Funds Complex”) is set forth below. Directors/Trustees who are not deemed to be “interested persons” of the Excelsior Funds Complex as defined in the 1940 Act are referred to as “Independent Board Members.” Directors/Trustees who are deemed “interested persons” of the Excelsior Funds Complex are referred to as “Interested Board Members”. The following information is as of December 15, 2004.

Name, Address, Age(1)	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
DIRECTORS INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 73	Director/Trustee Chairman of the Boards	Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	31	None.

Rodman L. Drake Age: 61	Director/Trustee	Since 1994	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	31	Director, Parsons Brinkerhoff, Inc. (engineering firm) (since 1995); Director, Clean Fuels Technology Corp. (since 1998); Director and Chairman, Hyperion Total Return Fund, Inc., Hyperion Strategic Mortgage Fund Inc., and Hyperion 2005 Term Trust Inc. (since 1991); Director, Jackson Hewitt Inc. (since June 2004).

Mel Hall Age: 59	Director/Trustee	Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chief Executive Officer, Comprehensive Health Services, Inc. (health care management and administration) (since 1991).	31	Chairman, Comprehensive Health Services, Inc. (since 1991).

37

Name, Address, Age(1)	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
Roger M. Lynch Age: 64	Director/Trustee	Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	31	Director, SLD Commodities, Inc. (importer of nuts) (since 1991).

Jonathan Piel Age: 65	Director/Trustee	Since 1994	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994).	31	None.
INTERESTED BOARD MEMBER(5)
James L. Bailey 114 West 47th Street New York, NY 10036 Age: 59	Director/Trustee	Since February 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	31	None
OFFICERS
Mary Martinez 114 West 47th Street New York, NY 10036 Age: 44	President	Since July 2004	Managing Director of United States Trust Company of New York (since 2003) and Chief Executive Officer of National Private Banking (since October 2004); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (from 1998 to 2003).	N/A	N/A

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Age: 43	Vice President	Since February 2004	Managing Director of United States Trust Company of New York (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

Agnes Mullady 225 High Ridge Road Stamford, CT 06905 Age: 45	Treasurer/Chief Financial and Chief Accounting Officer	Since February 2004	Senior Vice President, U.S. Trust Company, N.A. (since 2004); Chief Financial Officer, AMIC Distribution Partners (from 2002 to 2004); Controller Reserve Management Corporation, Reserve Management Company, Inc. and Reserve Partners, Inc. (from 2000 to 2002); Vice President and Treasurer, Northstar Funds; Senior Vice President and Chief Financial Officer, Northstar Investment Management Corp.; President and Treasurer, Northstar Administrators Corp.; and Vice President and Treasurer, Northstar Distributors, Inc. (from 1993 to 2000).	N/A	N/A

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Name, Address, Age(1)	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
Scott Rhodes 225 High Ridge Road Stamford, CT 06905 Age: 45	Vice President and Assistant Treasurer	Since November 2004	Vice President, U.S. Trust Company, N.A. (since August 2004); Vice President, BlackRock Financial Management Inc. (2004); Controller Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer, American Skandia Trust and American Skandia Advisor Funds, Inc. (from 1996 to 2003).	N/A	N/A

Alexandra Poe 114 West 47th Street New York, NY 10036 Age: 44	Secretary and Chief Legal Officer	Since May 2004	Senior Vice President and Assistant General Counsel, United States Trust Company of New York (since May 2004); Chief Legal Officer for Managed Accounts and Alternative Investment Strategies, Prudential Investments (from 2001 to 2004); Senior Vice President and General Counsel, US Investment Management and Global Hedge Funds and President of the Schroder Mutual Funds, Schroders (from 1996 to 2001).	N/A	N/A

Sharon M. Davison 114 West 47th Street New York, NY 10036 Age: 50	Chief Compliance Officer	Since September 2004	Senior Vice President of U.S. Trust Company of New York (since 2001); Director of Securities and Corporate Compliance (since 2001); Director of Special Investigations – New York Stock Exchange Division of Market Surveillance (from 2000 to 2001); Senior Counsel – New York Stock Exchange Division of Market Surveillance (from 1997 to 2000).	N/A	N/A

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Age: 46	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT 06905.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of December 15, 2004, the Excelsior Funds Complex consisted of 31 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

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Voting Results of Special Meeting of Shareholders: (Unaudited)

On April 7, 2004 and reconvened on April 21, 2004 and May 12, 2004, there was a special meeting of the shareholders of Pan European Fund. At such meeting, the shareholders of Pan European Fund were asked to consider one proposal. The following were the results of the vote:

Proposal: To approve or disapprove a Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets and liabilities of Pan European Fund to the International Fund.

For the proposal	1,740,653
Against the proposal	20,676
Abstain	31,457

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Federal Tax Information: (Unaudited)

For the year ended March 31, 2004, the percentage of dividends paid that qualify for the Qualifying Dividend Income and the amounts expected to be passed through to shareholders as foreign tax credits are approximated as follows:

Fund	Qualifying Dividend Income(1)	Foreign Tax Credit
International Fund	100.00%	$249,058
Pacific/Asia Fund	100.00%	83,274
Pan European Fund	19.97%	64,045
Emerging Markets Fund	100.00%	218,208

(1)	Created by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In addition, for the year ended March 31, 2004, gross income derived from sources within foreign countries approximately amounted to the following:

Fund	Foreign Source Income
International Fund	$2,690,708
Pacific/Asia Fund	1,056,173
Pan European Fund	723,006
Emerging Markets Fund	2,521,273

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AR-INTL-1204-42595

FIXED INCOME PORTFOLIOS

ANNUAL REPORT

March 31, 2004

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call 1-800-446-1012, from overseas, call 617-483-7297.

Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-446-1012, and (ii) on the Excelsior Funds’ website.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the fund’s prospectus, which you should read carefully before investing.

Excelsior Funds, Inc. and Excelsior Funds Trust are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Funds Trust at the following address:

Excelsior Funds

P.O. Box 8529

Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, N.A., THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

LETTER TO SHAREHOLDERS

December 15, 2004

Dear Valued Excelsior Shareholder:

We are reissuing our 2004 annual report following the termination of Ernst & Young (“E&Y”) as the Funds’ auditor. As previously communicated, on October 28, 2004 the Funds’ Boards of Directors/Trustees terminated E&Y as the Funds’ independent registered public accounting firm as a result of concerns regarding their independence at the time of the issuance of their report. The Boards and their Chief Financial Officer have reviewed the Funds March 31, 2004 financial statements and have concluded that they fairly represent, in all material respects, the financial position of the Funds.

In addition, the Boards of the Funds engaged Deloitte & Touche (“D&T”) as the Funds’ independent registered public accounting firm, and D&T has performed a re-audit of the Funds’ March 31, 2004 financial statements. As stated in the enclosed report, in Deloitte & Touche’s opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2004.

At Excelsior we are committed to helping our shareholders’ long term investments grow. We are defined by our ability to give our shareholders the reassurance and comfort of a steady return over the long term. As always, we value your confidence in selecting Excelsior to fulfill your investment needs.

Sincerely,

Mary Martinez

President

1

ADVISER’S FIXED INCOME MARKET REVIEW

In the fiscal first quarter of the year ended March 31, 2004, a rebound in the equity markets together with sharply lower equity volatility and low Treasury yields provided a robust bid for non-Treasury securities. In fact, spreads narrowed across almost all fixed-income spread sectors. The credit sector was the best performer with spreads narrowing by 37 basis points. Within the credit sector, the finance sector outperformed both the utility and industrial sectors. The credit curve also steepened as intermediate credit spreads tightened by 43 basis points compared to a 29 basis point tightening for long credits. Practically every credit sector outperformed Treasuries; the only difference was magnitude. The Government Agency sector gave up some ground in the last month of the quarter due to large accounting restatements and abrupt senior management changes at Freddie Mac. However, for the full quarter, the Agency sector tightened in spread by 6 basis points.

The fiscal second quarter was marked by wide swings in Treasury yields. The credit sector continued its winning streak for the fourth consecutive quarter as credit spreads narrowed by 12 basis points. The credit curve also flattened by 2-3 basis points as longer maturity credits outperformed intermediate issues. Within the credit sector, the industrial sector outperformed the finance and utility sectors by 22 basis points and 56 basis points respectively. In line with the strength in the equity markets, lower-quality credits continued their strong relative performance with the BBB-rated sector outperforming the single-A sector by 75 basis points. While the government agency sector lagged, long agencies outperformed the intermediate agency sector due to limited supply at the long end of the agency curve together with the agencies repurchases of longer-dated issues. The rapid and large rise in yields in the first two months of the quarter increased volatility in the mortgage market as mortgage durations extended. The greater need for hedging in this environment caused swap spreads to widen. As a result, the residential and commercial mortgage backed sectors also lagged this quarter.

In the fiscal third quarter, buoyed by the apparent signs of a sustained economic recovery and the continued gains in the equity markets, Treasury yields rose and the Treasury yield curve steepened at the front end with the 2-year/5-year spread widening another 13 basis points. Continuing the trend from the previous quarter, the curve beyond Treasury yield 5 years flattened as the 5-year/ 30-year spread narrowed by 11 basis points to 194 basis points. Investment-grade credits continued to outperform other sectors as credit spreads narrowed. The credit sector continued its outperformance for the fifth consecutive quarter with all credit sectors posting strong performance. The credit curve modestly steepened over the quarter as longer maturity credits slightly underperformed intermediate issues. Within credits, the industrial sector outperformed the finance and utility sectors. Lower-quality issues continued their strong relative performance. The securitized sectors were strong performers for the quarter. Rising yields and declining refinancing activity aided the residential mortgage sector, and reduced supply continued to support the commercial mortgage and the asset backed sectors. The Agency sector was a laggard. The accounting issues with Freddie Mac continued to weigh on this sector.

Shifting directions once again, U.S. Treasuries rallied and yields declined overall during the final quarter of the fiscal year. The yield on the 10-year Treasury note, for instance, fell, ending the quarter at 3.85%. Intermediates experienced the greatest drop as the yield on the 5-year Treasury note declined more than 45 basis points to 2.78%. Inflation remained low which, along with muted job growth kept the Federal Reserve from raising its target interest rate of 1%.

Investment-grade corporate bonds advanced, but not by the same degree seen in calendar 2003. Overall, the credit sector continued its outperformance for the sixth consecutive quarter. Securitized sectors were strong performers; the asset backed sector was the strongest performing spread sector. In mortgages, commercial mortgage backed securities posted positive results as did residential mortgages. The Agency sector generated 27 basis points of excess returns after underperforming in the third quarter.

2

EXCELSIOR FUNDS, INC. MANAGED INCOME FUND

For the fiscal year ended, March 31, 2004, the Fund realized a total return of 5.74%* and ranked 96 out of 198 funds, based on total return, in the Lipper Corporate Debt Funds A Rated category**. The Fund has performed well in the long term, ranking 24 and 14 among 125 and 62 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2004, with cumulative total returns of 39.37%* and 100.00%*, respectively. In the fiscal first quarter, while the Fund’s overweight in the residential mortgage sector and underweight in the credit sector detracted from performance, this underperformance was more than offset by the overweight in the other spread sectors, the significant tightening in the spreads of credits sensitive to the economic cycle, and the Fund’s modestly longer durations. Duration is a measure of a security’s price sensitivity to changes in interest rates. In the fiscal second quarter, the flattening yield curve helped the Fund, which had been positioned for just such an eventuality. As corporates outperformed Treasury securities in the quarter, and the Fund was underweight corporates, performance was negatively impacted as a result. At the same time, an overweight in mortgage backed securities also hurt the Fund’s performance. For the fiscal third quarter, the Fund benefited from overweights in commercial mortgage backed securities and Treasury Inflation Protected Securities (TIPS) that were offset by a slight corporate underweight and a slight long-duration position for much of the quarter. For the final fiscal quarter, the Fund benefited from an overweight in securitized sectors such as residential and commercial mortgage-backed securities, as well as an allocation to lower coupon mortgages. The allocation to high yield corporate bonds also helped performance. These contributors were offset by the Fund’s positioning for a flattening yield curve as well as by an overweight in long-maturity corporate bonds, which underperformed the broad credit sector for the period.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lipper, Inc. — Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
***	Source: Lehman Brothers — the Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of shares.

3

EXCELSIOR FUNDS, INC. INTERMEDIATE-TERM MANAGED INCOME FUND

The Fund is actively managed and seeks to add value by moving between undervalued securities and sectors, positioning along the yield curve and extending or contracting duration relative to the Lehman Brothers Intermediate Gov’t/Credit Index, its benchmark. Among the strategies utilized by the Fund for the fiscal year ended March 31, 2004, we note the following: 1) The Fund maintained a barbell, or yield-curve-flattening orientation; this is a defensive strategy that generally has performed best when interest rates rise. The Fund increased weights in 10+ year maturity issues and cash equivalents while under weighting 5 year maturity issues; 2) Fund duration was held below the benchmark and competition in an effort to help preserve principal should rates rise. Duration is a measure of a security’s price sensitivity to changes in interest rates; 3) The Fund maintained a yield bias versus its benchmark, emphasizing sectors with higher yields, including credit, mortgage and asset backed issues. 4) Mortgage securities were over-weighted and were concentrated in lower coupon issues that will have a minimum of duration extension should interest rates rise. In sum, the Fund was defensively structured in an attempt to enhance performance when interest rates rise. 5) The corporate sector was emphasized early in the year with lower quality issues over-weighted. As the year progressed this positioning was reduced. In sum the Fund was positioned for a period of economic strength. During the fiscal year Fund performance benefited from an overweight in spread sectors (non-Treasury securities) and from issue selection in the corporate portion of the Fund. The defensive interest rate and yield curve posture of the Fund proved a drag on performance during the period.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lehman Brothers — The Lehman Brothers Intermediate Govt/Credit Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of shares.

4

EXCELSIOR FUNDS, INC. SHORT-TERM GOVERNMENT SECURITIES FUND

For the twelve months ended March 31, 2004, the Fund realized a total return of 1.90%* and ranked 20 out of 73 funds, based on total return, in the Lipper Short U.S. Government Fund category**. The Fund’s long-term performance has been strong, ranking 9 and 10 among 59 and 38 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2004, with cumulative total returns of 29.34%* and 70.40%,* respectively. The Fund moderately underperformed Lehman Brothers 1-3 Year Government Bond Index, its benchmark, in the fiscal first half of the year, due primarily to holdings of mortgage-backed securities. The swift increase in interest rates in July and August hampered the Fund’s performance mainly due to the duration extensions of the mortgage-backed securities. Duration is a measure of a security’s price sensitivity to changes in interest rates. Still, the underperformance of these securities pushed spreads back to attractive levels relative to Treasuries, and we increased the Fund’s allocation to the sector in the later half of the third quarter. This strategy began to pay off in the last quarter of 2003 as fixed-rate mortgage-backed securities rallied sharply given the lower supply due to rising interest rates and positive seasonal effects. Fixed-rate mortgage-backed securities rallied sharply given the lower supply due to rising interest rates and seasonal effects. The tightening in corporate bond spreads also lifted the higher-quality sectors of asset and commercial mortgage-backed securities. As a result, we reduced the allocation to mortgage-backed securities from 52% to 42% later in the fourth quarter of the year. We also raised the Fund’s allocation to short TIPS (Treasury Inflation Protected Securities) from 8% to 10%. Strong performance continued in the final fiscal quarter, in an environment of a flattening yield curve and tighter spreads. In the first quarter of 2004, we increased the allocation of 15-year pass-throughs, which are securities that are backed by pools of 15-year mortgages, relative to hybrids, given our expectations for increased relative supply in the latter sector. The Treasury allocation was unchanged, though we decreased the Fund’s TIPS holdings as we believed they began to fully value building inflationary pressures. We also increased the allocation to AAA rated asset and commercial mortgage-backed securities from 10% to 19% of the Fund as we felt they offered more potential.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lipper, Inc. — Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
***	Source: Lehman Brothers — The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. Government agencies and U.S. Treasury securities with maturities of one to three years.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of shares.

5

EXCELSIOR FUNDS TRUST HIGH YIELD FUND

During the fiscal year ended March 31, 2004, the Fund’s Shares realized a total return of 27.45%* and ranked 20 out of 413 funds, based on total return, in the Lipper High Current Yield Fund category** for the same one year period. In the fiscal first quarter, the Fund’s positive momentum accelerated, largely due to sector overweighting in utilities, packaging, cable and satellite. The Fund’s performance grew more turbulent, although it continued to trend upward, in the fiscal second quarter, and then improved markedly in the fiscal third quarter. We had above-average weightings in cyclically sensitive groups (such as paper and forest products, metals and mining, and chemicals), which outperformed the overall market. Certain sectors which were added to reduce volatility (such as gaming, packaging, and higher-quality telecom) underperformed. In the fiscal fourth quarter, strong performance continued. By sector, the Fund continued to benefit from overweight positions in cyclically sensitive issues. An overweight in gaming added some stability to the Fund. All in all, we structured the Fund to generate what we felt were satisfactory levels of current income with moderate volatility of net asset value. At year end, we owned no deferred interest, emerging market, or preferred stock instruments. The weighted average rating of the Fund was high-single B compared to mid-single B for the high yield index. Our lower-tier holdings were about 10% of the Fund compared to about 20% for the index. The average price of the Fund was 103, the duration was about 3.8 years (shorter than the high yield index) and average coupon was about 9%. Duration is a measure of a security’s price sensitivity to changes in interest rates. As we expected above-average economic growth, the Fund had larger-than-average holdings in cyclically sensitive sectors. In addition, the Fund had above-average weights in sectors such as gaming to moderate volatility. The Fund held positions in 88 issuers with the largest position about 3.5% of the Fund. We positioned the Fund in this way to reflect 1) our expectation that certain sectors would probably be stronger than others; 2) our primary focus on income (no deferred interest, etc); and 3) the relatively high-quality of Fund holdings, which was intended to reduce volatility.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Securities rated below investment grade generally entail greater market, credit, and liquidity risks than investment grade securities.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since October 31, 2000 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lipper, Inc. — Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
***	Source: Merrill Lynch — The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.
†	Currently certain fees are waived. Had certain fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of shares.

6

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2004

	Managed Income Fund	Intermediate- Term Managed Income Fund	Short-Term Government Securities Fund	High Yield Fund
ASSETS:
Investments, at cost–see accompanying portfolios	$257,979,624	$397,453,944	$466,565,544	$168,604,805

Investments, at value (Note 1)	$270,607,811	$409,896,113	$468,380,657	$171,569,687
Cash	71,500	—	20,981	33,037
Interest receivable	1,677,313	2,640,834	2,405,710	3,842,921
Receivable for investments sold	—	2,122,488	333,011	1,500,000
Receivable for fund shares sold	108,245	634,490	547,213	801,304

Total Assets	272,464,869	415,293,925	471,687,572	177,746,949
LIABILITIES:
Payable for dividends declared	746,856	1,133,012	1,079,458	844,771
Payable for investments purchased	2,265,100	—	—	2,475,000
Payable for fund shares redeemed	215,798	669,392	1,150,080	145,895
Investment Advisory fees payable (Note 2)	105,458	121,669	120,183	86,637
Administration fees payable (Note 2)	25,425	38,643	44,158	16,837
Shareholder servicing fees payable (Note 2)	21,769	2,911	13,876	39,599
Directors’/Trustees’ fees payable (Note 2)	127	207	229	784
Due to Custodian Bank	—	11,653	—	—
Accrued expenses and other payables	57,490	49,111	61,893	20,679

Total Liabilities	3,438,023	2,026,598	2,469,877	3,630,202

NET ASSETS	$269,026,846	$413,267,327	$469,217,695	$174,116,747

NET ASSETS consist of:
Distributions in excess of net investment income	$—	$—	$(900)	$(1,621,594)
Accumulated net realized gain (loss) on investments	1,221,635	567,981	(1,481,226)	(63,240,420)
Unrealized appreciation of investments	12,628,187	12,442,169	1,815,113	2,964,882
Par value (Note 5)	28,540	55,849	65,013	370
Paid in capital in excess of par	255,148,484	400,201,328	468,819,695	236,013,509

Total Net Assets	$269,026,846	$413,267,327	$469,217,695	$174,116,747

Net Assets:
Shares	$269,026,846	$413,267,327	$469,217,695	$151,475,771
Institutional Shares	—	—	—	22,640,976
Shares outstanding (Note 5):
Shares	28,539,656	55,849,349	65,012,958	32,183,449
Institutional Shares	—	—	—	4,810,788
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Shares	$9.43	$7.40	$7.22	$4.71

Institutional Shares	—	—	—	$4.71

See Notes to Financial Statements.

7

Excelsior Funds

Statements of Operations

Year Ended March 31, 2004

	Managed Income Fund	Intermediate- Term Managed Income Fund	Short-Term Government Securities Fund	High Yield Fund
INVESTMENT INCOME:
Interest income	$13,848,387	$16,459,067	$13,519,288	$16,013,536

EXPENSES:
Investment advisory fees (Note 2)	2,108,700	1,398,793	1,453,206	1,455,440
Administration fees (Note 2)	425,373	604,645	732,836	275,297
Shareholder servicing fees (Note 2)	218,147	480,729	675,077	137,335
Shareholder servicing fees—Shares (Note 2)	—	—	—	377,441
Transfer agent fees (Note 2)	188,384	35,224	97,668	22,401
Legal and audit fees	66,640	96,444	116,426	42,386
Custodian fees	43,926	59,134	73,178	24,621
Registration and filing fees	31,890	19,886	25,635	21,439
Shareholder reports	14,028	20,460	23,311	5,855
Directors’/Trustees’ fees and expenses (Note 2)	8,299	11,640	14,088	13,966
Miscellaneous expenses	21,844	31,642	33,401	28,219

Total Expenses	3,127,231	2,758,597	3,244,826	2,404,400
Fees waived and reimbursed by:
Investment adviser (Note 2)	(567,078)	(347,323)	(472,527)	(382,606)
Administrator (Note 2)	(112,465)	(159,864)	(193,762)	(187,522)

Net Expenses	2,447,688	2,251,410	2,578,537	1,834,272

NET INVESTMENT INCOME	11,400,699	14,207,657	10,940,751	14,179,264

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1):
Net realized gain (loss) on security transactions	2,230,517	4,745,495	1,337,588	(26,899,527)
Change in unrealized appreciation/depreciation of investments during the year	1,241,354	1,253,132	(3,868,234)	57,311,938

Net realized and unrealized gain (loss) on investments	3,471,871	5,998,627	(2,530,646)	30,412,411

Net increase in net assets resulting from operations	$14,872,570	$20,206,284	$8,410,105	$44,591,675

See Notes to Financial Statements.

8

Excelsior Funds

Statements of Changes in Net Assets

	Managed Income Fund	Intermediate- Term Managed Income Fund	Short-Term Government Securities Fund	High Yield Fund
Year Ended March 31, 2004
Net investment income	$11,400,699	$14,207,657	$10,940,751	$14,179,264
Net realized gain (loss) on security transactions	2,230,517	4,745,495	1,337,588	(26,899,527)
Change in unrealized appreciation/depreciation of investments during the year	1,241,354	1,253,132	(3,868,234)	57,311,938

Net increase in net assets resulting from operations	14,872,570	20,206,284	8,410,105	44,591,675
Distributions to shareholders:
From net investment income
Shares	(11,408,944)	(14,252,672)	(13,530,916)	(8,984,610)
Institutional Shares	—	—	—	(1,882,202)
Tax return of capital
Shares	—	—	—	(2,649,803)
Institutional Shares	—	—	—	(510,855)
From net realized gain on investments
Shares	(4,038,025)	(5,570,809)	(1,503,956)	—

Total distributions	(15,446,969)	(19,823,481)	(15,034,872)	(14,027,470)

Increase (Decrease) in net assets from fund share transactions (Note 5):
Shares	(23,580,863)	8,257,424	(23,676,320)	(4,682,644)
Institutional Shares	—	—	—	(20,356,959)

Total from fund share transactions	(23,580,863)	8,257,424	(23,676,320)	(25,039,603)

Net increase (decrease) in net assets	(24,155,262)	8,640,227	(30,301,087)	5,524,602
NET ASSETS:
Beginning of year	293,182,108	404,627,100	499,518,782	168,592,145

End of year (1)	$269,026,846	$413,267,327	$469,217,695	$174,116,747

(1) Including distributions in excess of net investment income	—	—	$(900)	$(1,621,594)

Year Ended March 31, 2003
Net investment income	$13,942,819	$15,548,783	$11,073,399	$36,322,695
Net realized gain (loss) on security transactions	4,085,287	4,762,550	4,756,594	(25,570,771)
Change in unrealized appreciation/depreciation of investments during the year	10,361,886	13,391,317	5,985,429	(41,831,220)

Net increase (decrease) in net assets resulting from operations	28,389,992	33,702,650	21,815,422	(31,079,296)
Distributions to shareholders:
From net investment income
Shares	(14,203,922)	(18,415,756)	(12,023,044)	(32,572,229)
Institutional Shares	—	—	—	(9,857,367)
Tax return of capital
Shares	—	—	—	(15,906,871)
Institutional Shares	—	—	—	(4,813,913)
From net realized gain on investments
Shares	(226,594)	(2,067,739)	(2,582,947)	—

Total distributions	(14,430,516)	(20,483,495)	(14,605,991)	(63,150,380)

Increase in net assets from fund share transactions (Note 5):
Shares	31,418,613	118,140,590	298,529,199	29,985,579
Institutional Shares	—	—	—	11,705,027

Total from fund share transactions	31,418,613	118,140,590	298,529,199	41,690,606

Net increase (decrease) in net assets	45,378,089	131,359,745	305,738,630	(52,539,070)
NET ASSETS:
Beginning of year	247,804,019	273,267,355	193,780,152	221,131,215

End of year (2)	$293,182,108	$404,627,100	$499,518,782	$168,592,145

(2) Including distributions in excess of net investment income	$(189,739)	$(1,440,762)	—	$(4,476,473)

See Notes to Financial Statements.

9

Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on investments		Total From Investment Operations	Dividends From Net Investment Income		Distributions From Net Realized Gain on Investments	Total Distributions
MANAGED INCOME FUND — (1/9/86*)
Year Ended March 31,
2000	$8.99	$0.47		$(0.41)		$0.06	$(0.47)		$(0.03)	$(0.50)
2001	8.55	0.50		0.56		1.06	(0.50)		—	(0.50)
2002	9.11	0.49		(0.10)		0.39	(0.50)		(0.05)	(0.55)
2003	8.95	0.47		0.50		0.97	(0.48)		(0.01)	(0.49)
2004	9.43	0.38		0.14		0.52	(0.38)		(0.14)	(0.52)
INTERMEDIATE-TERM MANAGED INCOME FUND — (12/31/92*)
Year Ended March 31,
2000	$7.13	$0.40		$(0.36)		$0.04	$(0.40)		—	$(0.40)
2001	6.77	0.42		0.41		0.83	(0.42)		—	(0.42)
2002	7.18	0.39		(0.06)		0.33	(0.39)		$(0.02)	(0.41)
2003	7.10	0.37		0.36		0.73	(0.40)		(0.04)	(0.44)
2004	7.39	0.26		0.11		0.37	(0.26)		(0.10)	(0.36)
SHORT-TERM GOVERNMENT SECURITIES FUND — (12/31/92*)
Year Ended March 31,
2000	$7.04	$0.35		$(0.15)		$0.20	$(0.35)		$(0.02)	$(0.37)
2001	6.87	0.39		0.22		0.61	(0.39)		—	(0.39)
2002	7.09	0.33		0.05		0.38	(0.34)		(0.02)	(0.36)
2003	7.11	0.26		0.25		0.51	(0.26)		(0.05)	(0.31)
2004	7.31	0.16		(0.03)		0.13	(0.20)		(0.02)	(0.22)
HIGH YIELD FUND — (10/31/00*)
Shares
Period Ended March 31,
2001	$7.00	$0.27		$0.26		$0.53	$(0.27)		—	$(0.27)
Year Ended March 31,
2002	7.26	1.08		(1.01)		0.07	(1.09)		$(0.04)	(1.13)
2003	6.20	0.88	(5)	(1.54	)(5)	(0.66)	(1.55	)(4)	—	(1.55)
2004	3.99	0.35	(5)	0.71	(5)	1.06	(0.34	)(6)	—	(0.34)

* Commencement of Operations

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	Not Annualized
(3)	Annualized
(4)	Includes a tax return of capital of $(0.51).
(5)	For comparative purposes per share amounts are based on average shares outstanding.
(6)	Includes a tax return of capital of $(0.08).

See Notes to Financial Statements.

10

Net Asset Value, End of Period	Total Return		Net Assets, End of Period (000’s)	Ratio of Net Operating Expenses to Average Net Assets		Ratio of Gross Operating Expenses to Average Net Assets (1)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate		Fee Waivers (Note 2)

$8.55	0.72%		$220,480	0.88%		1.00%		5.42%		112%		$0.01
9.11	12.80%		252,173	0.88%		1.01%		5.81%		99%		0.01
8.95	4.34%		247,804	0.87%		1.04%		5.39%		129%		0.02
9.43	11.07%		293,182	0.84%		0.95%		5.10%		120%		0.01
9.43	5.74%		269,027	0.87%		1.11%		4.06%		84%		0.02

$6.77	0.59%		$155,483	0.58%		0.65%		5.80%		122%		—
7.18	12.73%		219,600	0.56%		0.69%		6.11%		108%		$0.01
7.10	4.60%		273,267	0.52%		0.69%		5.47%		117%		0.01
7.39	10.50%		404,627	0.53%		0.69%		4.56%		98%		0.01
7.40	5.25%		413,267	0.56%		0.69%		3.56%		85%		0.01

$6.87	3.02%		$59,307	0.54%		0.62%		5.07%		90%		$0.01
7.09	9.14%		75,694	0.57%		0.67%		5.59%		118%		0.01
7.11	5.35%		193,780	0.51%		0.61%		4.33%		75%		0.01
7.31	7.27%		499,519	0.49%		0.64%		3.22%		170%		0.01
7.22	1.90%		469,218	0.53%		0.67%		2.26%		231%		0.01

$7.26	7.76	%(2)	$57,670	1.05	%(3)	1.55	%(3)	9.43	%(3)	169	%(3)	$0.01

6.20	1.27%		172,890	1.03%		1.35%		17.56%		310%		0.02
3.99	(10.49)%		131,342	1.08%		1.35%		18.06%		153%		0.01
4.71	27.45%		151,476	1.05%		1.36%		7.79%		170%		0.01

See Notes to Financial Statements.

11

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Managed Income Fund

Principal Amount		Rate	Value (Note 1)
ASSET BACKED SECURITIES — 5.46%
$ 7,208,880	CIT RV Trust, 1999-A A4, 06/15/13	6.16%	$7,404,890
3,975,000	PP&L Transition Bond Co. llc, 1999-1 A6, 12/26/07	6.96	4,262,472
3,000,000	Residential Asset Mortgage Products, Inc., 2003-RZ4 A2, 07/25/27	2.81	3,014,415

	TOTAL ASSET BACKED SECURITIES (Cost $14,050,399)		14,681,777

COMMERCIAL MORTAGE-BACKED SECURITIES — 21.17%
5,144,581	Chase Commercial Mortgage Securities Corp., 1997-2 D, 12/19/29	6.60	5,748,946
228,789	‡DLJ Mortgage Acceptance Corp., 1996-CF2 A1B, 11/12/21	7.29	238,272
2,000,000	‡Morgan Stanley Capital I, 1997-C1 F, 02/15/20	6.85	2,221,903
5,000,000	Morgan Stanley Capital I, 1999-WF1 B, 11/15/31	6.32	5,635,850
4,374,000	Morgan Stanley Dean Witter Capital I, 2000-LIF2 C, 10/15/33	7.50	5,226,508
4,000,000	‡Mortgage Capital Funding, Inc., 1996-MC1 G, 06/15/06	7.15	4,379,173
4,200,000	Mortgage Capital Funding, Inc., 1997-MC2 D, 11/20/27	7.12	4,739,353
4,362,891	Mortgage Capital Funding, Inc., 1998-MC1 A1, 03/18/30	6.42	4,536,629
4,250,000	Mortgage Capital Funding, Inc., 1998-MC1 C, 03/18/30	6.95	4,838,393
9,516,438	Nomura Asset Securities Corp., 1995-MD3 A1B, 04/04/27	8.15	9,934,459
3,500,000	*Nomura Asset Securities Corp., 1998-D6 A4, 03/15/30	7.61	4,250,265
5,000,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3, 12/15/35	4.61	5,193,450

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $53,603,322)		56,943,201

CORPORATE BONDS — 21.97%
700,000	AK Steel Corp., 06/15/12	7.75	624,750
1,550,000	‡America Movil S.A., 03/01/09	4.13	1,553,024
4,750,000	Bank One Texas N.A., 02/15/08	6.25	5,314,062
3,000,000	British Telecommunications plc, 12/15/30	8.88	4,002,687
1,500,000	CIT Group, Inc., 04/02/07	7.38	1,704,759
2,000,000	DaimlerChrysler N.A. Holding Corp., 09/01/09	7.20	2,277,500

Principal Amount		Rate	Value (Note 1)
CORPORATE BONDS — (continued)
	Deutsche Telekom International Finance
$ 1,260,000	06/01/32	9.25%	$1,789,069
1,500,000	06/15/30	8.75	1,966,875
2,700,000	Ford Motor Credit Co., 03/15/05	7.50	2,837,157
2,500,000	Goldman Sachs Group, Inc., 02/15/33	6.13	2,577,743
250,000	Hercules, Inc., 11/15/07	11.13	300,000
3,850,000	Household Finance Corp., 07/15/10	8.00	4,716,369
900,000	IMC Global Inc., Series B, 06/01/08	10.88	1,084,500
1,995,000	International Lease Finance Corp., 05/01/08	4.50	2,094,874
800,000	IOS Capital llc, 06/30/08	7.25	874,000
3,000,000	Lehman Brothers Holdings, Inc., 01/15/05	7.75	3,142,500
4,000,000	Merrill Lynch & Co. MTN, 02/03/14	5.00	4,096,488
870,000	PSEG Energy Holdings, Inc., 02/15/08	8.63	939,600
800,000	‡Qwest Services Corp., 12/15/10	13.50	930,000
800,000	Sovereign Bancorp, Inc., 11/15/06	10.50	952,000
3,000,000	United Mexican States MTN, 01/16/13	6.38	3,249,000
5,190,000	US Bancorp MTN, 12/01/04	6.88	5,380,188
5,000,000	Wal-Mart Stores, 02/15/11	4.13	5,076,940
1,500,000	Weyerhaeuser Co., 12/15/33	6.88	1,629,990

	TOTAL CORPORATE BONDS (Cost $54,155,576)		59,114,075

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 42.09%
5,000,000	Fannie Mae, Discount Note, 04/06/04	0.97	4,999,300
2,400,000	Fannie Mae, Zero Coupon 10/09/19	6.25	1,028,376
8,000,000	Federal Farm Credit Bank, Discount Note, 04/02/04	0.93	8,000,000
201,445	Federal Home Loan Mortgage Corporation, Pool # C71221, 09/01/32	5.00	202,599
	Federal National Mortgage Association
5,644,778	Pool # 710441, 06/01/33	4.50	5,522,389
4,227,306	Pool # 722032, 06/01/33	4.50	4,135,650
991,896	Pool # 722389, 07/01/33	4.50	970,390
976,428	Pool # 728637, 08/01/33	4.50	955,258
993,185	Pool # 731425, 08/01/33	4.50	971,651
825,278	Pool # 749353, 10/01/33	4.50	807,384
	Federal National Mortgage Association ARM
4,613,220	Pool # 612514, 05/01/33	4.01	4,736,396
4,990,673	Pool # 728826, 07/01/33	4.12	5,102,129
1,100,000	Freddie Mac, 07/15/32	6.25	1,253,936

See Notes to Financial Statements.

12

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Managed Income Fund — (continued)

Principal Amount		Rate	Value (Note 1)
U.S. GOVERNMENT & AGENCY OBLIGATIONS — (continued)
	Government National Mortgage Association
$ 1,136,761	Pool # 2562, 03/20/28	6.00%	$1,189,659
4,098,120	Pool # 3413, 07/20/33	4.50	4,007,805
24,491,805	Pool # 3414, 07/20/33	5.00	24,664,716
3,870,979	Pool # 3442, 09/20/33	5.00	3,898,327
1,537,815	Pool # 267812, 06/15/17	8.50	1,708,993
207,374	Pool # 532751, 08/15/30	9.00	227,676
826,772	Pool # 568670, 04/15/32	6.50	872,954
844,599	Pool # 780548, 12/15/17	8.50	935,343
773,865	Pool # 780865, 11/15/17	9.50	867,501
1,407,284	Pool # 781084, 12/15/17	9.00	1,574,069
1,191,811	Government National Mortgage Association ARM Pool # 80311, 08/20/29	3.50	1,210,341
	U.S. Treasury Inflationary Index Note,
5,462,992	04/15/29	3.88	7,537,224
14,054,219	01/15/07	3.38	15,488,733
	U.S. Treasury Principal Only STRIPS,
8,710,000	05/15/17	—	4,734,408
12,260,000	02/15/20	—	5,624,508

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $109,677,454)		113,227,715

TAX-EXEMPT SECURITIES — 1.95%
2,000,000	Arizona State, Water Infrastructure Finance Authority, Revenue Bonds, Series A, 10/01/16	5.00	2,210,000
2,700,000	Indiana Bond Bank, Revenue Bonds, Series B, 02/01/15	5.00	3,051,000

	TOTAL TAX-EXEMPT SECURITIES (Cost $5,112,830)		5,261,000

Shares		Value (Note 1)
SHORT-TERM INVESTMENTS — 7.95%
10,690,022	@Dreyfus Government Cash Management Fund	$10,690,022
10,690,021	@Fidelity U.S. Treasury II Fund	10,690,021

	TOTAL SHORT-TERM INVESTMENTS (Cost $21,380,043)	21,380,043

TOTAL INVESTMENTS (Cost $257,979,624)	100.59%	$270,607,811
OTHER ASSETS & LIABILITIES (NET)	(0.59)	(1,580,965)

TOTAL NET ASSETS	100.00%	$269,026,846

llc—Limited Liability Company

‡	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, these securities amounted to $9,322,372 or 3.47% of net assets.
*	Variable rate security—The rate disclosed is as of March 31, 2004.

plc—public limited company

MTN—Medium Term Note

Discount Note—The rate reported is the discount rate at the time of purchase.

Zero Coupon—Rate disclosed is the effective yield at the time of purchase.

ARM—Adjustable Rate Mortgage

STRIPS—Separately Traded Registered Interest and Principal Securities

@	Registered Investment Company

See Notes to Financial Statements.

13

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Intermediate-Term Managed Income Fund

Principal Amount		Rate	Value (Note 1)
ASSET BACKED SECURITIES — 7.52%
$ 2,000,000	‡Capital One Master Trust, 2001-6 C, 06/15/11	6.70%	$2,200,625
3,485,000	*Capital One Multi-Asset Execution Trust, 2003-A1 A1, 01/15/09	1.48	3,503,429
1,580,000	*Capital One Multi-Asset Execution Trust, 2003-B1 B1, 02/17/09	2.26	1,609,403
2,590,000	*Chase Credit Card Master Trust, 2001-1 C, 06/16/08	1.94	2,605,657
4,600,000	Chase Funding Mortgage Loan Asset Backed Certificates, 2002-4 1A3, 04/25/23	3.44	4,667,975
1,825,000	*Chase Funding Mortgage Loan Asset Backed Certificates, 2003-3 2A2, 04/25/33	1.36	1,837,230
2,380,000	*Household Affinity Credit Card Master Note, 2003-3 C, 08/15/08	2.07	2,397,946
2,000,000	* ‡MBNA Master Credit Card Trust USA, 2000-K C, 03/17/08	1.89	1,997,500
3,302,501	MMCA Automobile Trust, 2002-2 A3, 07/17/06	3.67	3,322,747
2,310,454	*Residential Asset Mortgage Products, Inc., 2003-RS5 AI1, 06/25/20	1.22	2,310,554
4,630,484	*Residential Asset Mortgage Products, Inc., 2003-RS8 AI1, 08/25/21	1.25	4,631,318

	TOTAL ASSET BACKED SECURITIES (Cost $30,952,240)		31,084,384

COLLATERALIZED MORTGAGE OBLIGATION — 1.93%
7,932,650	Bear Stearns ARM, 2004-1 11A3, 04/25/34 (Cost $8,011,844)	3.59	7,978,511

COMMERCIAL MORTAGE-BACKED SECURITIES — 17.95%
2,999,529	* ‡Banc of America Large Loan, 2003-BBA2 A1, 11/15/15	1.25	2,999,529
5,001,242	* ‡Bear Stearns Commercial Mortgage Securities, 2003-BA1A A1, 04/14/15	1.37	4,999,414
546,682	Commercial Mortgage Acceptance Corp., 1998-C1 A1, 07/15/31	6.23	572,103
2,000,000	Commercial Mortgage Asset Trust, 1999-C1 B, 01/17/32	7.23	2,399,498
3,476,000	*Commercial Mortgage Asset Trust, 1999-C2 C, 11/17/32	7.80	4,314,871
3,400,000	‡DLJ Mortgage Acceptance Corp., 1996-CF2 A3, 11/12/21	7.38	3,718,414

Principal Amount		Rate	Value (Note 1)
COMMERCIAL MORTAGE-BACKED SECURITIES — (continued)
$ 5,099,238	‡DLJ Mortgage Acceptance Corp., 1997-CF2 A1B, 10/15/30	6.82%	$5,645,805
3,725,000	GMAC Commercial Mortgage Securities, Inc., 1999-C1 C, 05/15/33	6.59	4,246,330
1,989,410	LB-UBS Commercial Mortgage Trust, 2001-C2 A1, 06/15/20	6.27	2,190,597
3,713,081	Midland Realty Acceptance Corp., Series 1996-C2 B, 01/25/29	7.34	4,164,324
3,070,000	Morgan Stanley Dean Witter Capital I, 2003-TOP9 A2, 11/13/36	4.74	3,177,266
2,402,770	Mortgage Capital Funding, Inc., 1996-MC2 C, 12/21/26	7.22	2,670,635
5,735,677	Mortgage Capital Funding, Inc., 1997-MC2 A2, 11/20/27	6.66	6,306,426
2,500,000	Mortgage Capital Funding, Inc., 1998-MC1 C, 03/18/30	6.95	2,846,114
2,500,000	Nationslink Funding Corp., 1999-2 B, 06/20/31	7.53	2,927,205
3,410,000	Nomura Asset Securities Corp., 1998-D6 A1B, 03/15/30	6.59	3,868,751
4,025,000	*Nomura Asset Securities Corp., 1998-D6 A4, 03/15/30	7.61	4,887,805
4,000,000	* ‡Strategic Hotel Capital, Inc., 2003-1 D, 02/15/13	2.24	3,977,489
1,435,000	Wachovia Bank Commercial Mortgage Trust, 2002-C1 A4, 04/15/34	6.29	1,630,276
6,375,000	Wachovia Bank Commercial Mortgage Trust, 2003-C9 A3, 12/15/35	4.61	6,621,649

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $70,312,027)		74,164,501

CORPORATE BONDS — 30.58%
500,000	AK Steel Corp., 06/15/12	7.75	446,250
2,600,000	Alcan, Inc., 01/15/14	5.20	2,727,642
1,720,000	‡America Movil S.A., 03/01/09	4.13	1,723,356
4,260,000	AOL Time Warner, Inc., 05/01/05	5.63	4,434,992
4,155,000	Caterpillar Financial Services Corp. MTN, 09/15/06	2.35	4,171,358
4,580,000	CIT Group, Inc., 09/29/06	2.88	4,641,129
1,910,000	Citigroup, Inc., 10/01/10	7.25	2,274,737
250,000	Compagnie Generale de Geophysique S.A., 11/15/07	10.63	270,000
4,210,000	*Countrywide Home Loans, Inc. MTN, 06/02/06	1.60	4,239,702

See Notes to Financial Statements.

14

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Intermediate-Term Managed Income Fund — (continued)

Principal Amount		Rate	Value (Note 1)
CORPORATE BONDS — (continued)
$ 1,775,000	Credit Suisse First Boston (USA), Inc., 01/15/09	3.88%	$1,816,526
2,010,000	DaimlerChrysler NA Holding Corp., 06/04/08	4.05	2,031,417
728,204	Delta Air Lines, Inc., 05/18/10	7.38	723,002
6,000,000	‡FedEx Corp., 04/01/07	2.65	5,993,058
6,065,000	Ford Motor Credit Co., 02/01/06	6.88	6,450,898
6,095,000	General Motors Nova Scotia Finance Co., 10/15/08	6.85	6,654,625
250,000	Hercules, Inc., 11/15/07	11.13	300,000
5,550,000	Household Finance Corp., 07/15/10	8.00	6,798,922
350,000	IMC Global Inc., Series B, 06/01/08	10.88	421,750
2,355,000	International Lease Finance Corp., 03/15/09	6.38	2,669,098
3,600,000	International Paper Co., 01/15/14	5.50	3,734,532
1,000,000	IOS Capital llc, 06/30/08	7.25	1,092,500
1,750,000	J.P. Morgan Chase & Co., 03/15/12	6.63	2,012,876
4,050,000	05/30/07	5.25	4,373,441
5,300,000	*John Deere Capital Corp. MTN, 07/11/05	1.38	5,307,886
6,500,000	Keystone Financial Mid-Atlantic Funding Corp. MTN, 05/15/04	7.30	6,543,082
3,435,000	Legg Mason, Inc., 07/02/08	6.75	3,881,365
2,075,000	Mercantile Bancorp., 06/15/07	7.30	2,392,263
4,315,000	Metlife, Inc., 05/15/05	3.91	4,422,461
5,000,000	Morgan Stanley, 04/01/14	4.75	4,918,005
2,000,000	‡Nationwide Life Global Funding, Inc., 02/15/07	5.35	2,161,324
1,930,000	Nisource Finance Corp., 11/15/10	7.88	2,334,184
3,000,000	North Fork Bankcorp., Inc., 08/15/12	5.88	3,263,361
3,525,000	Pepsi Bottling Group llc, 10/16/06	2.45	3,553,725
1,200,000	‡Qwest Services Corp., 12/15/10	13.50	1,395,000
1,750,000	Susquehanna Bancshares, Inc., 11/01/12	6.05	1,884,412
1,575,000	‡Telefonos de Mexico S.A., 11/19/08	4.50	1,606,658
4,185,000	*Textron Financial Corp. MTN, 04/24/06	2.37	4,274,124
3,025,000	United Mexican States,
	03/03/15	6.63	3,294,225
1,575,000	*United Mexican States,
	01/13/09	1.84	1,584,450
3,295,000	Weyerhauser Co., 12/15/09	5.25	3,550,870

	TOTAL CORPORATE BONDS (Cost $120,974,647)		126,369,206

Principal Amount		Rate	Value (Note 1)
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 36.94%
$ 4,050,000	Fannie Mae, 07/18/12	5.50%	$4,216,313
2,454,000	02/28/06	2.25	2,475,114
	Federal National Mortgage Association
2,195,735	Pool # 254237, 03/01/32	5.50	2,251,136
2,131,260	Pool # 254514, 11/01/32	5.50	2,184,802
2,555,000	Pool # 385538, 11/01/12	4.79	2,659,521
1,896,621	Pool # 545290, 10/01/16	7.50	2,032,902
554,933	Pool # 577218, 04/01/31	6.00	577,844
10,749	Pool # 578823, 04/01/31	5.50	11,020
782,520	Pool # 620017, 02/01/32	5.50	802,178
3,204,432	Pool # 624250, 01/01/17	6.00	3,377,079
174,424	Pool # 625123, 01/01/32	5.50	178,825
388,910	Pool # 625797, 01/01/17	6.00	409,864
3,978,134	Pool # 703960, 05/01/33	5.50	4,078,196
1,381,611	Pool # 709693, 06/01/28	5.50	1,421,682
870,554	Pool # 709698, 06/01/33	5.50	892,451
	Federal National Mortgage Association ARM
6,637,515	Pool # 704372, 05/01/33	4.50	6,754,349
3,012,552	Pool # 728826, 07/01/33	4.11	3,079,831
	Freddie Mac
3,355,000	07/15/12	5.13	3,613,392
8,000,000	11/03/06	2.88	8,057,768
8,000,000	03/16/07	2.70	8,085,816
5,550,000	Freddie Mac MTN, 01/05/07	2.85	5,612,882
	Government National Mortgage Association
140,330	Pool # 3078, 05/20/31	5.50	144,335
4,742,553	Pool # 3319, 12/20/32	5.00	4,776,087
4,921,813	Pool # 3442, 09/20/33	5.00	4,956,585
23,361	Pool # 195801, 01/15/17	8.50	25,547
17,667	Pool # 195833, 04/15/17	8.50	19,320
9,500	Pool # 212760, 04/15/17	8.50	10,388
6,253	Pool # 334299, 05/15/23	8.00	6,894
587,852	Pool # 367412, 11/15/23	6.00	614,159
2,241,927	Pool # 604726, 10/15/33	4.50	2,198,122
6,057,782	Pool # 608288, 09/15/33	4.50	5,939,420
3,110,643	U.S. Treasury Inflation Indexed Note, 01/15/09	3.88	3,613,572
	U.S. Treasury Note
5,750,000	08/15/10	5.75	6,601,690
23,065,000	02/15/11	5.00	25,461,453
23,575,000	08/31/05	2.00	23,808,911
25,565,000	U.S. Treasury Principal Only STRIPS, 02/15/20	—	11,728,430

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $149,581,553)		152,677,878

TAX-EXEMPT SECURITIES — 1.21%
5,000,000	*East Baton Rouge, Louisiana, Pollution Control Authority Revenue Bonds, Exxon Project, 03/01/22 (Cost $5,000,000)	1.09	5,000,000

See Notes to Financial Statements.

15

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Intermediate-Term Managed Income Fund — (continued)

Shares		Value (Note 1)
SHORT-TERM INVESTMENTS — 3.05%
6,310,817	@Dreyfus Government Cash Management Fund	$6,310,817
6,310,816	@Fidelity U.S. Treasury II Fund	6,310,816

	TOTAL SHORT-TERM INVESTMENTS (Cost $12,621,633)	12,621,633

TOTAL INVESTMENTS (Cost $397,453,944)	99.18%	$409,896,113
OTHER ASSETS & LIABILITIES (NET)	0.82	3,371,214

NET ASSETS	100.00%	$413,267,327

‡	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, these securities amounted to $38,418,172 or 9.30% of net assets.
*	Variable rate security—The rate disclosed is as of March 31, 2004.

ARM—Adjustable Rate Mortgage

MTN—Medium Term Note

llc—Limited Liability Company

STRIPS—Separately Traded Registered Interest and Principal Securities

@	Registered Investment Company

See Notes to Financial Statements.

16

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Short-Term Government Securities Fund

Principal Amount		Rate	Value (Note 1)
ASSET BACKED SECURITY — 1.07%
$ 5,000,000	Citifinancial Mortgage Securities, Inc., Step Bond, 2003-4 AF2, 10/25/33 (Cost $4,999,962)	2.66%	$5,040,028

COLLATERALIZED MORTGAGE OBLIGATIONS — 24.05%
9,946,288	*Bank of America Mortgage Securities, 2004-B 2A2, 03/25/34	4.18	10,133,093
7,507,650	Bear Stearns ARM, 2004-1 11A3, 04/25/34	3.59	7,551,054
10,000,000	*Citigroup Mortgage Loan Trust, Inc., 2004-HYB2 2A, 03/25/34	4.78	10,237,500
9,497,304	*Countrywide Home Loans, 2003-60 1A1, 02/25/34	4.92	9,763,768
7,736,012	Federal Home Loan Mortgage Corporation, 2659 NC, 04/15/15	4.00	7,874,465
11,659,000	Federal Home Loan Mortgage Corporation, 2731 EA, 01/15/11	3.50	11,869,123
6,200,000	Federal Home Loan Mortgage Corporation, 2752 PA, 11/15/08	3.50	6,332,821
12,919,000	Federal National Mortgage Association, 1997-M5 C, 08/25/07	6.74	14,429,446
662,387	Federal National Mortgage Association, 2001-51 GD, 10/25/25	5.50	667,255
522,561	Federal National Mortgage Association, 2002-59 A, 01/25/14	5.50	523,660
9,000,000	Federal National Mortgage Association, 2003-89 DX, 05/25/15	3.50	9,155,103
8,991,000	Federal National Mortgage Association, 2004-1 HA, 03/25/11	3.50	9,181,796
4,929,137	Government National Mortgage Association, 2000-4 ZN, 01/16/30	8.00	5,347,791
9,542,876	*Washington Mutual, 2003-AR6 A1, 06/25/33	4.38	9,797,334

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $112,841,728)		112,864,209

COMMERCIAL MORTAGE-BACKED SECURITIES — 7.06%
3,990,000	Chase Commercial Mortgage Securities Corp., 1996-2 C, 11/19/28	6.90	4,431,273
788,927	‡DLJ Mortgage Acceptance Corp., 1996-CF2 A1B, 11/12/21	7.29	821,628

Principal Amount		Rate	Value (Note 1)
COMMERCIAL MORTAGE-BACKED SECURITIES — (continued)
$ 4,620,590	LB Commercial Conduit Mortgage Trust, 1998-C1 A2, 02/18/30	6.40%	$4,821,622
10,028,684	* ‡Morgan Stanley Capital, 1996-C1 C, 02/15/28	7.47	10,745,367
5,000,000	Mortgage Capital Funding, Inc., 1996-MC1 C, 06/15/28	7.80	5,517,299
2,302,227	Mortgage Capital Funding, Inc., 1996-MC2 A3, 09/20/06	7.01	2,480,662
4,093,018	Nationslink Funding Corp., 1998-2 A1, 08/20/30	6.00	4,304,261

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $33,303,932)		33,122,112

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 61.21%
	Federal Home Loan Mortgage Corporation
9,699,850	Pool # B11532, 12/01/18	5.00	9,983,512
5,105,654	Pool # B12187, 02/01/19	5.00	5,254,963
6,750,000	Pool # B12681, 03/01/19	5.00	6,947,397
966,092	Pool # C68593, 11/01/28	7.00	1,027,349
7,689,625	Pool # E96460, 05/01/18	5.00	7,914,500
7,566,137	Federal Home Loan Mortgage Corporation ARM Pool # 1B1081, 09/01/33	3.89	7,828,491
	Federal National Mortgage Association ARM
2,355,725	Pool # 382316, 04/01/10	3.86	2,351,867
1,516,132	Pool # 545362, 12/01/31	5.76	1,581,332
4,566,076	Pool # 704372, 05/01/33	4.50	4,646,448
9,720,322	Pool # 746298, 09/01/33	4.12	9,961,534
	Federal National Mortgage Association
2,276,098	Pool # 253509, 11/01/15	7.50	2,439,645
2,126,277	Pool # 254196, 02/01/17	6.00	2,240,836
878,405	Pool # 254255, 03/01/09	6.00	901,206
1,053,678	Pool # 254367, 06/01/09	6.00	1,081,029
1,360,193	Pool # 254438, 08/01/09	5.50	1,394,757
5,889,761	Pool # 254475, 10/01/17	6.50	6,268,444
7,882,821	Pool # 254696, 03/01/18	5.50	8,220,936
2,264,027	Pool # 323572, 01/01/29	7.50	2,431,799
3,040,632	Pool # 323597, 01/01/29	6.50	3,199,435
2,834,364	Pool # 375575, 12/01/07	6.60	3,154,305
934,847	Pool # 516210, 08/01/14	8.00	1,004,711
114,224	Pool # 517390, 11/01/11	8.00	122,576
1,028,845	Pool # 535377, 06/01/15	8.00	1,106,965
3,535,816	Pool # 535863, 03/01/16	6.00	3,728,978
835,260	Pool # 535981, 01/01/16	8.00	898,690
3,582,424	Pool # 555412, 04/01/18	6.00	3,775,371
619,630	Pool # 612310, 09/01/16	6.00	653,014
3,815,214	Pool # 634195, 10/01/28	7.50	4,097,935
3,273,936	Pool # 650170, 11/01/32	6.50	3,439,665
1,655,806	Pool # 665868, 10/01/32	6.50	1,739,624
429,557	Pool # 670613, 11/01/32	6.50	451,301
4,425,211	Pool # 740991, 11/01/18	5.50	4,613,838
5,584,609	Pool # 747960, 10/01/18	5.50	5,822,655

See Notes to Financial Statements.

17

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Short-Term Government Securities Fund — (continued)

Principal Amount		Rate	Value (Note 1)
U.S. GOVERNMENT & AGENCY OBLIGATIONS — (continued)
	Federal National Mortgage Association — (continued)
$ 7,968,405	Pool # 766415, 03/01/19	5.00%	$8,200,591
8,625,000	Pool # 770159, 04/01/19	5.00	8,876,317
15,000,000	Freddie Mac, 02/15/05	3.88	15,346,830
13,250,000	Freddie Mac MTN, 02/17/06	2.15	13,296,719
10,500,000	07/14/06	2.05	10,518,154
	Government National Mortgage Association
1,072,322	Pool # 780240, 09/15/09	8.50	1,138,788
301,587	Pool # 780752, 04/15/10	8.50	336,518
1,084,291	Pool # 781036, 10/15/17	8.00	1,191,230
1,446,087	Pool # 781181, 12/15/09	9.00	1,578,520
355,760	Government National Mortgage Association ARM Pool # 80385, 03/20/30	4.25	361,339
693,378	Pool # 8378, 07/20/18	4.75	712,176
10,000,000	U.S. Treasury Bond, 11/15/09	10.38	10,568,300
17,192,700	U.S. Treasury Inflationary Index Note, 01/15/08	3.63	19,458,646
15,500,000	U.S. Treasury Note, 11/15/05	5.88	16,609,800
17,500,000	02/15/07	2.25	17,649,030
41,000,000	02/28/06	1.63	41,064,042

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $285,257,722)		287,192,108

Shares		Value (Note 1)
SHORT-TERM INVESTMENTS — 6.43%
15,081,100	@Dreyfus Government Cash Management Fund	$15,081,100
15,081,100	@Fidelity U.S. Treasury II Fund	15,081,100

	TOTAL SHORT-TERM INVESTMENTS (Cost $30,162,200)	30,162,200

TOTAL INVESTMENTS (Cost $466,565,544)	99.82%	$468,380,657
OTHER ASSETS & LIABILITIES (NET)	0.18	837,038

NET ASSETS	100.00%	$469,217,695

Step Bond—Coupon rate increases in increments to maturity. Rate disclosed is as of March 31, 2004.

*	Variable rate security—The rate disclosed is as of March 31, 2004.

ARM—Adjustable Rate Mortgage

‡	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, these securities amounted to $11,566,995 or 2.47% of net assets.

MTN—Medium Term Note

@	Registered Investment Company

See Notes to Financial Statements.

18

Excelsior Funds Trust

Portfolio of Investments — March 31, 2004

High Yield Fund

Principal Amount		Rate	Value (Note 1)
CORPORATE BONDS — 96.64%
	ADVANCED MATERIALS/PRODUCTS — 1.32%
$ 2,215,000	Hexcel Corp., 01/15/09	9.75%	$2,303,600

	ADVERTISING SERVICES — 1.32%
1,000,000	‡Dex Media West llc—Dex Media Finance Co., 08/15/13	9.88	1,110,000
1,000,000	‡RH Donnelley Finance Corp., 12/15/12	10.88	1,192,500

			2,302,500

	AGRICULTURAL CHEMICALS — 2.95%
2,500,000	IMC Global, Inc., Series B, 06/01/11	11.25	2,962,500
2,000,000	Terra Capital, Inc., 06/01/10	11.50	2,180,000

			5,142,500

	AUTO – MEDIUM & HEAVY DUTY TRUCKS — 1.21%
2,055,000	Navistar International Corp., 02/01/08	8.00	2,111,512

	AUTO – TRUCK PARTS & EQUIPMENT — 3.80%
1,000,000	Collins & Aikman Products, 04/15/06	11.50	982,500
1,000,000	12/31/11	10.75	1,027,500
2,000,000	Dana Corp., 08/15/11	9.00	2,405,000
2,000,000	Visteon Corp., 08/01/10	8.25	2,202,500

			6,617,500

	BROADCAST SERVICE/PROGRAMS — 0.60%
1,000,000	Liberty Media Corp., 05/15/13	5.70	1,044,045

	CABLE TV — 1.69%
1,000,000	Charter Communications Holdings llc, 04/01/09	8.63	825,000
2,000,000	CSC Holdings, Inc., Series B, 04/01/11	7.63	2,110,000

			2,935,000

	CASINO HOTELS — 8.09%
2,000,000	Ameristar Casinos, Inc., 02/15/09	10.75	2,312,500
2,000,000	Aztar Corp., 05/15/07	8.88	2,070,000
1,000,000	Caesars Entertainment, 02/15/07	9.38	1,127,500
2,000,000	09/15/08	8.88	2,285,000
1,500,000	Coast Hotels & Casino, 04/01/09	9.50	1,575,000
2,000,000	MGM Mirage, Inc., 09/15/10	8.50	2,335,000
500,000	‡Station Casinos, 03/01/16	6.88	513,750
1,680,000	Sun International Hotels, 08/15/11	8.88	1,864,800

			14,083,550

Principal Amount		Rate	Value (Note 1)
CORPORATE BONDS — (continued)
	CELLULAR TELECOM — 1.21%
$ 1,000,000	Nextel Communications, Inc., 08/01/15	7.38%	$1,082,500
1,000,000	Western Wireless Corp., 07/15/13	9.25	1,027,500

			2,110,000

	CHEMICALS – DIVERSIFIED — 2.41%
2,000,000	Equistar Chemicals L.P. — Equistar Funding Corp., 05/01/11	10.63	2,155,000
2,000,000	Lyondell Chemical Co., 12/15/08	9.50	2,045,000

			4,200,000

	CHEMICALS – PLASTICS — 0.59%
1,000,000	PolyOne Corp., 05/15/10	10.63	1,022,500

	COAL — 1.18%
2,000,000	Massey Energy Co., 03/01/07	6.95	2,060,000

	COMMERCIAL SERVICES — 0.60%
1,000,000	Iron Mountain, Inc., 01/15/15	7.75	1,050,000

	COMPUTER SERVICES — 0.59%
1,000,000	Unisys Corp., 04/01/08	7.88	1,028,750

	CONSUMER PRODUCTS — 0.63%
1,000,000	Armkel Finance, 08/15/09	9.50	1,097,500

	CONTAINERS – METAL/GLASS — 4.69%
2,500,000	Ball Corp., 12/15/12	6.88	2,703,125
3,000,000	Crown Europen Holdings S.A., 03/01/13	10.88	3,495,000
1,000,000	Owens-Illinois, Inc., 05/15/05	7.15	1,035,000
1,000,000	US Can Corp., Series B, 10/01/10	12.38	935,000

			8,168,125

	CONTAINERS – PAPER/PLASTIC — 0.93%
2,000,000	Radnor Holdings, Inc., 03/15/10	11.00	1,620,000

	DISTRIBUTION/WHOLESALE — 0.59%
1,000,000	‡Nebraska Book Co., 03/15/12	8.63	1,030,000

	ELECTRIC – GENERATION — 1.87%
3,000,000	AES Corp., 06/01/09	9.50	3,255,000

See Notes to Financial Statements.

19

Excelsior Funds Trust

Portfolio of Investments — March 31, 2004

High Yield Fund — (continued)

Principal Amount		Rate	Value (Note 1)
CORPORATE BONDS — (continued)
	ELECTRIC – INTEGRATED — 5.29%
$ 3,000,000	CMS Energy Corp., 10/15/07	9.88%	$3,307,500
2,000,000	Illinois Power Co., 12/15/10	11.50	2,410,000
3,305,000	PSEG Energy Holdings, Inc., 04/16/07	7.75	3,495,038

			9,212,538

	ELECTRONIC COMPONENTS SEMICONDUCTORS — 0.63%
1,000,000	Fairchild Semiconductor, 02/01/09	10.50	1,103,750

	ELECTRONICS – MILITARY — 0.59%
1,000,000	‡L-3 Communications Corp., 01/15/14	6.13	1,027,500

	FINANCE – OTHER SERVICES — 1.26%
2,000,000	IOS Capital llc, 06/30/08	7.25	2,185,000

	FUNERAL SERVICES & RELATED ITEMS — 1.23%
2,000,000	Service Corp. International, 04/15/09	7.70	2,145,000

	GAMBLING – NON-HOTEL — 4.12%
1,000,000	Argosy Gaming Co., 06/01/09	10.75	1,055,000
1,000,000	Horseshoe Gaming Holdings Corp., 05/15/09	8.63	1,047,500
2,000,000	Isle of Capri Casinos, 04/15/09	8.75	2,087,500
2,000,000	Penn National Gaming, Inc., 03/15/10	8.88	2,180,000
750,000	‡River Rock Entertainment, 11/01/11	9.75	810,000

			7,180,000

	GAS – DISTRIBUTION — 1.22%
2,000,000	SEMCO Energy, Inc., 05/15/13	7.75	2,130,000

	HOME FURNISHINGS — 0.58%
1,000,000	‡Sealy Mattress Co., 06/15/14	8.25	1,004,892

	HOTELS & MOTELS — 1.60%
	Extended Stay America,
1,500,000	06/15/11	9.88	1,762,500
1,000,000	03/15/08	9.15	1,030,000

			2,792,500

	LIFE/HEALTH INSURANCE — 1.26%
2,000,000	‡Americo Life, Inc., 05/01/13	7.88	2,192,500

	MACHINE TOOLS & RELATED PRODUCTS — 0.73%
1,250,000	‡Thermadyne Holdings Corp., 02/01/14	9.25	1,275,000

	MACHINERY – FARM — 1.26%
2,000,000	AGCO Corp., 05/01/08	9.50	2,195,000

Principal Amount		Rate	Value (Note 1)
CORPORATE BONDS — (continued)
	MEDICAL – WHOLESALE DRUG DISTRIBUTION — 0.63%
$ 1,000,000	Amerisourcebergen Corp., 11/15/12	7.25%	$1,087,500

	METAL – ALUMINUM — 5.03%
2,500,000	Century Aluminum Co., 04/15/08	11.75	2,800,000
12,533,000	‡Ormet Corp., In Default, 08/15/08	11.00	5,953,175

			8,753,175

	MISCELLANEOUS MANUFACTURING — 1.52%
2,000,000	IPC Acquisition Corp., 12/15/09	11.50	2,100,000
500,000	Reddy Ice Group, Inc., 08/01/11	8.88	536,250

			2,636,250

	MULTI-LINE INSURANCE — 1.87%
3,128,000	Allmerica Financial Corp., 10/15/25	7.63	3,253,120

	NON-HAZARDOUS WASTE DISPOSAL — 1.23%
2,000,000	Allied Waste North America, Series B, 08/01/09	10.00	2,145,000

	OFFICE AUTOMATION & EQUIPMENT — 0.92%
1,500,000	Xerox Corp., 06/15/13	7.63	1,597,500

	OIL – EXPLORATION & PRODUCTION — 0.95%
1,500,000	Chesapeake Energy Corp., 09/15/13	7.50	1,657,500

	OIL REFINING & MARKETING — 2.01%
3,000,000	Premcor Refining Group, Inc., 02/01/13	9.50	3,495,000

	PAPER & RELATED PRODUCTS — 6.10%
	Caraustar Industries, Inc.,
1,000,000	04/01/11	9.88	1,000,000
2,000,000	06/01/09	7.38	2,040,000
1,000,000	Norske Skog Canada, Series D, 06/15/11	8.63	1,075,000
3,000,000	Pacifica Papers, Inc., 03/15/09	10.00	3,165,000
2,000,000	Stone Container Corp., 02/01/11	9.75	2,235,000
1,080,000	‡Stone Container Finance, 08/15/06	11.50	1,107,000

			10,622,000

	PHYSICIANS PRACTICE MANAGEMENT — 0.29%
500,000	Ameripath, Inc., 04/01/13	10.50	510,000

	PRIVATE CORRECTIONS — 0.30%
500,000	Geo Group, Inc., 07/15/13	8.25	527,500

See Notes to Financial Statements.

20

Excelsior Funds Trust

Portfolio of Investments — March 31, 2004

High Yield Fund — (continued)

Principal Amount		Rate	Value (Note 1)
CORPORATE BONDS — (continued)
	RADIO — 1.47%
$ 2,450,000	Emmis Communications Corp., Series B, 03/15/09	8.13%	$2,551,063

	REAL ESTATE INVESTMENT TRUST — 0.65%
1,000,000	La Quinta Corp., 03/15/11	8.88	1,130,000

	RENTAL AUTO/EQUIPMENT — 1.12%
2,000,000	‡United Rentals, Inc., 11/15/13	7.75	1,950,000

	RETAIL – ARTS & CRAFTS — 1.27%
2,000,000	Michaels Stores, Inc., 07/01/09	9.25	2,202,500

	RETAIL – DISCOUNT — 0.56%
1,000,000	Shopko Stores, 03/15/22	9.25	975,000

	RETAIL – MAJOR DEPARTMENT STORE — 1.00%
1,000,000	JC Penney Co., Inc., 03/01/10	8.00	1,172,500
500,000	Saks, Inc., 11/15/08	8.25	562,500

			1,735,000

	SATELLITE TELECOM — 1.50%
500,000	‡Inmarsat Finance plc, 06/30/12	7.63	521,250
2,000,000	PanAmSat Corp., 02/01/12	8.50	2,090,000

			2,611,250

	SEISMIC DATA COLLECTION — 1.86%
3,000,000	Compagnie Generale de Geophysique S.A., 11/15/07	10.63	3,240,000

	SOAP & CLEANING PREPARATION — 1.25%
2,000,000	Johnsondiversey, Inc., Series B, 05/15/12	9.63	2,180,000

	STEEL – PRODUCERS — 2.36%
2,000,000	AK Steel Corp., 06/15/12	7.75	1,785,000
2,000,000	United States Steel llc, 08/01/08	10.75	2,330,000

			4,115,000

	TELEPHONE – INTEGRATED — 3.63%
500,000	Cincinnati Bell Telephone Co. MTN, 12/30/05	6.33	492,500
3,000,000	Cincinnati Bell, Inc., 01/15/14	8.38	2,940,000
500,000	Eircom Funding, 08/15/13	8.25	557,500
2,000,000	‡Qwest Services Corp., 12/15/10	13.50	2,325,000

			6,315,000

Principal Amount		Rate	Value (Note 1)
	TRANSPORTATION – MARINE — 1.96%
$ 3,000,000	Overseas Shipholding Group, 12/01/13	8.75%	$3,408,750

	TRANSPORTATION – RAIL — 1.12%
1,750,000	Kansas City Southern, 10/01/08	9.50	1,942,500

	TOTAL CORPORATE BONDS (Cost $165,287,387)		168,266,370

U.S. GOVERNMENT & AGENCY OBLIGATION — 1.90%
3,300,000	Federal Home Loan Bank, Discount Note, 04/01/04 (Cost $3,299,918)	0.90	3,299,917

Shares
WARRANTS — 0.00%
8,500	†Mikohn Gaming Corp., Expires 08/15/08 (Cost $17,500)		3,400

TOTAL INVESTMENTS (Cost $168,604,805)	98.54%	$171,569,687
OTHER ASSETS & LIABILITIES (NET)	1.46	2,547,060

NET ASSETS	100.00%	$174,116,747

‡	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, these securities amounted to $22,012,567 or 12.64% of net assets.

llc—Limited Liability Company

L.P.—Limited Partnership

In Default—Security in default on interest payments.

plc—public limited company

MTN—Medium Term Note

Discount	Note—The rate reported on the Portfolio of Investments is the discount rate at the time of purchase.
†	Non-income producing security

See Notes to Financial Statements.

21

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Funds Trust (the “Trust”) is a statutory trust organized under the laws of the State of Delaware on April 27, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as open-end diversified management investment companies with the exception of Energy and Natural Resources Fund and Real Estate Fund, each of which are non-diversified.

Excelsior Fund and the Trust currently offer shares in sixteen and nine managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for the Managed Income Fund, Intermediate-Term Managed Income Fund and Short-Term Government Securities Fund, Portfolios of Excelsior Fund and High Yield Fund, a Portfolio of the Trust (the “Portfolios”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund and the Trust in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The High Yield Fund offers two classes of shares: Shares and Institutional Shares. The Financial Highlights of the Institutional Shares as well as the financial statements for the remaining portfolios of Excelsior Fund and the Trust are presented separately.

(a) Portfolio valuation:

Investments in securities that are traded on a recognized stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid prices (as calculated by an independent pricing service (the “Service”) based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust.

Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors with regard to Excelsior Fund or the Board of

22

Trustees with regard to the Trust. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in foreign debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. For valuation purposes, quotations of foreign securities in foreign currency are converted to United States dollars equivalent at the prevailing market rate on the day of conversion. The Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations for Federal income tax purposes. The Portfolios report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

(b) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis.

(c) Concentration of risks:

The High Yield Bond Fund is subject to special risks associated with investments in high yield bonds, which involve greater risk of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

(d) Repurchase agreements:

The Portfolios may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and the Portfolios’ agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Portfolios’ custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

If the value of the underlying securities falls below the value of the repurchase price, the Portfolios will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

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(e) TBA purchase commitments:

The Managed Income Fund, Intermediate-Term Managed Income Fund and Short-Term Government Securities Fund may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio valuation” above.

(f) Mortgage dollar rolls:

The Portfolios may enter into mortgage dollar rolls (principally in securities referred to as TBAs, see Note 1e) in which the Portfolios sell mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price on a fixed date. The Portfolios account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Portfolios must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities.

(g) Distributions to shareholders:

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforwards, are distributed to shareholders at least annually. Dividends and distributions are recorded on ex-dividend date.

(h) Expense allocation:

Expenses incurred by Excelsior Fund and the Trust with respect to any two or more of their respective Portfolios are allocated in proportion to the average net assets of each of their respective Portfolios, except where allocations of direct expenses to each Portfolio can be fairly made. Expenses directly attributable to a Portfolio are charged to that Portfolio. Shareholder servicing fees relating to a specific class are charged directly to that class.

2.    Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

United States Trust Company of New York (“U.S. Trust NY”) and U.S. Trust Company, N.A. (together the “Adviser” or “U.S. Trust”), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, the Adviser receives a fee, computed daily and paid monthly, at the annual rates of 0.75% of the average daily net assets of the Managed Income Fund, 0.35% of the average daily net assets of the Intermediate-Term Managed Income Fund, 0.30% of the average daily net assets of the Short-Term Government Securities Fund and 0.80% of the average daily

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net assets of the High Yield Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”).

U.S. Trust Company, N.A., SEI Investments Global Funds Services and Federated Services Company (collectively, the “Administrators”) provide administrative services to Excelsior Fund and the Trust. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. Until further notice to the Portfolios, U.S. Trust Company, N.A. has voluntarily agreed to waive a portion of its administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Portfolio. For the year ended March 31, 2004, administration fees charged by U.S. Trust Company, N.A. net of waivers, were as follows:

	Administration Fees	Waiver of Administration Fees	Net Administration Fees
Managed Income Fund	$337,795	$112,465	$225,330
Intermediate-Term Managed Income Fund	480,637	159,864	320,773
Short-Term Government Securities Fund	582,175	193,762	388,413
High Yield Fund	218,830	72,773	146,057

From time to time, in their sole discretion, U.S. Trust may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. For the year ended March 31, 2004, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Portfolio’s average daily net assets:

Managed Income Fund	0.90%
Intermediate-Term Managed Income Fund	0.65%
Short-Term Government Securities Fund	0.60%
High Yield Fund—Shares	1.05%
High Yield Fund—Institutional Shares	0.80%

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For the year ended March 31, 2004, pursuant to the above, U.S. Trust waived investment advisory fees as follows:

Managed Income Fund	$497,199
High Yield Fund	369,302

The Portfolios have entered into shareholder servicing agreements with various service organizations, which may include Schwab, U.S. Trust and affiliates of U.S. Trust. Services included in the servicing agreements are assisting in processing purchase, exchange, and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Portfolio and class level (where applicable). As a consideration for these services, each service organization receives a fee, computed daily and paid monthly, at an annual rate up to 0.25% (0.40% prior to July 29, 2003) of the average daily net assets of its shares held by each service organizations’ customers.

U.S. Trust has voluntarily agreed to waive investment advisory and administration fees payable in an amount equal to the shareholder servicing fees payable to affiliates.

For the year ended March 31, 2004, shareholder servicing fees paid to Schwab, U.S. Trust and affiliates of U.S. Trust:

	Amount Paid	Amount Waived as Investment Advisory Fees	Amount Waived as Administration Fees
Managed Income Fund	$147,124	$69,879	—
Intermediate-Term Managed Income Fund	375,427	347,323	—
Short-Term Government Securities Fund	520,099	472,527	—
High Yield Fund	160,269	13,304	$114,749

Edgewood Services, Inc. (“the Distributor”), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Fund and the Trust. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

Boston Financial Data Services, Inc. (“BFDS”) serves as transfer agent to the Portfolios.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Shares of High Yield Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Portfolio Shares, in an amount not to exceed the annual rate of 0.25% of the daily net asset value of the Portfolio’s outstanding shares. The Trust has voluntarily agreed to stop charging fees under the Distribution Plan and no fees have been charged for the year ended March 31, 2004.

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Each Independent Director of Excelsior Fund receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman receives an additional annual fee of $7,500. Independent Trustees of the Trust receive an annual fee of $6,000, plus a meeting fee of $1,000 for each meeting attended. The Chairman receives an additional fee of $5,000. Each member of the Nominating Committee for Excelsior Fund, the Trust, and Excelsior Tax-Exempt Funds, Inc. receives a fee of $3,000 for each meeting attended. The Chairman of the Nominating Committee also receives an annual fee of $5,000. In addition, Directors and Trustees are reimbursed by Excelsior Fund and the Trust, respectively, for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

3.    Purchases, Sales and Maturities of Securities:

For the year ended March 31, 2004, purchases, sales and maturities of securities, excluding short-term investments, for the Portfolios aggregated:

	Purchases	Sales and Maturities
Managed Income Fund
U.S. Government	$169,402,076	$187,681,036
Other	36,231,473	39,496,011
Intermediate-Term Managed Income Fund
U.S. Government	176,426,072	116,158,776
Other	147,167,335	150,815,116
Short-Term Government Securities Fund
U.S. Government	805,433,683	892,867,005
Other	153,656,989	68,760,522
High Yield Fund
U.S. Government	4,697,813	4,507,031
Other	258,828,439	261,482,964

4.    Federal Taxes:

It is the policy of Excelsior Fund and the Trust that each Portfolio continue to qualify as regulated investment companies, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales, defaulted bonds, market discount, and net capital losses incurred after October 31 and within the taxable year (“Post-October losses”). To the extent these differences are permanent, adjustments are made to the

27

appropriate equity accounts in the period that the differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Managed Income Fund	$197,984	$(197,984)	—
Intermediate-Term Managed Income Fund	1,485,777	(1,485,777)	—
Short-Term Government Securities Fund	2,589,265	(2,589,265)	—
High Yield Fund	2,703,085	457,573	$(3,160,658)

The tax character of dividends and distributions declared during the years ended March 31, 2004 and March 31, 2003 were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Managed Income Fund
2004	$12,669,037	$2,777,932	—	$15,446,969
2003	14,203,922	226,594	—	14,430,516
Intermediate-Term Managed Income Fund
2004	15,706,998	4,116,483	—	19,823,481
2003	19,225,536	1,257,959	—	20,483,495
Short-Term Government Securities Fund
2004	15,034,872	—	—	15,034,872
2003	14,149,448	456,543	—	14,605,991
High Yield Fund
2004	10,866,812	—	$3,160,658	14,027,470
2003	42,429,596	—	20,720,784	63,150,380

As of March 31, 2004 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Ordinary Income	Long-Term Capital Gains	Post- October Losses	Capital Loss Carryforward	Unrealized Appreciation	Other Temporary Difference	Total
Managed Income Fund	$1,183,914	$1,030,908	—	—	$12,628,187	$(993,187)	$13,849,822
Intermediate-Term Managed Income Fund	1,205,715	568,739	—	—	12,441,407	(1,205,711)	13,010,150
Short-Term Government Securities Fund	1,217,545	—	—	$(1,481,228)	1,815,113	(1,218,443)	332,987
High Yield Fund	—	—	$(3,430,494)	(59,742,362)	2,983,328	(1,707,604)	(61,897,132)

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year.

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For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2004, the following Portfolios had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

	Expiration Date March 31, 2010	Expiration Date March 31, 2011	Expiration Date March 31, 2012	Total
Short-Term Government Securities Fund	—	—	$1,481,228	$1,481,228
High Yield Fund	$2,181,571	$17,456,849	40,103,942	59,742,362

At March 31, 2004, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value is as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation
Managed Income Fund	$257,979,624	$13,257,575	$(629,388)	$12,628,187
Intermediate-Term Managed Income Fund	397,454,706	12,730,004	(288,597)	12,441,407
Short-Term Government Securities Fund	466,565,544	2,654,365	(839,252)	1,815,113
High Yield Fund	168,586,359	6,935,951	(3,952,623)	2,983,328

5.    Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently classified for each Portfolio is as follows: 750 million shares of the Managed Income Fund, 1.5 billion shares of the Intermediate-Term Managed Income Fund, and 1 billion shares of the Short-Term Government Securities Fund. Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund’s Board of Directors. The Trust currently has authorized an unlimited number of shares of beneficial interest of each class of each Portfolio. Each share has a par value of $0.00001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of the Trust’s Board of Trustees.

	Managed Income Fund
	Year Ended 03/31/04		Year Ended 03/31/03
	Shares	Amount	Shares	Amount
Sold	6,431,529	$60,736,685	10,169,254	$94,109,119
Issued as reinvestment of dividends	447,581	4,191,949	365,026	3,382,307
Redeemed	(9,433,164)	(88,509,497)	(7,142,371)	(66,072,813)

Net Increase (Decrease)	(2,554,054)	$(23,580,863)	3,391,909	$31,418,613

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	Intermediate-Term Managed Income Fund
	Year Ended 03/31/04		Year Ended 03/31/03
	Shares	Amount	Shares	Amount
Sold	17,987,899	$133,005,733	25,421,360	$185,060,507
Issued as reinvestment of dividends	161,101	1,185,497	119,659	872,324
Redeemed	(17,028,047)	(125,933,806)	(9,301,165)	(67,792,241)

Net Increase	1,120,953	$8,257,424	16,239,854	$118,140,590

	Short-Term Government Securities Fund
	Year Ended 03/31/04		Year Ended 03/31/03
	Shares	Amount	Shares	Amount
Sold	52,359,121	$379,822,103	68,119,920	$495,272,695
Issued as reinvestment of dividends	222,097	1,603,649	180,819	1,316,935
Redeemed	(55,936,678)	(405,102,072)	(27,201,510)	(198,060,431)

Net Increase (Decrease)	(3,355,460)	$(23,676,320)	41,099,229	$298,529,199

	High Yield Fund
	Year Ended 03/31/04		Year Ended 03/31/03
	Shares	Amount	Shares	Amount
Sold:
Shares	32,989,833	$146,064,602	26,619,786	$124,891,845
Institutional Shares	1,199,226	5,249,685	5,477,986	28,689,696
Issued as reinvestment of dividends:
Shares	367,138	1,637,682	991,149	4,442,208
Institutional Shares	6,757	29,643	90,125	471,712
Redeemed:
Shares	(34,133,033)	(152,384,928)	(22,541,900)	(99,348,474)
Institutional Shares	(5,737,764)	(25,636,287)	(4,001,115)	(17,456,381)

Net Increase (Decrease)	(5,307,843)	$(25,039,603)	6,636,031	$41,690,606

6.    Line of Credit:

The Portfolios and other affiliated funds participate in a $50 million unsecured line of credit provided by a syndication of banks, under a line of credit agreement. Borrowings may be made to temporarily finance the redemption of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus up to 0.50% per year. In addition, a commitment fee, equal to an annual rate of 0.15% of the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter, and is included in miscellaneous expenses on the Statements of Operations. For the year ended March 31, 2004, the Portfolios had no borrowings under the agreement.

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7.    Guarantees:

In the normal course of business, the Portfolios enter into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios, and therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

8.    Legal Proceedings:

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have been cooperating with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

Five class actions suits have been filed against the Companies and the Adviser: Mike Sayegh v. Janus Capital Corp.et al., (filed October 22, 2003 in Los Angeles Superior Court); James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details in each suit vary, in general each alleges that the Adviser, certain of its affiliates, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of the Companies. Each seeks unspecified monetary damages and related equitable relief.

In addition, two derivative actions, styled Richard Elliott v. Charles Schwab Corporation, et al., No 04 CV 2262 (S.D.N.Y.) and Lou Ann Murphy v. Charles Schwab Corporation et al., (No. 04 CV 3547 (E.D. Penn.), purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust, seek unspecific damages arising from alleged violations of Section 36 of the Investment Company Act, 15 U.S.C. § 80a-35(b) and breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices.

The class and derivative actions described above have been transferred to the United District Court for the District of Maryland for coordinated or consolidated pre-trial proceedings. Lead plaintiffs have been appointed and additional defendants have been added (generally consisting of current and former directors and officers of the Companies and entities who timed or facilitated timing in the Excelsior Funds). The seven lawsuits discussed above were consolidated into two new amended complaints, one for the class actions and one for the derivative actions, that were filed on or about September 29, 2004.

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The plaintiffs in the consolidated class action are seeking unspecified monetary damages from claimed injuries arising from allegedly illegal and improper mutual fund trading practices, as well as disgorgement of investment advisory fees, rescission and restitution of unspecified funds. The plaintiffs in the consolidated derivative action are seeking on behalf of the Companies unspecified monetary damages for similar claimed injuries, as well as removal of Excelsior Fund directors, removal of U.S. Trust as advisor to the Excelsior Funds, rescission of its investment advisory contracts and disgorgement of management fees and compensation relating to the Excelsior Funds.

The Maryland court is expected to establish a briefing schedule prior to year end for motions to dismiss the actions, and the defendants will not be required to answer the complaints until such motions have been decided. Discovery in the actions is currently stayed, although a motion to lift the stay is expected to be filed on or about December 10, 2004 and decided on or after March 1, 2005.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

9.    Subsequent events:

Effective December 13, 2004, BISYS Fund Services Ohio, Inc. replaced SEI Investments Global Funds Services as Sub-Administrator of Excelsior Fund and the Trust.

Effective January 1, 2005, BISYS Fund Services Limited Partnership will replace Edgewood Services, Inc. as the Distributor of Excelsior Fund and the Trust.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors/Trustees and Shareholders of

Excelsior Funds, Inc. and Excelsior Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Managed Income, Intermediate-Term Managed Income, Short-Term Government Securities, and High Yield Funds (three of the portfolios constituting the Excelsior Funds, Inc. and one of the portfolios constituting the Excelsior Funds Trust) (collectively, the “Funds”) as of March 31, 2004, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended March 31, 2003 of the Funds and the financial highlights for each of the years in the four year period ended March 31, 2003 of Managed Income, Intermediate-Term Managed Income and Short-Term Government Securities Funds and the financial highlights for each of the two years in the two year period ended March 31, 2003 and the period from October 31, 2000 (commencement of operations) through March 31, 2001 of High Yield Fund were audited by other auditors whose report, dated May 16, 2003, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Managed Income, Intermediate-Term Managed Income, Short-Term Government Securities, and High Yield Funds as of March 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York December 15, 2004

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CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Unaudited)

The Funds’ Boards of Directors/Trustees and Joint Audit Committee terminated Ernst & Young, LLP (“E&Y”) as the Funds’ independent registered public accounting firm on October 28, 2004 as a result of concerns regarding their independence at the time of the issuance of their report on the Funds’ March 31, 2004 financial statements. During the period in which E&Y served as independent registered public accounting firm for the Funds, there were no disagreements between E&Y and the Funds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. At the request of the Boards and the Joint Audit Committee, Deloitte & Touche LLP has performed a re-audit of the Funds’ March 31, 2004 financial statements, which had previously been audited by E&Y. That report is included in this annual report.

Federal Tax Information: (Unaudited)

For the year ended March 31, 2004, the designation of long-term capital gains and the percentage of income earned from direct treasury obligations were as follows:

	20% Long-Term Capital Gain	15% Long-Term Capital Gain	Treasury Income Earned
Managed Income Fund	$2,200,401	$577,531	12.81%
Intermediate-Term Managed Income Fund	3,102,050	1,014,433	9.90%
Short-Term Government Securities Fund	—	—	12.88%
High Yield Fund	—	—	1.00%

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Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a “Company” and collectively, the “Excelsior Funds Complex”) is set forth below. Directors/Trustees who are not deemed to be “interested persons” of the Excelsior Funds Complex as defined in the 1940 Act are referred to as “Independent Board Members.” Directors/Trustees who are deemed to be “interested persons” of the Excelsior Funds Complex are referred to as “Interested Board Members”. The following information is as of December 15, 2004.

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
DIRECTORS

INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 73	Director/Trustee Chairman of the Boards	Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	31	None.

Rodman L. Drake Age: 61	Director/Trustee	Since 1994	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	31	Director, Parsons Brinkerhoff, Inc. (engineering firm) (since 1995); Director, Clean Fuels Technology Corp. (since 1998); Director and Chairman, Hyperion Total Return Fund, Inc., Hyperion Strategic Mortgage Fund Inc., and Hyperion 2005 Term Trust Inc. (since 1991); Director, Jackson Hewitt Inc. (since June 2004).

Mel Hall Age: 59	Director/Trustee	Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chief Executive Officer, Comprehensive Health Services, Inc. (health care management and administration) (since 1991).	31	Chairman, Comprehensive Health Services, Inc. (since 1991).

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Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
Roger M. Lynch Age: 64	Director/Trustee	Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	31	Director, SLD Commodities, Inc. (importer of nuts) (since 1991).

Jonathan Piel Age: 65	Director/Trustee	Since 1994	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994).	31	None.

INTERESTED BOARD MEMBER(5)
James L. Bailey 114 West 47th Street New York, NY 10036 Age: 59	Director/Trustee	Since February 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	31	None.

OFFICERS
Mary Martinez 114 West 47th Street New York, NY 10036 Age: 44	President	Since July 2004	Managing Director of United States Trust Company of New York (since 2003) and Chief Executive Officer of National Private Banking (since October 2004); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (from 1998 to 2003).	N/A	N/A

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Age: 43	Vice President	Since February 2004	Managing Director of United States Trust Company of New York (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

36

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
Agnes Mullady 225 High Ridge Road Stamford, CT 06905 Age: 45	Treasurer/Chief Financial and Chief Accounting Officer	Since February 2004	Senior Vice President, U.S. Trust Company, N.A. (since 2004); Chief Financial Officer, AMIC Distribution Partners (from 2002 to 2004); Controller Reserve Management Corporation, Reserve Management Company, Inc. and Reserve Partners, Inc. (from 2000 to 2002); Vice President and Treasurer, Northstar Funds; Senior Vice President and Chief Financial Officer, Northstar Investment Management Corp.; President and Treasurer, Northstar Administrators Corp.; and Vice President and Treasurer, Northstar Distributors, Inc. (from 1993 to 2000).	N/A	N/A

Scott Rhodes 225 High Ridge Road Stamford, CT 06905 Age: 45	Vice President and Assistant Treasurer	Since November 2004	Vice President, U.S. Trust Company, N.A. (since August 2004); Vice President, BlackRock Financial Management Inc. (2004); Controller Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer, American Skandia Trust and American Skandia Advisor Funds, Inc. (from 1996 to 2003).	N/A	N/A

Alexandra Poe 114 West 47th Street New York, NY 10036 Age: 44	Secretary and Chief Legal Officer	Since May 2004	Senior Vice President and Assistant General Counsel, United States Trust Company of New York (since May 2004); Chief Legal Officer for Managed Accounts and Alternative Investment Strategies, Prudential Investments (from 2001 to 2004); Senior Vice President and General Counsel, US Investment Management and Global Hedge Funds and President of the Schroder Mutual Funds, Schroders (from 1996 to 2001).	N/A	N/A

Sharon M. Davison 114 West 47th Street New York, NY 10036 Age: 50	Chief Compliance Officer	Since September 2004	Senior Vice President of U.S. Trust Company of New York (since 2001); Director of Securities and Corporate Compliance (since 2001); Director of Special Investigations – New York Stock Exchange Division of Market Surveillance (from 2000 to 2001); Senior Counsel – New York Stock Exchange Division of Market Surveillance (from 1997 to 2000).	N/A	N/A

37

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Age: 46	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT 06905.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of December 15, 2004, the Excelsior Funds Complex consisted of 31 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

AR-TXBL-1204-42596

38

MONEY MARKET

PORTFOLIOS

ANNUAL REPORT

March 31, 2004

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call 1-800-446-1012, from overseas, call 617-483-7297.

Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-446-1012, and (ii) on the Excelsior Funds’ website.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

Excelsior Funds

P.O. Box 8529

Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, N.A., THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

LETTER TO SHAREHOLDERS

December 15, 2004

Dear Valued Excelsior Shareholder:

We are reissuing our 2004 annual report following the termination of Ernst & Young (“E&Y”) as the Funds’ auditor. As previously communicated, on October 28, 2004 the Funds’ Boards of Directors/Trustees terminated E&Y as the Funds’ independent registered public accounting firm as a result of concerns regarding their independence at the time of the issuance of their report. The Boards and their Chief Financial Officer have reviewed the Funds March 31, 2004 financial statements and have concluded that they fairly represent, in all material respects, the financial position of the Funds.

In addition, the Boards of the Funds engaged Deloitte & Touche (“D&T”) as the Funds’ independent registered public accounting firm, and D&T has performed a re-audit of the Funds’ March 31, 2004 financial statements. As stated in the enclosed report, in Deloitte & Touche’s opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2004.

At Excelsior we are committed to helping our shareholders’ long term investments grow. We are defined by our ability to give our shareholders the reassurance and comfort of a steady return over the long term. As always, we value your confidence in selecting Excelsior to fulfill your investment needs.

Sincerely,

Mary Martinez

President

1

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2004

	Money Fund	Government Money Fund	Treasury Money Fund	Tax-Exempt Money Fund	New York Tax-Exempt Money Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$1,612,892,307	$545,159,207	$719,759,735	$2,044,631,080	$493,963,223

Investments, at value (excluding repurchase agreements) (Note 1)	$1,548,892,307	$528,159,207	$719,759,735	$2,044,631,080	$493,963,223
Repurchase agreements, at value (Note 1)	64,000,000	17,000,000	—	—	—
Interest receivable	247,746	87,435	34,426	3,451,054	875,513
Receivable for fund shares sold	84,583	430	51	1,379	90,006
Due from investment adviser (Note 2)	84,189	—	—	—	—

Total Assets	1,613,308,825	545,247,072	719,794,212	2,048,083,513	494,928,742
LIABILITIES:
Payable for dividends declared	732,408	265,752	146,371	1,019,535	168,577
Payable for fund shares redeemed	283,074	30,000	1,600	55,860	403,014
Payable for investments purchased	—	—	199,688,014	—	4,006,680
Investment advisory fees payable (Note 2)	—	121,008	133,471	453,529	120,804
Administration fees payable (Note 2)	158,086	53,767	49,456	201,597	49,153
Shareholder servicing fees payable (Note 2)	229,375	15	27	520	20,076
Directors’ fees payable (Note 2)	77	269	229	2,481	1,145
Due to custodian bank	—	—	—	1,489,786	7,134
Accrued expenses and other payables	154,610	54,946	53,495	183,786	53,386

Total Liabilities	1,557,630	525,757	200,072,663	3,407,094	4,829,969

NET ASSETS	$1,611,751,195	$544,721,315	$519,721,549	$2,044,676,419	$490,098,773

NET ASSETS consist of:
Undistributed net investment income	$—	$—	$2,747	$56	$—
Accumulated net realized (loss) on investments	(47,687)	(34,615)	—	(1,827)	(908)
Par value (Note 4)	1,611,998	544,823	519,729	2,044,928	490,101
Paid-in capital in excess of par value	1,610,186,884	544,211,107	519,199,073	2,042,633,262	489,609,580

Total Net Assets	$1,611,751,195	$544,721,315	$519,721,549	$2,044,676,419	$490,098,773

Net Assets:
Shares	$1,141,562,354	$544,721,315	$519,721,549	$2,044,676,419	$490,098,773
Institutional Shares	470,188,841	—	—	—	—
Shares of Common Stock Outstanding (Note 4):
Shares	1,141,807,272	544,822,975	519,728,929	2,044,928,039	490,100,591
Institutional Shares	470,191,017	—	—	—	—
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Shares	$1.00	$1.00	$1.00	$1.00	$1.00

Institutional Shares	$1.00	—	—	—	—

See Notes to Financial Statements.

2

Excelsior Funds

Statements of Operations

Year Ended March 31, 2004

	Money Fund	Government Money Fund	Treasury Money Fund	Tax-Exempt Money Fund	New York Tax-Exempt Money Fund
INVESTMENT INCOME:
Interest income	$22,954,795	$6,776,856	$5,246,866	$21,272,107	$4,945,789

EXPENSES:
Investment advisory fees (Note 2)	5,157,440	1,585,953	1,598,190	5,295,803	2,496,278
Administration fees (Note 2)	3,120,371	958,964	805,641	3,204,676	755,436
Shareholder servicing fees (Note 2)	1,155,681	—	—	—	—
Shareholder servicing fees — Shares (Note 2)	3,309,810	548,093	351,011	2,677,048	220,725
Shareholder servicing fees — Institutional Shares (Note 2)	132,150	—	—	—	—
Legal and audit fees	453,237	149,051	124,210	469,254	111,592
Custodian fees	183,780	60,154	63,022	215,406	58,916
Transfer agent fees (Note 2)	127,856	18,111	30,302	25,483	17,899
Registration and filing fees	51,718	27,902	22,924	30,205	16,300
Directors’ fees and expenses (Note 2)	32,899	18,932	15,937	110,287	26,300
Shareholder reports	12,156	7,929	7,176	29,752	7,157
Miscellaneous expenses	104,652	39,641	36,482	143,259	37,079

Total Expenses	13,841,750	3,414,730	3,054,895	12,201,173	3,747,682
Fees waived and reimbursed by:
Investment adviser (Note 2)	(3,813,686)	(310,801)	(187,511)	(1,947,158)	(1,058,879)
Administrator (Note 2)	(1,938,819)	(253,755)	(213,093)	(847,336)	(199,704)

Net Expenses	8,089,245	2,850,174	2,654,291	9,406,679	2,489,099

NET INVESTMENT INCOME	14,865,550	3,926,682	2,592,575	11,865,428	2,456,690

REALIZED GAIN (LOSS) ON INVESTMENTS (Note 1):
Net realized gain (loss) on security transactions	(23,975)	(6,483)	4,011	(780)	18,555

Net increase in net assets resulting from operations	$14,841,575	$3,920,199	$2,596,586	$11,864,648	$2,475,245

See Notes to Financial Statements.

3

Excelsior Funds

Statements of Changes in Net Assets

	Money Fund	Government Money Fund	Treasury Money Fund	Tax-Exempt Money Fund	New York Tax-Exempt Money Fund
Year Ended March 31, 2004
Net investment income	$14,865,550	$3,926,682	$2,592,575	$11,865,428	$2,456,690
Net realized gain (loss) on security transactions	(23,975)	(6,483)	4,011	(780)	18,555

Net increase in net assets resulting from operations	14,841,575	3,920,199	2,596,586	11,864,648	2,475,245
Distributions to shareholders:
From net investment income
Shares	(9,962,795)	(3,926,682)	(2,592,576)	(11,865,425)	(2,456,690)
Institutional Shares	(4,902,755)	—	—	—	—
From net realized gain on investments	—	—	(4,586)	(311,916)	(31,105)

Total distributions	(14,865,550)	(3,926,682)	(2,597,162)	(12,177,341)	(2,487,795)

(Decrease) in net assets from fund share transactions (Note 4):
Shares	(646,272,448)	(49,768,352)	(52,275,911)	(236,273,538)	(58,462,779)
Institutional Shares	(77,930,018)	—	—	—	—

Total from fund share transactions	(724,202,466)	(49,768,352)	(52,275,911)	(236,273,538)	(58,462,779)

Net (decrease) in net assets	(724,226,441)	(49,774,835)	(52,276,487)	(236,586,231)	(58,475,329)
NET ASSETS:
Beginning of year	2,335,977,636	594,496,150	571,998,036	2,281,262,650	548,574,102

End of year (1)	$1,611,751,195	$544,721,315	$519,721,549	$2,044,676,419	$490,098,773

(1) Including undistributed net investment income	—	—	$2,747	$56	—

Year Ended March 31, 2003
Net investment income	$32,216,854	$8,597,692	$6,332,776	$23,541,551	$5,261,693
Net realized gain on security transactions	900	3,572	3,323	331,711	53,989

Net increase in net assets resulting from operations	32,217,754	8,601,264	6,336,099	23,873,262	5,315,682
Distributions to shareholders:
From net investment income
Shares	(22,588,431)	(8,291,220)	(6,364,693)	(23,466,099)	(5,188,979)
Institutional Shares	(9,382,533)	—	—	—	—
From net realized gain on investments	—	—	—	(24,155)	(23,128)

Total distributions	(31,970,964)	(8,291,220)	(6,364,693)	(23,490,254)	(5,212,107)

Increase (decrease) in net assets from fund share transactions (Note 4):
Shares	(14,462,035)	(201,100,703)	(32,254,682)	(241,575,086)	(147,622,258)
Institutional Shares	238,227,587	—	—	—	—

Total from fund share transactions	223,765,552	(201,100,703)	(32,254,682)	(241,575,086)	(147,622,258)

Net increase (decrease) in net assets	224,012,342	(200,790,659)	(32,283,276)	(241,192,078)	(147,518,683)
NET ASSETS:
Beginning of year	2,111,965,294	795,286,809	604,281,312	2,522,454,728	696,092,785

End of year	$2,335,977,636	$594,496,150	$571,998,036	$2,281,262,650	$548,574,102

See Notes to Financial Statements.

4

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Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized Gain (Loss) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments
MONEY FUND
Shares — (5/3/85*)
Year Ended March 31,
2000	$1.00	$0.05005	—	$0.05005	$(0.05005)	—
2001	1.00	0.05804	—	0.05804	(0.05804)	—
2002	1.00	0.02741	$0.00010	0.02751	(0.02751)	—
2003	1.00	0.01255	(0.00010)	0.01245	(0.01245)	—
2004	1.00	0.00662	—	0.00662	(0.00662)	—
GOVERNMENT MONEY FUND — (5/8/85*)
Year Ended March 31,
2000	$1.00	$0.05004	—	$0.05004	$(0.05004)	—
2001	1.00	0.05752	—	0.05752	(0.05752)	—
2002	1.00	0.02585	$0.00038	0.02623	(0.02623)	—
2003	1.00	0.01199	(0.00039)	0.01160	(0.01160)	—
2004	1.00	0.00625	—	0.00625	(0.00625)	—
TREASURY MONEY FUND — (2/13/91*)
Year Ended March 31,
2000	$1.00	$0.04560	—	$0.04560	$(0.04560)	—
2001	1.00	0.05339	—	0.05339	(0.05339)	—
2002	1.00	0.02451	$(0.00002)	0.02449	(0.02449)	—
2003	1.00	0.01085	0.00004	0.01089	(0.01089)	—
2004	1.00	0.00484	0.00002	0.00486	(0.00485)	$(0.00001)
TAX-EXEMPT MONEY FUND — (5/24/85*)
Year Ended March 31,
2000	$1.00	$0.02946	$(0.00001)	$0.02945	$(0.02945)	—
2001	1.00	0.03580	—	0.03580	(0.03580)	—
2002	1.00	0.01862	0.00013	0.01875	(0.01865)	$(0.00010)
2003	1.00	0.00967	(0.00002)	0.00965	(0.00964)	(0.00001)
2004	1.00	0.00546	0.00029	0.00575	(0.00560)	(0.00015)
NEW YORK TAX-EXEMPT MONEY FUND — (8/3/98*)
Year Ended March 31,
2000	$1.00	$0.02809	—	$0.02809	$(0.02809)	—
2001	1.00	0.03431	—	0.03431	(0.03431)	—
2002	1.00	0.01758	$0.00011	0.01769	(0.01769)	—
2003	1.00	0.00884	(0.00007)	0.00877	(0.00873)	$(0.00004)
2004	1.00	0.00491	0.00006	0.00497	(0.00490)	(0.00007)

* Commencement of Operations

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.

See Notes to Financial Statements.

6

Total Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investment Income to Average Net Assets	Fee Waivers (Note 2)

$(0.05005)	$1.00	5.08%	$1,467,183	0.47%	0.58%	5.05%	$0.00104
(0.05804)	1.00	5.96%	1,891,042	0.47%	0.71%	5.84%	0.00238
(0.02751)	1.00	2.79%	1,802,136	0.44%	0.74%	2.76%	0.00295
(0.01245)	1.00	1.25%	1,787,852	0.39%	0.43%	1.25%	0.00033
(0.00662)	1.00	0.66%	1,141,562	0.45%	0.73%	0.67%	0.00279

$(0.05004)	$1.00	5.08%	$772,690	0.47%	0.50%	5.01%	$0.00035
(0.05752)	1.00	5.91%	1,427,560	0.46%	0.48%	5.76%	0.00029
(0.02623)	1.00	2.65%	795,287	0.43%	0.49%	2.72%	0.00063
(0.01160)	1.00	1.17%	594,496	0.39%	0.47%	1.21%	0.00082
(0.00625)	1.00	0.63%	544,721	0.45%	0.54%	0.62%	0.00089

$(0.04560)	$1.00	4.62%	$525,394	0.51%	0.53%	4.58%	$0.00021
(0.05339)	1.00	5.47%	615,926	0.50%	0.55%	5.35%	0.00046
(0.02449)	1.00	2.48%	604,281	0.48%	0.54%	2.42%	0.00062
(0.01089)	1.00	1.09%	571,998	0.45%	0.53%	1.08%	0.00075
(0.00486)	1.00	0.49%	519,722	0.50%	0.57%	0.49%	0.00075

$(0.02945)	$1.00	2.96%	$2,051,108	0.46%	0.52%	2.97%	$0.00066
(0.03580)	1.00	3.64%	2,617,329	0.45%	0.53%	3.59%	0.00075
(0.01875)	1.00	1.89%	2,522,455	0.44%	0.58%	1.85%	0.00136
(0.00965)	1.00	0.97%	2,281,263	0.39%	0.54%	0.97%	0.00158
(0.00575)	1.00	0.58%	2,044,676	0.44%	0.58%	0.56%	0.00132

$(0.02809)	$1.00	2.82%	$421,393	0.54%	0.71%	2.84%	$0.00174
(0.03431)	1.00	3.49%	682,445	0.51%	0.72%	3.43%	0.00214
(0.01769)	1.00	1.78%	696,093	0.48%	0.71%	1.76%	0.00228
(0.00877)	1.00	0.88%	548,574	0.44%	0.49%	0.89%	0.00043
(0.00497)	1.00	0.50%	490,099	0.50%	0.75%	0.49%	0.00253

See Notes to Financial Statements.

7

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Money Fund

Principal Amount		Rate	Value (Note 1)
CERTIFICATES OF DEPOSIT — 18.30%
$75,000,000	Bank National of Paris, 06/11/04	1.030%	$ 75,000,000
70,000,000	CIBC, 06/08/04	1.040	70,001,261
75,000,000	Toronto Dominion, 06/17/04	1.035	75,000,781
75,000,000	Wells Fargo Co., 04/13/04	1.020	75,000,000

	TOTAL CERTIFICATES OF DEPOSIT (Cost $295,002,042)		295,002,042

COMMERCIAL PAPER — 54.24%
50,000,000	American Express Credit Corp., Discount Note, 04/07/04	1.080	49,991,000
25,000,000	04/20/04	1.080	24,985,750
35,000,000	Bank of America Corp., Discount Note, 04/05/04	1.060	34,995,878
50,000,000	04/07/04	1.100	49,990,833
20,000,000	CIT Group Inc., Discount Note, 05/24/04	1.030	19,969,672
30,000,000	06/14/04	1.050	29,935,250
75,000,000	Citicorp, Discount Note, 06/16/04	1.025	74,837,708
70,000,000	Falcon Asset Securities Corp., Discount Note, 04/20/04	1.030	69,961,947
75,000,000	General Electric Capital Corp., Discount Note, 04/08/04	1.110	74,983,813
50,000,000	*Goldman Sachs, 11/09/04	1.080	50,000,000
50,000,000	HBOS Treasury Services, plc, Discount Note, 04/07/04	1.110	49,990,750
50,000,000	Household Finance Corp., Discount Note, 05/06/04	1.050	49,948,958
30,000,000	International Lease Finance Corp., Discount Note, 04/26/04	1.020	29,978,750
40,000,000	Mortgage Interest Networking Trust, Discount Note, 05/24/04	1.030	39,939,345
75,000,000	New Center Asset Trust, Discount Note, 06/16/04	1.030	74,836,917
75,000,000	Preferred Receivable Funding, Discount Note, 04/19/04	1.030	74,961,375
75,000,000	Receivables Capital, Discount Note, 04/19/04	1.020	74,961,750

	TOTAL COMMERCIAL PAPER (Cost $874,269,696)		874,269,696

Principal Amount		Rate	Value (Note 1)
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 23.55%
$100,000,000	Federal Home Loan Bank, Discount Note, 04/28/04	0.995%	$99,925,375
60,000,000	Federal Home Loan Mortgage Corporation, Discount Note, 04/14/04	0.990	59,978,550
45,000,000	Federal National Mortgage Association, Discount Note, 06/02/04	1.085	44,915,912
100,000,000	07/28/04	1.020	99,665,667
75,000,000	Student Loan Marketing Association, Discount Note, 04/01/04	0.970	75,000,000

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $379,485,504)		379,485,504

Shares
OTHER SHORT-TERM INVESTMENT — 0.01%
135,065	@Dreyfus Government Cash Management Fund (Cost $135,065)		135,065

Principal Amount
REPURCHASE AGREEMENT — 3.97%
$64,000,000	Morgan Stanley Dean Witter, 1.05%, dated 03/31/04, due 04/01/04, to be repurchased at $64,001,867 (collateralized by a U.S. Government Agency Obligation, total market value $65,280,727) (Cost $64,000,000)		64,000,000

TOTAL INVESTMENTS (Cost $1,612,892,307)	100.07%	$1,612,892,307
OTHER ASSETS & LIABILITIES (NET)	(0.07)	(1,141,112)

NET ASSETS	100.00%	$1,611,751,195

Discount Note—The rate reported is the discount rate at the time of purchase.

*	Variable rate security—The rate disclosed is as of March 31, 2004.

plc—public limited company

@	Registered Investment Company

See Notes to Financial Statements.

8

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Government Money Fund

Principal Amount		Rate	Value (Note 1)
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 96.87%
$125,000,000	*Federal Farm Credit Bank, 04/07/04	0.975%	$124,999,377
100,000,000	Federal Home Loan Bank, Discount Note, 04/28/04	0.995	99,925,375
	Federal Home Loan Mortgage Corporation, Discount Note,
48,000,000	04/02/04	0.980	47,998,693
70,000,000	04/05/04	0.980	69,992,378
100,000,000	Federal National Mortgage Association, Discount Note, 06/30/04	1.010	99,747,500
85,000,000	Student Loan Marketing Association, Discount Note, 04/01/04	0.970	85,000,000

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $527,663,323)		527,663,323

Shares
OTHER SHORT-TERM INVESTMENT — 0.09%
495,884	@Dreyfus Treasury Prime Cash Management Fund (Cost $495,884)		495,884

Principal Amount		Value (Note 1)
REPURCHASE AGREEMENT — 3.12%
$17,000,000	Morgan Stanley Dean Witter, 1.05%, dated 03/31/04, due 04/01/04, to be repurchased at $17,000,496 (collateralized by U.S. Government Agency Obligations, total market value $17,611,644) (Cost $17,000,000)	$17,000,000

TOTAL INVESTMENTS (Cost $545,159,207)	100.08%	$545,159,207
OTHER ASSETS & LIABILITIES (NET)	(0.08)	(437,892)

NET ASSETS	100.00%	$544,721,315

*	Variable rate security—The rate disclosed is as of March 31, 2004.

Discount Note—The rate reported is the discount rate at the time of purchase.

@	Registered Investment Company

See Notes to Financial Statements.

9

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Treasury Money Fund

Principal Amount		Rate	Value (Note 1)
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 137.97%
$ 40,000,000	*Federal Farm Credit Bank, 04/07/04	0.975%	$39,999,800
	Federal Home Loan Bank, Discount Note,
7,500,000	04/01/04	0.910	7,500,000
50,000,000	04/14/04	0.970	49,982,486
30,000,000	**United States Treasury Bills, 04/01/04	0.915	30,000,000
50,000,000	04/01/04	0.910	50,000,000
200,000,000	04/01/04	0.902	200,000,000
20,000,000	04/15/04	0.916	19,992,884
20,000,000	04/15/04	0.911	19,992,922
100,000,000	04/29/04	0.941	99,926,889
100,000,000	05/06/04	0.907	99,912,014
100,000,000	07/01/04	0.947	99,761,125

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $717,068,120)		717,068,120

Shares			Value (Note 1)
OTHER SHORT-TERM INVESTMENT — 0.52%
2,691,615	@Dreyfus Treasury Prime Cash Management Fund (Cost $2,691,615)		$2,691,615

TOTAL INVESTMENTS (Cost $719,759,735)		138.49%	$719,759,735
OTHER ASSETS & LIABILITIES (NET)		(38.49)	(200,038,186)

NET ASSETS		100.00%	$519,721,549

*	Variable rate security—The rate disclosed is as of March 31, 2004.

Discount Note—The rate reported is the discount rate at the time of purchase.

**	The rate shown is the effective yield at the time of purchase.
@	Registered Investment Company

See Notes to Financial Statements.

10

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

Tax-Exempt Money Fund

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — 85.31%
$11,000,000	#Alaska State, Housing Finance Authority, State Capital Project, Revenue Bonds, Series C, (MBIA), 1.020%, 07/01/22	$11,000,000
20,000,000	Ann Arundel County, Maryland, Commercial Paper, 0.930%, 04/21/04	20,000,000
63,525,000	Burke County, Georgia, Commercial Paper, 0.950%, 05/11/04	63,525,000
4,800,000	#Carbon County, Wyoming, Pollution Control, Amoco Project, Revenue Bonds, 1.050%, 11/01/14	4,800,000
44,430,000	#Charlotte, North Carolina, Water & Sewer System, Revenue Bonds, Series B, 1.020%, 07/01/27	44,430,000
12,200,000	#Chicago, Illinois, Board of Education, General Obligation Bonds, Series D, (FSA), 1.020%, 03/01/32	12,200,000
40,530,000	#Chicago, Illinois, Metropolitan Water Reclamation District Project, Capital Improvement, General Obligation Bonds, Series E, 1.030%, 12/01/22	40,530,000
53,800,000	#Chicago, Illinois, Metropolitan Water Reclamation District Project, General Obligation Bonds, Series A, 1.000%, 12/01/31	53,800,000
20,540,000	#Chicago, Illinois, Sales Tax, Revenue Bonds, (FGIC), 1.050%, 01/01/34	20,540,000
13,925,000	#Connecticut State, Health & Educational Facilities Board, Yale University, Revenue Bonds, Series X-3, 1.070%, 07/01/37	13,925,000

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$37,395,000	#Dade County, Florida, Water & Sewer System, Revenue Bonds, (FGIC), 1.000%, 10/05/22	$37,395,000
7,510,000	#Dallas, Texas, General Obligation Bonds, 1.070%, 02/15/15	7,510,000
10,000,000	#Detroit, Michigan, Sewage Disposal, Revenue Bonds, Series A, (MBIA), 1.030%, 07/01/23	10,000,000
39,170,000	#Detroit, Michigan, Sewage Disposal, Revenue Bonds, Series C-1, (FSA), 1.020%, 07/01/27	39,170,000
51,805,000	#Detroit, Michigan, Sewage Disposal, Revenue Bonds, Series C-2, (FGIC), 1.020%, 07/01/29	51,805,000
23,900,000	#District of Columbia, General Obligation Bonds, Series D, (FGIC), 1.050%, 06/01/29	23,900,000
5,705,000	Florence County, South Carolina, School District, Bond Anticipation Notes, 1.250%, 09/01/04	5,710,886
13,665,000	#Florida State, Board of Education, General Obligation Bonds, Series 374, 1.070%, 06/01/22	13,665,000
6,600,000	#Florida State, General Obligation Bonds, Class A, 1.080%, 07/01/33	6,600,000
9,265,000	#Frisco, Texas, Munitops Certificates Trust, General Obligation Bonds, 1.120%, 08/15/11	9,265,000
6,350,000	#Gwinnett County, Georgia, Development Authority, Civic & Cultural Project, Revenue Bonds, 1.000%, 09/01/31	6,350,000

See Notes to Financial Statements.

11

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

Tax-Exempt Money Fund — (continued)

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$10,420,000	#Hawaii State, Munitops Certificates Trust, General Obligation Bonds, (FSA), 1.080%, 07/01/10	$10,420,000
10,000,000	#Hockley County, Texas, Industrial Development Authority, Amoco Project —Standard Oil Company, Revenue Bonds, 0.900%, 03/01/14	9,996,000
23,000,000	Intermountain Power Agency, Utah, Commercial Paper, Series B, 0.950%, 05/07/04	23,000,000
25,000,000	Intermountain Power Agency, Utah, Commercial Paper, Series B-5, 1.030%, 04/07/04	25,000,000
	#Intermountain Power Agency, Utah, Revenue Bonds, Series F, (AMBAC),
9,925,000	0.920%, 07/01/15	9,925,000
20,685,000	1.050%, 07/01/18	20,685,000
30,000,000	Jacksonville, Florida, Commercial Paper, Series 2001-C, 1.050%, 10/04/04	30,000,000
30,000,000	Jacksonville, Florida, Commercial Paper, Series A, 0.920%, 04/08/04	30,000,000
10,000,000	Jacksonville, Florida, Commercial Paper, Series C-1, 0.970%, 05/14/04	10,000,000
8,505,000	#Jacksonville, Florida, Water & Sewer System, Revenue Bonds, Series N-8, 1.130%, 10/01/23	8,505,000
8,955,000	#Judson, Texas, Munitops Certificates Trust, General Obligation Bonds, 1.120%, 02/01/11	8,955,000
27,105,000	#Kansas State, Department of Highway Transportation, Revenue Bonds, Series B-3, 1.000%, 09/01/19	27,105,000

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$13,410,000	#Kansas State, Department of Highway Transportation, Revenue Bonds, Series C-1, 1.020%, 09/01/19	$13,410,000
23,400,000	#Kansas State, Department of Highway Transportation, Revenue Bonds, Series C-2, 1.020%, 09/01/19	23,400,000
20,000,000	King County, Washington, Sewer Authority, Revenue Bonds, Series A, 1.000%, 07/22/04	20,000,000
5,950,000	#Lincoln County, Wyoming, Pollution Control, Amoco Project, Revenue Bonds, 1.050%, 10/01/12	5,950,000
17,300,000	#Mecklenburg County, North Carolina, General Obligation Bonds, Series 1996B, 0.980%, 03/01/15	17,300,000
23,600,000	#Mecklenburg County, North Carolina, General Obligation Bonds, Series 1996C, 0.980%, 03/01/14	23,600,000
	Metropolitan Government Nashville & Davidson County, Commercial Paper,
8,300,000	1.100%, 05/05/04	8,300,000
5,000,000	0.980%, 09/10/04	5,000,000
40,000,000	#Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Revenue Bonds, Series A, 1.000%, 10/01/30	40,000,000
15,800,000	Michigan State, Commercial Paper, 1.100%, 05/11/04	15,800,000
50,000,000	Michigan State, General Obligation Bonds, Series A, 2.000%, 09/30/04	50,252,820
18,365,000	#Michigan State, Municipal Board Authority, Revenue Bonds, Series 718, 1.070%, 10/01/20	18,365,000

See Notes to Financial Statements.

12

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

Tax-Exempt Money Fund — (continued)

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$10,000,000	#Michigan State, Technological University, Revenue Bonds, Series A, (AMBAC), 1.030%, 10/01/18	$10,000,000
11,600,000	#Minneapolis, Minnesota, General Obligation Bonds, 0.870%, 12/01/32	11,600,000
15,000,000	#New Hampshire State, Health & Educational Facilities Board, Dartmouth College, Revenue Bonds, 0.980%, 06/01/23	15,000,000
4,595,000	#New Jersey State, Transportation Trust Fund Authority, Revenue Bonds, Series 224, 1.020%, 06/15/16	4,595,000
36,400,000	New York City, New York, Revenue Anticipation Notes, Series A, 2.000%, 04/15/04	36,414,398
6,800,000	New York State, Thruway Authority, General Revenue Bond Anticipation Notes, Commercial Paper, 0.950%, 10/12/04	6,800,000
20,000,000	#Ohio State, Higher Educational Facilities Authority, Case Western, Revenue Bonds, 1.000%, 10/01/31	20,000,000
27,100,000	#Ohio State, Infrastructure Import, General Obligation Bonds, Series B, 1.020%, 08/01/21	27,100,000
45,000,000	#Ohio State, Infrastructure Improvement Bonds, General Obligation Bonds, Series D, 1.000%, 02/01/19	45,000,000
22,445,000	#Oklahoma State, Water Resource Board, Revenue Bonds, 1.020%, 09/01/32	22,445,000

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
	Omaha, Nebraska, Commercial Paper,
$30,000,000	0.970%, 07/14/04	$30,000,000
20,000,000	1.000%, 08/12/04	20,000,000
56,800,000	#Orlando, Florida, Utilities Commission Water & Electric, Revenue Bonds, Series A, 1.030%, 10/01/17	56,800,000
40,640,000	#Pennsylvania State University, Revenue Bonds, Series A, 1.020%, 04/01/31	40,640,000
35,000,000	#Pennsylvania State, Turnpike Commission, Revenue Bonds, Series A-2, 1.030%, 12/01/30	35,000,000
3,905,000	#Phoenix, Arizona, Civic Improvement, Revenue Bonds, Class A, 1.080%, 07/01/17	3,905,000
1,500,000	#Port Authority of New York & New Jersey, Versatile Structure Obligations, Revenue Bonds, Series 3, 1.110%, 06/01/20	1,500,000
3,875,000	#Round Rock, Texas, Independent School District, General Obligation Bonds, Series 578, 1.070%, 08/01/20	3,875,000
50,000,000	Salt River, Arizona, Commercial Paper, Series B, 0.950%, 08/10/04	50,000,000
	San Antonio, Texas, Commercial Paper,
8,000,000	0.950%, 05/10/04	8,000,000
11,000,000	1.000%, 06/10/04	11,000,000
15,000,000	San Antonio, Texas, Gas & Electric Authority, Commercial Paper, Series A, 0.950%, 04/06/04	15,000,000

See Notes to Financial Statements.

13

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

Tax-Exempt Money Fund — (continued)

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$26,560,000	#Snohomish County, Washington, Public Utilities Authority, District No. 1 Generation System, Revenue Bonds, (MBIA), 1.000%, 01/01/25	$26,560,000
27,600,000	#Snohomish County, Washington, Public Utilities Authority, District No. 1 Generation System, Revenue Bonds, Series A-1, (FSA), 1.030%, 12/01/19	27,600,000
39,000,000	St. James Parish, Louisiana, Texaco, Commercial Paper, Series B, 1.080%, 06/10/04	39,000,000
	#Texas State, Munitops Certificates Trust, General Obligation Bonds,
15,640,000	1.080%, 02/15/11	15,640,000
11,800,000	1.070%, 02/15/11	11,800,000
19,000,000	Texas State, Tax & Revenue Anticipation Notes, 2.000%, 08/31/04	19,074,929
14,800,000	#University of Delaware, Revenue Bonds, 1.030%, 11/01/23	14,800,000
10,480,000	#University of Michigan, Board of Regents, Revenue Bonds, 1.000%, 04/01/32	10,480,000
18,160,000	#University of Minnesota, Board of Regents, Revenue Bonds, Series A, 1.060%, 01/01/34	18,160,000
12,400,000	#University of Pittsburgh, Commonwealth of Higher Education, University Capital Project, Revenue Bonds, Series A, 1.000%, 09/15/29	12,400,000
3,300,000	#University of Virginia, Revenue Bonds, Series A, 1.080%, 06/01/33	3,300,000

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$ 4,450,000	#Valdez, Alaska, Marine Terminal, BP Pipelines Project, Revenue Bonds, Series B, 1.120%, 07/01/37	$4,450,000
18,130,000	#Washington State, Public Power Supply System, Revenue Bonds, Series 2A-1, (MBIA), 1.000%, 07/01/12	18,130,000
4,420,000	#Whiting, Indiana, Pollution Control, Amoco Project, Revenue Bonds, 1.000%, 08/15/04	4,412,353
14,200,000	#Wilmington, North Carolina, General Obligation Bonds, 1.040%, 06/01/15	14,200,000
13,980,000	#Winston-Salem, North Carolina, Water & Sewer Systems Authority, Revenue Bonds, Series C, 1.050%, 06/01/28	13,980,000
30,020,000	Wisconsin State, Transportation Authority, Commercial Paper, 0.940%, 04/27/04	30,020,000
34,500,000	Wisconsin State, Transportation Authority, Commercial Paper, Series 97A, 0.950%, 04/08/04	34,500,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $1,744,271,386)	1,744,271,386

TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — 14.48%
	BANK OF AMERICA
22,000,000	#Des Moines, Iowa, Hospital Facilities Authority, Methodist Medical Center Project, Revenue Bonds, 1.050%, 08/01/15	22,000,000

See Notes to Financial Statements.

14

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

Tax-Exempt Money Fund — (continued)

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — (continued)
	BANK OF AMERICA — (continued)
$15,000,000	#District of Columbia, Phillips College Issue, General Obligation Bonds, 1.050%, 08/01/33	$15,000,000
20,000,000	#Washington State, Public Power, Revenue Bonds, Series A1-2, 1.010%, 07/01/17	20,000,000
	BANK OF NEW YORK
30,000,000	Michigan State, Building Authority, Commercial Paper, Series B4, 0.980%, 06/10/04	30,000,000
	BANK ONE N.A.
6,850,000	#Chicago, Illinois, Water Authority, Revenue Bonds, 1.000%, 11/01/30	6,850,000
	BANK ONE N.A.-75% / NORTHERN TRUST COMPANY-25%
9,000,000	#Illinois State, Development Financial Authority, Museum of Contemporary Art Project, 1.080%, 02/01/29	9,000,000
	BAYERISCHE LANDESBANK
4,200,000	#Baltimore, Maryland, Industrial Development Authority, Capital Acquisition Project, Revenue Bonds, 1.050%, 08/01/16	4,200,000
10,000,000	#Tri-County, Oregon, Metropolitan Transportation District, Interstate Max Project, Revenue Bonds, Series A, 1.020%, 12/01/21	10,000,000
	BAYERISCHE LANDESBANK-80% / LANDESBANK BADEN-WUERTTEMBERG-20%
19,334,000	#Long Island Power Authority, New York, Electrical Systems, Revenue Bonds, Series 1A, 1.050%, 05/01/33	19,334,000

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — (continued)
	BNP PARIBAS
$29,900,000	#Baltimore, Maryland, Port Facilities Authority, Revenue Bonds, 1.000%, 10/14/11	$29,900,000
	FIRST UNION NATIONAL BANK
16,200,000	#Virginia State, Capital Region Airport Community Authority, Revenue Bonds, Series B, 1.050%, 06/01/29	16,200,000
	LANDESBANK HESSEN
17,600,000	#King County, Washington, Water & Sewage, Revenue Bonds, Series A, 1.000%, 01/01/32	17,600,000
13,000,000	#Northampton County, Pennsylvania, Higher Education Authority, Lafayette College Project, Revenue Bonds, Series A, 1.020%, 11/01/28	13,000,000
9,635,000	#Texas State, Southwest Higher Education Authority, Southern Methodist University, Revenue Bonds, 1.120%, 07/01/15	9,635,000
	MORGAN GUARANTY TRUST
7,000,000	#Kenton County, Kentucky, Industrial Building Authority, Redken Labs Incorporated Project, Revenue Bonds, 1.000%, 12/01/14	7,000,000
	NORTHERN TRUST COMPANY
14,800,000	#Illinois State, Health Facilities Authority, Ingalls Memorial Hospital Project, Revenue Bonds, Series 85-B, 1.030%, 01/01/16	14,800,000
11,600,000	#Illinois State, Health Facilities Authority, Ingalls Memorial Hospital Project, Revenue Bonds, Series C, 1.030%, 01/01/16	11,600,000

See Notes to Financial Statements.

15

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

Tax-Exempt Money Fund — (continued)

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — (continued)
	STATE STREET BANK & TRUST
$25,000,000	#Maryland State, Transportation Authority, Baltimore/Washington Airport, Revenue Bonds, Series A, 1.020%, 07/01/13	$25,000,000
	WESTDEUTSCHE LANDESBANK
15,000,000	#Cleveland, Ohio, Waterworks Revenue Authority, Revenue Bonds, Series L, (FGIC), 1.000%, 01/01/33	15,000,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT (Cost $296,119,000)	296,119,000

Shares
OTHER SHORT-TERM INVESTMENTS — 0.21%
3,781,927	@BlackRock Muni Fund	3,781,927
458,767	@Dreyfus Tax Exempt Fund	458,767

	TOTAL OTHER SHORT-TERM INVESTMENTS (Cost $4,240,694)	4,240,694

TOTAL INVESTMENTS (Cost $2,044,631,080)	100.00%	$2,044,631,080
OTHER ASSETS & LIABILITIES (NET)	0.00	45,339

NET ASSETS	100.00%	$2,044,676,419

#	Variable rate demand bonds and notes are payable upon not more than seven business days notice. Rate disclosed is as of March 31, 2004.

MBIA — Municipal Bond Insurance Assoc.

FSA — Financial Security Assurance

FGIC — Financial Guaranty Insurance Corp.

AMBAC — American Municipal Bond Assurance Corp.

@	Registered Investment Company

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2004, approximately, 14% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

See Notes to Financial Statements.

16

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

Tax-Exempt Money Fund — (continued)

State Diversification	% of Net Assets	Value
Michigan	11.54%	$235,872,820
Florida	9.44	192,965,000
Illinois	8.28	169,320,000
Washington	6.35	129,890,000
Texas	6.35	129,750,929
North Carolina	5.55	113,510,000
Ohio	5.24	107,100,000
Pennsylvania	4.94	101,040,000
Maryland	3.87	79,100,000
Utah	3.84	78,610,000
Georgia	3.42	69,875,000
Wisconsin	3.15	64,520,000
New York	3.13	64,048,398
Kansas	3.12	63,915,000
Arizona	2.64	53,905,000
Tennessee	2.61	53,300,000
Nebraska	2.44	50,000,000
Louisiana	1.91	39,000,000
District of Columbia	1.90	38,900,000
Minnesota	1.46	29,760,000
Oklahoma	1.10	22,445,000
Iowa	1.08	22,000,000
Virginia	0.95	19,500,000
Alaska	0.76	15,450,000
New Hampshire	0.73	15,000,000
Delaware	0.72	14,800,000
Connecticut	0.68	13,925,000
Wyoming	0.53	10,750,000
Hawaii	0.51	10,420,000
Oregon	0.49	10,000,000
Kentucky	0.34	7,000,000
South Carolina	0.28	5,710,886
New Jersey	0.22	4,595,000
Indiana	0.22	4,412,353
Registered Investment Companies	0.21	4,240,694

Total Investments	100.00%	$2,044,631,080
Other Assets & Liabilities (Net)	0.00	45,339

Net Assets	100.00%	$2,044,676,419

See Notes to Financial Statements.

17

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

New York Tax-Exempt Money Fund

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — 83.41%
$ 3,095,000	#Babylon, New York, General Obligation Bonds, (AMBAC), 0.990%, 09/01/17	$3,095,000
4,500,000	Carmel, New York, Central School District, Bond Anticipation Notes, 1.750%, 04/30/04	4,502,308
9,100,000	#Erie County, New York, Water Authority, Revenue Bonds, Series A, (AMBAC), 0.990%, 12/01/16	9,100,000
10,000,000	Harborfields Centennial School District, New York, Bond Anticipation Notes, 1.250%, 11/04/04	10,017,537
15,000,000	Long Island Power Authority, New York, Commercial Paper, 0.950%, 08/09/04	15,000,000
17,870,000	#Nassau County, New York, Financial Authority, Sales Tax, Revenue Bonds, Series B, (FSA), 1.030%, 11/15/22	17,870,000
2,000,000	Nassau County, New York, Tax Anticipation Notes, Series A, 2.000%, 04/15/04	2,000,725
1,500,000	Nassau County, New York, Tax Anticipation Notes, Series B, 2.000%, 10/15/04	1,506,793
5,300,000	New York City, New York, Mass Transit Authority, Commercial Paper, 1.000%, 10/14/04	5,300,000
17,500,000	#New York City, New York, Multi-Family Housing Development Corporation Authority, Parkgate Development Project, Series A, (FNMA), 0.960%, 10/15/28	17,500,000
7,500,000	#New York City, New York, Municipal Water Financing Authority, Revenue Bonds, Sub-Series C-2, 1.000%, 06/15/18	7,500,000
15,000,000	New York City, New York, Tax Anticipation Notes, 2.000%, 04/15/04	15,006,104

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES —(continued)
$12,810,000	#New York City, New York, Transitional Finance Authority, Revenue Bonds, (MBIA), 1.050%, 05/01/15	$12,810,000
10,870,000	#New York City, New York, Transitional Finance Authority, Revenue Bonds, Class A, 1.050%, 02/01/31	10,870,000
11,245,000	#New York City, New York, Transitional Finance Authority, Revenue Bonds, Series 283, 1.070%, 11/15/18	11,245,000
4,995,000	#New York City, New York, Transitional Finance Authority, Revenue Bonds, Series 307, (AMBAC), 1.030%, 08/01/19	4,995,000
1,425,000	#New York City, New York, Transitional Finance Authority, Revenue Bonds, Series A-2, 1.050%, 11/15/27	1,425,000
105,000	#New York City, New York, Trust for Cultural Resources, American Museum of Natural History, Revenue Bonds, Series A, 0.990%, 04/01/21	105,000
10,000,000	New York State, Dormitory Authority, Columbia University, Commercial Paper, 0.950%, 04/08/04	10,000,000
15,000,000	New York State, Dormitory Authority, Cornell University, Commercial Paper, 0.930%, 05/24/04	15,000,000
2,500,000	#New York State, Dormitory Authority, Cornell University, Revenue Bonds, Series B, 0.980%, 07/01/30	2,500,000
5,000,000	#New York State, Dormitory Authority, Mental Health Facilities, Revenue Bonds, (FSA), 1.000%, 02/15/21	5,000,000

See Notes to Financial Statements.

18

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

New York Tax-Exempt Money Fund — (continued)

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES —(continued)
$15,720,000	#New York State, Dormitory Authority, Public Library Project, Revenue Bonds, Series A, (MBIA), 1.030%, 07/01/28	$15,720,000
2,000,000	New York State, Environmental Facilities Authority, Commercial Paper, Series 97-A, 1.000%, 07/22/04	2,000,000
8,966,000	#New York State, Environmental Facilities Authority, Revenue Bonds, Series 731, 1.050%, 06/15/22	8,966,000
9,800,000	#New York State, Environmental Facilities Authority, Revenue Bonds, Series A, 1.050%, 06/15/33	9,800,000
5,500,000	New York State, Environmental Facilities Corp., Solid Waste Disposal, Commercial Paper, 0.950%, 07/08/04	5,500,000
2,500,000	New York State, Gas & Electric Authority, Commercial Paper, 0.950%, 07/14/04	2,500,000
4,700,000	#New York State, Local Government Assistance, Revenue Bonds, Series 3V, (FGIC), 1.050%, 04/01/24	4,700,000
7,800,000	#New York State, Local Government Assistance, Revenue Bonds, Series 4V, (FSA), 1.050%, 04/01/22	7,800,000
12,300,000	#New York State, Metropolitan Transportation Authority, Revenue Bonds, Series B, (FSA), 1.010%, 11/01/22	12,300,000
4,120,000	#New York State, Metropolitan Transportation Authority, Revenue Bonds, Series D-1, (FSA), 1.000%, 11/01/29	4,120,000

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES —(continued)
$ 9,320,000	#New York State, Metropolitan Transportation Authority, Revenue Bonds, Series D-2, (FSA), 1.000%, 11/01/32	$9,320,000
8,000,000	#New York State, Power Authority, Revenue & General Purpose Obligation Bonds, 0.950%, 03/01/20	8,000,000
5,000,000	#New York State, Power Authority, Revenue Bonds, Sub-Series 5, 1.030%, 11/15/11	5,000,000
25,000,000	New York State, Thruway Authority, General Revenue Bond Anticipation Notes, Commercial Paper, 0.950%, 10/12/04	25,000,000
8,000,000	New York State, Thruway, Commercial Paper, 0.950%, 05/14/04	8,000,000
21,100,000	#New York State, Triborough Bridge & Tunnel Authority, Revenue Bonds, Series B, (AMBAC), 1.020%, 01/01/32	21,100,000
3,600,000	#New York State, Triborough Bridge & Tunnel Authority, Revenue Bonds, Series C, (AMBAC), 1.010%, 01/01/33	3,600,000
10,900,000	#New York State, Triborough Bridge & Tunnel Authority, Revenue Bonds, Series C, (FSA), 1.020%, 01/01/31	10,900,000
13,700,000	#Niagara Falls, New York, Bridge Community Toll Authority, Series A, (FGIC), 1.000%, 10/01/19	13,700,000
4,000,000	Pittsford, New York, Centennial School District, Bond Anticipation Notes, 1.250%, 10/17/04	4,006,680
5,928,528	2.000%, 12/17/04	5,970,875

See Notes to Financial Statements.

19

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

New York Tax-Exempt Money Fund — (continued)

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES —(continued)
$ 9,635,000	Port Authority of New York & New Jersey, Commercial Paper, 0.950%, 04/07/04	$9,635,000
4,100,000	#Suffolk County, New York, Water Authority, Bond Anticipation Notes, 1.030%, 06/01/06	4,100,000
19,600,000	1.030%, 01/01/08	19,600,000
5,100,000	Wantagh, New York, Union Free School District, Bond Anticipation Notes, 1.250%, 09/10/04	5,106,456

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $408,793,478)	408,793,478

TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — 17.26%
	BANK OF AMERICA
16,000,000	#New York City, New York, Industrial Development Agency, Revenue Bonds, New York Stock Exchange Project, Series B, 0.990%, 05/01/33	16,000,000
	BANK OF NEW YORK
10,000,000	#New York City, New York, General Obligation Bonds, Sub-Series H4, 1.100%, 03/01/34	10,000,000
4,200,000	#Yonkers, New York, Industrial Development Agency, Civic Facility Revenue Bonds, Consumers Union Facility, 1.020%, 07/01/19	4,200,000
	BAYERISCHE HYPOVEREINSBANK
8,000,000	Long Island Power Authority, New York, Commercial Paper, 1.080%, 08/10/04	8,000,000

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — (continued)
	BAYERISCHE LANDESBANK-50% / LANDESBANK HESSEN-50%
$ 2,300,000	New York State, Environmental Facilities Authority, Commercial Paper, 0.930%, 07/14/04	$2,300,000
	BAYERISCHE LANDESBANK-50% /WESTDEUTSCHE LANDESBANK-50%
100,000	#New York State, Local Government Assistance Corp., Revenue Bonds, Series A, 1.030%, 04/01/22	100,000
	CHASE MANHATTAN BANK
4,000,000	#New York City, New York, Trust for Cultural Preservation, Asia Society Project, Revenue Bonds, 1.000%, 04/01/30	4,000,000
	JP MORGAN CHASE BANK
9,500,000	#New York City, New York, Trust for Cultural Preservation, Pierpont Morgan Library, Revenue Bonds, 1.000%, 02/01/34	9,500,000
	LANDESBANK HESSEN
7,000,000	#New York State, Housing Finance Agency Services, Revenue Bonds, Series I, 1.050%, 03/15/31	7,000,000
	MANUFACTURERS & TRADERS
8,800,000	#New York City, New York, Industrial Development Agency, Civic Facility Revenue Bonds, Jewish Community Center Project, 1.070%, 03/01/30	8,800,000
	MORGAN GUARANTY TRUST
2,000,000	#New York City, New York, General Obligation Bonds, Series F-3, 1.020%, 02/15/13	2,000,000

See Notes to Financial Statements.

20

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

New York Tax-Exempt Money Fund — (continued)

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — (continued)
	WESTDEUTSCHE LANDESBANK
$9,350,000	#Long Island Power Authority, New York, Revenue Bonds, Sub-Series 2A, 1.030%, 05/01/33	$9,350,000
2,000,000	#New York City, New York, General Obligation Bonds, Sub-Series J2, 1.050%, 02/15/16	2,000,000
	WESTDEUTSCHE LANDESBANK-50% / BAYERISCHE LANDESBANK-50%
1,350,000	#New York State, Local Government Assistance Corp., Revenue Bonds, Series E, 1.030%, 04/01/23	1,350,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT (Cost $84,600,000)	84,600,000

Shares
OTHER SHORT-TERM INVESTMENTS — 0.12%
569,744	@BlackRock Institutional New York Money Market Fund	569,744
1	@Dreyfus New York Tax Exempt Fund	1

	TOTAL OTHER SHORT-TERM INVESTMENTS (Cost $569,745)	569,745

TOTAL INVESTMENTS (Cost $493,963,223)	100.79%	$493,963,223
OTHER ASSETS & LIABILITIES (NET)	(0.79)	(3,864,450)

NET ASSETS	100.00%	$490,098,773

#	Variable rate demand bonds and notes are payable upon not more than seven business days notice. Rate disclosed is as of March 31, 2004.

AMBAC—American Municipal Bond Assurance Corp.

FSA—Financial Security Assurance

FNMA—Federal National Mortgage Association

MBIA—Municipal Bond Insurance Assoc.

FGIC—Financial Guaranty Insurance Corp.

@	Registered Investment Company

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2004, approximately, 17% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 2004, approximately, 101% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of the issuers to pay the required principal and interest payments of the municipal securities.

At March 31, 2004, approximately, 59%, 20%, 17% and 5% of the net assets are invested in revenue bonds, anticipation notes, commercial paper and general obligation bonds, respectively.

See Notes to Financial Statements.

21

EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) and Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) collectively (the “Funds”) were incorporated under the laws of the State of Maryland on August 2, 1984 and August 8, 1984, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies with the exception of Energy and Natural Resources Fund, Real Estate Fund, New York Intermediate-Term Tax-Exempt Fund, California Tax-Exempt Income Fund and New York Tax-Exempt Money Fund, each of which are non-diversified.

Excelsior Fund and Excelsior Tax-Exempt Fund currently offer shares in sixteen and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Money Fund, Government Money Fund, Treasury Money Fund, portfolios of Excelsior Fund, Tax-Exempt Money Fund and New York Tax-Exempt Money Fund, portfolios of Excelsior Tax-Exempt Fund (the “Portfolios”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Money Fund offers two classes of shares: Shares and Institutional Shares. The Financial Highlights of the Institutional Shares as well as the financial statements for the remaining portfolios of the Funds are presented separately.

With regard to the Portfolios, it is the Funds’ policy, to the extent possible, to maintain a continuous net asset value per share of $1.00. Each of the Portfolios has adopted certain investment portfolio valuation and dividend distribution policies to enable it to do so. However, there can be no assurance that the net asset value per share of the Portfolios will not vary.

(a) Portfolio valuation:

Securities are valued at amortized cost, which has been determined by each Fund’s Board of Directors to represent the fair value of the Portfolios’ investments. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium.

(b) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and is recorded on the accrual basis.

(c) Repurchase agreements:

Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and Excelsior

22

Fund’s agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund’s custodian or subcustodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

If the value of the underlying securities falls below the value of the repurchase price, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio of Excelsior Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(d) Distributions to shareholders:

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforwards, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share.

(e) Expense allocation:

Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets. Shareholder servicing fees relating to a specific class are charged directly to that class.

2.    Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

United States Trust Company of New York (“U.S. Trust NY”) and U.S. Trust Company, N.A. (together, the “Adviser” or “U.S. Trust”), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, the Adviser receives a fee, computed daily and paid monthly, at the annual rates of 0.25% of the average daily net assets of the Money Fund, the Government Money Fund and the Tax-Exempt Money Fund, 0.30% of the average daily net assets of the Treasury Money Fund, and 0.50% of the average daily net assets of the New York Tax-Exempt Money Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”).

U.S. Trust Company, N.A., SEI Investments Global Funds Services and Federated Services Company (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (excluding the international equity portfolios of Excelsior

23

Fund and Excelsior Funds Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. Until further notice to the Funds, U.S. Trust Company, N.A. has voluntarily agreed to waive a portion of its administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Portfolio. For the year ended March 31, 2004, administration fees charged by U.S. Trust Company, N.A., were as follows:

	Administration Fees	Waiver of Administration Fees	Net Administration Fees
Money Fund	$2,477,640	$825,198	$1,652,442
Government Money Fund	763,346	253,755	509,591
Treasury Money Fund	640,389	213,093	427,296
Tax-Exempt Money Fund	2,548,361	847,336	1,701,025
New York Tax-Exempt Money Fund	600,090	199,704	400,386

From time to time, in their sole discretion, U.S. Trust may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. For the year ended March 31, 2004, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Portfolio’s average daily net assets:

Money Fund — Shares	0.50%
Government Money Fund	0.50%
Treasury Money Fund	0.55%
Tax-Exempt Money Fund	0.50%
New York Tax-Exempt Money Fund	0.60%

With regard to the Institutional Shares of Money Fund, for the year ended March 31, 2004, and until further notice, U.S. Trust contractually agreed to waive fees and reimburse expenses to the extent necessary to maintain an annual expense ratio of not more than 0.25%.

For the year ended March 31, 2004, pursuant to the above, investment advisory fees waived by U.S. Trust were as follows:

Money Fund	$3,771,626
New York Tax-Exempt Money Fund	1,028,791

The Portfolios have entered into shareholder servicing agreements with various service organizations, which may include Schwab, U.S. Trust and affiliates of U.S. Trust. Services included in the servicing agreements are assisting in processing purchase, exchange, and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Portfolio and class level (where applicable). As a consideration for these services, each service organization receives a fee, computed daily and paid monthly, at an annual rate up to 0.25% (0.40% prior to July 29, 2003) of the average daily net assets of the Portfolios’ shares held by each service organizations’ customers, with

24

the exception of the Institutional Shares of the Money Fund, which pays a fee of up to 0.15% of the average daily net assets of its shares.

U. S. Trust has voluntarily agreed to waive investment advisory and administration fees payable in an amount equal to the shareholder servicing fees payable to affiliates.

For the year ended March 31, 2004, shareholder servicing fees paid to Schwab, U.S. Trust and affiliates of U. S. Trust:

	Amount Paid	Amount Waived as Investment Advisory Fees	Amount Waived as Administration Fees
Money Fund	$1,155,681	$42,060	$1,113,621
Government Money Fund	310,801	310,801	—
Treasury Money Fund	187,511	187,511	—
Tax-Exempt Money Fund	1,947,158	1,947,158	—
New York Tax-Exempt Money Fund	30,088	30,088	—

Edgewood Services, Inc. (“the Distributor”), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of the Funds. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

Boston Financial Data Services, Inc. (“BFDS”) serves as transfer agent to the Portfolios.

Each Independent Director of the Excelsior Fund receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman receives an additional annual fee of $7,500. Each Independent Director of the Excelsior Tax-Exempt Fund receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman receives an additional annual fee of $7,500. Each member of the Nominating Committee for Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust receives a fee of $3,000 for each meeting attended. The Chairman of the Nominating Committee also receives an annual fee of $5,000. In addition, Directors are reimbursed by the Excelsior Fund and Excelsior Tax-Exempt Fund, for reasonable expenses incurred when acting in their capacity as Directors.

3.    Federal Taxes:

It is the policy of the Funds that each Portfolio continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred

25

after October 31 and within the taxable year (“Post-October losses”). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Money Fund	—	$3,436	$(3,436)
Government Money Fund	—	1,189	(1,189)
Treasury Money Fund	$2,748	(2,748)	—
Tax-Exempt Money Fund	53	(53)	—

The tax character of dividends and distributions declared during the years ended March 31, 2004 and March 31, 2003 were as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains	Total
Money Fund
2004	$14,865,550	—	—	$14,865,550
2003	31,970,964	—	—	31,970,964
Government Money Fund
2004	3,926,682	—	—	3,926,682
2003	8,291,220	—	—	8,291,220
Treasury Money Fund
2004	2,597,162	—	—	2,597,162
2003	6,364,693	—	—	6,364,693
Tax-Exempt Money Fund
2004	38,469	$11,865,305	$273,567	12,177,341
2003	16,257	23,449,842	24,155	23,490,254
New York Tax-Exempt Money Fund
2004	31,529	2,456,266	—	2,487,795
2003	4,787	5,184,192	23,128	5,212,107

As of March 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Ordinary Income	Tax-Exempt Income	Capital Loss Carryforward	Post-October Losses	Wash Sales	Other Temporary Difference	Total
Money Fund	$946,177	—	$(47,687)	—	—	$(946,177)	$(47,687)
Government Money Fund	284,088	—	(33,689)	$(926)	—	(284,088)	(34,615)
Treasury Money Fund	187,791	—	—	—	—	(185,044)	2,747
Tax-Exempt Money Fund	—	$1,049,537	—	—	$(1,823)	(1,049,485)	(1,771)
New York Tax-Exempt Money Fund	—	200,652	—	(908)	—	(200,652)	(908)

For Federal tax purposes, the Portfolios aggregate tax cost is equal to book cost, with the exception of the Tax-Exempt Money Fund, and its tax basis of investments aggregates $2,044,632,903.

26

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2004, the following Portfolios had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

	Money Fund	Government Money Fund
Expiration Date March 31:
2005	$12,049	—
2006	—	$5,931
2007	—	3,297
2008	—	18,904
2011	11,663	—
2012	23,975	5,557

Total	$47,687	$33,689

4.    Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Excelsior Tax-Exempt Fund has authorized capital of 24 billion shares of Common Stock, 15 billion of which is currently classified to represent interests in one of seven separate investment portfolios. Authorized capital currently classified for each Portfolio is as follows: 4 billion shares each of Money Fund and Government Money Fund, 2.5 billion shares of Treasury Money Fund, 2 billion shares of New York Tax-Exempt Money Fund and 5.5 billion shares for Tax-Exempt Money Fund.

Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of each Fund’s Board of Directors. Since the Portfolios have sold, reinvested and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

	Money Fund
	Year Ended 03/31/04	Year Ended 03/31/03
Sold:
Shares	$4,664,084,234	$5,589,273,181
Institutional Shares	2,751,605,010	3,536,340,479
Issued as reinvestment of dividends:
Shares	784,932	1,812,339
Institutional Shares	2,186,353	4,944,129
Redeemed:
Shares	(5,311,141,614)	(5,605,547,555)
Institutional Shares	(2,831,721,381)	(3,303,057,021)

Net Increase (Decrease)	$(724,202,466)	$223,765,552

27

	Government Money Fund
	Year Ended 03/31/04	Year Ended 03/31/03
Sold	$3,164,391,955	$3,904,759,634
Issued as reinvestment of dividends	271,873	744,985
Redeemed	(3,214,432,180)	(4,106,605,322)

Net (Decrease)	$(49,768,352)	$(201,100,703)

	Treasury Money Fund
	Year Ended 03/31/04	Year Ended 03/31/03
Sold	$2,924,119,256	$2,645,547,298
Issued as reinvestment of dividends	641,186	1,846,537
Redeemed	(2,977,036,353)	(2,679,648,517)

Net (Decrease)	$(52,275,911)	$(32,254,682)

	Tax-Exempt Money Fund
	Year Ended 03/31/04	Year Ended 03/31/03
Sold	$7,348,246,145	$7,097,135,009
Issued as reinvestment of dividends	360,212	801,978
Redeemed	(7,584,879,895)	(7,339,512,073)

Net (Decrease)	$(236,273,538)	$(241,575,086)

	New York Tax-Exempt Money Fund
	Year Ended 03/31/04	Year Ended 03/31/03
Sold	$1,700,208,458	$1,902,878,709
Issued as reinvestment of dividends	422,511	832,736
Redeemed	(1,759,093,748)	(2,051,333,703)

Net (Decrease)	$(58,462,779)	$(147,622,258)

5.    Line of Credit:

The Portfolios and other affiliated funds participate in a $50 million unsecured line of credit provided by a syndication of banks, under a line of credit agreement. Borrowings may be made to temporarily finance the redemption of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, equal to an annual rate of 0.15% of the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter, and is included in miscellaneous expenses on the Statements of Operations. For the year ended March 31, 2004, the Portfolios had no borrowings under the agreement.

28

6.    Guarantees:

In the normal course of business, the Portfolios enter into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios, and therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

7.    Legal Proceedings:

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have been cooperating with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

Five class actions suits have been filed against the Companies and the Adviser: Mike Sayegh v. Janus Capital Corp.et al., (filed October 22, 2003 in Los Angeles Superior Court); James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details in each suit vary, in general each alleges that the Adviser, certain of its affiliates, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of the Companies. Each seeks unspecified monetary damages and related equitable relief.

In addition, two derivative actions, styled Richard Elliott v. Charles Schwab Corporation, et al., No 04 CV 2262 (S.D.N.Y.) and Lou Ann Murphy v. Charles Schwab Corporation et al., (No. 04 CV 3547 (E.D. Penn.), purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust, seek unspecific damages arising from alleged violations of Section 36 of the Investment Company Act, 15 U.S.C. § 80a-35(b) and breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices.

The class and derivative actions described above have been transferred to the United District Court for the District of Maryland for coordinated or consolidated pre-trial proceedings. Lead plaintiffs have been appointed and additional defendants have been added (generally consisting of current and former directors and officers of the Companies and entities who timed or facilitated timing in the Excelsior Funds). The seven lawsuits discussed above were consolidated into two new amended complaints, one for the class actions and one for the derivative actions, that were filed on or about September 29, 2004.

29

The plaintiffs in the consolidated class action are seeking unspecified monetary damages from claimed injuries arising from allegedly illegal and improper mutual fund trading practices, as well as disgorgement of investment advisory fees, rescission and restitution of unspecified funds. The plaintiffs in the consolidated derivative action are seeking on behalf of the Companies unspecified monetary damages for similar claimed injuries, as well as removal of Excelsior Fund directors, removal of U.S. Trust as advisor to the Excelsior Funds, rescission of its investment advisory contracts and disgorgement of management fees and compensation relating to the Excelsior Funds.

The Maryland court is expected to establish a briefing schedule prior to year end for motions to dismiss the actions, and the defendants will not be required to answer the complaints until such motions have been decided. Discovery in the actions is currently stayed, although a motion to lift the stay is expected to be filed on or about December 10, 2004 and decided on or after March 1, 2005.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

9.    Subsequent Events:

Effective December 13, 2004, BISYS Fund Services Ohio, Inc. replaced SEI Investments Global Funds Services as Sub-Administrator of Excelsior Fund and Excelsior Tax-Exempt Fund.

Effective January 1, 2005, BISYS Fund Services Limited Partnership will replace Edgewood Services, Inc. as the Distributor of Excelsior Fund and Excelsior Tax-Exempt Fund.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Money, Government Money, Treasury Money, Tax-Exempt Money, and New York Tax-Exempt Money Funds (three of the portfolios constituting the Excelsior Funds, Inc. and two of the portfolios constituting the Excelsior Tax-Exempt Funds, Inc.) (collectively, the “Funds”) as of March 31, 2004, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended March 31, 2003 and the financial highlights for each of the years in the four year period ended March 31, 2003 were audited by other auditors whose report, dated May 16, 2003, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money, Government Money, Treasury Money, Tax-Exempt Money, and New York Tax-Exempt Money Funds as of March 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

December 15, 2004

31

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Unaudited)

The Funds’ Boards of Directors/Trustees and Joint Audit Committee terminated Ernst & Young, LLP (“E&Y”) as the Funds’ independent registered public accounting firm on October 28, 2004 as a result of concerns regarding their independence at the time of the issuance of their report on the Funds’ March 31, 2004 financial statements. During the period in which E&Y served as independent registered public accounting firm for the Funds, there were no disagreements between E&Y and the Funds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. At the request of the Boards and the Joint Audit Committee, Deloitte & Touche LLP has performed a re-audit of the Funds’ March 31, 2004 financial statements, which had previously been audited by E&Y. That report is included in this annual report.

32

Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a “Company” and collectively, the “Excelsior Funds Complex”) is set forth below. Directors/Trustees who are not deemed to be “interested persons” of the Excelsior Funds Complex as defined in the 1940 Act are referred to as “Independent Board Members.” Directors/Trustees who are deemed to be “interested persons” of the Excelsior Funds Complex are referred to as “Interested Board Members”. The following information is as of December 15, 2004.

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
DIRECTORS
INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 73	Director/ Trustee Chairman of the Boards	Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	31	None.

Rodman L. Drake Age: 61	Director/Trustee	Since 1994	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	31	Director, Parsons Brinkerhoff, Inc. (engineering firm) (since 1995); Director, Clean Fuels Technology Corp. (since 1998); Director and Chairman, Hyperion Total Return Fund, Inc., Hyperion Strategic Mortgage Fund Inc., and Hyperion 2005 Term Trust Inc. (since 1991); Director, Jackson Hewitt Inc. (since June 2004).

Mel Hall Age: 59	Director/Trustee	Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chief Executive Officer, Comprehensive Health Services, Inc. (health care management and administration) (since 1991).	31	Chairman, Comprehensive Health Services, Inc. (since 1991).

Roger M. Lynch Age: 64	Director/Trustee	Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	31	Director, SLD Commodities, Inc. (importer of nuts) (since 1991).

33

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)

Jonathan Piel Age: 65	Director/Trustee	Since 1994	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994).	31	None.

INTERESTED BOARD MEMBER(5)

James L. Bailey 114 West 47th Street New York, NY 10036 Age: 59	Director/Trustee	Since February 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	31	None.

OFFICERS

Mary Martinez 114 West 47th Street New York, NY 10036 Age: 44	President	Since July 2004	Managing Director of United States Trust Company of New York (since 2003) and Chief Executive Officer of National Private Banking (since October 2004); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (from 1998 to 2003).	N/A	N/A

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Age: 43	Vice President	Since February 2004	Managing Director of United States Trust Company of New York (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

Agnes Mullady 225 High Ridge Road Stamford, CT 06905 Age: 45	Treasurer/Chief Financial and Chief Accounting Officer	Since February 2004	Senior Vice President, U.S. Trust Company, N.A. (since 2004); Chief Financial Officer, AMIC Distribution Partners (from 2002 to 2004); Controller Reserve Management Corporation, Reserve Management Company, Inc. and Reserve Partners, Inc. (from 2000 to 2002); Vice President and Treasurer, Northstar Funds; Senior Vice President and Chief Financial Officer, Northstar Investment Management Corp.; President and Treasurer, Northstar Administrators Corp.; and Vice President and Treasurer, Northstar Distributors, Inc. (from 1993 to 2000).	N/A	N/A

34

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)

Scott Rhodes 225 High Ridge Road Stamford, CT 06905 Age: 45	Vice President and Assistant Treasurer	Since November 2004	Vice President, U.S. Trust Company, N.A. (since August 2004); Vice President, BlackRock Financial Management Inc. (2004); Controller Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer, American Skandia Trust and American Skandia Advisor Funds, Inc. (from 1996 to 2003).	N/A	N/A

Alexandra Poe 114 West 47th Street New York, NY 10036 Age: 44	Secretary and Chief Legal Officer	Since May 2004	Senior Vice President and Assistant General Counsel, United States Trust Company of New York (since May 2004); Chief Legal Officer for Managed Accounts and Alternative Investment Strategies, Prudential Investments (from 2001 to 2004); Senior Vice President and General Counsel, US Investment Management and Global Hedge Funds and President of the Schroder Mutual Funds, Schroders (from 1996 to 2001).	N/A	N/A

Sharon M. Davison 114 West 47th Street New York, NY 10036 Age: 50	Chief Compliance Officer	Since September 2004	Senior Vice President of U.S. Trust Company of New York (since 2001); Director of Securities and Corporate Compliance (since 2001); Director of Special Investigations—New York Stock Exchange Division of Market Surveillance (from 2000 to 2001); Senior Counsel—New York Stock Exchange Division of Market Surveillance (from 1997 to 2000).	N/A	N/A

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Age: 46	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT 06905.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of December 15, 2004, the Excelsior Funds Complex consisted of 31 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

35

Federal Tax Information (Unaudited)

For the year ended March 31, 2004, the designation of long-term capital gains and the percentage of income earned from direct treasury obligations were as follows:

	20% Long-Term Capital Gains	Treasury Income Earned
Money Fund	—	10.44%
Government Money Fund	—	50.83%
Treasury Money Fund	—	97.78%
Tax-Exempt Money Fund	$273,594	—

For the year ended March 31, 2004, the percentage of exempt interest dividends paid was approximated as follows:

Tax-Exempt Money Fund	97.53%
New York Tax-Exempt Money Fund	98.84%

36

[THIS PAGE INTENTIONALLY LEFT BLANK]

AR-MM-1204-42598

INSTITUTIONAL

MONEY FUND

ANNUAL REPORT

March 31, 2004

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-881-9358, and (ii) on the Excelsior Funds’ website at http://www.excelsiorfunds.com.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Excelsior Funds, Inc. is distributed by Edgewood Services, Inc.

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, N.A., THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

LETTER TO SHAREHOLDERS

December 15, 2004

Dear Valued Excelsior Shareholder:

We are reissuing our 2004 annual report following the termination of Ernst & Young (“E&Y”) as the Funds’ auditor. As previously communicated, on October 28, 2004 the Funds’ Boards of Directors/Trustees terminated E&Y as the Funds’ independent registered public accounting firm as a result of concerns regarding their independence at the time of the issuance of their report. The Boards and their Chief Financial Officer have reviewed the Funds March 31, 2004 financial statements and have concluded that they fairly represent, in all material respects, the financial position of the Funds.

In addition, the Boards of the Funds engaged Deloitte & Touche (“D&T”) as the Funds’ independent registered public accounting firm, and D&T has performed a re-audit of the Funds’ March 31, 2004 financial statements. As stated in the enclosed report, in Deloitte & Touche’s opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2004.

At Excelsior we are committed to helping our shareholders’ long term investments grow. We are defined by our ability to give our shareholders the reassurance and comfort of a steady return over the long term. As always, we value your confidence in selecting Excelsior to fulfill your investment needs

Sincerely,

Mary Martinez

President

1

Excelsior Funds, Inc.

Portfolio of Investments

March 31, 2004

Money Fund

Principal Amount		Rate	Value (Note 1)
CERTIFICATES OF DEPOSIT — 18.30%
$ 75,000,000	Bank National of Paris, 06/11/04	1.030%	$75,000,000
70,000,000	CIBC, 06/08/04	1.040	70,001,261
75,000,000	Toronto Dominion, 06/17/04	1.035	75,000,781
75,000,000	Wells Fargo Co., 04/13/04	1.020	75,000,000

	TOTAL CERTIFICATES OF DEPOSIT (Cost $295,002,042)		295,002,042

COMMERCIAL PAPER — 54.24%
50,000,000	American Express Credit Corp., Discount Note, 04/07/04	1.080	49,991,000
25,000,000	04/20/04	1.080	24,985,750
35,000,000	Bank of America Corp., Discount Note, 04/05/04	1.060	34,995,878
50,000,000	04/07/04	1.100	49,990,833
20,000,000	CIT Group Inc., Discount Note, 05/24/04	1.030	19,969,672
30,000,000	06/14/04	1.050	29,935,250
75,000,000	Citicorp, Discount Note, 06/16/04	1.025	74,837,708
70,000,000	Falcon Asset Securities Corp., Discount Note, 04/20/04	1.030	69,961,947
75,000,000	General Electric Capital Corp., Discount Note, 04/08/04	1.110	74,983,813
50,000,000	*Goldman Sachs, 11/09/04	1.080	50,000,000
50,000,000	HBOS Treasury Services, plc, Discount Note, 04/07/04	1.110	49,990,750
50,000,000	Household Finance Corp., Discount Note, 05/06/04	1.050	49,948,958
30,000,000	International Lease Finance Corp., Discount Note, 04/26/04	1.020	29,978,750
40,000,000	Mortgage Interest Networking Trust, Discount Note, 05/24/04	1.030	39,939,345
75,000,000	New Center Asset Trust, Discount Note, 06/16/04	1.030	74,836,917
75,000,000	Preferred Receivable Funding, Discount Note, 04/19/04	1.030	74,961,375
75,000,000	Receivables Capital, Discount Note, 04/19/04	1.020	74,961,750

	TOTAL COMMERCIAL PAPER (Cost $874,269,696)		874,269,696

Principal Amount		Rate	Value (Note 1)
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 23.55%
$100,000,000	Federal Home Loan Bank, Discount Note, 04/28/04	0.995%	$99,925,375
60,000,000	Federal Home Loan Mortgage Corporation, Discount Note, 04/14/04	0.990	59,978,550
45,000,000	Federal National Mortgage Association, Discount Note, 06/02/04	1.085	44,915,912
100,000,000	07/28/04	1.020	99,665,667
75,000,000	Student Loan Marketing Association, Discount Note, 04/01/04	0.970	75,000,000

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $379,485,504)		379,485,504

Shares
OTHER SHORT-TERM INVESTMENT — 0.01%
135,065	@Dreyfus Government Cash Management Fund (Cost $135,065)		135,065

Principal Amount
REPURCHASE AGREEMENT — 3.97%
$ 64,000,000	Morgan Stanley Dean Witter, 1.05%, dated 03/31/04, due 04/01/04, to be repurchased at $64,001,867 (collateralized by a U.S. Government Agency Obligation, total market value $65,280,727) (Cost $64,000,000)		64,000,000

TOTAL INVESTMENTS (Cost $1,612,892,307)	100.07%	$1,612,892,307
OTHER ASSETS & LIABILITIES (NET)	(0.07)	(1,141,112)

NET ASSETS	100.00%	$1,611,751,195

Discount Note—The rate reported is the discount rate at the time of purchase.

*	Variable rate security—The rate disclosed is as of March 31, 2004.

plc—public limited company

@	Registered Investment Company

See Notes to Financial Statements.

2

Excelsior Funds, Inc.

Money Fund

Statement of Assets and Liabilities

March 31, 2004

ASSETS:
Investments, at cost — see accompanying portfolio	$1,612,892,307

Investments, at value (excluding Repurchase Agreement) (Note 1)	$1,548,892,307
Repurchase Agreement, at value (Note 1)	64,000,000
Interest receivable	247,746
Receivable for fund shares sold	84,583
Due from investment adviser (Note 2)	84,189

Total Assets	1,613,308,825
LIABILITIES:
Payable for dividends declared	732,408
Payable for fund shares redeemed	283,074
Administration fees payable (Note 2)	158,086
Shareholder servicing fees payable (Note 2)	229,375
Directors’ fees payable (Note 2)	77
Accrued expenses and other payables	154,610

Total Liabilities	1,557,630

NET ASSETS	$1,611,751,195

NET ASSETS consist of:
Accumulated net realized (loss) on investments	$(47,687)
Par value (Note 4)	1,611,998
Paid-in capital in excess of par value	1,610,186,884

Total Net Assets	$1,611,751,195

Net Assets:
Shares	$1,141,562,354
Institutional Shares	470,188,841
Shares of Common Stock outstanding (Note 4):
Shares	1,141,807,272
Institutional Shares	470,191,017
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Shares	$1.00

Institutional Shares	$1.00

See Notes to Financial Statements.

3

Excelsior Funds, Inc.

Money Fund

Statement of Operations

Year Ended March 31, 2004

INVESTMENT INCOME:
Interest income	$22,954,795

EXPENSES:
Investment advisory fees (Note 2)	5,157,440
Shareholder servicing fees — Shares (Note 2)	3,309,810
Shareholder servicing fees (Note 2)	1,155,681
Shareholder servicing fees — Institutional Shares (Note 2)	132,150
Administration fees (Note 2)	3,120,371
Legal and audit fees	453,237
Custodian fees	183,780
Transfer agent fees (Note 2)	127,856
Registration and filing fees	51,718
Directors’ fees and expenses (Note 2)	32,899
Shareholder reports	12,156
Miscellaneous expenses	104,652

Total Expenses	13,841,750
Fees waived and reimbursed by:
Investment adviser (Note 2)	(3,813,686)
Administrator (Note 2)	(1,938,819)

Net Expenses	8,089,245

NET INVESTMENT INCOME	14,865,550

REALIZED (LOSS) ON INVESTMENTS (Note 1):
Net realized (loss) on security transactions	(23,975)

Net increase in net assets resulting from operations	$14,841,575

See Notes to Financial Statements.

4

Excelsior Funds, Inc.

Money Fund

Statements of Changes in Net Assets

Year Ended March 31, 2004
Net investment income	$14,865,550
Net realized (loss) on security transactions	(23,975)

Net increase in net assets resulting from operations	14,841,575
Distributions to shareholders:
From net investment income
Shares	(9,962,795)
Institutional Shares	(4,902,755)

Total distributions	(14,865,550)

(Decrease) in net assets from fund share transactions (Note 4):
Shares	(646,272,448)
Institutional Shares	(77,930,018)

Total from fund share transactions	(724,202,466)

Net (decrease) in net assets	(724,226,441)
NET ASSETS:
Beginning of year	2,335,977,636

End of year	$1,611,751,195

Year Ended March 31, 2003
Net investment income	$32,216,854
Net realized gain on security transactions	900

Net increase in net assets resulting from operations	32,217,754
Distributions to shareholders:
From net investment income
Shares	(22,588,431)
Institutional Shares	(9,382,533)

Total distributions	(31,970,964)

Increase in net assets from fund share transactions (Note 4):
Shares	(14,462,035)
Institutional Shares	238,227,587

Total from fund share transactions	223,765,552

Net increase in net assets	224,012,342
NET ASSETS:
Beginning of year	2,111,965,294

End of year	$2,335,977,636

See Notes to Financial Statements.

5

Excelsior Funds, Inc.

Money Fund

Financial Highlights — Selected Per Share Data and Ratios

Institutional Shares

	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2002	Year Ended March 31, 2001	Period Ended March 31, 2000*
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Operations:
Net investment income	0.00863	0.01421	0.02919	0.06020	0.01688
Net realized gain (loss) on investments	—	(0.00021)	0.00020	—	—

Total From Investment Operations	0.00863	0.01400	0.02939	0.06020	0.01688
Distributions:
From net investment income	(0.00863)	(0.01400)	(0.02939)	(0.06020)	(0.01688)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.87%	1.41%	2.98%	6.19%	1.70	%(2)

Ratios and Supplemental Data:
Ratios to Average Net Assets
Net Expenses	0.25%	0.24%	0.25%	0.25%	0.25	%(3)
Gross Expenses (1)	0.53%	0.49%	0.54%	0.49%	0.49	%(3)
Net Investment Income	0.86%	1.41%	2.83%	6.09%	5.72	%(3)
Fee Waivers (Note 2)	$0.00280	$0.00252	$0.00288	$0.00240	$0.00071
Net Assets at end of Period (000’s omitted)	$470,189	$548,126	$309,829	$282,659	$272,997

       * Institutional Shares commenced operations December 16, 1999.

 (1)  Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrator.

 (2)  Not annualized

 (3)  Annualized

See Notes to Financial Statements.

6

EXCELSIOR FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) was incorporated under the laws of the State of Maryland on August 2, 1984 and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company with the exception of Energy and Natural Resources Fund and Real Estate Fund, both of which are non-diversified.

Excelsior Fund currently offers shares in sixteen managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Money Fund (the “Portfolio”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund in the preparation of the financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Portfolio offers two classes of shares: Shares and Institutional Shares. The Financial Highlights of Shares as well as the financial statements for the remaining portfolios of Excelsior Fund are presented separately.

With regard to the Portfolio, it is Excelsior Fund’s policy, to the extent possible, to maintain a continuous net asset value per share of $1.00. The Portfolio has adopted certain investment portfolio, valuation and dividend distribution policies to enable it to do so. However, there can be no assurance that the net asset value per share of the Portfolio will not vary.

(a) Portfolio valuation:

Securities are valued at amortized cost, which has been determined by the Portfolio’s Board of Directors to represent the fair value of the Portfolio’s investments. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium.

(b) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and is recorded on the accrual basis.

(c) Repurchase agreements:

Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and Excelsior Fund’s agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund’s custodian or

7

subcustodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

If the value of the underlying securities falls below the value of the repurchase price, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the Portfolio to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(d) Distributions to shareholders:

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforwards, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share.

(e) Expense allocation:

Expenses directly attributable to the Portfolio are charged to the Portfolio. Other expenses are allocated to the Portfolio based on average daily net assets. Shareholder servicing fees relating to a specific class are charged directly to that class.

2.    Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

United States Trust Company of New York (“U.S. Trust NY”) and U.S. Trust Company, N.A. (together the “Adviser” or “U.S. Trust”) acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as the investment adviser to the Portfolio. For the services provided pursuant to the Investment Advisory Agreement, the Adviser receives a fee, computed daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Portfolio. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”).

U.S. Trust Company, N.A., SEI Investments Global Funds Services and Federated Services Company (collectively, the “Administrators”) provide administrative services to Excelsior Fund. For the services provided to the Portfolio, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (excluding the international equity portfolios of Excelsior Fund and Excelsior Funds Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. Until further notice to the Portfolio, U.S. Trust Company, N.A. has voluntarily agreed to waive its portion of the administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of the Portfolio. For the year ended March 31, 2004, administration fees charged by U.S. Trust Company, N.A., administration

8

fees waived by U.S. Trust Company, N.A. and net administration fees were $2,477,640, $825,198 and $1,652,442, respectively.

From time to time, in their sole discretion, U.S. Trust may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolio for a portion of other expenses. For the year ended March 31, 2004, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to maintain an annual expense ratio of not more than 0.50% for Shares of the Portfolio. With regard to Institutional Shares, for the year ended March 31, 2004, U.S. Trust has contractually agreed to waive fees and reimburse expenses to the extent necessary to maintain an annual expense ratio of not more than 0.25%.

For the year ended March 31, 2004, pursuant to the above, U.S. Trust waived investment advisory fees of $3,771,626 for the Portfolio.

The Portfolio has entered into shareholder servicing agreements with various service organizations, which may include Schwab, U.S. Trust and affiliates of U.S. Trust. Services included in the servicing agreements are assisting in processing purchase, exchange, and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Portfolio and class level (where applicable). As a consideration for these services, each service organization receives a fee, computed daily and paid monthly, at an annual rate of up to 0.25% (0.40% prior to July 29, 2003) of the average daily net assets of the Portfolio’s Shares and up to 0.15% of the average daily net assets of the Portfolio’s Institutional Shares.

U.S. Trust has voluntarily agreed to waive investment advisory and administration fees payable in an amount equal to the shareholder servicing fees payable to affiliates.

For the year ended March 31, 2004, shareholder servicing fees paid to Schwab, U.S. Trust and affiliates of U.S. Trust were:

Amount Paid	Amount Waived as Investment Advisory Fees	Amount Waived as Administration Fees
$1,155,681	$42,060	$1,113,621

Edgewood Services, Inc. (“the Distributor”), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Fund. Shares of the Portfolio are sold without a sales charge on a continuous basis by the Distributor.

Boston Financial Data Services, Inc. (“BFDS”) serves as transfer agent to the Portfolio.

Each Independent Director of Excelsior Fund receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman receives an additional annual fee of $7,500. Each member of the Nominating Committee for Excelsior Fund, Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. receives a fee of $3,000 for each meeting attended. The Chairman of the Nominating Committee also

9

receives an annual fee of $5,000. In addition, each Director is reimbursed by Excelsior Fund for reasonable expenses incurred when acting in their capacity as Directors.

3.    Federal Taxes:

It is the policy of the Funds that the Portfolio continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a Federal excise tax, the Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year (“Post-October losses”). Post-October losses are deemed to arise on the first business day of the Portfolio’s next taxable year. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

Accumulated Net Realized Gain	Paid-In Capital
$3,436	$(3,436)

The tax character of dividends and distributions declared by the Portfolio during the years ended March 31, 2004 and March 31, 2003 were as follows:

	Ordinary Income	Total
2004	$14,865,550	$14,865,550
2003	31,970,964	31,970,964

As of March 31, 2004, the components of accumulated losses of the Portfolio on a tax basis were as follows:

Ordinary Income	Capital Loss Carryforward	Other Temporary Difference	Total
$946,177	$(47,687)	$(946,177)	$(47,687)

For Federal tax purposes, the Portfolio’s aggregate tax cost is equal to book cost.

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For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2004, the Portfolio had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

Expiration Date March 31:
2005	$12,049
2011	11,663
2012	23,975

Total	$47,687

4.    Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently classified for the Portfolio is 4 billion shares.

Each share has a par value of $0.001 and represents an equal proportionate interest in the Portfolio with other shares of the Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to the Portfolio as are declared at the discretion of Excelsior Fund’s Board of Directors. Since the Portfolio has sold, reinvested and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

	Money Fund
	Year Ended 03/31/04	Year Ended 03/31/03
Sold:
Shares	$4,664,084,234	$5,589,273,181
Institutional Shares	2,751,605,010	3,536,340,479
Issued as reinvestment of dividends:
Shares	784,932	1,812,339
Institutional Shares	2,186,353	4,944,129
Redeemed:
Shares	(5,311,141,614)	(5,605,547,555)
Institutional Shares	(2,831,721,381)	(3,303,057,021)

Net Increase (Decrease)	$(724,202,466)	$223,765,552

5.    Line of Credit:

The Portfolio and other affiliated funds participate in a $50 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the redemption of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus up to 0.50% per year. In addition, a commitment fee, equal to an annual rate of 0.15% of the average daily unused portion of the line of

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credit, is allocated among the participating Portfolios at the end of each quarter, and is included in miscellaneous expenses on the Statement of Operations. For the year ended March 31, 2004, the Portfolio had no borrowings under the agreement.

6.    Guarantees:

In the normal course of business, the Portfolios enter into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios, and therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

7.  Legal Proceedings:

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have been cooperating with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

Five class actions suits have been filed against the Companies and the Adviser: Mike Sayegh v. Janus Capital Corp.et al., (filed October 22, 2003 in Los Angeles Superior Court); James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details in each suit vary, in general each alleges that the Adviser, certain of its affiliates, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of the Companies. Each seeks unspecified monetary damages and related equitable relief.

In addition, two derivative actions, styled Richard Elliott v. Charles Schwab Corporation, et al., No 04 CV 2262 (S.D.N.Y.) and Lou Ann Murphy v. Charles Schwab Corporation et al., (No. 04 CV 3547 (E.D. Penn.), purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust, seek unspecific damages arising from alleged violations of Section 36 of the Investment Company Act, 15 U.S.C. § 80a-35(b) and breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices.

The class and derivative actions described above have been transferred to the United District Court for the District of Maryland for coordinated or consolidated pre-trial proceedings. Lead plaintiffs have

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been appointed and additional defendants have been added (generally consisting of current and former directors and officers of the Companies and entities who timed or facilitated timing in the Excelsior Funds). The seven lawsuits discussed above were consolidated into two new amended complaints, one for the class actions and one for the derivative actions, that were filed on or about September 29, 2004.

The plaintiffs in the consolidated class action are seeking unspecified monetary damages from claimed injuries arising from allegedly illegal and improper mutual fund trading practices, as well as disgorgement of investment advisory fees, rescission and restitution of unspecified funds. The plaintiffs in the consolidated derivative action are seeking on behalf of the Companies unspecified monetary damages for similar claimed injuries, as well as removal of Excelsior Fund directors, removal of U.S. Trust as advisor to the Excelsior Funds, rescission of its investment advisory contracts and disgorgement of management fees and compensation relating to the Excelsior Funds.

The Maryland court is expected to establish a briefing schedule prior to year end for motions to dismiss the actions, and the defendants will not be required to answer the complaints until such motions have been decided. Discovery in the actions is currently stayed, although a motion to lift the stay is expected to be filed on or about December 10, 2004 and decided on or after March 1, 2005.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

8.    Subsequent Events:

Effective December 13, 2004, BISYS Fund Services Ohio, Inc. replaced SEI Investments Global Funds Services as Sub-Administrator of Excelsior Fund.

Effective January 1, 2005, BISYS Fund Services Limited Partnership will replace Edgewood Services, Inc. as the Distributor of Excelsior Fund.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Excelsior Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Money Fund (one of the portfolios constituting the Excelsior Funds, Inc.) (the “Fund”) as of March 31, 2004, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2003 and the financial highlights for each of the years in the four year period ended March 31, 2003 were audited by other auditors whose report, dated May 16, 2003, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Fund as of March 31, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York December 15, 2004

14

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Unaudited)

The Funds’ Boards of Directors/Trustees and Joint Audit Committee terminated Ernst & Young, LLP (“E&Y”) as the Funds’ independent registered public accounting firm on October 28, 2004, as a result of concerns regarding their independence at the time of the issuance of their report on the Funds’ March 31, 2004 financial statements. During the period in which E&Y served as independent registered public accounting firm for the Funds, there were no disagreements between E&Y and the Funds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. At the request of the Boards and the Joint Audit Committee, Deloitte & Touche LLP has performed a re-audit of the Fund’s March 31, 2004 financial statements, which had previously been audited by E&Y. That report is included in this annual report.

Federal Tax Information — (Unaudited)

For the year ended March 31, 2004, the percentage of income earned from direct treasury obligations was 10.44%.

15

Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a “Company” and collectively, the “Excelsior Funds Complex”) is set forth below. Directors/Trustees who are not deemed to be “interested persons” of the Excelsior Funds Complex as defined in the 1940 Act are referred to as “Independent Board Members.” Directors/Trustees who are deemed to be “interested persons” of the Excelsior Funds Complex are referred to as “Interested Board Members.” The following information is as of December 15, 2004.

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
DIRECTORS

INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 73	Director/Trustee Chairman of the Boards	Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	31	None.

Rodman L. Drake Age: 61	Director/Trustee	Since 1994	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	31	Director, Parsons Brinkerhoff, Inc. (engineering firm) (since 1995); Director, Clean Fuels Technology Corp. (since 1998); Director and Chairman, Hyperion Total Return Fund, Inc., Hyperion Strategic Mortgage Fund Inc., and Hyperion 2005 Term Trust Inc. (since 1991); Director, Jackson Hewitt Inc. (since June 2004).

Mel Hall Age: 59	Director/Trustee	Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chief Executive Officer, Comprehensive Health Services, Inc. (health care management and administration) (since 1991).	31	Chairman, Comprehensive Health Services, Inc. (since 1991).

Roger M. Lynch Age: 64	Director/Trustee	Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	31	Director, SLD Commodities, Inc. (importer of nuts) (since 1991).

16

Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited) (Continued)

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
Jonathan Piel Age: 65	Director/Trustee	Since 1994	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994).	31	None.

INTERESTED BOARD MEMBER(5)
James L. Bailey 114 West 47th Street New York, NY 10036 Age: 59	Director/Trustee	Since February 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	31	None.

OFFICERS

Mary Martinez 114 West 47th Street New York, NY 10036 Age: 44	President	Since July 2004	Managing Director of United States Trust Company of New York (since 2003) and Chief Executive Officer of National Private Banking (since October 2004); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (from 1998 to 2003).	N/A	N/A

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Age: 43	Vice President	Since February 2004	Managing Director of United States Trust Company of New York (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

Agnes Mullady 225 High Ridge Road Stamford, CT 06905 Age: 45	Treasurer/Chief Financial and Chief Accounting Officer	Since February 2004	Senior Vice President, U.S. Trust Company, N.A. (since 2004); Chief Financial Officer, AMIC Distribution Partners (from 2002 to 2004); Controller Reserve Management Corporation, Reserve Management Company, Inc. and Reserve Partners, Inc. (from 2000 to 2002); Vice President and Treasurer, Northstar Funds; Senior Vice President and Chief Financial Officer, Northstar Investment Management Corp.; President and Treasurer, Northstar Administrators Corp.; and Vice President and Treasurer, Northstar Distributors, Inc. (from 1993 to 2000).	N/A	N/A

17

Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited) (Continued)

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
Scott Rhodes 225 High Ridge Road Stamford, CT 06905 Age: 45	Vice President and Assistant Treasurer	Since November 2004	Vice President, U.S. Trust Company, N.A. (since August 2004); Vice President, BlackRock Financial Management Inc. (2004); Controller Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer, American Skandia Trust and American Skandia Advisor Funds, Inc. (from 1996 to 2003).	N/A	N/A

Alexandra Poe 114 West 47th Street New York, NY 10036 Age: 44	Secretary and Chief Legal Officer	Since May 2004	Senior Vice President and Assistant General Counsel, United States Trust Company of New York (since May 2004); Chief Legal Officer for Managed Accounts and Alternative Investment Strategies, Prudential Investments (from 2001 to 2004); Senior Vice President and General Counsel, US Investment Management and Global Hedge Funds and President of the Schroder Mutual Funds, Schroders (from 1996 to 2001).	N/A	N/A

Sharon M. Davison 114 West 47th Street New York, NY 10036 Age: 50	Chief Compliance Officer	Since September 2004	Senior Vice President of U.S. Trust Company of New York (since 2001); Director of Securities and Corporate Compliance (since 2001); Director of Special Investigations – New York Stock Exchange Division of Market Surveillance (from 2000 to 2001); Senior Counsel – New York Stock Exchange Division of Market Surveillance (from 1997 to 2000).	N/A	N/A

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Age: 46	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT 06905.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of December 15, 2004, the Excelsior Funds Complex consisted of 31 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

AR-INSTMM-1204-42600

18

Item 2.	Code of Ethics.

The registrant has adopted a Code of Business Conduct and Ethics for principal executive officers and senior financial officers.

Item 3.	Audit Committee Financial Expert.

(a)(1) & (2) The registrant’s board of trustees has determined that audit committee financial experts serving on the audit committee are Frederick S. Wonham and Rodman L. Drake, who are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The Funds’ Boards of Directors/Trustees and Joint Audit Committee terminated Ernst & Young, LLP (“E&Y”) as the Funds’ independent registered public accounting firm on October 28, 2004 as a result of concerns regarding their independence at the time of the issuance of their report on the Funds’ March 31, 2004 financial statements. During the period in which E&Y served as independent registered public accounting firm for the Funds, there were no disagreements between E&Y and the Funds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. At the request of the Boards and the Joint Audit Committee, Deloitte & Touche LLP has performed a re-audit of the Funds’ March 31, 2004 financial statements, which had previously been audited by E&Y.

For the fiscal year ended March 31, 2004, the aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for Excelsior Funds, Inc. are shown in the table below. These fees will be reimbursed by the Advisor.

		2004
		All fees and services to the Registrant that were pre-approved		All fees and services to service affiliates that were pre-approved
(a)	Audit Fees(1)	$498,342		N/A
(b)	Audit-Related Fees(2)	$0		$0
(c)	Tax Fees(3)	$0		$0
(d)	All Other Fees	$0	(4)	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	For the fiscal year ended March 31, 2004, there were no fees for assurance and related services by D&T reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under (a) of this Item.

(3)	For the fiscal year ended March 31, 2004, there were no aggregate tax fees billed for professional services rendered by D&T for tax compliance, tax advice, and tax planning.

(4)	For the fiscal year ending March 31, 2004, there were no fees billed for professional services rendered by D&T for products and services provided by D&T to the Registrant, other than the services reported in (a) through (c) of this Item.

For the fiscal year ended March 31, 2003, the aggregate fees billed by Deloitte & Touche, LLP for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for Excelsior Funds, Inc. are shown in the table below.

		2003(5)
		All fees and services to the Registrant that were pre-approved		All fees and services to service affiliates that were pre-approved
(a)	Audit Fees(1)	$0		N/A
(b)	Audit-Related Fees(2)	$0		$0
(c)	Tax Fees(3)	$0		$0
(d)	All Other Fees	$0	(4)	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	For the fiscal year ended March 31, 2003, there were no fees for assurance and related services by D&T reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under (a) of this Item.

(3)	For the fiscal year ended March 31, 2003, there were no aggregate tax fees billed for professional services rendered by D&T for tax compliance, tax advice, and tax planning.

(4)	For the fiscal year ending March 31, 2003, there were no fees billed for professional services rendered by D&T for products and services provided by D&T to the Registrant, other than the services reported in (a) through (c) of this Item.

(5)	The principal auditor did not audit the Registrant’s financial statements in 2003.

(e)(1) The audit committee has adopted policies and procedures that require pre-approval of audit and non-audit services for the Funds and certain other services provided to the Fund’s affiliates in accordance with Rule 2-01(c)(7) of Regulation S-X. The pre-approval requirement for non-audit services for the Funds, the Funds’ investment adviser and the adviser’s control affiliates may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent accountant by the Funds and the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by its designated Audit Committee member(s).

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2004	2003
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not Applicable.

(g) For the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate non-audit fees billed by D&T for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $1,025,000 and $500,000, respectively.

(h) The registrant’s audit committee has considered whether its principal accountant’s provision of non-audit services that were rendered to the registrant’s investment adviser, and any control persons of the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable. Effective for filings made for fiscal periods ending on or after July 9, 2004.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 9.	Submissions of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors after Registrant last provided disclosure in response to the requirement of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item 9.

Item 10.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

Items 11.	Exhibits.

(a)(1) Code of Business Conduct and Ethics for principal executive and senior financial officers, attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Excelsior Funds, Inc.

By (Signature and Title)*	/s/ Mary Martinez
Mary Martinez
President
Date 12/29/04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mary Martinez
Mary Martinez
President
Date 12/29/04

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady
Treasurer, Chief Financial Officer and
Chief Accounting Officer
Date 12/29/04

*	Print the name and title of each signing officer under his or her signature.